As filed with the Securities and Exchange Commission on April 29, 2003
Securities Act File No. 2-88566
Investment Company Act File No. 811-4255

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[X]

Pre-Effective Amendment No. ___	[ ]

Post-Effective Amendment No. 43	[X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[X]

Amendment No. 43	[X]

(Check appropriate box or boxes)

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
(Exact Name of Registrant as Specified in Charter)

605 Third Avenue, 2nd Floor, New York, New York 10158-0006
(Address of Principal Executive Offices)

Registrant's Telephone Number: (212) 476-8800

Ellen Metzger
c/o Neuberger Berman Management Inc.
605 Third Avenue, 2nd Floor
New York, New York 10158-0006
(Name and Address of Agent for Service)

Copies to:

Jeffrey S. Puretz, Esq.
Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

[ ]	Immediately upon filing pursuant to paragraph (b)	[X]	on May 1, 2003 pursuant to paragraph (b)

[ ]	60 days after filing pursuant to paragraph (a)(1), or	[ ]	on _______________ pursuant to paragraph (a)(1)

[ ]	75 days after filing pursuant to paragraph (a)(2) or	[ ]	on _______________ pursuant to paragraph (a)(2) of Rule 485

Neuberger Berman
Advisers Management Trust

PROSPECTUS May 1, 2003

I CLASS SHARES

Balanced Portfolio

These securities, like the securities of all mutual funds, have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Neuberger Berman

Contents

ADVISERS MANAGEMENT TRUST

Balanced Portfolio2

YOUR INVESTMENT

Buying and Selling Fund Shares9

Share Prices9

Fund Structure10

Distributions and Taxes10

THIS PORTFOLIO:

is offered to life insurance companies to serve as an investment vehicle under their variable annuity and variable life insurance contracts and is also offered to qualified pension and retirement plans is designed for investors with long-term goals in mind

offers you the opportunity to participate in financial markets through a professionally managed stock and bond portfolio carries certain risks, including the risk that you could lose money if fund shares are worth less than what you paid. This prospectus discusses principal risks of investment in fund shares. These and other risks are discussed in detail in the Statement of Additional Information (see back cover). If you are buying a variable contract or qualified plan, you should also read the contract`s prospectus is a mutual fund, not a bank deposit, and is not guaranteed or insured by the FDIC or any other government agency

The "Neuberger Berman" name and logo are service marks of Neuberger Berman, LLC. "Neuberger Berman Management Inc." and the individual fund name in this prospectus are either service marks or registered service marks of Neuberger Berman Management Inc.(C) 2003 Neuberger Berman Management Inc. All rights reserved.

Neuberger Berman

Advisers Management Trust Balanced Portfolio

GOAL & STRATEGY

The fund seeks growth of capital and reasonable current income without undue risk to principal.

To pursue these goals, the fund allocates its assets between stocks primarily those of mid-capitalization companies, which it defines as those with a total market capitalization between $2 billion and $12 billion and short-term fixed-income securities from U.S. government and corporate issuers. The fund seeks to reduce risk by diversifying among many companies, sectors and industries.

The managers normally allocate anywhere from 50% to 70% of assets to stock investments, with the balance allocated to bond investments (at least 25%) and operating cash. In determining the fund's allocation, the managers consult with senior management of the adviser and sub-adviser.

In selecting growth stocks, the managers employ a disciplined investment strategy. Using fundamental research and quantitative analysis, they look for fast-growing companies with above average sales and competitive returns on equity relative to their peers. In doing so, the managers analyze such factors as:

financial condition (such as debt to equity ratio)

market share and competitive leadership of the company`s products earnings growth relative to competitors

market valuation in comparison to a stock`s own historical norms and the stocks of other mid-cap companies

The managers follow a disciplined selling strategy and may sell a stock when it fails to perform as expected or when other opportunities appear more attractive.

The fund's fixed-income securities consist mainly of investment-grade bonds and other debt securities from U.S. government and corporate issuers, and may include mortgage- and asset-backed securities. Although the fund may invest in securities of any maturity, it normally maintains an average fund duration of four years or less. In selecting fixed-income securities, the managers monitor national trends, looking for securities that appear relatively underpriced or appear likely to have their credit ratings raised.

The fund has the ability to change its goal without shareholder approval, although it does not currently intend to do so.

Asset Allocation

Studies of performance and volatility indicate that balanced portfolios of stocks and fixed-income securities can approach stock market performance while experiencing lower volatility. The first step in an allocation strategy is to determine how assets should be divided among investment categories. Selecting appropriate investments within those categories is a second step.

Mid-Cap Stocks

Mid-cap stocks have historically shown risk/return characteristics that are in between those of small- and large-cap stocks. Their prices can rise and fall substantially, although many have the potential to offer comparatively attractive long-term returns.

Mid-caps are less widely followed on Wall Street than large-caps, which can make it comparatively easier to find attractive stocks that are not overpriced.

MAIN RISKS

Most of the fund`s performance depends on what happens in the stock and bond markets. The markets` behavior is unpredictable, particularly in the short term. The value of your investment will rise and fall, sometimes sharply, and you could lose money.

By focusing on mid-cap stocks, the fund is subject to their risks, including the risk its holdings may:

fluctuate more widely in price than the market as a whole

underperform other types of stocks or be difficult to sell when the economy is not robust, during market downturns, or when mid-cap stocks are out of favor

Because the prices of most growth stocks are based on future expectations, these stocks tend to be more sensitive than value stocks to bad economic news and negative earnings surprises. Bad economic news or changing investor perceptions can negatively affect growth stocks across several industries and sectors simultaneously. While the prices of any type of stock can rise and fall rapidly, growth stocks in particular may underperform during periods when the market favors value stocks.

The fund's yield and total return will change with interest rate movements. When interest rates rise, the fund's income portion of the share price will typically fall. The fund's sensitivity to this risk will increase with any increase in the fund's duration.

A downgrade or default affecting any of the fund's securities would affect the fund's performance. Performance could also be affected if unexpected interest rate trends cause the fund's mortgage- or asset-backed securities to be paid off substantially earlier or later than expected. Slower payoffs effectively increase duration, heightening interest rate risk.

Over time, the fund may produce lower returns than pure stock investments and less conservative bond investments. Although the fund's average return has out-paced inflation over the long term, it may not always do so.

Due to the fund's limited duration and the need to sometimes change allocation among sectors, the fund may have a high portfolio turnover rate, which can mean increased transaction costs.

Other Risks

The fund may use certain practices and securities involving additional risks. Borrowing, securities lending, and using derivatives could create leverage, meaning that certain gains or losses could be amplified, increasing share price movements. The use of certain derivatives to hedge interest rate risks or produce income could affect fund performance if the derivatives do not perform as expected. In using certain derivatives to gain stock market exposure for excess cash holdings, the fund increases its risk of loss.

Although they may add diversification, foreign securities can be riskier, because foreign markets tend to be more volatile and currency exchange rates fluctuate. There may be less information available about foreign issuers than about domestic issuers.

When the fund anticipates adverse market, economic, political or other conditions, it may temporarily depart from its goal and invest substantially in high-quality short-term investments. This could help the fund avoid losses but may mean lost opportunities.

PERFORMANCE

The charts below provide an indication of the risks of investing in the fund. The bar chart shows how the fund`s performance has varied from year to year. The table next to the chart shows what the return would equal if you averaged out actual performance over various lengths of time and compares the return with one or more measures of market performance. This information is based on past performance; it`s not a prediction of future results. The performance information does not reflect insurance product or qualified plan expenses. If they were reflected, returns would be less than those shown.

Year-by-Year % Returns as of 12/31 each year

Best quarter: Q4 '99, 32.13%Worst quarter: Q4 '00, -18.61%

Average Annual Total % Returns as of 12/31/2002
	1 Year	5 Years	10 Years
Balanced Portfolio	-17.15	0.53	5.25
Russell Midcap Growth Index	-27.41	-1.82	6.71
Merrill Lynch 1-3 Year Treasury Index	5.76	6.40	6.04
S&P 500 Index	-22.09	-0.58	9.34
Index Descriptions:The Russell Midcap Growth Index is an unmanaged indexof U.S. mid-cap growth stocks.The Merrill Lynch 1-3 Year Treasury Index is an unmanagedindex of U.S. Treasuries with maturities between 1 and 3years.The S&P 500 is an unmanaged index of U.S. stocks.

Performance Measures

The information on this page provides different measures of the fund`s total return. Total return includes the effect of distributions as well as changes in share price. The figures assume that all distributions were reinvested in the fund and include all fund expenses.

As a frame of reference, the table includes broad-based indexes of the entire U.S. equity market and of the portion of the market the fund focuses on. The fund`s performance figures include all of its expenses; the indexes do not include costs of investment.

INVESTOR EXPENSES

The fund does not charge you any fees for buying, selling, or exchanging shares. Your only fund cost is your share of annual operating expenses. The expense example can help you compare costs among funds. You may, however, have additional expenses in connection with your insurance contract or qualified plan.

The table that follows shows the estimated operating expenses paid each year by the fund. Actual expenses paid by the fund may vary from year to year. You may participate in the fund through a variable annuity contract or variable life insurance policy (variable contract) or through a qualified pension plan. If you participate through a variable contract, it is a contract between you and the issuing life insurance company. The fund is not a party to that variable contract, but is merely an investment option made available to you by your insurance company under the variable contract. The fees and expenses of the fund are not fixed or specified under the terms of your variable contract. The table does not include expenses and charges that are, or may be, imposed under your variable contract. If such expenses and charges were included, your costs would be higher. For information on these charges, please refer to the applicable variable contract prospectus, prospectus summary or disclosure statement. If you participate through a qualified pension plan, the table does not reflect direct expenses of the plan, and you should consult your plan administrator for more information.

Fee Table
Shareholder Fees			None
Annual operating expenses (% of average net assets)*These are deducted from fund assets, so you pay them indirectly.
	Management fees	0.85
Plus:	Distribution (12b-1) fees	None
	Other expenses	0.27
Equals:	Total annual operating expenses	1.12

The figures in the table are based on last year`s expenses.

Expense Example

The example assumes that you invested $10,000 for the periods shown, that you earned a hypothetical 5% total return each year, and that the fund's expenses were those in the fee table to the left. Your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
Expenses	$114	$356	$617	$1,363

MANAGEMENT

Theodore P. Giuliano, a Vice President of Neuberger Berman Management and a Managing Director of Neuberger Berman, LLC, is the manager of the Fixed Income Group of Neuberger Berman, which he helped establish in 1984. He has co-managed the fund's assets since 1996.

Catherine L. Waterworth is a Vice President of Neuberger Berman Management and Managing Director of Neuberger Berman, LLC. She has co-managed the fund's assets since December 1998. From 1995 to 1998, she was a managing director of high grade fixed income at a major investment firm.

Jon D. Brorson is a Vice President of Neuberger Berman Management and a Managing Director of Neuberger Berman, LLC. He has co-managed an equity mutual fund and managed other equity portfolios since 1990 at two other investment managers, where he also had responsibility for investment research, sales and trading.

Kenneth J. Turek is a Vice President of Neuberger Berman Management and a Managing Director of Neuberger Berman, LLC. He has managed or co-managed two equity mutual funds and other equity portfolios for several other investment managers since 1985.

Neuberger Berman Management is the fund`s investment manager, administrator, and distributor. It engages Neuberger Berman, LLC as sub-adviser to provide investment research and related services. Together, the firms and their affiliates manage over $56 billion in total assets (as of 12/31/2002) and continue an asset management history that began in 1939. For the 12 months ended 12/31/2002, the management/administration fees paid to Neuberger Berman Management were 0.85% of average net assets.

FINANCIAL HIGHLIGHTS(1)

Year Ended December 31,			1998	1999	2000	2001	2002
Per-share data ($)
Data apply to a single share throughout each year indicated. You can see what the fund earned (or lost), what it distributed to investors, and how its share price changed.
	Share price (NAV) at beginning of year	17.80	16.34	20.89	17.28	9.66
Plus:	Income from investment operations
	Net investment income	0.29	0.26	0.30	0.22(4)	0.12
	Net gains/losses - realized and unrealized	1.62	4.96	(0.61)	(2.27)(4)	(1.75)
	Subtotal: income from investment operations	1.91	5.22	(0.31)	(2.05)	(1.63)
Minus:	Distributions to shareholders
	Income dividends	0.42	0.27	0.37	0.28	0.22
	Capital gain distributions	2.95	0.40	2.93	5.29	-
	Subtotal: distributions to shareholders	3.37	0.67	3.30	5.57	0.22
Equals:	Share price (NAV) at end of year	16.34	20.89	17.28	9.66	7.81
Ratios (% of average net assets)
The ratios show the fund's expenses and net investment income - as they actually are as well as how they would have been if certain expense offset arrangements had not been in effect.
Net expenses - actual			1.03	1.02	0.99	1.07	1.12
Expenses(2)			1.03	1.02	0.99	1.07	1.12
Net investment income - actual			1.84	1.60	1.49	2.10(4)	1.37
Other data
Total return shows how an investment in the fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the fund bought and sold securities.

Total return (%)(3)			12.18	33.56	(4.55)	(13.36)	(17.15)
Net assets at end of year (in millions of dollars)			177.6	165.3	147.6	112.0	80.5
Portfolio turnover rate (%)			71	121	124	88	106
The figures above have been audited by Ernst & Young LLP, the fund's independent auditors. Their report, along with full financial statements, appears in the fund's most recent shareholder report (see back cover).(1) Reflects income and expenses, including the fund`s proportionate share of AMT Balanced Investment`s income and expenses through April 30, 2000 under the prior master/feeder structure.(2) Shows what this ratio would have been if there had been no expense offset arrangements.(3) Does not reflect charges and other expenses that apply to the separate account or the related insurance policies. Qualified plans that are direct shareholders of the fund are not affected by insurance related expenses.(4) With the adoption of the AICPA Audit and Accounting Guide for Investment Companies, effective for annual financial statements issued for fiscal years beginning after December 15, 2000, net investment income per share decreased $0.004, net gains or losses on securities increased by $0.004 and the ratio of net investment income to average net assets decreased by 0.04%.

Neuberger Berman

Your Investment

BUYING AND SELLING FUND SHARES

The fund described in this prospectus is designed for use with certain variable insurance contracts and qualified plans. Because shares of the fund are held by the insurance company or qualified plans involved, you will need to follow the instructions provided by your insurance company or qualified plan for matters involving allocations to this fund.

Under certain circumstances, the fund reserves the right to:

suspend the offering of shares

reject any investment order

satisfy an order to sell fund shares with securities rather than cash, for certain very large orders suspend or postpone the redemption of shares on days when trading on the New York Stock Exchange is restricted, or as otherwise permitted by the SEC

Because the fund is offered to different insurance companies and for different types of variable contracts annuities, life insurance and qualified plans, groups with different interests will share the fund. Due to differences of tax treatment and other considerations among these shareholders, it is possible (although not likely) that the interests of the shareholders might sometimes be in conflict. For these reasons, the trustees of the fund watch for the existence of any material irreconcilable conflicts and will determine what action, if any, should be taken in the event of a conflict. If there is a conflict, it is possible that to resolve it, one or more insurance company separate accounts or qualified plans might be compelled to withdraw its investment in the fund. While this might resolve the conflict, it also might force the fund to sell securities at disadvantageous prices.

SHARE PRICES

When you buy and sell shares of the fund, the share price is the fund`s net asset value per share.

The fund is open for business every day the New York Stock Exchange is open. The Exchange is closed on all national holidays and Good Friday; fund shares will not be priced on those days. In general, every buy or sell request you place will go through at the next share price to be calculated after your request has been accepted; check with your insurance company or qualified plan administrator to find out by what time your transaction request must be received in order to be processed the same day. The fund normally calculates its share price as of the end of regular trading on the Exchange on business days, usually 4:00 p.m. Eastern Time. Depending on when your insurance company or qualified plan accepts transaction requests, it`s possible that the fund`s share price could change on days when you are unable to buy or sell shares. Because foreign markets may be open on days when U.S. markets are closed, the value of foreign securities owned by the fund could change on days when you can`t buy or sell fund shares. The fund`s share price, however, will not change until the next time it is calculated.

Share Price Calculations

The fund`s share price is the total value of its assets minus its liabilities, divided by the total number of shares. Because the value of the fund's securities changes every day, the share price usually changes as well.

The fund values equity securities by using market prices, and values debt securities using bid quotations from independent pricing services or principal market markers. The fund may value short-term securities with remaining maturities of less than 60 days at cost; these values, when combined with interest earned, approximate market value.

In rare cases, events that occur after markets have closed may render certain prices unreliable or reliable market quotes may not be available. When the fund believes a market price does not reflect a security`s true value, the fund may substitute for the market price a fair-value estimate derived through methods approved by its trustees. The fund may also use these methods to value certain types of illiquid securities.

FUND STRUCTURE

While Neuberger Berman Management and Neuberger Berman, LLC may serve as the adviser or sub-adviser of other mutual funds that have similar names, goals, and strategies as the fund, there may be certain differences between the fund and these other mutual funds in matters such as size, cash flow patterns and tax matters, among others. As a result, there could also be differences in performance.

DISTRIBUTIONS AND TAXES

The information below is only a summary of some of the important federal tax considerations generally affecting the fund and its shareholders; for a more detailed discussion, request a copy of the Statement of Additional Information. Also, you may want to consult your tax professional. Everyone`s tax situation is different, and your professional should be able to help you answer any questions you may have.

Distributions The fund pays out to shareholders of record any net income and net capital gains. Ordinarily, the fund makes distributions once a year in September. All dividends and other distributions received by shareholders of record are automatically reinvested in fund shares.

How distributions and transactions are taxed Dividends and other distributions made by the fund, as well as transactions in fund shares, are taxable, if at all, to the extent described in your qualified plan documentation or variable contract prospectus. Consult it for more information.

Other tax-related considerations In unusual circumstances, there may be a risk to you of special tax liabilities from an investment in the fund. Because the fund is offered through certain variable insurance contracts and qualified plans, it is subject to special diversification standards beyond those that normally apply to mutual funds. If the underlying assets of the fund fail to meet the special standards, you could be subject to adverse tax consequences for example, some of the income earned by the fund could generate a current tax liability.

The managers of the fund`s assets intend to comply with the special diversification requirements. It is possible that their attempts to comply may at times call for decisions that would somewhat reduce investment performance.

Insurance and Qualified Plan Expenses

The fees and policies outlined in this prospectus are set by the fund and by Neuberger Berman Management. The fee information here does not include the fees and expenses charged by your insurance company under your variable contract or your qualified plan; for those fees, you will need to see the prospectus for your variable contract or your qualified plan documentation.

Distribution and Services

The fund has a non-fee distribution plan that recognizes that Neuberger Berman Management may use its own resources, including profits they derive from administration fees paid by the fund, to pay expenses associated with the distribution of fund shares.

Neuberger Berman Management may also pay insurance companies and qualified plan administrators for services they provide to current and prospective variable contract owners and qualified plan participants, such as providing information about the fund and delivering fund documents, among other services.

Neuberger Berman Management does not receive any separate fees from shares of the fund for making these payments.

Neuberger Berman Advisers Management Trust

Balanced Portfolio

If you`d like further details on this fund you can request a free copy of the following documents:

Shareholder Reports Published twice a year, the shareholder reports offer information about the fund`s recent performance, including:

a discussion by the portfolio manager(s) about strategies and market conditions fund performance data and financial statements

portfolio holdings

Statement of Additional Information (SAI) The SAI contains more comprehensive information on this fund, including:

various types of securities and practices, and their risks

investment limitations and additional policies

information about the fund`s management and business structure

The SAI is hereby incorporated by reference into this prospectus, making it legally part of the prospectus.

Investment manager: Neuberger Berman Management Inc.
Sub-adviser: Neuberger Berman, LLC

Obtaining Information

You can obtain a shareholder report, SAI, and other information from your investment provider, or from:

Neuberger Berman Management Inc.

605 Third Avenue 2nd Floor

New York, NY 10158-0180

800-877-9700

212-476-8800

Web site: www.nb.com

Email: fundinquiries@nb.com

You can also request copies of this information from the SEC for the cost of a duplicating fee by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC`s Public Reference Section, Washington DC 20549-0102. They are also available from the EDGAR Database on the SEC`s website at www.sec.gov.

You may also view and copy the documents at the SEC`s Public Reference Room in Washington. Call 202-942-8090 for information about the operation of the Public Reference Room.

Neuberger Berman Management Inc.

605 Third Avenue 2nd Floor

New York, NY 10158-0180

Shareholder Services:

800.877.9700

Institutional Services:

800.366.6264

www.nb.com

A0063 05/03 SEC file number: 811-4255

Neuberger Berman
Advisers Management Trust

PROSPECTUS May 1, 2003

S CLASS SHARES

Fasciano Portfolio

These securities, like the securities of all mutual funds, have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Neuberger Berman

Contents

ADVISERS MANAGEMENT TRUST

Fasciano Portfolio (Class S)2

YOUR INVESTMENT

Buying and Selling Fund Shares7

Share Prices7

Fund Structure8

Distributions and Taxes8

THIS PORTFOLIO:

is offered to life insurance companies to serve as an investment vehicle under their variable annuity and variable life insurance contracts and is also offered to qualified pension and retirement plans is designed for investors with long-term goals in mind

offers you the opportunity to participate in financial markets through a professionally managed stock portfolio carries certain risks, including the risk that you could lose money if fund shares are worth less than what you paid. This prospectus discusses principal risks of investment in fund shares. These and other risks are discussed in detail in the Statement of Additional Information (see back cover). If you are buying a variable contract or qualified plan, you should also read the contract`s prospectus is a mutual fund, not a bank deposit, and is not guaranteed or insured by the FDIC or any other government agency

The "Neuberger Berman" name and logo are service marks of Neuberger Berman, LLC. "Neuberger Berman Management Inc." and the individual fund name in this prospectus are either service marks or registered service marks of Neuberger Berman Management Inc.(C) 2003 Neuberger Berman Management Inc. All rights reserved.

Neuberger Berman

Advisers Management Trust Fasciano Portfolio (Class S)

GOAL & STRATEGY

The fund seeks long-term capital growth. The portfolio manager also may consider a company`s potential for current income prior to selecting it for the fund.

To pursue this goal, the fund invests mainly in common stocks of small-capitalization companies, which it defines as those with a total market value of no more than $1.5 billion at the time the fund first invests in them. The fund may continue to hold or add to a position in a stock after the issuer has grown beyond $1.5 billion. These include securities having common stock characteristics, such as securities convertible into common stocks, and rights and warrants to purchase common stocks. The manager will look for companies with:

strong business franchises that are likely to sustain long-term rates of earnings growth for a three to five year time horizon, and stock prices that the market has undervalued relative to the value of similar companies and that offer excellent potential to appreciate over a three to five year time horizon.

In choosing companies that the manager believes are likely to achieve the fund`s objective, the manager also will consider the company`s overall business qualities. These qualities include the company`s profitability and cash flow, financial condition, insider ownership, and stock valuation. In selecting companies that the manager believes may have greater potential to appreciate in price, the manager will invest the fund in smaller companies that are under-followed by major Wall Street brokerage houses and large asset management firms.

The manager follows a disciplined selling strategy and may sell a stock when it reaches a target price, fails to perform as expected, or when other opportunities appear more attractive.

The fund has the ability to change its goal without shareholder approval, although it does not currently intend to do so.

Small-Cap Stocks

Historically, stocks of smaller companies have not always moved in tandem with those of larger companies. Over the last 40 years, small-caps have outperformed large-caps over 60% of the time. However, small-caps have often fallen more severely during market downturns.

Growth vs. Value Investing

Value investors seek stocks trading at below market average prices based on earnings, book value, or other financial measures before other investors discover their worth. Growth investors seek companies that are already successful but may not have reached their full potential.

The fund`s blended investment approach seeks to lower risk by diversifying across companies and industries with growth and value characteristics, and can provide a core small-cap foundation within a diversified portfolio.

2

MAIN RISKS

Most of the fund`s performance depends on what happens in the stock market. The market`s behavior is unpredictable, particularly in the short term. The value of your investment will rise and fall, sometimes sharply, and you could lose money.

The stocks of smaller companies in which the fund invests are often more volatile and less liquid than the stocks of larger companies, and these companies:

may have a shorter history of operations than larger companies;

may not have as great an ability to raise additional capital;

may have a less diversified product line, making them more susceptible to market pressure.

Small-cap stocks may also:

underperform other types of stocks or be difficult to sell when the economy is not robust, during market downturns, or when small-cap stocks are out of favor;

be more affected than other types of stocks by the underperformance of a sector emphasized by the fund.

The fund will combine value and growth styles of investing.

Because the prices of most growth stocks are based on future expectations, these stocks tend to be more sensitive than value stocks to bad economic news and negative earnings surprises. Bad economic news or changing investor perceptions can negatively affect growth stocks across several industries and sectors simultaneously. While the prices of any type of stock can rise and fall rapidly, growth stocks in particular may underperform during periods when the market favors value stocks.

With a value approach, there is also the risk that stocks may remain undervalued during a given period. This may happen because value stocks as a category lose favor with investors compared to growth stocks or because of a failure to anticipate which stocks or industries would benefit from changing market or economic conditions.

To the extent the manager commits a portion of the fund`s assets to mid-cap stocks, the fund is subject to their risks, including the risk its holdings may:

fluctuate more widely in price than the market as a whole

underperform other types of stocks or be difficult to sell when the economy is not robust, during market downturns, or when mid-cap stocks are out of favor

Other Risks

The fund may use certain practices and securities involving additional risks. Borrowing, securities lending, and using derivatives could create leverage, meaning that certain gains or losses could be amplified, increasing share price movements. In using certain derivatives to gain stock market exposure for excess cash holdings, the fund increases its risk of loss.

Although they may add diversification, foreign securities can be riskier, because foreign markets tend to be more volatile and currency exchange rates fluctuate. There may be less information available about foreign issuers than about domestic issuers.

When the fund anticipates adverse market, economic, political or other conditions, it may temporarily depart from its goal and invest substantially in high-quality short-term investments. This could help the fund avoid losses but may mean lost opportunities.

3

PERFORMANCE OF A SIMILAR FUND

When this prospectus was prepared, the fund had completed less than one calendar year of operation and had no performance information to report.

However, the fund has an investment objective, policies, limitations, and strategies substantially similar to those of, and the same manager as another mutual fund managed by Neuberger Berman Management called the Neuberger Berman Fasciano Fund. The bar chart shows how the performance of Investor Class Shares of the Neuberger Berman Fasciano Fund has varied from one year to another. The following table shows average annual total returns for the Neuberger Berman Fasciano Fund, assuming reinvestment of all distributions, as well as the Russell 2000 Index, which is pertinent to the Neuberger Berman Fasciano Fund. This performance information does not reflect insurance product or qualified plan expenses or distribution (12b-1) and services fees. If they were reflected, returns would be less than those shown.

Year-by-Year % Returns as of 12/31 each year

Best quarter: Q4 '01, 15.60%Worst quarter: Q3 '98, -13.41%

*

Average Annual Total % Returns as of 12/31/2002
	1 Year	5 Years	10 Years
Neuberger Berman Fasciano Fund - Investor Class	-8.67	2.00	9.57
Russell 2000 Index	-20.48	-1.36	7.15

Index Description:
The Russell 2000 Index is an unmanaged index of U.S. small- cap stocks.

*

The year-by-year and total average annual return data for the periods prior to 3/24/2001 are those of the Neuberger Berman Fasciano Fund`s predecessor, Fasciano Fund, Inc.

Performance Information

The performance of Neuberger Berman Fasciano Fund reflects that fund`s expense ratio, and does not reflect any expenses or charges that apply to variable contracts, qualified plans, or distribution (12b-1) and service fees. Insurance expenses and charges and distribution (12b-1) and service fees would reduce performance. Although the objective, policies, limitations and strategies of the fund are substantially similar to that of Neuberger Berman Fasciano Fund, the portfolio is a distinct mutual fund and may have different investment returns, portfolio holdings, and risk/return characteristics than Neuberger Berman Fasciano Fund. The historical performance of Neuberger Berman Fasciano Fund is not indicative of future performance of the fund.

The performance representation relies on data supplied by Neuberger Berman Management or derived by Neuberger Berman Management from statistical services, reports or other sources it believes to be reliable.

4

INVESTOR EXPENSES

The fund does not charge you any fees for buying, selling, or exchanging shares. Your only fund cost is your share of annual operating expenses. The expense example can help you compare costs among funds. You may, however, have additional expenses in connection with your insurance contract or qualified plan.

The table that follows shows the estimated operating expenses paid each year by the fund. Actual expenses paid by the fund may vary from year to year. You may participate in the fund through a variable annuity contract or variable life insurance policy (variable contract) or through a qualified pension plan. If you participate through a variable contract, it is a contract between you and the issuing life insurance company. The fund is not a party to that variable contract, but is merely an investment option made available to you by your insurance company under the variable contract. The fees and expenses of the fund are not fixed or specified under the terms of your variable contract. The table does not include expenses and charges that are, or may be, imposed under your variable contract. If such expenses and charges were included, your costs would be higher. For information on these charges, please refer to the applicable variable contract prospectus, prospectus summary or disclosure statement. If you participate through a qualified pension plan, the table does not reflect direct expenses of the plan, and you should consult your plan administrator for more information.

Fee Table
Shareholder Fees			None
Annual operating expenses (% of average net assets)*These are deducted from fund assets, so you pay them indirectly.
	Management fees	1.15
Plus:	Distribution (12b-1) fees	0.25
	Other expenses	0.50
Equals:	Total annual operating expenses	1.90
Minus:	Expense Reimbursements	0.50
Equals:	Net expenses	1.40
Neuberger Berman Management Inc. (NBMI) has contractually agreed to reimburse certain expenses of the fund through 12/31/2006, so that the total annual operating expenses are limited to 1.40% of the fund`s average daily net asset value. This arrangement does not cover interest, taxes, brokerage commissions, and extraordinary expenses. The fund has agreed to repay NBMI for expenses reimbursed to the fund provided that repayment does not cause the fund`s annual operating expenses to exceed its expense limitation. Any such repayment must be made within three years after the year in which NBMI incurred the expense. The figures in the table are based on an asset size of $25 milliion.

Expense Example

The example assumes that you invested $10,000 for the periods shown, that you earned a hypothetical 5% total return each year, and that the fund's expenses were those in the fee table to the left. Your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
Expenses	$143	$443	$879	$2,092

MANAGEMENT

Michael Fasciano is a Vice President of Neuberger Berman Management and a Managing Director of Neuberger Berman, LLC and has managed the fund`s assets since its inception. Prior to joining Neuberger Berman, he managed Fasciano Fund, Inc., from its inception in 1988 to 2001.

Neuberger Berman Management is the fund`s investment manager, administrator, and distributor. It engages Neuberger Berman, LLC as sub-adviser to provide investment research and related services. Together, the firms and their affiliates manage over $56 billion in total assets (as of 12/31/2002) and continue an asset management history that began in 1939. For the 12 months ended 12/31/2002, the management/administration fees paid to Neuberger Berman Management were 1.15% of average net assets.

5

FINANCIAL HIGHLIGHTS

Year Ended December 31,			2002(1)
Per-share data ($)
Data apply to a single share throughout the period indicated. You can see what the fund earned (or lost), what it distributed to investors, and how its share price changed.
	Share price (NAV) at beginning of period	10.00
Plus:	Income from investment operations
	Net investment loss	(0.01)
	Net gains/losses - realized and unrealized	(0.07)
	Subtotal: income from investment operations	(0.08)
Equals:	Share price (NAV) at end of period	9.92
Ratios (% of average net assets)
The ratios show the fund's expenses and net investment loss - as they actually are as well as how they would have been if certain expense reimbursement and offset arrangements had not been in effect.
Net expenses - actual(2)			1.40
Gross expenses(2) (3)			38.27
Expenses(2) (4)			1.40
Net investment loss - actual(2)			(0.31)
Other data
Total return shows how an investment in the fund would have performed over the period, assuming all distributions were reinvested. The turnover rate reflects how actively the fund bought and sold securities.

Total return(%)(5) (6) (7)			(0.80)
Net assets at end of period (in millions of dollars)			0.5
Portfolio turnover rate (%)			20
The figures above have been audited by Ernst & Young LLP, the fund`s independent auditors. Their report, along with full financial statements, appears in the funds most recent shareholder report (see back cover).(1) Period from 7/12/2002 (beginning of operations) to 12/31/2002.(2) Annualized.(3) Shows what this ratio would have been if there had been no expense reimbursement.(4) Shows what this ratio would have been if there had been no expense offset arrangements.(5) Would have been lower if Neuberger Berman Management had not reimbursed certain expenses.(6) Does not reflect charges and other expenses that apply to the separate account or the related insurance policies. Qualified plans that are direct shareholders of the fund are not affected by insurance related expenses.(7) Not annualized.

6

Neuberger Berman

Your Investment

BUYING AND SELLING FUND SHARES

The fund described in this prospectus is designed for use with certain variable insurance contracts and qualified plans. Because shares of the fund are held by the insurance company or qualified plans involved, you will need to follow the instructions provided by your insurance company or qualified plan for matters involving allocations to this fund.

Under certain circumstances, the fund reserves the right to:

suspend the offering of shares

reject any investment order

satisfy an order to sell fund shares with securities rather than cash, for certain very large orders suspend or postpone the redemption of shares on days when trading on the New York Stock Exchange is restricted, or as otherwise permitted by the SEC

Because the fund is offered to different insurance companies and for different types of variable contracts annuities, life insurance and qualified plans, groups with different interests will share the fund. Due to differences of tax treatment and other considerations among these shareholders, it is possible (although not likely) that the interests of the shareholders might sometimes be in conflict. For these reasons, the trustees of the fund watch for the existence of any material irreconcilable conflicts and will determine what action, if any, should be taken in the event of a conflict. If there is a conflict, it is possible that to resolve it, one or more insurance company separate accounts or qualified plans might be compelled to withdraw its investment in the fund. While this might resolve the conflict, it also might force the fund to sell securities at disadvantageous prices.

SHARE PRICES

When you buy and sell shares of the fund, the share price is the fund`s net asset value per share.

The fund is open for business every day the New York Stock Exchange is open. The Exchange is closed on all national holidays and Good Friday; fund shares will not be priced on those days. In general, every buy or sell request you place will go through at the next share price to be calculated after your request has been accepted; check with your insurance company or qualified plan administrator to find out by what time your transaction request must be received in order to be processed the same day. The fund normally calculates its share price as of the end of regular trading on the Exchange on business days, usually 4:00 p.m. Eastern Time. Depending on when your insurance company or qualified plan accepts transaction requests, it`s possible that the fund`s share price could change on days when you are unable to buy or sell shares. Because foreign markets may be open on days when U.S. markets are closed, the value of foreign securities owned by the fund could change on days when you can`t buy or sell fund shares. The fund`s share price, however, will not change until the next time it is calculated.

7

Share Price Calculations

The fund`s share price is the total value of its assets minus its liabilities, divided by the total number of shares. Because the value of the fund's securities changes every day, the share price usually changes as well.

The fund values equity securities by using market prices, and values debt securities using bid quotations from independent pricing services or principal market markers. The fund may value short-term securities with remaining maturities of less than 60 days at cost; these values, when combined with interest earned, approximate market value.

In rare cases, events that occur after markets have closed may render certain prices unreliable or reliable market quotes may not be available. When the fund believes a market price does not reflect a security`s true value, the fund may substitute for the market price a fair-value estimate derived through methods approved by its trustees. The fund may also use these methods to value certain types of illiquid securities.

FUND STRUCTURE

While Neuberger Berman Management and Neuberger Berman, LLC may serve as the adviser or sub-adviser of other mutual funds that have similar names, goals, and strategies as the fund, there may be certain differences between the fund and these other mutual funds in matters such as size, cash flow patterns and tax matters, among others. As a result, there could also be differences in performance.

DISTRIBUTIONS AND TAXES

The information below is only a summary of some of the important federal tax considerations generally affecting the fund and its shareholders; for a more detailed discussion, request a copy of the Statement of Additional Information. Also, you may want to consult your tax professional. Everyone`s tax situation is different, and your professional should be able to help you answer any questions you may have.

Distributions The fund pays out to shareholders of record any net income and net capital gains. Ordinarily, the fund makes distributions once a year in September. All dividends and other distributions received by shareholders of record are automatically reinvested in fund shares.

How distributions and transactions are taxed Dividends and other distributions made by the fund, as well as transactions in fund shares, are taxable, if at all, to the extent described in your qualified plan documentation or variable contract prospectus. Consult it for more information.

Other tax-related considerations In unusual circumstances, there may be a risk to you of special tax liabilities from an investment in the fund. Because the fund is offered through certain variable insurance contracts and qualified plans, it is subject to special diversification standards beyond those that normally apply to mutual funds. If the underlying assets of the fund fail to meet the special standards, you could be subject to adverse tax consequences for example, some of the income earned by the fund could generate a current tax liability.

The managers of the fund`s assets intend to comply with the special diversification requirements. It is possible that their attempts to comply may at times call for decisions that would somewhat reduce investment performance.

8

Insurance and Qualified Plan Expenses

The fees and policies outlined in this prospectus are set by the fund and by Neuberger Berman Management. The fee information here does not include the fees and expenses charged by your insurance company under your variable contract or your qualified plan; for those fees, you will need to see the prospectus for your variable contract or your qualified plan documentation.

Distribution and Services

Class S shares of the fund have a distribution plan that provides for payment of 0.25% per year of the fund's assets. This fee compensates Neuberger Berman Management for its distribution and shareholder services. Because these fees are paid out of the fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Neuberger Berman Management may also pay insurance companies and qualified plan administrators for services they provide to current and prospective variable contract owners and qualified plan participants, such as providing information about the fund and delivering fund documents, among other services.

9

Neuberger Berman Advisers Management Trust

Fasciano Portfolio (Class S)

If you`d like further details on this fund you can request a free copy of the following documents:

Shareholder Reports Published twice a year, the shareholder reports offer information about the fund`s recent performance, including:

a discussion by the portfolio manager(s) about strategies and market conditions fund performance data and financial statements

portfolio holdings

Statement of Additional Information (SAI) The SAI contains more comprehensive information on this fund, including:

various types of securities and practices, and their risks

investment limitations and additional policies

information about the fund`s management and business structure

The SAI is hereby incorporated by reference into this prospectus, making it legally part of the prospectus.

Investment manager: Neuberger Berman Management Inc.
Sub-adviser: Neuberger Berman, LLC

Obtaining Information

You can obtain a shareholder report, SAI, and other information from your investment provider, or from:

Neuberger Berman Management Inc.

605 Third Avenue 2nd Floor

New York, NY 10158-0180

800-877-9700

212-476-8800

Web site: www.nb.com

Email: fundinquiries@nb.com

You can also request copies of this information from the SEC for the cost of a duplicating fee by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC`s Public Reference Section, Washington DC 20549-0102. They are also available from the EDGAR Database on the SEC`s website at www.sec.gov.

You may also view and copy the documents at the SEC`s Public Reference Room in Washington. Call 202-942-8090 for information about the operation of the Public Reference Room.

Neuberger Berman Management Inc.

605 Third Avenue 2nd Floor

New York, NY 10158-0180

Shareholder Services:

800.877.9700

Institutional Services:

800.366.6264

www.nb.com

C0035 05/03 SEC file number: 811-4255

Neuberger Berman
Advisers Management Trust

PROSPECTUS May 1, 2003

S CLASS SHARES

Focus Portfolio

These securities, like the securities of all mutual funds, have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Neuberger Berman

Contents

ADVISERS MANAGEMENT TRUST

Focus Portfolio (Class S)2

YOUR INVESTMENT

Buying and Selling Fund Shares7

Share Prices7

Fund Structure8

Distributions and Taxes8

THIS PORTFOLIO:

is offered to life insurance companies to serve as an investment vehicle under their variable annuity and variable life insurance contracts and is also offered to qualified pension and retirement plans is designed for investors with long-term goals in mind

offers you the opportunity to participate in financial markets through a professionally managed stock portfolio carries certain risks, including the risk that you could lose money if fund shares are worth less than what you paid. This prospectus discusses principal risks of investment in fund shares. These and other risks are discussed in detail in the Statement of Additional Information (see back cover). If you are buying a variable contract or qualified plan, you should also read the contract`s prospectus is a mutual fund, not a bank deposit, and is not guaranteed or insured by the FDIC or any other government agency

The "Neuberger Berman" name and logo are service marks of Neuberger Berman, LLC. "Neuberger Berman Management Inc." and the individual fund name in this prospectus are either service marks or registered service marks of Neuberger Berman Management Inc.(C) 2003 Neuberger Berman Management Inc. All rights reserved.

Neuberger Berman

Advisers Management Trust Focus Portfolio (Class S)

GOAL & STRATEGY

The fund seeks long-term growth of capital.

To pursue this goal, the fund invests mainly in common stocks of companies of any size that fall within the following sectors:
autos and housing	machinery and equipment
consumer goods and services	media and entertainment
defense and aerospace	retailing
energy	technology
financial services	transportation
health care	utilities
heavy industry

At any given time, the fund intends to place most of its assets in those sectors that the manager believes are undervalued. The fund generally invests at least 90% of net assets in no more than six sectors, and may invest 50% or more of its assets in any one sector.

The manager looks for undervalued companies. Factors in identifying these firms may include above-average returns, an established market niche, and sound future business prospects. This approach is designed to let the fund benefit from potential increases in stock prices while limiting the risks typically associated with investing in a small number of sectors.

The manager follows a disciplined selling strategy and may sell a stock when it fails to perform as expected, or when other opportunities appear more attractive.

The fund has the ability to change its goal without shareholder approval, although it does not currently intend to do so.

Industry Sectors

The economy is divided into sectors, each made up of related industries. By focusing on several sectors at a time, a fund can add a measure of diversification and still pursue the performance potential of individual sectors.

To the extent the fund invests more heavily in one sector, it thereby presents a more concentrated risk. A sector may have above average performance during particular periods, but individual sectors also tend to move up and down more than the broader market. Although the fund does not invest more than 25% of total assets in any one industry, the several industries that comprise a sector may all react in the same way to economic, political and regulatory events.

Value Investing

At any given time, there are companies whose stock prices are below the market average, based on earnings, book value, or other financial measures. The value investor examines these companies, searching for those that may rise in price when other investors realize their worth.

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2

MAIN RISKS

Most of the fund`s performance depends on what happens in the stock market. The market`s behavior is unpredictable, particularly in the short term. The value of your investment will rise and fall, sometimes sharply, and you could lose money.

Because the fund typically focuses on a few sectors at a time, its performance is likely to be disproportionately affected by the factors influencing those sectors.

To the extent the fund invests more heavily in one sector, the risks of that sector are magnified. The manager currently expects to invest more than 50% of the fund`s total assets in the financial services sector. To the extent that the fund emphasizes a particular market capitalization, it takes on the associated risks. Mid- and small-cap stocks tend to be more volatile than large-cap stocks. At any given time, any one of these market capitalizations may be out of favor with investors. If the fund emphasizes that market capitalization, it could perform worse than certain other funds.

The fund is non-diversified. This means that the percentage of the fund`s assets invested in any single issuer is not limited by the Investment Company Act of 1940. Investing a higher percentage of its assets in any one issuer would increase the fund`s risk of loss, because the value of its shares would be more susceptible to adverse events affecting that issuer.

With a value approach, there is also the risk that stocks may remain undervalued during a given period. This may happen because value stocks as a category lose favor with investors compared to growth stocks or because of a failure to anticipate which stocks or industries would benefit from changing market or economic conditions.

Other Risks

The fund may use certain practices and securities involving additional risks. Borrowing, securities lending, and using derivatives could create leverage, meaning that certain gains or losses could be amplified, increasing share price movements. In using certain derivatives to gain stock market exposure for excess cash holdings, the fund increases its risk of loss.

Although they may add diversification, foreign securities can be riskier, because foreign markets tend to be more volatile and currency exchange rates fluctuate. There may be less information available about foreign issuers than about domestic issuers.

When the fund anticipates adverse market, economic, political or other conditions, it may temporarily depart from its goal and invest substantially in high-quality short-term investments. This could help the fund avoid losses but may mean lost opportunities.

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3

PERFORMANCE OF A SIMILAR FUND

When this prospectus was prepared, the fund had completed less than one calendar year of operation and had no performance information to report.

However, the fund has an investment objective, policies, limitations, and strategies substantially similar to those of, and the same manager as another mutual fund managed by Neuberger Berman Management called the Neuberger Berman Focus Fund. The bar chart shows how the performance of Investor Class Shares of the Neuberger Berman Focus Fund has varied from one year to another. The following table shows average annual total returns for the Neuberger Berman Focus Fund, assuming reinvestment of all distributions, as well as the S&P 500 Index and the Russell 1000 Value Index, which are pertinent to the Neuberger Berman Focus Fund. This performance information does not reflect insurance product or qualified plan expenses or distribution (12b-1) and services fees. If they were reflected, returns would be less than those shown.

Year-by-Year % Returns as of 12/31 each year

Best quarter: Q4 '98, 34.51%Worst quarter: Q3 '02, -31.87%

Average Annual Total % Returns as of 12/31/2002
	1 Year	5 Years	10 Years
Neuberger Berman Focus Fund - Investor Class	-36.41	-0.98	8.18
S&P 500 Index	-22.09	-0.58	9.34
Russell 1000 Value Index	-15.52	1.16	10.80

Index Descriptions:The S&P 500 is an unmanaged index of U.S. stocks.The Russell 1000 Value Index is an unmanaged index of U.S. mid- and large-cap value stocks.

Performance Information

The performance of Neuberger Berman Focus Fund reflects that fund`s expense ratio, and does not reflect any expenses or charges that apply to variable contracts, qualified plans, or distribution (12b-1) and service fees. Insurance expenses and charges and distribution (12b-1) and service fees would reduce performance. Although the objective, policies, limitations and strategies of the fund are substantially similar to that of Neuberger Berman Focus Fund, the portfolio is a distinct mutual fund and may have different investment returns, portfolio holdings, and risk/return characteristics than Neuberger Berman Focus Fund. The historical performance of Neuberger Berman Focus Fund is not indicative of future performance of the fund.

The performance representation relies on data supplied by Neuberger Berman Management or derived by Neuberger Berman Management from statistical services, reports or other sources it believes to be reliable.

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4

INVESTOR EXPENSES

The fund does not charge you any fees for buying, selling, or exchanging shares. Your only fund cost is your share of annual operating expenses. The expense example can help you compare costs among funds. You may, however, have additional expenses in connection with your insurance contract or qualified plan.

The table that follows shows the estimated operating expenses paid each year by the fund. Actual expenses paid by the fund may vary from year to year. You may participate in the fund through a variable annuity contract or variable life insurance policy (variable contract) or through a qualified pension plan. If you participate through a variable contract, it is a contract between you and the issuing life insurance company. The fund is not a party to that variable contract, but is merely an investment option made available to you by your insurance company under the variable contract. The fees and expenses of the fund are not fixed or specified under the terms of your variable contract. The table does not include expenses and charges that are, or may be, imposed under your variable contract. If such expenses and charges were included, your costs would be higher. For information on these charges, please refer to the applicable variable contract prospectus, prospectus summary or disclosure statement. If you participate through a qualified pension plan, the table does not reflect direct expenses of the plan, and you should consult your plan administrator for more information.

Fee Table
Shareholder Fees			None
Annual operating expenses (% of average net assets)*These are deducted from fund assets, so you pay them indirectly.
	Management fees	0.85
Plus:	Distribution (12b-1) fees	0.25
	Other expenses	0.48
Equals:	Total annual operating expenses	1.58
Minus:	Expense reimbursement	0.33
Equals:	Net expenses	1.25

Neuberger Berman Management Inc. (NBMI) has contractually agreed to reimburse certain expenses of the fund through 12/31/2006, so that the total annual operating expenses are limited to 1.25% of the fund`s average daily net asset value. This arrangement does not cover interest, taxes, brokerage commissions, and extraordinary expenses. The fund has agreed to repay NBMI for expenses reimbursed to the fund provided that repayment does not cause the fund`s annual operating expenses to exceed its expense limitation. Any such repayment must be made within three years after the year in which NBMI incurred the expense. The figures in the table are based on an asset size of $25 milliion.

Expense Example

The example assumes that you invested $10,000 for the periods shown, that you earned a hypothetical 5% total return each year, and that the fund's expenses were those in the fee table to the left. Your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
Expenses	$127	$397	$762	$1,789

MANAGEMENT

Kent Simons is a Vice President of Neuberger Berman Management and a Managing Director of Neuberger Berman, LLC. He has managed the fund`s assets since its inception.

Neuberger Berman Management is the fund`s investment manager, administrator, and distributor. It engages Neuberger Berman, LLC as sub-adviser to provide investment research and related services. Together, the firms and their affiliates manage over $56 billion in total assets (as of 12/31/2002) and continue an asset management history that began in 1939. For the 12 months ended 12/31/2002, the management/administration fees paid to Neuberger Berman Management were 0.85% of average net assets.

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5

FINANCIAL HIGHLIGHTS

Year Ended December 31,			2002(1)
Per-share data ($)
Data apply to a single share throughout each period indicated. You can see what the fund earned (or lost), what it distributed to investors, and how its share price changed.
	Share price (NAV) at beginning of period	10.00
Plus:	Income from investment operations
	Net investment loss	(0.03)
	Net gains/losses - realized and unrealized	1.03
	Subtotal: income from investment operations	1.00
Equals:	Share price (NAV) at end of period	11.00
Ratios (% of average net assets)
The ratios show the fund's expenses and net investment loss - as they actually are as well as how they would have been if certain expense reimbursement and offset arrangements had not been in effect.
Net expenses - actual(2)			1.25
Gross expenses(2)(3)			63.28
Expenses(2)(4)			1.25
Net investment loss - actual(2)			(0.69)
Other data
Total return shows how an investment in the fund would have performed over, the period, assuming all distributions were reinvested. The turnover rate reflects how actively the fund bought and sold securities.

Total return (%)(5) (6) (7)			10.00
Net assets at end of period (in millions of dollars)			0.2
Portfolio turnover rate (%)			63
The figures above have been audited by Ernst & Young LLP, the fund's independent auditors. Their report, along with full financial statements, appears in the fund's most recent shareholder report (see back cover).(1) Period from 8/8/2002 (beginning of operations) to 12/31/2002.(2) Annualized.(3)Shows what this ratio would have been if there had been no expense reimbursement.(4) Shows what this ratio would have been if there had been no expense offset arrangements.(5) Would have been lower if Neuberger Berman Management had not reimbursed certain expenses.(6) Does not reflect charges and other expenses that apply to the separate account or the related insurance policies. Qualified plans that are direct shareholders of the fund are not affected by insurance related expenses.(7) Not annualized.

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6

Neuberger Berman

Your Investment

BUYING AND SELLING FUND SHARES

The fund described in this prospectus is designed for use with certain variable insurance contracts and qualified plans. Because shares of the fund are held by the insurance company or qualified plans involved, you will need to follow the instructions provided by your insurance company or qualified plan for matters involving allocations to this fund.

Under certain circumstances, the fund reserves the right to:

suspend the offering of shares

reject any investment order

satisfy an order to sell fund shares with securities rather than cash, for certain very large orders suspend or postpone the redemption of shares on days when trading on the New York Stock Exchange is restricted, or as otherwise permitted by the SEC

Because the fund is offered to different insurance companies and for different types of variable contracts annuities, life insurance and qualified plans, groups with different interests will share the fund. Due to differences of tax treatment and other considerations among these shareholders, it is possible (although not likely) that the interests of the shareholders might sometimes be in conflict. For these reasons, the trustees of the fund watch for the existence of any material irreconcilable conflicts and will determine what action, if any, should be taken in the event of a conflict. If there is a conflict, it is possible that to resolve it, one or more insurance company separate accounts or qualified plans might be compelled to withdraw its investment in the fund. While this might resolve the conflict, it also might force the fund to sell securities at disadvantageous prices.

SHARE PRICES

When you buy and sell shares of the fund, the share price is the fund`s net asset value per share.

The fund is open for business every day the New York Stock Exchange is open. The Exchange is closed on all national holidays and Good Friday; fund shares will not be priced on those days. In general, every buy or sell request you place will go through at the next share price to be calculated after your request has been accepted; check with your insurance company or qualified plan administrator to find out by what time your transaction request must be received in order to be processed the same day. The fund normally calculates its share price as of the end of regular trading on the Exchange on business days, usually 4:00 p.m. Eastern Time. Depending on when your insurance company or qualified plan accepts transaction requests, it`s possible that the fund`s share price could change on days when you are unable to buy or sell shares. Because foreign markets may be open on days when U.S. markets are closed, the value of foreign securities owned by the fund could change on days when you can`t buy or sell fund shares. The fund`s share price, however, will not change until the next time it is calculated.

7

Share Price Calculations

The fund`s share price is the total value of its assets minus its liabilities, divided by the total number of shares. Because the value of the fund's securities changes every day, the share price usually changes as well.

The fund values equity securities by using market prices, and values debt securities using bid quotations from independent pricing services or principal market markers. The fund may value short-term securities with remaining maturities of less than 60 days at cost; these values, when combined with interest earned, approximate market value.

In rare cases, events that occur after markets have closed may render certain prices unreliable or reliable market quotes may not be available. When the fund believes a market price does not reflect a security`s true value, the fund may substitute for the market price a fair-value estimate derived through methods approved by its trustees. The fund may also use these methods to value certain types of illiquid securities.

FUND STRUCTURE

While Neuberger Berman Management and Neuberger Berman, LLC may serve as the adviser or sub-adviser of other mutual funds that have similar names, goals, and strategies as the fund, there may be certain differences between the fund and these other mutual funds in matters such as size, cash flow patterns and tax matters, among others. As a result, there could also be differences in performance.

DISTRIBUTIONS AND TAXES

The information below is only a summary of some of the important federal tax considerations generally affecting the fund and its shareholders; for a more detailed discussion, request a copy of the Statement of Additional Information. Also, you may want to consult your tax professional. Everyone`s tax situation is different, and your professional should be able to help you answer any questions you may have.

Distributions The fund pays out to shareholders of record any net income and net capital gains. Ordinarily, the fund makes distributions once a year in September. All dividends and other distributions received by shareholders of record are automatically reinvested in fund shares.

How distributions and transactions are taxed Dividends and other distributions made by the fund, as well as transactions in fund shares, are taxable, if at all, to the extent described in your qualified plan documentation or variable contract prospectus. Consult it for more information.

Other tax-related considerations In unusual circumstances, there may be a risk to you of special tax liabilities from an investment in the fund. Because the fund is offered through certain variable insurance contracts and qualified plans, it is subject to special diversification standards beyond those that normally apply to mutual funds. If the underlying assets of the fund fail to meet the special standards, you could be subject to adverse tax consequences for example, some of the income earned by the fund could generate a current tax liability.

The managers of the fund`s assets intend to comply with the special diversification requirements. It is possible that their attempts to comply may at times call for decisions that would somewhat reduce investment performance.

8

Insurance and Qualified Plan Expenses

The fees and policies outlined in this prospectus are set by the fund and by Neuberger Berman Management. The fee information here does not include the fees and expenses charged by your insurance company under your variable contract or your qualified plan; for those fees, you will need to see the prospectus for your variable contract or your qualified plan documentation.

Distribution and Services

Class S shares of the fund have a distribution plan that provides for payment of 0.25% per year of the fund's assets. This fee compensates Neuberger Berman Management for its distribution and shareholder services. Because these fees are paid out of the fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Neuberger Berman Management may also pay insurance companies and qualified plan administrators for services they provide to current and prospective variable contract owners and qualified plan participants, such as providing information about the fund and delivering fund documents, among other services.

9

Neuberger Berman Advisers Management Trust

Focus Portfolio (Class S)

If you`d like further details on this fund you can request a free copy of the following documents:

Shareholder Reports Published twice a year, the shareholder reports offer information about the fund`s recent performance, including:

a discussion by the portfolio manager(s) about strategies and market conditions fund performance data and financial statements

portfolio holdings

Statement of Additional Information (SAI) The SAI contains more comprehensive information on this fund, including:

various types of securities and practices, and their risks

investment limitations and additional policies

information about the fund`s management and business structure

The SAI is hereby incorporated by reference into this prospectus, making it legally part of the prospectus.

Investment manager: Neuberger Berman Management Inc.
Sub-adviser: Neuberger Berman, LLC

Obtaining Information

You can obtain a shareholder report, SAI, and other information from your investment provider, or from:

Neuberger Berman Management Inc.

605 Third Avenue 2nd Floor

New York, NY 10158-0180

800-877-9700

212-476-8800

Web site: www.nb.com

Email: fundinquiries@nb.com

You can also request copies of this information from the SEC for the cost of a duplicating fee by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC`s Public Reference Section, Washington DC 20549-0102. They are also available from the EDGAR Database on the SEC`s website at www.sec.gov.

You may also view and copy the documents at the SEC`s Public Reference Room in Washington. Call 202-942-8090 for information about the operation of the Public Reference Room.

Neuberger Berman Management Inc.

605 Third Avenue 2nd Floor

New York, NY 10158-0180

Shareholder Services:

800.877.9700

Institutional Services:

800.366.6264

www.nb.com

C0036 05/03 SEC file number: 811-4255

Neuberger Berman
Advisers Management Trust

PROSPECTUS May 1, 2003

I CLASS SHARES

Growth Portfolio

These securities, like the securities of all mutual funds, have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Neuberger Berman

Contents

ADVISORS MANAGEMENT TRUST

Growth Portfolio2

YOUR INVESTMENT

Buying and Selling Fund Shares7

Share Prices7

Fund Structure8

Distributions and Taxes8

THIS PORTFOLIO:

is offered to life insurance companies to serve as an investment vehicle under their variable annuity and variable life insurance contracts and is also offered to qualified pension and retirement plans is designed for investors with long-term goals in mind

offers you the opportunity to participate in financial markets through a professionally managed stock portfolio carries certain risks, including the risk that you could lose money if fund shares are worth less than what you paid. This prospectus discusses principal risks of investment in fund shares. These and other risks are discussed in detail in the Statement of Additional Information (see back cover). If you are buying a variable contract or qualified plan, you should also read the contract`s prospectus is a mutual fund, not a bank deposit, and is not guaranteed or insured by the FDIC or any other government agency

The "Neuberger Berman" name and logo are service marks of Neuberger Berman, LLC. "Neuberger Berman Management Inc." and the individual fund name in this prospectus are either service marks or registered service marks of Neuberger Berman Management Inc.(C) 2003 Neuberger Berman Management Inc. All rights reserved.

Neuberger Berman

Advisers Management Trust Growth Portfolio

GOAL & STRATEGY

The fund seeks growth of capital.

To pursue this goal, the fund normally invests in common stocks of mid-capitalization companies, which it defines as those with a total market capitalization between $2 billion and $12 billion. The fund seeks to reduce risk by diversifying among many companies, industries, and sectors.

The managers employ a disciplined investment strategy when selecting growth stocks. Using fundamental research and quantitative analysis, they look for fast-growing companies with above average sales and competitive returns on equity relative to their peers. in doing so, the managers analyze such factors as:

financial condition (such as debt to equity ratio)

market share and competitive leadership of the company`s products earnings growth relative to competitors

market valuation in comparison to a stock`s own historical norms and the stocks of other mid-cap companies

The managers follow a disciplined selling strategy and may sell a stock when it fails to perform as expected or when other opportunities appear more attractive.

The fund has the ability to change its goal without shareholder approval, although it does not currently intend to do so.

Mid-Cap Stocks

Mid-cap stocks have historically shown risk/return characteristics that are in between those of small- and large-cap stocks. Their prices can rise and fall substantially, although many have the potential to offer comparatively attractive long-term returns.

Mid-caps are less widely followed on Wall Street than large-caps, which can make it comparatively easier to find attractive stocks that are not overpriced.

Growth Investing

For growth investors, the aim is to invest in companies that are already successful but could be even more so. Often, these stocks are in emerging or rapidly growing industries. Accordingly, the fund at times may invest a greater portion of its assets in particular industries or sectors than other funds do.

While most growth stocks are known to investors, they may not yet have reached their full potential. The growth investor looks for indications of continued success.

2

MAIN RISKS

Most of the fund`s performance depends on what happens in the stock market. The market`s behavior is unpredictable, particularly in the short term. The value of your investment will rise and fall, sometimes sharply, and you could lose money.

By focusing on mid-cap stocks, the fund is subject to their risks, including the risk its holdings may:

fluctuate more widely in price than the market as a whole

underperform other types of stocks or be difficult to sell when the economy is not robust, during market downturns, or when mid-cap stocks are out of favor

Because the prices of most growth stocks are based on future expectations, these stocks tend to be more sensitive than value stocks to bad economic news and negative earnings surprises. Bad economic news or changing investor perceptions can negatively affect growth stocks across several industries and sectors simultaneously. While the prices of any type of stock can rise and fall rapidly, growth stocks in particular may underperform during periods when the market favors value stocks.

The fund`s performance may also suffer if certain stocks or certain economic sectors emphasized do not perform as expected. To the extent that the fund sells stocks before they reach their market peak, it may miss out on opportunities for higher performance.

Through active trading, the fund may have a high portfolio turnover rate, which can mean lower performance due to increased brokerage costs.

Other Risks

The fund may use certain practices and securities involving additional risks. Borrowing, securities lending, and using derivatives could create leverage, meaning that certain gains or losses could be amplified, increasing share price movements. In using certain derivatives to gain stock market exposure for excess cash holdings, the fund increases its risk of loss.

Although they may add diversification, foreign securities can be riskier, because foreign markets tend to be more volatile and currency exchange rates fluctuate. There may be less information available about foreign issuers than about domestic issuers.

When the fund anticipates adverse market, economic, political or other conditions, it may temporarily depart from its goal and invest substantially in high-quality short-term investments. This could help the fund avoid losses but may mean lost opportunities.

3

PERFORMANCE

The charts below provide an indication of the risks of investing in the fund. The bar chart shows how the fund`s performance has varied from year to year. The table next to the chart shows what the return would equal if you averaged out actual performance over various lengths of time and compares the return with one or more measures of market performance. This information is based on past performance; it`s not a prediction of future results. The performance information does not reflect insurance product or qualified plan expenses. If they were reflected, returns would be less than those shown.

Year-by-Year % Returns as of 12/31 each year

Best quarter: Q4 '99, 48.60%Worst quarter: Q3 '01, -30.28%

Average Annual Total % Returns as of 12/31/2002
	1 Year	5 Years	10 Years
Growth Portfolio	-31.16	-5.95	3.31
S&P 500 Index	-22.09	-0.58	9.34
Russell Midcap Growth Index	-27.41	-1.82	6.71

Index Descriptions:
The S&P 500 is an unmanaged index of U.S. stocks.The Russell Midcap Growth Index is an unmanaged index of U.S. mid-cap growth stocks.

Performance Measures

The information on this page provides different measures of the fund`s total return. Total return includes the effect of distributions as well as changes in share price. The figures assume that all distributions were reinvested in the fund and include all fund expenses.

As a frame of reference, the table includes broad-based indexes of the entire U.S. equity market and of the portion of the market the fund focuses on. The fund`s performance figures include all of its expenses; the indexes do not include costs of investment.

Because the fund had a policy of investing in stocks of all capitalizations and used a comparatively more value-oriented investment approach prior to July 1997, its performance might have been different if current policies had been in effect.

4

INVESTOR EXPENSES

The fund does not charge you any fees for buying, selling, or exchanging shares. Your only fund cost is your share of annual operating expenses. The expense example can help you compare costs among funds. You may, however, have additional expenses in connection with your insurance contract or qualified plan.

The table that follows shows the estimated operating expenses paid each year by the fund. Actual expenses paid by the fund may vary from year to year. You may participate in the fund through a variable annuity contract or variable life insurance policy (variable contract) or through a qualified pension plan. If you participate through a variable contract, it is a contract between you and the issuing life insurance company. The fund is not a party to that variable contract, but is merely an investment option made available to you by your insurance company under the variable contract. The fees and expenses of the fund are not fixed or specified under the terms of your variable contract. The table does not include expenses and charges that are, or may be, imposed under your variable contract. If such expenses and charges were included, your costs would be higher. For information on these charges, please refer to the applicable variable contract prospectus, prospectus summary or disclosure statement. If you participate through a qualified pension plan, the table does not reflect direct expenses of the plan, and you should consult your plan administrator for more information.

Fee Table
Shareholder Fees			None
Annual operating expenses (% of average net assets)*These are deducted from fund assets, so you pay them indirectly.
	Management fees	0.85
Plus:	Distribution (12b-1) fees	None
	Other expenses	0.11
Equals:	Total annual operating expenses	0.96

The figures in the table are based on last year`s expenses.

Expense Example

The example assumes that you invested $10,000 for the periods shown, that you earned a hypothetical 5% total return each year, and that the fund's expenses were those in the fee table to the left. Your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
Expenses	$98	$306	$531	$1,178

MANAGEMENT

Jon D. Brorson is a Vice President of Neuberger Berman Management and a Managing Director of Neuberger Berman, LLC. He has co-managed an equity mutual fund and managed other equity portfolios since 1990 at two other investment managers, where he also had responsibility for investment research, sales and trading.

Kenneth J. Turek is a Vice President of Neuberger Berman Management and a Managing Director of Neuberger Berman, LLC. He has managed or co-managed two equity mutual funds and other equity portfolios for several other investment managers since 1985.

Neuberger Berman Management is the fund`s investment manager, administrator, and distributor. It engages Neuberger Berman, LLC as sub-adviser to provide investment research and related services. Together, the firms and their affiliates manage over $56 billion in total assets (as of 12/31/2002) and continue an asset management history that began in 1939. For the 12 months ended 12/31/2002, the management/administration fees paid to Neuberger Berman Management were 0.85% of average net assets.

5

FINANCIAL HIGHLIGHTS(1)

Year Ended December 31,			1998	1999	2000	2001	2002
Per-share data ($)
Data apply to a single share throughout each year indicated. You can see what the fund earned (or lost), what it distributed to investors, and how its share price changed.
	Share price (NAV) at beginning of year	30.54	26.29	37.27	30.65	11.52
Plus:	Income from investment operations
	Net investment loss	(0.10)	(0.12)	(0.17)	(0.07)	(0.06)
	Net gains/losses - realized and unrealized	4.12	12.51	(3.16)	(7.41)	(3.53)
	Subtotal: income from investment operations	4.02	12.39	(3.33)	(7.48)	(3.59)
Minus:	Distributions to shareholders
	Capital gain distributions	8.27	1.41	3.29	11.65	-
	Subtotal: distributions to shareholders	8.27	1.41	3.29	11.65	-
Equals:	Share price (NAV) at end of year	26.29	37.27	30.65	11.52	7.93
Ratios (% of average net assets)
The ratios show the fund's expenses and net investment loss - as they actually are as well as how they would have been if certain expense offset arrangements had not been in effect.
Net expenses - actual			0.92	0.92	0.90	0.89	0.96
Expenses(2)			0.92	0.92	0.90	0.89	0.96
Net investment loss - actual			(0.41)	(0.46)	(0.45)	(0.50)	(0.65)
Other data
Total return shows how an investment in the fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the fund bought and sold securities.

Total return(3) (%)			15.53	50.40	(11.66)	(30.36)	(31.16)
Net assets at end of year (in millions of dollars)			616.4	732.8	640.6	356.2	185.8
Portfolio turnover rate (%)			83	119	125	91	97
The above figures have been audited by Ernst & Young LLP, the fund's independent auditors. Their report, along with full financial statements, appears in the fund's most recent shareholder report (see back cover).(1) Reflects income and expenses, including the fund`s proportionate share of AMT Growth Investment`s income and expenses through April 30, 2000 under the prior master/feeder fund structure.(2) Shows what this ratio would have been if there had been no expense offset arrangements.(3) Does not reflect charges and other expenses that apply to the separate account or the related insurance policies. Qualified plans that are direct shareholders of the fund are not affected by insurance related expenses.

6

Neuberger Berman

Your Investment

BUYING AND SELLING FUND SHARES

The fund described in this prospectus is designed for use with certain variable insurance contracts and qualified plans. Because shares of the fund are held by the insurance company or qualified plans involved, you will need to follow the instructions provided by your insurance company or qualified plan for matters involving allocations to this fund.

Under certain circumstances, the fund reserves the right to:

suspend the offering of shares

reject any investment order

satisfy an order to sell fund shares with securities rather than cash, for certain very large orders suspend or postpone the redemption of shares on days when trading on the New York Stock Exchange is restricted, or as otherwise permitted by the SEC

Because the fund is offered to different insurance companies and for different types of variable contracts annuities, life insurance and qualified plans, groups with different interests will share the fund. Due to differences of tax treatment and other considerations among these shareholders, it is possible (although not likely) that the interests of the shareholders might sometimes be in conflict. For these reasons, the trustees of the fund watch for the existence of any material irreconcilable conflicts and will determine what action, if any, should be taken in the event of a conflict. If there is a conflict, it is possible that to resolve it, one or more insurance company separate accounts or qualified plans might be compelled to withdraw its investment in the fund. While this might resolve the conflict, it also might force the fund to sell securities at disadvantageous prices.

SHARE PRICES

When you buy and sell shares of the fund, the share price is the fund`s net asset value per share.

The fund is open for business every day the New York Stock Exchange is open. The Exchange is closed on all national holidays and Good Friday; fund shares will not be priced on those days. In general, every buy or sell request you place will go through at the next share price to be calculated after your request has been accepted; check with your insurance company or qualified plan administrator to find out by what time your transaction request must be received in order to be processed the same day. The fund normally calculates its share price as of the end of regular trading on the Exchange on business days, usually 4:00 p.m. Eastern Time. Depending on when your insurance company or qualified plan accepts transaction requests, it`s possible that the fund`s share price could change on days when you are unable to buy or sell shares. Because foreign markets may be open on days when U.S. markets are closed, the value of foreign securities owned by the fund could change on days when you can`t buy or sell fund shares. The fund`s share price, however, will not change until the next time it is calculated.

7

Share Price Calculations

The fund`s share price is the total value of its assets minus its liabilities, divided by the total number of shares. Because the value of the fund's securities changes every day, the share price usually changes as well.

The fund values equity securities by using market prices, and values debt securities using bid quotations from independent pricing services or principal market markers. The fund may value short-term securities with remaining maturities of less than 60 days at cost; these values, when combined with interest earned, approximate market value.

In rare cases, events that occur after markets have closed may render certain prices unreliable or reliable market quotes may not be available. When the fund believes a market price does not reflect a security`s true value, the fund may substitute for the market price a fair-value estimate derived through methods approved by its trustees. The fund may also use these methods to value certain types of illiquid securities.

FUND STRUCTURE

While Neuberger Berman Management and Neuberger Berman, LLC may serve as the adviser or sub-adviser of other mutual funds that have similar names, goals, and strategies as the fund, there may be certain differences between the fund and these other mutual funds in matters such as size, cash flow patterns and tax matters, among others. As a result, there could also be differences in performance.

DISTRIBUTIONS AND TAXES

The information below is only a summary of some of the important federal tax considerations generally affecting the fund and its shareholders; for a more detailed discussion, request a copy of the Statement of Additional Information. Also, you may want to consult your tax professional. Everyone`s tax situation is different, and your professional should be able to help you answer any questions you may have.

Distributions The fund pays out to shareholders of record any net income and net capital gains. Ordinarily, the fund makes distributions once a year in September. All dividends and other distributions received by shareholders of record are automatically reinvested in fund shares.

How distributions and transactions are taxed Dividends and other distributions made by the fund, as well as transactions in fund shares, are taxable, if at all, to the extent described in your qualified plan documentation or variable contract prospectus. Consult it for more information.

Other tax-related considerations In unusual circumstances, there may be a risk to you of special tax liabilities from an investment in the fund. Because the fund is offered through certain variable insurance contracts and qualified plans, it is subject to special diversification standards beyond those that normally apply to mutual funds. If the underlying assets of the fund fail to meet the special standards, you could be subject to adverse tax consequences for example, some of the income earned by the fund could generate a current tax liability.

The managers of the fund`s assets intend to comply with the special diversification requirements. It is possible that their attempts to comply may at times call for decisions that would somewhat reduce investment performance.

8

Insurance and Qualified Plan Expenses

The fees and policies outlined in this prospectus are set by the fund and by Neuberger Berman Management. The fee information here does not include the fees and expenses charged by your insurance company under your variable contract or your qualified plan; for those fees, you will need to see the prospectus for your variable contract or your qualified plan documentation.

Distribution and Services

The fund has a non-fee distribution plan that recognizes that Neuberger Berman Management may use its own resources, including profits they derive from administration fees paid by the fund, to pay expenses associated with the distribution of fund shares.

Neuberger Berman Management may also pay insurance companies and qualified plan administrators for services they provide to current and prospective variable contract owners and qualified plan participants, such as providing information about the fund and delivering fund documents, among other services.

Neuberger Berman Management does not receive any separate fees from shares of the fund for making these payments.

9

Neuberger Berman Advisers Management Trust

Growth Portfolio

If you`d like further details on this fund you can request a free copy of the following documents:

Shareholder Reports Published twice a year, the shareholder reports offer information about the fund`s recent performance, including:

a discussion by the portfolio manager(s) about strategies and market conditions fund performance data and financial statements

portfolio holdings

Statement of Additional Information (SAI) The SAI contains more comprehensive information on this fund, including:

various types of securities and practices, and their risks

investment limitations and additional policies

information about the fund`s management and business structure

The SAI is hereby incorporated by reference into this prospectus, making it legally part of the prospectus.

Investment manager: Neuberger Berman Management Inc.
Sub-adviser: Neuberger Berman, LLC

Obtaining Information

You can obtain a shareholder report, SAI, and other information from your investment provider, or from:

Neuberger Berman Management Inc.

605 Third Avenue 2nd Floor

New York, NY 10158-0180

800-877-9700

212-476-8800

Web site: www.nb.com

Email: fundinquiries@nb.com

You can also request copies of this information from the SEC for the cost of a duplicating fee by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC`s Public Reference Section, Washington DC 20549-0102. They are also available from the EDGAR Database on the SEC`s website at www.sec.gov.

You may also view and copy the documents at the SEC`s Public Reference Room in Washington. Call 202-942-8090 for information about the operation of the Public Reference Room.

Neuberger Berman Management Inc.

605 Third Avenue 2nd Floor

New York, NY 10158-0180

Shareholder Services:

800.877.9700

Institutional Services:

800.366.6264

www.nb.com

A0065 05/03 SEC file number: 811-4255

Neuberger Berman
Advisers Management Trust

PROSPECTUS May 1, 2003

NI CLASS SHARES

Guardian Portfolio

These securities, like the securities of all mutual funds, have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Neuberger Berman

Contents

ADVISERS MANAGEMENT TRUST

Guardian Portfolio (Class I)2

YOUR INVESTMENT

Buying and Selling Fund Shares7

Share Prices7

Fund Structure8

Distributions and Taxes8

THIS PORTFOLIO:

is offered to life insurance companies to serve as an investment vehicle under their variable annuity and variable life insurance contracts and is also offered to qualified pension and retirement plans is designed for investors with long-term goals in mind

offers you the opportunity to participate in financial markets through a professionally managed stock portfolio carries certain risks, including the risk that you could lose money if fund shares are worth less than what you paid. This prospectus discusses principal risks of investment in fund shares. These and other risks are discussed in detail in the Statement of Additional Information (see back cover). If you are buying a variable contract or qualified plan, you should also read the contract`s prospectus is a mutual fund, not a bank deposit, and is not guaranteed or insured by the FDIC or any other government agency

The "Neuberger Berman" name and logo are service marks of Neuberger Berman, LLC. "Neuberger Berman Management Inc." and the individual fund name in this prospectus are either service marks or registered service marks of Neuberger Berman Management Inc.(C) 2003 Neuberger Berman Management Inc. All rights reserved.

Neuberger Berman

Advisers Management Trust Guardian Portfolio (Class I)

GOAL & STRATEGY

The fund seeks long-term growth of capital; current income is a secondary goal.

To pursue these goals, the fund invests mainly in common stocks of mid- to large-capitalization companies. The fund seeks to reduce risk by investing across many different industries.The manager employs a research driven and valuation sensitive approach to stock selection. He seeks to identify stocks in well-positioned businesses that he believes are undervalued in the market. He looks for solid balance sheets, strong management teams with a track record of success, good cash flow, the prospect for above average earnings growth, and other valuation-related factors.

The manager follows a disciplined selling strategy and may sell a stock when it reaches a target price, fails to perform as expected, or when other opportunities appear more attractive.

The fund has the ability to change its goal without shareholder approval, although it does not currently intend to do so.

Mid- and Large-Cap Stocks

Mid-cap stocks have historically performed more like small-caps than like large-caps. Their prices can rise and fall substantially, although many have the potential to offer attractive long-term returns.

Large-cap companies are usually well established. Compared to mid-cap companies, they may be less responsive to change, but their returns have sometimes led those of mid-cap companies, often with lower volatility.

Value Investing

At any given time, there are companies whose stock prices are below the market average, based on earnings, book value, or other financial measures. The value investor examines these companies, searching for those that may rise in price when other investors realize their worth.

2

MAIN RISKS

Most of the fund`s performance depends on what happens in the stock market. The market`s behavior is unpredictable, particularly in the short term. The value of your investment will rise and fall, sometimes sharply, and you could lose money.

To the extent that the fund emphasizes mid- or large-cap stocks, it takes on the associated risks. Mid-cap stocks tend to be more volatile than large-cap stocks and are usually more sensitive to economic, political, regulatory and market factors. At any given time, one or both groups of stocks may be out of favor with investors.

With a value approach, there is also the risk that stocks may remain undervalued during a given period. This may happen because value stocks as a category lose favor with investors compared to growth stocks or because of a failure to anticipate which stocks or industries would benefit from changing market or economic conditions.

Other Risks

The fund may use certain practices and securities involving additional risks. Borrowing, securities lending, and using derivatives could create leverage, meaning that certain gains or losses could be amplified, increasing share price movements. In using certain derivatives to gain stock market exposure for excess cash holdings, the fund increases its risk of loss.

Although they may add diversification, foreign securities can be riskier, because foreign markets tend to be more volatile and currency exchange rates fluctuate. There may be less information available about foreign issuers than about domestic issuers.

When the fund anticipates adverse market, economic, political or other conditions, it may temporarily depart from its goal and invest substantially in high-quality short-term investments. This could help the fund avoid losses but may mean lost opportunities.

3

PERFORMANCE

The charts below provide an indication of the risks of investing in the fund. The bar chart shows how the fund`s performance has varied from year to year. The table next to the chart shows what the return would equal if you averaged out actual performance over various lengths of time and compares the return with one or more measures of market performance. This information is based on past performance; it`s not a prediction of future results. The performance information does not reflect insurance product or qualified plan expenses. If they were reflected, returns would be less than those shown.

Year-by-Year % Returns as of 12/31 each year

Best quarter: Q1 '98, 31.76%Worst quarter: Q3 '98, -22.27%

Average Annual Total % Returns as of 12/31/2002
	1 Year	5 Years	Since Inception 11/3/1997
Guardian Portfolio - Class I	-26.45	2.08	3.02
S&P 500 Index	-22.09	-0.58	0.64
Russell 1000 Value Index	-15.52	1.16	2.54

Index Descriptions:
The S&P 500 is an unmanaged index of U.S. stocks.The Russell 1000 Value Index is an unmanaged index of U.S. mid- and large-cap value stocks.

Performance Measures

The information on this page provides different measures of the fund`s total return. Total return includes the effect of distributions as well as changes in share price. The figures assume that all distributions were reinvested in the fund and include all fund expenses.

As a frame of reference, the table includes broad-based indexes of the entire U.S. equity market and of the portion of the market the fund focuses on. The fund`s performance figures include all of its expenses; the indexes do not include costs of investment.

Because the fund had a policy of investing mainly in large-cap stocks prior to December 2002, its performance during those times might have been different if current policies had been in effect.

4

INVESTOR EXPENSES

The fund does not charge you any fees for buying, selling, or exchanging shares. Your only fund cost is your share of annual operating expenses. The expense example can help you compare costs among funds. You may, however, have additional expenses in connection with your insurance contract or qualified plan.

The table that follows shows the estimated operating expenses paid each year by the fund. Actual expenses paid by the fund may vary from year to year. You may participate in the fund through a variable annuity contract or variable life insurance policy (variable contract) or through a qualified pension plan. If you participate through a variable contract, it is a contract between you and the issuing life insurance company. The fund is not a party to that variable contract, but is merely an investment option made available to you by your insurance company under the variable contract. The fees and expenses of the fund are not fixed or specified under the terms of your variable contract. The table does not include expenses and charges that are, or may be, imposed under your variable contract. If such expenses and charges were included, your costs would be higher. For information on these charges, please refer to the applicable variable contract prospectus, prospectus summary or disclosure statement. If you participate through a qualified pension plan, the table does not reflect direct expenses of the plan, and you should consult your plan administrator for more information.

Fee Table
Shareholder Fees			None
Annual operating expenses (% of average net assets)*These are deducted from fund assets, so you pay them indirectly.
	Management fees	0.85
Plus:	Distribution (12b-1) fees	None
	Other expenses	0.13
Equals:	Total annual operating expenses	0.98

The figures in the table are based on last year`s expenses.

Expense Example

The example assumes that you invested $10,000 for the periods shown, that you earned a hypothetical 5% total return each year, and that the fund's expenses were those in the fee table to the left. Your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
Expenses	$100	$312	$542	$1,201

MANAGEMENT

Arthur Moretti is a Vice President of Neuberger Berman Management and a Managing Director of Neuberger Berman, LLC. He joined each firm in 2001 and has managed the fund since December 2002. He was a portfolio manager and fund analyst at two other firms since 1991.

Neuberger Berman Management is the fund`s investment manager, administrator, and distributor. It engages Neuberger Berman, LLC as sub-adviser to provide investment research and related services. Together, the firms and their affiliates manage over $56 billion in total assets (as of 12/31/2002) and continue an asset management history that began in 1939. For the 12 months ended 12/31/2002, the management/administration fees paid to Neuberger Berman Management were 0.85% of average net assets.

5

FINANCIAL HIGHLIGHTS(1)

Year Ended December 31,			1998	1999	2000	2001	2002
Per-share data ($)
Data apply to a single share throughout each year indicated. You can see what the fund earned (or lost), what it distributed to investors, and how its share price changed.
	Share price (NAV) at beginning of year	10.52	13.84	15.85	15.93	14.64
Plus:	Income from investment operations
	Net investment income	0.11	0.09	0.09	0.11	0.10
	Net gains/losses - realized and unrealized	3.22(2)	1.97	0.08(2)	(0.33)	(3.95)
	Subtotal: income from investment operations	3.33	2.06	0.17	(0.22)	(3.85)
Minus:	Distributions to shareholders
	Income dividends	0.01	0.05	0.09	0.07	0.09
	Capital gain distributions	-	-	-	1.00	-
	Subtotal: distributions to shareholders	0.01	0.05	0.09	1.07	0.09
Equals:	Share price (NAV) at end of year	13.84	15.85	15.93	14.64	10.70
Ratios (% of average net assets)
The ratios show the fund's expenses and net investment income, as they actually are as well as how they would have been if certain expense reimbursement/repayment and offset arrangements had not been in effect.

Net expenses - actual			1.00	1.00	1.00	0.99	0.98
Gross expenses(3)			1.14	0.98	0.99	0.97	-
Expenses(4)			1.00	1.00	1.00	0.99	0.98
Net investment income - actual			0.80	0.61	0.57	0.74	0.81
Other data
Total return shows how an investment in the fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the fund bought and sold securities.

Total return (%)(5)			31.67	14.93	1.13	(1.51)	(26.45)
Net assets at end of year (in millions of dollars)			74.1	121.1	131.1	190.8	140.3
Portfolio turnover rate (%)			197	107	124	79	147
The above figures have been audited by Ernst & Young LLP, the fund's independent auditors. Their report, along with full financial statements, appears in the fund's most recent shareholder report (see back cover).(1) Reflects income and expenses, including the fund`s proportionate share of AMT Guardian Investment`s income and expenses through April 30, 2000 under the prior master/feeder structure.(2) May not accord with the change in aggregate gains and losses in securities for the year because of the timing of sales and repurchases of fund shares in relation to fluctuating market values of the fund.(3) Shows what this ratio would have been if there had been no expense reimbursement/repayment. (4) Shows what this ratio would have been if there had been no expense offset arrangements.(5) Does not reflect charges and other expenses that apply to the separate account or the related insurance policies. Qualified plans that are direct shareholders of the fund are not affected by insurance related expenses.

6

Neuberger Berman

Your Investment

BUYING AND SELLING FUND SHARES

The fund described in this prospectus is designed for use with certain variable insurance contracts and qualified plans. Because shares of the fund are held by the insurance company or qualified plans involved, you will need to follow the instructions provided by your insurance company or qualified plan for matters involving allocations to this fund.

Under certain circumstances, the fund reserves the right to:

suspend the offering of shares

reject any investment order

satisfy an order to sell fund shares with securities rather than cash, for certain very large orders suspend or postpone the redemption of shares on days when trading on the New York Stock Exchange is restricted, or as otherwise permitted by the SEC

Because the fund is offered to different insurance companies and for different types of variable contracts annuities, life insurance and qualified plans, groups with different interests will share the fund. Due to differences of tax treatment and other considerations among these shareholders, it is possible (although not likely) that the interests of the shareholders might sometimes be in conflict. For these reasons, the trustees of the fund watch for the existence of any material irreconcilable conflicts and will determine what action, if any, should be taken in the event of a conflict. If there is a conflict, it is possible that to resolve it, one or more insurance company separate accounts or qualified plans might be compelled to withdraw its investment in the fund. While this might resolve the conflict, it also might force the fund to sell securities at disadvantageous prices.

SHARE PRICES

When you buy and sell shares of the fund, the share price is the fund`s net asset value per share.

The fund is open for business every day the New York Stock Exchange is open. The Exchange is closed on all national holidays and Good Friday; fund shares will not be priced on those days. In general, every buy or sell request you place will go through at the next share price to be calculated after your request has been accepted; check with your insurance company or qualified plan administrator to find out by what time your transaction request must be received in order to be processed the same day. The fund normally calculates its share price as of the end of regular trading on the Exchange on business days, usually 4:00 p.m. Eastern Time. Depending on when your insurance company or qualified plan accepts transaction requests, it`s possible that the fund`s share price could change on days when you are unable to buy or sell shares. Because foreign markets may be open on days when U.S. markets are closed, the value of foreign securities owned by the fund could change on days when you can`t buy or sell fund shares. The fund`s share price, however, will not change until the next time it is calculated.

7

Share Price Calculations

The fund`s share price is the total value of its assets minus its liabilities, divided by the total number of shares. Because the value of the fund's securities changes every day, the share price usually changes as well.

The fund values equity securities by using market prices, and values debt securities using bid quotations from independent pricing services or principal market markers. The fund may value short-term securities with remaining maturities of less than 60 days at cost; these values, when combined with interest earned, approximate market value.

In rare cases, events that occur after markets have closed may render certain prices unreliable or reliable market quotes may not be available. When the fund believes a market price does not reflect a security`s true value, the fund may substitute for the market price a fair-value estimate derived through methods approved by its trustees. The fund may also use these methods to value certain types of illiquid securities.

FUND STRUCTURE

While Neuberger Berman Management and Neuberger Berman, LLC may serve as the adviser or sub-adviser of other mutual funds that have similar names, goals, and strategies as the fund, there may be certain differences between the fund and these other mutual funds in matters such as size, cash flow patterns and tax matters, among others. As a result, there could also be differences in performance.

The fund uses a "multiple class" structure. The fund offers Class I and Class S Shares that have identical investment programs but different arrangements for distribution and shareholder servicing and, consequently, different expenses. This prospectus relates only to Class I shares of the fund.

DISTRIBUTIONS AND TAXES

The information below is only a summary of some of the important federal tax considerations generally affecting the fund and its shareholders; for a more detailed discussion, request a copy of the Statement of Additional Information. Also, you may want to consult your tax professional. Everyone`s tax situation is different, and your professional should be able to help you answer any questions you may have.

Distributions The fund pays out to shareholders of record any net income and net capital gains. Ordinarily, the fund makes distributions once a year in September. All dividends and other distributions received by shareholders of record are automatically reinvested in fund shares.

How distributions and transactions are taxed Dividends and other distributions made by the fund, as well as transactions in fund shares, are taxable, if at all, to the extent described in your qualified plan documentation or variable contract prospectus. Consult it for more information.

8

Other tax-related considerations In unusual circumstances, there may be a risk to you of special tax liabilities from an investment in the fund. Because the fund is offered through certain variable insurance contracts and qualified plans, it is subject to special diversification standards beyond those that normally apply to mutual funds. If the underlying assets of the fund fail to meet the special standards, you could be subject to adverse tax consequences for example, some of the income earned by the fund could generate a current tax liability.

The managers of the fund`s assets intend to comply with the special diversification requirements. It is possible that their attempts to comply may at times call for decisions that would somewhat reduce investment performance.

Insurance and Qualified Plan Expenses

The fees and policies outlined in this prospectus are set by the fund and by Neuberger Berman Management. The fee information here does not include the fees and expenses charged by your insurance company under your variable contract or your qualified plan; for those fees, you will need to see the prospectus for your variable contract or your qualified plan documentation.

Distribution and Services

The fund has a non-fee distribution plan that recognizes that Neuberger Berman Management may use its own resources, including profits they derive from administration fees paid by the fund, to pay expenses associated with the distribution of fund shares.

Neuberger Berman Management may also pay insurance companies and qualified plan administrators for services they provide to current and prospective variable contract owners and qualified plan participants, such as providing information about the fund and delivering fund documents, among other services.

Neuberger Berman Management does not receive any separate fees from shares of the fund for making these payments.

9

Neuberger Berman Advisers Management Trust

Guardian Portfolio (Class I)

If you`d like further details on this fund you can request a free copy of the following documents:

Shareholder Reports Published twice a year, the shareholder reports offer information about the fund`s recent performance, including:

a discussion by the portfolio manager(s) about strategies and market conditions fund performance data and financial statements

portfolio holdings

Statement of Additional Information (SAI) The SAI contains more comprehensive information on this fund, including:

various types of securities and practices, and their risks

investment limitations and additional policies

information about the fund`s management and business structure

The SAI is hereby incorporated by reference into this prospectus, making it legally part of the prospectus.

Investment manager: Neuberger Berman Management Inc.
Sub-adviser: Neuberger Berman, LLC

Obtaining Information

You can obtain a shareholder report, SAI, and other information from your investment provider, or from:

Neuberger Berman Management Inc.

605 Third Avenue 2nd Floor

New York, NY 10158-0180

800-877-9700

212-476-8800

Web site: www.nb.com

Email: fundinquiries@nb.com

You can also request copies of this information from the SEC for the cost of a duplicating fee by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC`s Public Reference Section, Washington DC 20549-0102. They are also available from the EDGAR Database on the SEC`s website at www.sec.gov.

You may also view and copy the documents at the SEC`s Public Reference Room in Washington. Call 202-942-8090 for information about the operation of the Public Reference Room.

Neuberger Berman Management Inc.

605 Third Avenue 2nd Floor

New York, NY 10158-0180

Shareholder Services:

800.877.9700

Institutional Services:

800.366.6264

www.nb.com

A0068 05/03 SEC file number: 811-4255

Neuberger Berman
Advisers Management Trust

PROSPECTUS May 1, 2003

S CLASS SHARES

Guardian Portfolio

These securities, like the securities of all mutual funds, have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Neuberger Berman

Contents

ADVISERS MANAGEMENT TRUST

Guardian Portfolio (Class S)2

YOUR INVESTMENT

Buying and Selling Fund Shares7

Share Prices7

Fund Structure8

Distributions and Taxes8

THIS PORTFOLIO:

is offered to life insurance companies to serve as an investment vehicle under their variable annuity and variable life insurance contracts and is also offered to qualified pension and retirement plans is designed for investors with long-term goals in mind

offers you the opportunity to participate in financial markets through a professionally managed stock portfolio carries certain risks, including the risk that you could lose money if fund shares are worth less than what you paid. This prospectus discusses principal risks of investment in fund shares. These and other risks are discussed in detail in the Statement of Additional Information (see back cover). If you are buying a variable contract or qualified plan, you should also read the contract`s prospectus is a mutual fund, not a bank deposit, and is not guaranteed or insured by the FDIC or any other government agency

The "Neuberger Berman" name and logo are service marks of Neuberger Berman, LLC. "Neuberger Berman Management Inc." and the individual fund name in this prospectus are either service marks or registered service marks of Neuberger Berman Management Inc.(C) 2003 Neuberger Berman Management Inc. All rights reserved.

Neuberger Berman

Advisers Management Trust Guardian Portfolio (Class S)

GOAL & STRATEGY

The fund seeks long-term growth of capital; current income is a secondary goal.

To pursue these goals, the fund invests mainly in common stocks of mid- to large-capitalization companies. The fund seeks to reduce risk by investing across many different industries.The manager employs a research driven and valuation sensitive approach to stock selection. He seeks to identify stocks in well-positioned businesses that he believes are undervalued in the market. He looks for solid balance sheets, strong management teams with a track record of success, good cash flow, the prospect for above average earnings growth, and other valuation-related factors.

The manager follows a disciplined selling strategy and may sell a stock when it reaches a target price, fails to perform as expected, or when other opportunities appear more attractive.

The fund has the ability to change its goal without shareholder approval, although it does not currently intend to do so.

Mid- and Large-Cap Stocks

Mid-cap stocks have historically performed more like small-caps than like large-caps. Their prices can rise and fall substantially, although many have the potential to offer attractive long-term returns.

Large-cap companies are usually well established. Compared to mid-cap companies, they may be less responsive to change, but their returns have sometimes led those of mid-cap companies, often with lower volatility.

Value Investing

At any given time, there are companies whose stock prices are below the market average, based on earnings, book value, or other financial measures. The value investor examines these companies, searching for those that may rise in price when other investors realize their worth.

2

MAIN RISKS

Most of the fund`s performance depends on what happens in the stock market. The market`s behavior is unpredictable, particularly in the short term. The value of your investment will rise and fall, sometimes sharply, and you could lose money.

To the extent that the fund emphasizes mid- or large-cap stocks, it takes on the associated risks. Mid-cap stocks tend to be more volatile than large-cap stocks and are usually more sensitive to economic, political, regulatory and market factors. At any given time, one or both groups of stocks may be out of favor with investors.

With a value approach, there is also the risk that stocks may remain undervalued during a given period. This may happen because value stocks as a category lose favor with investors compared to growth stocks or because of a failure to anticipate which stocks or industries would benefit from changing market or economic conditions.

Other Risks

The fund may use certain practices and securities involving additional risks. Borrowing, securities lending, and using derivatives could create leverage, meaning that certain gains or losses could be amplified, increasing share price movements. In using certain derivatives to gain stock market exposure for excess cash holdings, the fund increases its risk of loss.

Although they may add diversification, foreign securities can be riskier, because foreign markets tend to be more volatile and currency exchange rates fluctuate. There may be less information available about foreign issuers than about domestic issuers.

When the fund anticipates adverse market, economic, political or other conditions, it may temporarily depart from its goal and invest substantially in high-quality short-term investments. This could help the fund avoid losses but may mean lost opportunities.

3

PERFORMANCE

The charts below provide an indication of the risks of investing in the fund. The bar chart shows how the fund`s performance has varied from year to year. The table next to the chart shows what the return would equal if you averaged out actual performance over various lengths of time and compares the return with one or more measures of market performance. This information is based on past performance; it`s not a prediction of future results. The performance information does not reflect insurance product or qualified plan expenses. If they were reflected, returns would be less than those shown.

Year-by-Year % Returns as of 12/31 each year

Best quarter: Q1 '98, 31.76%Worst quarter: Q3 '98, -22.27%

*

Average Annual Total % Returns as of 12/31/2002
	1 Year	5 Years	Since Inception 11/3/1997
Guardian Portfolio - Class S	-26.52	2.07	3.01
S&P 500 Index	-22.09	-0.58	0.64
Russell 1000 Value Index	-15.52	1.16	2.54

Index Descriptions:
The S&P 500 is an unmanaged index of U.S. stocks.The Russell 1000 Value Index is an unmanaged index of U.S. mid- and large-cap value stocks.

*

Through 5/1/2000, Advisers Management Trust Guardian Portfolio was organized as a feeder fund in a master/feeder, rather than a multiple class, structure. Performance shown for the periods from 11/3/1997 to 5/1/2000 is that of the predecessor feeder fund, which had an identical investment program and the same expenses as Advisers Management Trust Guardian Portfolio. Because Class S shares of the fund commenced operations on August 2, 2002, performance from the beginning of the measurement period shown above to 8/2/2002 is that of fund`s Class I shares. Class I shares are not offered in this prospectus.

Performance Measures

The information on this page provides different measures of the fund`s total return. Total return includes the effect of distributions as well as changes in share price. The figures assume that all distributions were reinvested in the fund and include all fund expenses.

As a frame of reference, the table includes broad-based indexes of the entire U.S. equity market and of the portion of the market the fund focuses on. The fund`s performance figures include all of its expenses; the indexes do not include costs of investment.

Because the fund had a policy of investing mainly in large-cap stocks prior to December 2002, its performance during those times might have been different if current policies had been in effect.

4

INVESTOR EXPENSES

The fund does not charge you any fees for buying, selling, or exchanging shares. Your only fund cost is your share of annual operating expenses. The expense example can help you compare costs among funds. You may, however, have additional expenses in connection with your insurance contract or qualified plan.

The table that follows shows the estimated operating expenses paid each year by the fund. Actual expenses paid by the fund may vary from year to year. You may participate in the fund through a variable annuity contract or variable life insurance policy (variable contract) or through a qualified pension plan. If you participate through a variable contract, it is a contract between you and the issuing life insurance company. The fund is not a party to that variable contract, but is merely an investment option made available to you by your insurance company under the variable contract. The fees and expenses of the fund are not fixed or specified under the terms of your variable contract. The table does not include expenses and charges that are, or may be, imposed under your variable contract. If such expenses and charges were included, your costs would be higher. For information on these charges, please refer to the applicable variable contract prospectus, prospectus summary or disclosure statement. If you participate through a qualified pension plan, the table does not reflect direct expenses of the plan, and you should consult your plan administrator for more information.

Fee Table
Shareholder Fees			None
Annual operating expenses (% of average net assets)*These are deducted from fund assets, so you pay them indirectly.
	Management fees	0.85
Plus:	Distribution (12b-1) fees	0.25
	Other expenses	0.15
Equals:	Total annual operating expenses	1.25
Class S shares of the Guardian Portfolio commenced operations on 8/2/2002; therefore, the expense figures of this class are estimated based on the existing Class I shares of the Guardian Portfolio and an asset size of $25 million on the Class S shares.

The example assumes that you invested $10,000 for the periods shown, that you earned a hypothetical 5% total return each year, and that the fund's expenses were those in the fee table to the left. Your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.

Expense Example

	1 Year	3 Years	5 Years	10 Years
Expenses	$127	$397	$686	$1,511

MANAGEMENT

Arthur Moretti is a Vice President of Neuberger Berman Management and a Managing Director of Neuberger Berman, LLC. He joined each firm in 2001 and has managed the fund since December 2002. He was a portfolio manager and fund analyst at two other firms since 1991.

Neuberger Berman Management is the fund`s investment manager, administrator, and distributor. It engages Neuberger Berman, LLC as sub-adviser to provide investment research and related services. Together, the firms and their affiliates manage over $56 billion in total assets (as of 12/31/2002) and continue an asset management history that began in 1939. For the 12 months ended 12/31/2002, the management/administration fees paid to Neuberger Berman Management were 0.85% of average net assets.

5

FINANCIAL HIGHLIGHTS

Year Ended December 31,			2002(1)
Per-share data ($)
Data apply to a single share throughout the period indicated. You can see what the fund earned (or lost), what it distributed to investors, and how its share price changed.
	Share price (NAV) at beginning of period	11.23
Plus:	Income from investment operations
	Net investment income	0.03
	Net gains/losses - realized and unrealized	(0.57)
	Subtotal: income from investment operations	(0.54)
Equals:	Share price (NAV) at end of period	10.69
Ratios (% of average net assets)
The ratios show the fund's expenses and net investment income, as they actually are as well as how they would have been if certain expense offset arrangements had not been in effect.
Net expenses - actual			1.24(2)
Expenses(3)			1.24(2)
Net investment income - actual			0.63(2)
Other data
Total return shows how an investment in the fund would have performed over the period, assuming all distributions were reinvested. The turnover rate reflects how actively the fund bought and sold securities.

Total return(4) (%)			(4.81)(5)
Net assets at end of year (in millions of dollars)			0.1
Portfolio turnover rate (%)			147
The above figures have been audited by Ernst & Young LLP, the fund's independent auditors. Their report, along with full financial statements, appears in the fund's most recent shareholder report (see back cover).(1) Period from 8/2/2002 (beginning of operations) to 12/31/2002.(2) Annualized.(3) Shows what this ratio would have been if there had been no expense offset arrangements.(4)Does not reflect charges and other expenses that apply to the separate account or the related insurance policies. Qualified plans that are direct shareholders of the fund are not affected by insurance related expenses.(5) Not annualized.

6

Neuberger Berman

Your Investment

BUYING AND SELLING FUND SHARES

The fund described in this prospectus is designed for use with certain variable insurance contracts and qualified plans. Because shares of the fund are held by the insurance company or qualified plans involved, you will need to follow the instructions provided by your insurance company or qualified plan for matters involving allocations to this fund.

Under certain circumstances, the fund reserves the right to:

suspend the offering of shares

reject any investment order

satisfy an order to sell fund shares with securities rather than cash, for certain very large orders suspend or postpone the redemption of shares on days when trading on the New York Stock Exchange is restricted, or as otherwise permitted by the SEC

Because the fund is offered to different insurance companies and for different types of variable contracts annuities, life insurance and qualified plans, groups with different interests will share the fund. Due to differences of tax treatment and other considerations among these shareholders, it is possible (although not likely) that the interests of the shareholders might sometimes be in conflict. For these reasons, the trustees of the fund watch for the existence of any material irreconcilable conflicts and will determine what action, if any, should be taken in the event of a conflict. If there is a conflict, it is possible that to resolve it, one or more insurance company separate accounts or qualified plans might be compelled to withdraw its investment in the fund. While this might resolve the conflict, it also might force the fund to sell securities at disadvantageous prices.

SHARE PRICES

When you buy and sell shares of the fund, the share price is the fund`s net asset value per share.

The fund is open for business every day the New York Stock Exchange is open. The Exchange is closed on all national holidays and Good Friday; fund shares will not be priced on those days. In general, every buy or sell request you place will go through at the next share price to be calculated after your request has been accepted; check with your insurance company or qualified plan administrator to find out by what time your transaction request must be received in order to be processed the same day. The fund normally calculates its share price as of the end of regular trading on the Exchange on business days, usually 4:00 p.m. Eastern Time. Depending on when your insurance company or qualified plan accepts transaction requests, it`s possible that the fund`s share price could change on days when you are unable to buy or sell shares. Because foreign markets may be open on days when U.S. markets are closed, the value of foreign securities owned by the fund could change on days when you can`t buy or sell fund shares. The fund`s share price, however, will not change until the next time it is calculated.

7

Share Price Calculations

The fund`s share price is the total value of its assets minus its liabilities, divided by the total number of shares. Because the value of the fund's securities changes every day, the share price usually changes as well.

The fund values equity securities by using market prices, and values debt securities using bid quotations from independent pricing services or principal market markers. The fund may value short-term securities with remaining maturities of less than 60 days at cost; these values, when combined with interest earned, approximate market value.

In rare cases, events that occur after markets have closed may render certain prices unreliable or reliable market quotes may not be available. When the fund believes a market price does not reflect a security`s true value, the fund may substitute for the market price a fair-value estimate derived through methods approved by its trustees. The fund may also use these methods to value certain types of illiquid securities.

FUND STRUCTURE

While Neuberger Berman Management and Neuberger Berman, LLC may serve as the adviser or sub-adviser of other mutual funds that have similar names, goals, and strategies as the fund, there may be certain differences between the fund and these other mutual funds in matters such as size, cash flow patterns and tax matters, among others. As a result, there could also be differences in performance.

The fund uses a "multiple class" structure. The fund offers Class I and Class S Shares that have identical investment programs but different arrangements for distribution and shareholder servicing and, consequently, different expenses. This prospectus relates only to Class S shares of the fund.

DISTRIBUTIONS AND TAXES

The information below is only a summary of some of the important federal tax considerations generally affecting the fund and its shareholders; for a more detailed discussion, request a copy of the Statement of Additional Information. Also, you may want to consult your tax professional. Everyone`s tax situation is different, and your professional should be able to help you answer any questions you may have.

Distributions The fund pays out to shareholders of record any net income and net capital gains. Ordinarily, the fund makes distributions once a year in September. All dividends and other distributions received by shareholders of record are automatically reinvested in fund shares.

How distributions and transactions are taxed Dividends and other distributions made by the fund, as well as transactions in fund shares, are taxable, if at all, to the extent described in your qualified plan documentation or variable contract prospectus. Consult it for more information.

8

Other tax-related considerations In unusual circumstances, there may be a risk to you of special tax liabilities from an investment in the fund. Because the fund is offered through certain variable insurance contracts and qualified plans, it is subject to special diversification standards beyond those that normally apply to mutual funds. If the underlying assets of the fund fail to meet the special standards, you could be subject to adverse tax consequences for example, some of the income earned by the fund could generate a current tax liability.

The managers of the fund`s assets intend to comply with the special diversification requirements. It is possible that their attempts to comply may at times call for decisions that would somewhat reduce investment performance.

Insurance and Qualified Plan Expenses

The fees and policies outlined in this prospectus are set by the fund and by Neuberger Berman Management. The fee information here does not include the fees and expenses charged by your insurance company under your variable contract or your qualified plan; for those fees, you will need to see the prospectus for your variable contract or your qualified plan documentation.

Distribution and Services

Class S shares of the fund have a distribution plan that provides for payment of 0.25% per year of the fund's assets. This fee compensates Neuberger Berman Management for its distribution and shareholder services. Because these fees are paid out of the fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Neuberger Berman Management may also pay insurance companies and qualified plan administrators for services they provide to current and prospective variable contract owners and qualified plan participants, such as providing information about the fund and delivering fund documents, among other services.

9

Neuberger Berman Advisers Management Trust

Guardian Portfolio (Class S)

If you`d like further details on this fund you can request a free copy of the following documents:

Shareholder Reports Published twice a year, the shareholder reports offer information about the fund`s recent performance, including:

a discussion by the portfolio manager(s) about strategies and market conditions fund performance data and financial statements

portfolio holdings

Statement of Additional Information (SAI) The SAI contains more comprehensive information on this fund, including:

various types of securities and practices, and their risks

investment limitations and additional policies

information about the fund`s management and business structure

The SAI is hereby incorporated by reference into this prospectus, making it legally part of the prospectus.

Investment manager: Neuberger Berman Management Inc.
Sub-adviser: Neuberger Berman, LLC

Obtaining Information

You can obtain a shareholder report, SAI, and other information from your investment provider, or from:

Neuberger Berman Management Inc.

605 Third Avenue 2nd Floor

New York, NY 10158-0180

800-877-9700

212-476-8800

Web site: www.nb.com

Email: fundinquiries@nb.com

You can also request copies of this information from the SEC for the cost of a duplicating fee by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC`s Public Reference Section, Washington DC 20549-0102. They are also available from the EDGAR Database on the SEC`s website at www.sec.gov.

You may also view and copy the documents at the SEC`s Public Reference Room in Washington. Call 202-942-8090 for information about the operation of the Public Reference Room.

Neuberger Berman Management Inc.

605 Third Avenue 2nd Floor

New York, NY 10158-0180

Shareholder Services:

800.877.9700

Institutional Services:

800.366.6264

www.nb.com

C0037 05/03 SEC file number: 811-4255

Neuberger Berman
Advisers Management Trust

PROSPECTUS May 1, 2003

S CLASS SHARES

International Portfolio

These securities, like the securities of all mutual funds, have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Neuberger Berman

Contents

ADVISERS MANAGEMENT TRUST

International Portfolio (Class S)2

YOUR INVESTMENT

Buying and Selling Fund Shares6

Share Prices6

Fund Structure7

Distributions and Taxes7

THIS PORTFOLIO:

is offered to life insurance companies to serve as an investment vehicle under their variable annuity and variable life insurance contracts and is also offered to qualified pension and retirement plans is designed for investors with long-term goals in mind

offers you the opportunity to participate in financial markets through a professionally managed stock portfolio carries certain risks, including the risk that you could lose money if fund shares are worth less than what you paid. This prospectus discusses principal risks of investment in fund shares. These and other risks are discussed in detail in the Statement of Additional Information (see back cover). If you are buying a variable contract or qualified plan, you should also read the contract`s prospectus is a mutual fund, not a bank deposit, and is not guaranteed or insured by the FDIC or any other government agency

The "Neuberger Berman" name and logo are service marks of Neuberger Berman, LLC. "Neuberger Berman Management Inc." and the individual fund name in this prospectus are either service marks or registered service marks of Neuberger Berman Management Inc.(C) 2003 Neuberger Berman Management Inc. All rights reserved.

Neuberger Berman

Advisers Management Trust International Portfolio (Class S)

GOAL & STRATEGY

The fund seeks long-term growth of capital by investing primarily in common stocks of foreign companies.

To pursue this goal, the fund invests mainly in foreign companies of any size, including companies in developed and emerging industrialized markets. The fund defines a foreign company as one that is organized outside of the United States and conducts the majority of its business abroad.

The fund seeks to reduce risk by diversifying among many industries. Although it has the flexibility to invest a significant portion of its assets in one country or region, it generally intends to remain well-diversified across countries and geographical regions.

In picking stocks, the managers look for well-managed companies that show potential for above-average growth and whose stock prices are undervalued. Factors in identifying these firms may include strong fundamentals, such as attractive cash flows and balance sheets, as well as prices that are reasonable in light of projected earnings growth. The managers also consider the outlooks for various countries and regions around the world, examining economic, market, social, and political conditions.

The managers follow a disciplined selling strategy and may sell a stock when it fails to perform as expected or when other opportunities appear more attractive.

The fund has the ability to change its goal without shareholder approval, although it does not currently intend to do so.

Foreign Stocks

There are many promising opportunities for investment outside the United States. These foreign markets often respond to different factors, and therefore tend to follow cycles that are different from each other.

For this reason, many investors put a portion of their portfolios in foreign investments as a way of gaining further diversification. While foreign stock markets can be risky, investors gain an opportunity to add potential long-term growth.

Growth vs. Value Investing

Value investors seek stocks trading at below market average prices based on earnings, book value, or other financial measures before other investors discover their worth. Growth investors seek companies that are already successful but may not have reached their full potential.

2

MAIN RISKS

Most of the fund`s performance depends on what happens in international stock markets. The behavior of these markets is unpredictable, particularly in the short term. Although foreign stocks offer added diversity, world markets may all react in similar fashion to important economic or political developments. The value of your investment will rise and fall, sometimes sharply, and you could lose money.

Foreign stocks are subject to more risks than comparable U.S. stocks. This is in part because some foreign markets are less developed and foreign governments, economies, laws, tax codes, and securities firms may be less stable. There is also a higher chance that key information will be unavailable, incomplete, or inaccurate. As a result, foreign stocks can fluctuate more widely in price than comparable U.S. stocks, and they may also be less liquid. These risks are generally greater in emerging markets. Over a given period of time, foreign stocks may underperform U.S. stocks sometimes for years. The fund could also underperform if the managers invest in countries or regions whose economic performance falls short.

Changes in currency exchange rates bring an added dimension of risk. Currency fluctuations could erase investment gains or add to investment losses.

Mid- and small-cap stocks tend to be less liquid and more volatile than large-cap stocks. Any type of stock may underperform any other during a given period.

Because the prices of most growth stocks are based on future expectations, these stocks tend to be more sensitive than value stocks to bad economic news and negative earnings surprises. Bad economic news or changing investor perceptions can negatively affect growth stocks across several industries and sectors simultaneously. While the prices of any type of stock can rise and fall rapidly, growth stocks in particular may underperform during periods when the market favors value stocks.

Other Risks

The fund may use certain practices and securities involving additional risks. Borrowing, securities lending, and using derivatives could create leverage, meaning that certain gains or losses could be amplified, increasing share price movements. The fund may use derivatives for hedging and for speculation. Hedging could reduce the fund`s losses from currency fluctuations, but could also reduce its gains. In using certain derivatives to gain stock market exposure for excess cash holdings, the fund increases its risk of loss. A derivative instrument could fail to perform as expected. Any speculative investment could cause a loss for the fund.

When the fund anticipates adverse market, economic, political or other conditions, it may temporarily depart from its goal and invest substantially in high-quality short-term investments. This could help the fund avoid losses but may mean lost opportunities.

3

PERFORMANCE OF A SIMILAR FUND

Because the fund had not commenced investment operations as of December 31, 2002, it does not have performance to report in this prospectus.

However, the fund has an investment objective, policies, limitations, and strategies substantially similar to those of, and the same managers as another mutual fund managed by Neuberger Berman Management called the Neuberger Berman International Fund. The bar chart shows how the performance of Investor Class Shares of the Neuberger Berman International Fund has varied from one year to another. The following table shows average annual total returns for the Neuberger Berman International Fund, assuming reinvestment of all distributions, as well as the EAFE Index, which is pertinent to the Neuberger Berman International Fund. This performance information does not reflect insurance product or qualified plan expenses or distribution (12b-1) and services fees. If they were reflected, returns would be less than those shown.

Year-by-Year % Returns as of 12/31 each year

Best quarter: Q4 '99, 43.21%Worst quarter: Q3 '98, -26.09%

Average Annual Total % Returns as of 12/31/2002
	1 Year	5 Years	Since Inception 6/15/1994
Neuberger Berman International Fund - Investor Class	-13.10	-1.76	3.55
EAFE Index	-15.66	-2.61	0.63

Index Descriptions:The EAFE Index is an unmanaged index of stocks from Europe, Australasia, and the Far East.

Performance Information

The performance of Neuberger Berman International Fund reflects that fund`s expense ratio, and does not reflect any expenses or charges that apply to variable contracts, qualified plans, or distribution (12b-1) and service fees. Insurance expenses and charges and distribution (12b-1) and service fees would reduce performance. Although the objective, policies, limitations and strategies of the fund are substantially similar to that of Neuberger Berman International Fund, the portfolio is a distinct mutual fund and may have different investment returns, portfolio holdings, and risk/return characteristics than Neuberger Berman International Fund. The historical performance of Neuberger Berman International Fund is not indicative of future performance of the fund.

The performance representation relies on data supplied by Neuberger Berman Management or derived by Neuberger Berman Management from statistical services, reports or other sources it believes to be reliable.

4

INVESTOR EXPENSES

The fund does not charge you any fees for buying, selling, or exchanging shares. Your only fund cost is your share of annual operating expenses. The expense example can help you compare costs among funds. You may, however, have additional expenses in connection with your insurance contract or qualified plan.

The table that follows shows the estimated operating expenses paid each year by the fund. Actual expenses paid by the fund may vary from year to year. You may participate in the fund through a variable annuity contract or variable life insurance policy (variable contract) or through a qualified pension plan. If you participate through a variable contract, it is a contract between you and the issuing life insurance company. The fund is not a party to that variable contract, but is merely an investment option made available to you by your insurance company under the variable contract. The fees and expenses of the fund are not fixed or specified under the terms of your variable contract. The table does not include expenses and charges that are, or may be, imposed under your variable contract. If such expenses and charges were included, your costs would be higher. For information on these charges, please refer to the applicable variable contract prospectus, prospectus summary or disclosure statement. If you participate through a qualified pension plan, the table does not reflect direct expenses of the plan, and you should consult your plan administrator for more information.

Fee Table
Shareholder Fees			None
Annual operating expenses (% of average net assets)*These are deducted from fund assets, so you pay them indirectly.
	Management fees	1.15
Plus:	Distribution (12b-1) fees	0.25
	Other expenses	0.65
Equals:	Total annual operating expenses	2.05
Minus:	Expense reimbursement	0.05
Equals:	Net Expenses	2.00
Neuberger Berman Management Inc. (NBMI) has contractually agreed to reimburse certain expenses of the fund through 12/31/2006, so that the total annual operating expenses are limited to 2.00% of the fund`s average daily net asset value. This arrangement does not cover interest, taxes, brokerage commissions, and extraordinary expenses. The fund has agreed to repay NBMI for expenses reimbursed to the fund provided that repayment does not cause the fund`s annual operating expenses to exceed its expense limitation. Any such repayment must be made within three years after the year in which NBMI incurred the expense. The figures in the table are based on an asset size of $25 milliion.

The example assumes that you invested $10,000 for the periods shown, that you earned a hypothetical 5% total return each year, and that the fund's expenses were those in the fee table to the left. Your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.

Expense Example

	1 Year	3 Years	5 Years	10 Years
Expenses	$203	$627	$1,089	$2,367

MANAGEMENT

Valerie Chang and Benjamin Segal are Vice Presidents of Neuberger Berman Management and Managing Directors of Neuberger Berman, LLC. Chang joined the firm in 1996. Segal joined the firm in 1999. He was an assistant portfolio manager at another firm from 1997 to 1998. Prior to 1997, he held positions in international finance and consulting.

Neuberger Berman Management is the fund`s investment manager, administrator, and distributor. It engages Neuberger Berman, LLC as sub-adviser to provide investment research and related services. Together, the firms and their affiliates manage over $56 billion in total assets (as of 12/31/2002) and continue an asset management history that began in 1939.

5

Neuberger Berman

Your Investment

BUYING AND SELLING FUND SHARES

The fund described in this prospectus is designed for use with certain variable insurance contracts and qualified plans. Because shares of the fund are held by the insurance company or qualified plans involved, you will need to follow the instructions provided by your insurance company or qualified plan for matters involving allocations to this fund.

Under certain circumstances, the fund reserves the right to:

suspend the offering of shares

reject any investment order

satisfy an order to sell fund shares with securities rather than cash, for certain very large orders suspend or postpone the redemption of shares on days when trading on the New York Stock Exchange is restricted, or as otherwise permitted by the SEC

Because the fund is offered to different insurance companies and for different types of variable contracts annuities, life insurance and qualified plans, groups with different interests will share the fund. Due to differences of tax treatment and other considerations among these shareholders, it is possible (although not likely) that the interests of the shareholders might sometimes be in conflict. For these reasons, the trustees of the fund watch for the existence of any material irreconcilable conflicts and will determine what action, if any, should be taken in the event of a conflict. If there is a conflict, it is possible that to resolve it, one or more insurance company separate accounts or qualified plans might be compelled to withdraw its investment in the fund. While this might resolve the conflict, it also might force the fund to sell securities at disadvantageous prices.

SHARE PRICES

When you buy and sell shares of the fund, the share price is the fund`s net asset value per share.

The fund is open for business every day the New York Stock Exchange is open. The Exchange is closed on all national holidays and Good Friday; fund shares will not be priced on those days. In general, every buy or sell request you place will go through at the next share price to be calculated after your request has been accepted; check with your insurance company or qualified plan administrator to find out by what time your transaction request must be received in order to be processed the same day. The fund normally calculates its share price as of the end of regular trading on the Exchange on business days, usually 4:00 p.m. Eastern Time. Depending on when your insurance company or qualified plan accepts transaction requests, it`s possible that the fund`s share price could change on days when you are unable to buy or sell shares. Because foreign markets may be open on days when U.S. markets are closed, the value of foreign securities owned by the fund could change on days when you can`t buy or sell fund shares. The fund`s share price, however, will not change until the next time it is calculated.

Share Price Calculations

The fund`s share price is the total value of its assets minus its liabilities, divided by the total number of shares. Because the value of the fund's securities changes every day, the share price usually changes as well.

The fund values equity securities by using market prices, and values debt securities using bid quotations from independent pricing services or principal market markers. The fund may value short-term securities with

6

remaining maturities of less than 60 days at cost; these values, when combined with interest earned, approximate market value.

In rare cases, events that occur after markets have closed may render certain prices unreliable or reliable market quotes may not be available. When the fund believes a market price does not reflect a security`s true value, the fund may substitute for the market price a fair-value estimate derived through methods approved by its trustees. The fund may also use these methods to value certain types of illiquid securities.

FUND STRUCTURE

While Neuberger Berman Management and Neuberger Berman, LLC may serve as the adviser or sub-adviser of other mutual funds that have similar names, goals, and strategies as the fund, there may be certain differences between the fund and these other mutual funds in matters such as size, cash flow patterns and tax matters, among others. As a result, there could also be differences in performance.

DISTRIBUTIONS AND TAXES

The information below is only a summary of some of the important federal tax considerations generally affecting the fund and its shareholders; for a more detailed discussion, request a copy of the Statement of Additional Information. Also, you may want to consult your tax professional. Everyone`s tax situation is different, and your professional should be able to help you answer any questions you may have.

Distributions The fund pays out to shareholders of record any net income and net capital gains. Ordinarily, the fund makes distributions once a year in September. All dividends and other distributions received by shareholders of record are automatically reinvested in fund shares.

How distributions and transactions are taxed Dividends and other distributions made by the fund, as well as transactions in fund shares, are taxable, if at all, to the extent described in your qualified plan documentation or variable contract prospectus. Consult it for more information.

Other tax-related considerations In unusual circumstances, there may be a risk to you of special tax liabilities from an investment in the fund. Because the fund is offered through certain variable insurance contracts and qualified plans, it is subject to special diversification standards beyond those that normally apply to mutual funds. If the underlying assets of the fund fail to meet the special standards, you could be subject to adverse tax consequences for example, some of the income earned by the fund could generate a current tax liability.

The managers of the fund`s assets intend to comply with the special diversification requirements. It is possible that their attempts to comply may at times call for decisions that would somewhat reduce investment performance.

Insurance and Qualified Plan Expenses

The fees and policies outlined in this prospectus are set by the fund and by Neuberger Berman Management. The fee information here does not include the fees and expenses charged by your insurance company under your variable contract or your qualified plan; for those fees, you will need to see the prospectus for your variable contract or your qualified plan documentation.

7

Distribution and Services

Class S shares of the fund have a distribution plan that provides for payment of 0.25% per year of the fund's assets. This fee compensates Neuberger Berman Management for its distribution and shareholder services. Because these fees are paid out of the fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Neuberger Berman Management may also pay insurance companies and qualified plan administrators for services they provide to current and prospective variable contract owners and qualified plan participants, such as providing information about the fund and delivering fund documents, among other services.

8

Neuberger Berman Advisers Management Trust

International Portfolio (Class S)

If you`d like further details on this fund you can request a free copy of the following documents:

Shareholder Reports Published twice a year, the shareholder reports offer information about the fund`s recent performance, including:

a discussion by the portfolio manager(s) about strategies and market conditions fund performance data and financial statements

portfolio holdings

Statement of Additional Information (SAI) The SAI contains more comprehensive information on this fund, including:

various types of securities and practices, and their risks

investment limitations and additional policies

information about the fund`s management and business structure

The SAI is hereby incorporated by reference into this prospectus, making it legally part of the prospectus.

Investment manager: Neuberger Berman Management Inc.
Sub-adviser: Neuberger Berman, LLC

Obtaining Information

You can obtain a shareholder report, SAI, and other information from your investment provider, or from:

Neuberger Berman Management Inc.

605 Third Avenue 2nd Floor

New York, NY 10158-0180

800-877-9700

212-476-8800

Web site: www.nb.com

Email: fundinquiries@nb.com

You can also request copies of this information from the SEC for the cost of a duplicating fee by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC`s Public Reference Section, Washington DC 20549-0102. They are also available from the EDGAR Database on the SEC`s website at www.sec.gov.

You may also view and copy the documents at the SEC`s Public Reference Room in Washington. Call 202-942-8090 for information about the operation of the Public Reference Room.

Neuberger Berman Management Inc.

605 Third Avenue 2nd Floor

New York, NY 10158-0180

Shareholder Services:

800.877.9700

Institutional Services:

800.366.6264

www.nb.com

A0070 05/03 SEC file number: 811-4255

Neuberger Berman
Advisers Management Trust

PROSPECTUS May 1, 2003

I CLASS SHARES

Limited Maturity Bond Portfolio

These securities, like the securities of all mutual funds, have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Neuberger Berman

Contents

ADVISERS MANAGEMENT TRUST

Limited Maturity Bond Portfolio2

YOUR INVESTMENT

Buying and Selling Fund Shares7

Share Prices7

Fund Structure8

Distributions and Taxes8

THIS PORTFOLIO:

is offered to life insurance companies to serve as an investment vehicle under their variable annuity and variable life insurance contracts and is also offered to qualified pension and retirement plans is designed for investors with long-term goals in mind

offers you the opportunity to participate in financial markets through a professionally managed bond portfolio carries certain risks, including the risk that you could lose money if fund shares are worth less than what you paid. This prospectus discusses principal risks of investment in fund shares. These and other risks are discussed in detail in the Statement of Additional Information (see back cover). If you are buying a variable contract or qualified plan, you should also read the contract`s prospectus is a mutual fund, not a bank deposit, and is not guaranteed or insured by the FDIC or any other government agency

The "Neuberger Berman" name and logo are service marks of Neuberger Berman, LLC. "Neuberger Berman Management Inc." and the individual fund name in this prospectus are either service marks or registered service marks of Neuberger Berman Management Inc.(C) 2003 Neuberger Berman Management Inc. All rights reserved.

Neuberger Berman

Advisers Management Trust Limited Maturity Bond Portfolio

GOAL & STRATEGY

The fund seeks the highest available current income consistent with liquidity and low risk to principal; total return is a secondary goal.

To pursue these goals, the fund invests mainly in investment-grade bonds and other debt securities from U.S. Government and corporate issuers. These may include mortgage- and asset-backed securities. To enhance yield and add diversification, the fund may invest up to 10% of net assets in securities that are below investment grade, provided that, at the time of purchase, they are rated at least B by Moody's or Standard & Poor's or, if unrated by either of these, deemed by the managers to be of comparable quality. When the managers believe there are attractive opportunities in foreign markets, the fund may also invest in foreign debt securities to enhance yield and/or total return.

The fund seeks to reduce credit risk by diversifying among many issuers and different types of securities. Although it may invest in securities of any maturity, under normal circumstances it maintains an average portfolio duration of four years or less.

The managers monitor national trends in the corporate and government securities markets, as well as a range of economic and financial factors. If particular sectors of the bond market appear relatively inexpensive, the managers may increase the fund`s exposure in those sectors and decrease exposure in other sectors. The managers look for securities that appear underpriced compared to securities of similar structure and credit quality. In choosing lower-rated securities, the managers generally look for bonds from issuers whose financial health appears comparatively strong, and that may have their credit ratings raised. The fund may sell securities if the managers find an opportunity they believe is more compelling or if the managers' outlook on the investment or the market changes.

The fund is authorized to change its goal without shareholder approval, although it does not currently intend to do so. The fund normally invests at least 80% of its net assets in bonds and other debt securities. The fund will not alter this policy without providing shareholders at least 60 days' advance notice.

Duration

Duration is a measure of a bond investment's sensitivity to changes in interest rates.

Typically, with a 1% change in interest rates, an investment's value may be expected to move in the opposite direction approximately 1% for each year of its duration.

Bond Ratings

Most large issuers obtain ratings for their bonds from one or more independent rating agencies, although many bonds of all quality levels remain unrated.

The fund considers bonds rated in the top four categories of credit quality by at least one rating agency (and unrated bonds deemed by the managers to be of comparable quality) to be investment grade. Bonds rated no higher than the fifth or sixth category (BB/Ba or B) are considered non-investment grade. Many of these "junk bonds" are actually issued by reputable companies and offer attractive yields.

2

MAIN RISKS

Most of the fund's performance depends on what happens in the bond markets. The value of your investment will rise and fall, and you could lose money.

The fund's yield and total return will change with interest rate movements. When interest rates rise, the fund's share price will typically fall. The fund's sensitivity to this risk will increase with any increase in the fund's duration.

Some debt securities in which the fund may invest allow the issuer to repay them early; these are referred to as "callable securities." Issuers will often repay the obligation underlying a callable security when interest rates are low. Therefore, to the extent the fund holds callable securities and the issuers repay the securities early, the fund may not benefit fully from the increase in value that other debt securities experience when rates decline. In addition, the fund likely would have to reinvest the proceeds of the payoff at current yields, which are lower than those paid by the callable security that was paid off.

A downgrade or default affecting any of the fund's securities would affect the fund's performance. Performance could also be affected if unexpected interest rate trends cause the fund's mortgage- or asset-backed securities to be paid off substantially earlier or later than expected. Slower payoffs effectively increase duration, heightening interest rate risk. When interest rates fall, many mortgages are refinanced, and mortgage-backed securities may be repaid early. Thus, the fund may not experience the increase in market value from these securities that normally accompanies a decline in interest rates.

Foreign securities could add to the ups and downs in the fund's share price, because foreign markets tend to be more volatile and currency exchange rates fluctuate.

Over time, the fund may produce lower returns than stock investments and less conservative bond investments. Although the fund's average return has out-paced inflation over the long term, it may not always do so. Your results relative to the rate of inflation will, of course, be affected by any taxes you pay on fund distributions.

Due to the fund's limited duration and the need to sometimes change allocation among sectors, the fund may have a high portfolio turnover rate, which can mean higher taxable distributions and increased transaction costs.

Other Risks

The fund may use certain practices and securities involving additional risks.

The use of certain derivatives to hedge interest rate risk or produce income could affect fund performance if interest rates, or the derivatives, do not perform as expected.

Securities issued or guaranteed by U.S. Government agencies or instrumentalities may not be backed by the full faith and credit of the U.S. Treasury.

When the fund anticipates adverse market, economic, political or other conditions, it may temporarily depart from its goal and invest substantially in high-quality, short-term debt instruments. This could help the fund avoid losses but may mean lost opportunities.

3

PERFORMANCE

The charts below provide an indication of the risks of investing in the fund. The bar chart shows how the fund`s performance has varied from year to year. The table next to the chart shows what the return would equal if you averaged out actual performance over various lengths of time and compares the return with one or more measures of market performance. This information is based on past performance; it`s not a prediction of future results. The performance information does not reflect insurance product or qualified plan expenses. If they were reflected, returns would be less than those shown.

1993    '94         '95        '96      '97      '98       '99    '00         '01     '02

6.63    -0.15    10.93    4.31    6.74    4.39    1.48    6.78    8.78    5.34

Best quarter: Q1 '01, 3.53%Worst quarter: Q1 '94, -1.08%

Average Annual Total % Returns as of 12/31/2002
	1 Year	5 Years	10 Years
Limited Maturity Bond Portfolio	5.34	5.33	5.48
Merrill Lynch 1-3 Year Treasury Index	5.76	6.40	6.04

Index Description:
The Merrill Lynch 1-3 Year Treasury Index is an unmanaged index of U.S. Treasuries with maturities between 1 and 3 years.

Performance Measures

The information on this page provides different measures of the fund's total return. Total return includes the effect of distributions as well as changes in share price. The figures assume that all distributions were reinvested in the fund, and include all fund expenses.

The table compares the fund's return to those of a broad-based market index. The fund's performance figures include all of its expenses; the index does not include costs of investment.

To obtain the fund's current yield, call 800-877-9700 or visit our website at www.nb.com. The current yield is the fund's net income over a 30-day period expressed as an annual rate of return.

4

INVESTOR EXPENSES

The fund does not charge you any fees for buying, selling, or exchanging shares. Your only fund cost is your share of annual operating expenses. The expense example can help you compare costs among funds. You may, however, have additional expenses in connection with your insurance contract or qualified plan.

The table that follows shows the estimated operating expenses paid each year by the fund. Actual expenses paid by the fund may vary from year to year. You may participate in the fund through a variable annuity contract or variable life insurance policy (variable contract) or through a qualified pension plan. If you participate through a variable contract, it is a contract between you and the issuing life insurance company. The fund is not a party to that variable contract, but is merely an investment option made available to you by your insurance company under the variable contract. The fees and expenses of the fund are not fixed or specified under the terms of your variable contract. The table does not include expenses and charges that are, or may be, imposed under your variable contract. If such expenses and charges were included, your costs would be higher. For information on these charges, please refer to the applicable variable contract prospectus, prospectus summary or disclosure statement. If you participate through a qualified pension plan, the table does not reflect direct expenses of the plan, and you should consult your plan administrator for more information.

Fee Table
Shareholder Fees			None
Annual operating expenses (% of average net assets)*These are deducted from fund assets, so you pay them indirectly.
	Management fees	0.65
Plus:	Distribution (12b-1) fees	None
	Other expenses	0.11
Equals:	Total annual operating expenses	0.76

The figures in the table are based on last year`s expenses.

Expense Example

The example assumes that you invested $10,000 for the periods shown, that you earned a hypothetical 5% total return each year, and that the fund's expenses were those in the fee table to the left. Your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
Expenses	$78	$243	$422	$942

MANAGEMENT

Theodore P. Giuliano, a Vice President of Neuberger Berman Management and a Managing Director of Neuberger Berman, LLC, is the manager of the Fixed Income Group of Neuberger Berman, which he helped establish in 1984. He has co-managed the fund's assets since 1996.

Catherine L. Waterworth is a Vice President of Neuberger Berman Management and Managing Director of Neuberger Berman, LLC. She has co-managed the fund's assets since December 1998. From 1995 to 1998, she was a managing director of high grade fixed income at a major investment firm.

Neuberger Berman Management is the fund`s investment manager, administrator, and distributor. It engages Neuberger Berman, LLC as sub-adviser to provide investment research and related services. Together, the firms and their affiliates manage over $56 billion in total assets (as of 12/31/2002) and continue an asset management history that began in 1939. For the 12 months ended 12/31/2002, the management/administration fees paid to Neuberger Berman Management were 0.65% of average net assets.

5

FINANCIAL HIGHLIGHTS(1)

Year Ended December 31,			1998	1999	2000	2001	2002
Per-share data ($)
Data apply to a single share throughout each year indicated. You can see what the fund earned (or lost), what it distributed to investors, and how its share price changed.
	Share price (NAV) at beginning of year	14.12	13.82	13.24	13.19	13.47
Plus:	Income from investment operations
	Net investment income	0.80	0.77	0.77	0.74(4)	0.53
	Net gains/losses - realized and unrealized	(0.21)	(0.58)	0.07	0.37(4)	0.16
	Subtotal: income from investment operations	0.59	0.19	0.84	1.11	0.69
Minus:	Distributions to shareholders
	Income dividends	0.89	0.77	0.89	0.83	0.66

	Subtotal: distributions to shareholders	0.89	0.77	0.89	0.83	0.66
Equals:	Share price (NAV) at end of year	13.82	13.24	13.19	13.47	13.50
Ratios (% of average net assets)
The ratios show the fund's expenses and net investment income (loss) - as they actually are as well as how they would have been if certain expense offset arrangements had not been in effect.
Net expenses - actual			0.76	0.76	0.76	0.73	0.76
Expenses(2)			0.76	0.76	0.76	0.73	0.76
Net investment income - actual			5.83	5.81	5.93	5.63(4)	4.01
Other data
Total return shows how an investment in the fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the fund bought and sold securities.

Total return (%)(3)			4.39	1.48	6.78	8.78	5.34
Net assets at end of year (in millions of dollars)			277.3	248.4	214.4	292.8	372.6
Portfolio turnover rate (%)			44	139	109	89	120
The figures above have been audited by Ernst & Young LLP, the fund's independent auditors. Their report, along with full financial statements, appears in the fund's most recent shareholder report (see back cover).(1) Reflects income and expenses, including the fund`s proportionate share of AMT Limited Maturity Bond Investment`s income and expenses through April 30, 2000 under the prior master/feeder fund structure.(2) Shows what this ratio would have been if there had been no expense offset arrangements. (3) Does not reflect charges and other expenses that apply to the separate account or the related insurance policies. Qualified plans that are direct shareholders of the fund are not affected by insurance related expenses.(4) With the adoption of the AICPA Audit and Accounting Guide for Investment Companies, effective for annual financial statements issued for fiscal years beginning after December 15, 2000, net investment income per share decreased by $0.02, net gains or losses on securities increased by $0.02 and the ratio of net investment income to average net assets decreased by 0.11%.

6

Neuberger Berman

Your Investment

BUYING AND SELLING FUND SHARES

The fund described in this prospectus is designed for use with certain variable insurance contracts and qualified plans. Because shares of the fund are held by the insurance company or qualified plans involved, you will need to follow the instructions provided by your insurance company or qualified plan for matters involving allocations to this fund.

Under certain circumstances, the fund reserves the right to:

suspend the offering of shares

reject any investment order

satisfy an order to sell fund shares with securities rather than cash, for certain very large orders suspend or postpone the redemption of shares on days when trading on the New York Stock Exchange is restricted, or as otherwise permitted by the SEC

Because the fund is offered to different insurance companies and for different types of variable contracts annuities, life insurance and qualified plans, groups with different interests will share the fund. Due to differences of tax treatment and other considerations among these shareholders, it is possible (although not likely) that the interests of the shareholders might sometimes be in conflict. For these reasons, the trustees of the fund watch for the existence of any material irreconcilable conflicts and will determine what action, if any, should be taken in the event of a conflict. If there is a conflict, it is possible that to resolve it, one or more insurance company separate accounts or qualified plans might be compelled to withdraw its investment in the fund. While this might resolve the conflict, it also might force the fund to sell securities at disadvantageous prices.

SHARE PRICES

When you buy and sell shares of the fund, the share price is the fund`s net asset value per share.

The fund is open for business every day the New York Stock Exchange is open. The Exchange is closed on all national holidays and Good Friday; fund shares will not be priced on those days. In general, every buy or sell request you place will go through at the next share price to be calculated after your request has been accepted; check with your insurance company or qualified plan administrator to find out by what time your transaction request must be received in order to be processed the same day. The fund normally calculates its share price as of the end of regular trading on the Exchange on business days, usually 4:00 p.m. Eastern Time. Depending on when your insurance company or qualified plan accepts transaction requests, it`s possible that the fund`s share price could change on days when you are unable to buy or sell shares. Because foreign markets may be open on days when U.S. markets are closed, the value of foreign securities owned by the fund could change on days when you can`t buy or sell fund shares. The fund`s share price, however, will not change until the next time it is calculated.

7

Share Price Calculations

The fund`s share price is the total value of its assets minus its liabilities, divided by the total number of shares. Because the value of the fund's securities changes every day, the share price usually changes as well.

The fund values equity securities by using market prices, and values debt securities using bid quotations from independent pricing services or principal market markers. The fund may value short-term securities with remaining maturities of less than 60 days at cost; these values, when combined with interest earned, approximate market value.

In rare cases, events that occur after markets have closed may render certain prices unreliable or reliable market quotes may not be available. When the fund believes a market price does not reflect a security`s true value, the fund may substitute for the market price a fair-value estimate derived through methods approved by its trustees. The fund may also use these methods to value certain types of illiquid securities.

FUND STRUCTURE

While Neuberger Berman Management and Neuberger Berman, LLC may serve as the adviser or sub-adviser of other mutual funds that have similar names, goals, and strategies as the fund, there may be certain differences between the fund and these other mutual funds in matters such as size, cash flow patterns and tax matters, among others. As a result, there could also be differences in performance.

DISTRIBUTIONS AND TAXES

The information below is only a summary of some of the important federal tax considerations generally affecting the fund and its shareholders; for a more detailed discussion, request a copy of the Statement of Additional Information. Also, you may want to consult your tax professional. Everyone`s tax situation is different, and your professional should be able to help you answer any questions you may have.

Distributions The fund pays out to shareholders of record any net income and net capital gains. Ordinarily, the fund makes distributions once a year in September. All dividends and other distributions received by shareholders of record are automatically reinvested in fund shares.

How distributions and transactions are taxed Dividends and other distributions made by the fund, as well as transactions in fund shares, are taxable, if at all, to the extent described in your qualified plan documentation or variable contract prospectus. Consult it for more information.

Other tax-related considerations In unusual circumstances, there may be a risk to you of special tax liabilities from an investment in the fund. Because the fund is offered through certain variable insurance contracts and qualified plans, it is subject to special diversification standards beyond those that normally apply to mutual funds. If the underlying assets of the fund fail to meet the special standards, you could be subject to adverse tax consequences for example, some of the income earned by the fund could generate a current tax liability.

The managers of the fund`s assets intend to comply with the special diversification requirements. It is possible that their attempts to comply may at times call for decisions that would somewhat reduce investment performance.

8

Insurance and Qualified Plan Expenses

The fees and policies outlined in this prospectus are set by the fund and by Neuberger Berman Management. The fee information here does not include the fees and expenses charged by your insurance company under your variable contract or your qualified plan; for those fees, you will need to see the prospectus for your variable contract or your qualified plan documentation.

Distribution and Services

The fund has a non-fee distribution plan that recognizes that Neuberger Berman Management may use its own resources, including profits they derive from administration fees paid by the fund, to pay expenses associated with the distribution of fund shares.

Neuberger Berman Management may also pay insurance companies and qualified plan administrators for services they provide to current and prospective variable contract owners and qualified plan participants, such as providing information about the fund and delivering fund documents, among other services.

Neuberger Berman Management does not receive any separate fees from shares of the fund for making these payments.

9

Neuberger Berman Advisers Management Trust

Limited Maturity Bond Portfolio

If you`d like further details on this fund you can request a free copy of the following documents:

Shareholder Reports Published twice a year, the shareholder reports offer information about the fund`s recent performance, including:

a discussion by the portfolio manager(s) about strategies and market conditions fund performance data and financial statements

portfolio holdings

Statement of Additional Information (SAI) The SAI contains more comprehensive information on this fund, including:

various types of securities and practices, and their risks

investment limitations and additional policies

information about the fund`s management and business structure

The SAI is hereby incorporated by reference into this prospectus, making it legally part of the prospectus.

Investment manager: Neuberger Berman Management Inc.
Sub-adviser: Neuberger Berman, LLC

Obtaining Information

You can obtain a shareholder report, SAI, and other information from your investment provider, or from:

Neuberger Berman Management Inc.

605 Third Avenue 2nd Floor

New York, NY 10158-0180

800-877-9700

212-476-8800

Web site: www.nb.com

Email: fundinquiries@nb.com

You can also request copies of this information from the SEC for the cost of a duplicating fee by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC`s Public Reference Section, Washington DC 20549-0102. They are also available from the EDGAR Database on the SEC`s website at www.sec.gov.

You may also view and copy the documents at the SEC`s Public Reference Room in Washington. Call 202-942-8090 for information about the operation of the Public Reference Room.

Neuberger Berman Management Inc.

605 Third Avenue 2nd Floor

New York, NY 10158-0180

Shareholder Services:

800.877.9700

Institutional Services:

800.366.6264

www.nb.com

A0061 05/03 SEC file number: 811-4255

Neuberger Berman
Advisers Management Trust

PROSPECTUS May 1, 2003

I CLASS SHARES

Mid-Cap Growth Portfolio
These securities, like the securities of all mutual funds, have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Neuberger Berman

Contents

ADVISERS MANAGEMENT TRUST

Mid-Cap Growth Portfolio (Class I)2

YOUR INVESTMENT

Buying and Selling Fund Shares7

Share Prices7

Fund Structure8

Distributions and Taxes8

THIS PORTFOLIO:

is offered to life insurance companies to serve as an investment vehicle under their variable annuity and variable life insurance contracts and is also offered to qualified pension and retirement plans is designed for investors with long-term goals in mind

offers you the opportunity to participate in financial markets through a professionally managed stock portfolio carries certain risks, including the risk that you could lose money if fund shares are worth less than what you paid. This prospectus discusses principal risks of investment in fund shares. These and other risks are discussed in detail in the Statement of Additional Information (see back cover). If you are buying a variable contract or qualified plan, you should also read the contract`s prospectus is a mutual fund, not a bank deposit, and is not guaranteed or insured by the FDIC or any other government agency

The "Neuberger Berman" name and logo are service marks of Neuberger Berman, LLC. "Neuberger Berman Management Inc." and the individual fund name in this prospectus are either service marks or registered service marks of Neuberger Berman Management Inc.(C) 2003 Neuberger Berman Management Inc. All rights reserved.

Neuberger Berman

Advisers Management Trust Mid-Cap Growth
Portfolio (Class I)

GOAL & STRATEGY

The fund seeks growth of capital.

To pursue this goal, the fund normally invests at least 80% of its net assets in common stocks of mid-capitalization companies. Mid-capitalization companies are generally defined as those companies with a total market capitalization between $2 billion and $12 billion. The fund seeks to reduce risk by diversifying among many companies, industries, and sectors.

The managers employ a disciplined investment strategy when selecting growth stocks. Using fundamental research and quantitative analysis, they look for fast-growing companies with above average sales and competitive returns on equity relative to their peers. In doing so, the managers analyze such factors as:

financial condition (such as debt to equity ratio)

market share and competitive leadership of the company`s products earnings growth relative to competitors

market valuation in comparison to a stock`s own historical norms and the stocks of other mid-cap companies

The managers follow a disciplined selling strategy and may sell a stock when it fails to perform as expected or when other opportunities appear more attractive.

The fund has the ability to change its goal without shareholder approval, although it does not currently intend to do so. The fund will not alter its policy of investing at least 80% of its assets in stocks of mid-capitalization companies without providing at least 60 days' prior notice to shareholders.

Mid-Cap Stocks

Mid-cap stocks have historically shown risk/return characteristics that are in between those of small- and large-cap stocks. Their prices can rise and fall substantially, although many have the potential to offer comparatively attractive long-term returns.

Mid-caps are less widely followed on Wall Street than large-caps, which can make it comparatively easier to find attractive stocks that are not overpriced.

Growth Investing

For growth investors, the aim is to invest in companies that are already successful but could be even more so. Often, these stocks are in emerging or rapidly growing industries. Accordingly, the fund at times may invest a greater portion of its assets in particular industries or sectors than other funds do.

While most growth stocks are known to investors, they may not yet have reached their full potential. The growth investor looks for indications of continued success.

2

MAIN RISKS

Most of the fund`s performance depends on what happens in the stock market. The market`s behavior is unpredictable, particularly in the short term. The value of your investment will rise and fall, sometimes sharply, and you could lose money.

By focusing on mid-cap stocks, the fund is subject to their risks, including the risk its holdings may:

fluctuate more widely in price than the market as a whole

underperform other types of stocks or be difficult to sell when the economy is not robust, during market downturns, or when mid-cap stocks are out of favor

Because the prices of most growth stocks are based on future expectations, these stocks tend to be more sensitive than value stocks to bad economic news and negative earnings surprises. Bad economic news or changing investor perceptions can negatively affect growth stocks across several industries and sectors simultaneously. While the prices of any type of stock can rise and fall rapidly, growth stocks in particular may underperform during periods when the market favors value stocks.

The fund`s performance may also suffer if certain stocks or certain economic sectors emphasized do not perform as expected. To the extent that the fund sells stocks before they reach their market peak, it may miss out on opportunities for higher performance.

Through active trading, the fund may have a high portfolio turnover rate, which can mean lower performance due to increased brokerage costs.

Other Risks

The fund may use certain practices and securities involving additional risks. Borrowing, securities lending, and using derivatives could create leverage, meaning that certain gains or losses could be amplified, increasing share price movements. In using certain derivatives to gain stock market exposure for excess cash holdings, the fund increases its risk of loss.

Although they may add diversification, foreign securities can be riskier, because foreign markets tend to be more volatile and currency exchange rates fluctuate. There may be less information available about foreign issuers than about domestic issuers.

When the fund anticipates adverse market, economic, political or other conditions, it may temporarily depart from its goal and invest substantially in high-quality short-term investments. This could help the fund avoid losses but may mean lost opportunities.

3

PERFORMANCE

The charts below provide an indication of the risks of investing in the fund. The bar chart shows how the fund`s performance has varied from year to year. The table next to the chart shows what the return would equal if you averaged out actual performance over various lengths of time and compares the return with one or more measures of market performance. This information is based on past performance; it`s not a prediction of future results. The performance information does not reflect insurance product or qualified plan expenses. If they were reflected, returns would be less than those shown.

Year-by-Year % Returns as of 12/31 each year

Best quarter: Q4 '99, 48.62%Worst quarter: Q3 '01, -27.68%

Average Annual Total % Returns as of 12/31/2002
	1 Year	5 Years	Since Inception 11/3/1997
Mid-Cap Growth Portfolio - Class I	-29.34	1.10	4.22
Russell Midcap Growth Index	-27.41	-1.82	-1.32
S&P MidCap 400/BARRA Growth Index	-19.17	7.11	7.28

Index Descriptions:The Russell Midcap Growth Index is an unmanaged index of U.S. mid-cap growth stocks.The S&P MidCap 400/BARRA Growth Index is an unmanaged index of U.S. mid-cap growth stocks.

Performance Measures

The information on this page provides different measures of the fund`s total return. Total return includes the effect of distributions as well as changes in share price. The figures assume that all distributions were reinvested in the fund and include all fund expenses.

As a frame of reference, the table includes broad-based indexes of the U.S. mid-cap equity market and of the portion of that market the fund focuses on. The fund`s performance figures include all of its expenses; the indexes do not include costs of investment.

4

INVESTOR EXPENSES

The fund does not charge you any fees for buying, selling, or exchanging shares. Your only fund cost is your share of annual operating expenses. The expense example can help you compare costs among funds. You may, however, have additional expenses in connection with your insurance contract or qualified plan.

The table that follows shows the estimated operating expenses paid each year by the fund. Actual expenses paid by the fund may vary from year to year. You may participate in the fund through a variable annuity contract or variable life insurance policy (variable contract) or through a qualified pension plan. If you participate through a variable contract, it is a contract between you and the issuing life insurance company. The fund is not a party to that variable contract, but is merely an investment option made available to you by your insurance company under the variable contract. The fees and expenses of the fund are not fixed or specified under the terms of your variable contract. The table does not include expenses and charges that are, or may be, imposed under your variable contract. If such expenses and charges were included, your costs would be higher. For information on these charges, please refer to the applicable variable contract prospectus, prospectus summary or disclosure statement. If you participate through a qualified pension plan, the table does not reflect direct expenses of the plan, and you should consult your plan administrator for more information.

Fee Table
Shareholder Fees			None
Annual operating expenses (% of average net assets)*These are deducted from fund assets, so you pay them indirectly.
	Management fees	0.84
Plus:	Distribution (12b-1) fees	None
	Other expenses	0.11
Equals:	Total annual operating expenses	0.95

The figures in the table are based on last year`s expenses.

Expense Example

The example assumes that you invested $10,000 for the periods shown, that you earned a hypothetical 5% total return each year, and that the fund's expenses were those in the fee table to the left. Your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
Expenses	$97	$303	$525	$1,166

MANAGEMENT

Jon D. Brorson is a Vice President of Neuberger Berman Management and a Managing Director of Neuberger Berman, LLC. He has co-managed an equity mutual fund and managed other equity portfolios since 1990 at two other investment managers, where he also had responsibility for investment research, sales and trading.

Kenneth J. Turek is a Vice President of Neuberger Berman Management and a Managing Director of Neuberger Berman, LLC. He has managed or co-managed two equity mutual funds and other equity portfolios for several other investment managers since 1985.

Neuberger Berman Management is the fund`s investment manager, administrator, and distributor. It engages Neuberger Berman, LLC as sub-adviser to provide investment research and related services. Together, the firms and their affiliates manage over $56 billion in total assets (as of 12/31/2002) and continue an asset management history that began in 1939. For the 12 months ended 12/31/2002, the management/administration fees paid to Neuberger Berman Management were 0.84% of average net assets.

5

FINANCIAL HIGHLIGHTS(1)

Year Ended December 31,			1998	1999	2000	2001	2002
Per-share data ($)
Data apply to a single share throughout each year indicated. You can see what the fund earned (or lost), what it distributed to investors, and how its share price changed.
	Share price (NAV) at beginning of year	11.72	16.22	24.30	22.48	16.94
Plus:	Income from investment operations
	Net investment loss	(0.03)	(0.07)	(0.09)	(0.07)	(0.08)
	Net gains/losses - realized and unrealized	4.61	8.55	(1.72)	(5.47)	(4.89)
	Subtotal: income from investment operations	4.58	8.48	(1.81)	(5.54)	(4.97)
Minus:	Distributions to shareholders
	Income dividends	0.01	-	-	-	-
	Capital gain distributions	0.07	0.40	0.01	-	-
	Subtotal: distributions to shareholders	0.08	0.40	0.01	-	-
Equals:	Share price (NAV) at end of year	16.22	24.30	22.48	16.94	11.97
Ratios (% of average net assets)
The ratios show the fund's expenses and net investment loss, as they actually are as well as how they would have been if certain expense reimbursement/repayment and offset arrangements had not been in effect.

Net expenses - actual			1.00	1.00	0.98	0.91	0.95
Gross expenses(2)			1.43	1.08	0.95	-	-
Expenses(3)			1.00	1.00	0.98	0.91	0.95
Net investment loss - actual			(0.20)	(0.40)	(0.34)	(0.38)	(0.57)
Other data
Total return shows how an investment in the fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the fund bought and sold securities.

Total return(4) (%)			39.28	53.89	(7.46)	(24.64)	(29.34)
Net assets at end of year (in millions of dollars)			31.0	159.9	624.1	530.7	362.2
Portfolio turnover rate (%)			106	100	109	99	124
The above figures have been audited by Ernst & Young LLP, the fund's independent auditors. Their report, along with full financial statements, appears in the fund's most recent shareholder report (see back cover).(1) Reflects income and expenses, including the fund`s proportionate share of AMT Mid-Cap Growth Investment`s income and expenses through April 30, 2000 under the prior master/feeder structure.(2) Shows what this ratio would have been if there had been no expense reimbursement/repayment. (3) Shows what this ratio would have been if there had been no expense offset arrangements.(4) Does not reflect charges and other expenses that apply to the separate account or the related insurance policies. Qualified plans that are direct shareholders of the fund are not affected by insurance related expenses.

6

Neuberger Berman

Your Investment

BUYING AND SELLING FUND SHARES

The fund described in this prospectus is designed for use with certain variable insurance contracts and qualified plans. Because shares of the fund are held by the insurance company or qualified plans involved, you will need to follow the instructions provided by your insurance company or qualified plan for matters involving allocations to this fund.

Under certain circumstances, the fund reserves the right to:

suspend the offering of shares

reject any investment order

satisfy an order to sell fund shares with securities rather than cash, for certain very large orders suspend or postpone the redemption of shares on days when trading on the New York Stock Exchange is restricted, or as otherwise permitted by the SEC

Because the fund is offered to different insurance companies and for different types of variable contracts annuities, life insurance and qualified plans, groups with different interests will share the fund. Due to differences of tax treatment and other considerations among these shareholders, it is possible (although not likely) that the interests of the shareholders might sometimes be in conflict. For these reasons, the trustees of the fund watch for the existence of any material irreconcilable conflicts and will determine what action, if any, should be taken in the event of a conflict. If there is a conflict, it is possible that to resolve it, one or more insurance company separate accounts or qualified plans might be compelled to withdraw its investment in the fund. While this might resolve the conflict, it also might force the fund to sell securities at disadvantageous prices.

SHARE PRICES

When you buy and sell shares of the fund, the share price is the fund`s net asset value per share.

The fund is open for business every day the New York Stock Exchange is open. The Exchange is closed on all national holidays and Good Friday; fund shares will not be priced on those days. In general, every buy or sell request you place will go through at the next share price to be calculated after your request has been accepted; check with your insurance company or qualified plan administrator to find out by what time your transaction request must be received in order to be processed the same day. The fund normally calculates its share price as of the end of regular trading on the Exchange on business days, usually 4:00 p.m. Eastern Time. Depending on when your insurance company or qualified plan accepts transaction requests, it`s possible that the fund`s share price could change on days when you are unable to buy or sell shares. Because foreign markets may be open on days when U.S. markets are closed, the value of foreign securities owned by the fund could change on days when you can`t buy or sell fund shares. The fund`s share price, however, will not change until the next time it is calculated.

7

Share Price Calculations

The fund`s share price is the total value of its assets minus its liabilities, divided by the total number of shares. Because the value of the fund's securities changes every day, the share price usually changes as well.

The fund values equity securities by using market prices, and values debt securities using bid quotations from independent pricing services or principal market markers. The fund may value short-term securities with remaining maturities of less than 60 days at cost; these values, when combined with interest earned, approximate market value.

In rare cases, events that occur after markets have closed may render certain prices unreliable or reliable market quotes may not be available. When the fund believes a market price does not reflect a security`s true value, the fund may substitute for the market price a fair-value estimate derived through methods approved by its trustees. The fund may also use these methods to value certain types of illiquid securities.

FUND STRUCTURE

While Neuberger Berman Management and Neuberger Berman, LLC may serve as the adviser or sub-adviser of other mutual funds that have similar names, goals, and strategies as the fund, there may be certain differences between the fund and these other mutual funds in matters such as size, cash flow patterns and tax matters, among others. As a result, there could also be differences in performance.

The fund uses a "multiple class" structure. The fund offers Class I and Class S Shares that have identical investment programs but different arrangements for distribution and shareholder servicing and, consequently, different expenses. This prospectus relates only to Class I shares of the fund.

DISTRIBUTIONS AND TAXES

The information below is only a summary of some of the important federal tax considerations generally affecting the fund and its shareholders; for a more detailed discussion, request a copy of the Statement of Additional Information. Also, you may want to consult your tax professional. Everyone`s tax situation is different, and your professional should be able to help you answer any questions you may have.

Distributions The fund pays out to shareholders of record any net income and net capital gains. Ordinarily, the fund makes distributions once a year in September. All dividends and other distributions received by shareholders of record are automatically reinvested in fund shares.

How distributions and transactions are taxed Dividends and other distributions made by the fund, as well as transactions in fund shares, are taxable, if at all, to the extent described in your qualified plan documentation or variable contract prospectus. Consult it for more information.

8

Other tax-related considerations In unusual circumstances, there may be a risk to you of special tax liabilities from an investment in the fund. Because the fund is offered through certain variable insurance contracts and qualified plans, it is subject to special diversification standards beyond those that normally apply to mutual funds. If the underlying assets of the fund fail to meet the special standards, you could be subject to adverse tax consequences for example, some of the income earned by the fund could generate a current tax liability.

The managers of the fund`s assets intend to comply with the special diversification requirements. It is possible that their attempts to comply may at times call for decisions that would somewhat reduce investment performance.

Insurance and Qualified Plan Expenses

The fees and policies outlined in this prospectus are set by the fund and by Neuberger Berman Management. The fee information here does not include the fees and expenses charged by your insurance company under your variable contract or your qualified plan; for those fees, you will need to see the prospectus for your variable contract or your qualified plan documentation.

Distribution and Services

The fund has a non-fee distribution plan that recognizes that Neuberger Berman Management may use its own resources, including profits they derive from administration fees paid by the fund, to pay expenses associated with the distribution of fund shares.

Neuberger Berman Management may also pay insurance companies and qualified plan administrators for services they provide to current and prospective variable contract owners and qualified plan participants, such as providing information about the fund and delivering fund documents, among other services.

Neuberger Berman Management does not receive any separate fees from shares of the fund for making these payments.

9

Neuberger Berman Advisers Management Trust

Mid-Cap Growth Portfolio (Class I)

If you`d like further details on this fund you can request a free copy of the following documents:

Shareholder Reports Published twice a year, the shareholder reports offer information about the fund`s recent performance, including:

a discussion by the portfolio manager(s) about strategies and market conditions fund performance data and financial statements

portfolio holdings

Statement of Additional Information (SAI) The SAI contains more comprehensive information on this fund, including:

various types of securities and practices, and their risks

investment limitations and additional policies

information about the fund`s management and business structure

The SAI is hereby incorporated by reference into this prospectus, making it legally part of the prospectus.

Investment manager: Neuberger Berman Management Inc.
Sub-adviser: Neuberger Berman, LLC

Obtaining Information

You can obtain a shareholder report, SAI, and other information from your investment provider, or from:

Neuberger Berman Management Inc.

605 Third Avenue 2nd Floor

New York, NY 10158-0180

800-877-9700

212-476-8800

Web site: www.nb.com

Email: fundinquiries@nb.com

You can also request copies of this information from the SEC for the cost of a duplicating fee by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC`s Public Reference Section, Washington DC 20549-0102. They are also available from the EDGAR Database on the SEC`s website at www.sec.gov.

You may also view and copy the documents at the SEC`s Public Reference Room in Washington. Call 202-942-8090 for information about the operation of the Public Reference Room.

Neuberger Berman Management Inc.

605 Third Avenue 2nd Floor

New York, NY 10158-0180

Shareholder Services:

800.877.9700

Institutional Services:

800.366.6264

www.nb.com

A0067 05/03 SEC file number: 811-4255

Neuberger Berman
Advisers Management Trust

PROSPECTUS May 1, 2003

S CLASS SHARES

Mid-Cap Growth Portfolio

These securities, like the securities of all mutual funds, have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Neuberger Berman

Contents

ADVISERS MANAGEMENT TRUST

Mid-Cap Growth Portfolio (Class S)2

YOUR INVESTMENT

Buying and Selling Fund Shares7

Share Prices7

Fund Structure8

Distributions and Taxes8

THIS PORTFOLIO:

is offered to life insurance companies to serve as an investment vehicle under their variable annuity and variable life insurance contracts and is also offered to qualified pension and retirement plans is designed for investors with long-term goals in mind

offers you the opportunity to participate in financial markets through a professionally managed stock portfolio carries certain risks, including the risk that you could lose money if fund shares are worth less than what you paid. This prospectus discusses principal risks of investment in fund shares. These and other risks are discussed in detail in the Statement of Additional Information (see back cover). If you are buying a variable contract or qualified plan, you should also read the contract`s prospectus is a mutual fund, not a bank deposit, and is not guaranteed or insured by the FDIC or any other government agency

The "Neuberger Berman" name and logo are service marks of Neuberger Berman, LLC. "Neuberger Berman Management Inc." and the individual fund name in this prospectus are either service marks or registered service marks of Neuberger Berman Management Inc.(C) 2003 Neuberger Berman Management Inc. All rights reserved.

Neuberger Berman

Advisers Management Trust Mid-Cap Growth
Portfolio (Class S)

GOAL & STRATEGY

The fund seeks growth of capital.

To pursue this goal, the fund normally invests at least 80% of its net assets in common stocks of mid-capitalization companies. Mid-capitalization companies are generally defined as those companies with a total market capitalization between $2 billion and $12 billion. The fund seeks to reduce risk by diversifying among many companies, industries, and sectors.

The managers employ a disciplined investment strategy when selecting growth stocks. Using fundamental research and quantitative analysis, they look for fast-growing companies with above average sales and competitive returns on equity relative to their peers. In doing so, the managers analyze such factors as:

financial condition (such as debt to equity ratio)

market share and competitive leadership of the company`s products earnings growth relative to competitors

market valuation in comparison to a stock`s own historical norms and the stocks of other mid-cap companies

The managers follow a disciplined selling strategy and may sell a stock when it fails to perform as expected or when other opportunities appear more attractive.

The fund has the ability to change its goal without shareholder approval, although it does not currently intend to do so. The fund will not alter its policy of investing at least 80% of its assets in stocks of mid-capitalization companies without providing at least 60 days' prior notice to shareholders.

Mid-Cap Stocks

Mid-cap stocks have historically shown risk/return characteristics that are in between those of small- and large-cap stocks. Their prices can rise and fall substantially, although many have the potential to offer comparatively attractive long-term returns.

Mid-caps are less widely followed on Wall Street than large-caps, which can make it comparatively easier to find attractive stocks that are not overpriced.

Growth Investing

For growth investors, the aim is to invest in companies that are already successful but could be even more so. Often, these stocks are in emerging or rapidly growing industries. Accordingly, the fund at times may invest a greater portion of its assets in particular industries or sectors than other funds do.

While most growth stocks are known to investors, they may not yet have reached their full potential. The growth investor looks for indications of continued success.

2

MAIN RISKS

Most of the fund`s performance depends on what happens in the stock market. The market`s behavior is unpredictable, particularly in the short term. The value of your investment will rise and fall, sometimes sharply, and you could lose money.

By focusing on mid-cap stocks, the fund is subject to their risks, including the risk its holdings may:

fluctuate more widely in price than the market as a whole

underperform other types of stocks or be difficult to sell when the economy is not robust, during market downturns, or when mid-cap stocks are out of favor

Because the prices of most growth stocks are based on future expectations, these stocks tend to be more sensitive than value stocks to bad economic news and negative earnings surprises. Bad economic news or changing investor perceptions can negatively affect growth stocks across several industries and sectors simultaneously. While the prices of any type of stock can rise and fall rapidly, growth stocks in particular may underperform during periods when the market favors value stocks.

The fund`s performance may also suffer if certain stocks or certain economic sectors emphasized do not perform as expected. To the extent that the fund sells stocks before they reach their market peak, it may miss out on opportunities for higher performance.

Through active trading, the fund may have a high portfolio turnover rate, which can mean lower performance due to increased brokerage costs.

Other Risks

The fund may use certain practices and securities involving additional risks. Borrowing, securities lending, and using derivatives could create leverage, meaning that certain gains or losses could be amplified, increasing share price movements. In using certain derivatives to gain stock market exposure for excess cash holdings, the fund increases its risk of loss.

Although they may add diversification, foreign securities can be riskier, because foreign markets tend to be more volatile and currency exchange rates fluctuate. There may be less information available about foreign issuers than about domestic issuers.

When the fund anticipates adverse market, economic, political or other conditions, it may temporarily depart from its goal and invest substantially in high-quality short-term investments. This could help the fund avoid losses but may mean lost opportunities.

3

PERFORMANCE

Because Class S shares of the fund had not commenced operations as of December 31, 2002, the charts below provide an indication of the risks of investing in the Class I shares of the fund. Class S shares would have substantially similar performance as Class I shares because the classes will be invested in the same portfolio of securities. Annual returns would differ only to the extent that Class I shares and Class S shares have different expenses. Class S shares are sold with a distribution (12b-1) and service fee. The bar chart shows how the Class I shares` performance has varied from one year to another. The table next to the chart shows what the return would equal if you averaged out actual performance over various lengths of time and compares the return with one or more measures of market performance. This information is based on past performance; it`s not a prediction of future results. The performance information does not reflect insurance product or qualified plan expenses or distribution (12b-1) and service fees. If they were reflected, returns would be less than those shown.

Year-by-Year % Returns as of 12/31 each year

Best quarter: Q4 '99, 48.62%Worst quarter: Q3 '01, -27.68%

Average Annual Total % Returns as of 12/31/2002
	1 Year	5 Years	Since Inception 11/3/1997
Mid-Cap Growth Portfolio - Class I	-29.34	1.10	4.22
Russell Midcap Growth Index	-27.41	-1.82	-1.32
S&P MidCap 400/BARRA Growth Index	-19.17	7.11	7.28

Index Descriptions:The Russell Midcap Growth Index is an unmanaged index of U.S. mid-cap growth stocks.The S&P MidCap 400/BARRA Growth Index is an unmanaged index of U.S. mid-cap growth stocks.

Performance Measures

The information on this page provides different measures of the fund`s total return. Total return includes the effect of distributions as well as changes in share price. The figures assume that all distributions were reinvested in the fund and include all fund expenses.

As a frame of reference, the table includes broad-based indexes of the U.S. mid-cap equity market and of the portion of that market the fund focuses on. The fund`s performance figures include all of its expenses; the indexes do not include costs of investment.

4

INVESTOR EXPENSES

The fund does not charge you any fees for buying, selling, or exchanging shares. Your only fund cost is your share of annual operating expenses. The expense example can help you compare costs among funds. You may, however, have additional expenses in connection with your insurance contract or qualified plan.

The table that follows shows the estimated operating expenses paid each year by the fund. Actual expenses paid by the fund may vary from year to year. You may participate in the fund through a variable annuity contract or variable life insurance policy (variable contract) or through a qualified pension plan. If you participate through a variable contract, it is a contract between you and the issuing life insurance company. The fund is not a party to that variable contract, but is merely an investment option made available to you by your insurance company under the variable contract. The fees and expenses of the fund are not fixed or specified under the terms of your variable contract. The table does not include expenses and charges that are, or may be, imposed under your variable contract. If such expenses and charges were included, your costs would be higher. For information on these charges, please refer to the applicable variable contract prospectus, prospectus summary or disclosure statement. If you participate through a qualified pension plan, the table does not reflect direct expenses of the plan, and you should consult your plan administrator for more information.

Fee Table
Shareholder Fees			None
Annual operating expenses (% of average net assets)*These are deducted from fund assets, so you pay them indirectly.
	Management fees	0.84
Plus:	Distribution (12b-1) fees	0.25
	Other expenses	0.14
Equals:	Total annual operating expenses	1.23
Class S Shares of the fund had not commenced operations as of December 31, 2002, therefore "other expenses" are based on Class I expenses and $25 million net asset estimate.

Expense Example

The example assumes that you invested $10,000 for the periods shown, that you earned a hypothetical 5% total return each year, and that the fund's expenses were those in the fee table to the left. Your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
Expenses	$125	$390	$676	$1,489

MANAGEMENT

Jon D. Brorson is a Vice President of Neuberger Berman Management and a Managing Director of Neuberger Berman, LLC. He has co-managed an equity mutual fund and managed other equity portfolios since 1990 at two other investment managers, where he also had responsibility for investment research, sales and trading.

Kenneth J. Turek is a Vice President of Neuberger Berman Management and a Managing Director of Neuberger Berman, LLC. He has managed or co-managed two equity mutual funds and other equity portfolios for several other investment managers since 1985.

Neuberger Berman Management is the fund`s investment manager, administrator, and distributor. It engages Neuberger Berman, LLC as sub-adviser to provide investment research and related services. Together, the firms and their affiliates manage over $56 billion in total assets (as of 12/31/2002) and continue an asset management history that began in 1939.

5

FINANCIAL HIGHLIGHTS

When this prospectus was prepared, the fund was new and had no financial highlights to report.

6

Neuberger Berman

Your Investment

BUYING AND SELLING FUND SHARES

The fund described in this prospectus is designed for use with certain variable insurance contracts and qualified plans. Because shares of the fund are held by the insurance company or qualified plans involved, you will need to follow the instructions provided by your insurance company or qualified plan for matters involving allocations to this fund.

Under certain circumstances, the fund reserves the right to:

suspend the offering of shares

reject any investment order

satisfy an order to sell fund shares with securities rather than cash, for certain very large orders suspend or postpone the redemption of shares on days when trading on the New York Stock Exchange is restricted, or as otherwise permitted by the SEC

Because the fund is offered to different insurance companies and for different types of variable contracts annuities, life insurance and qualified plans, groups with different interests will share the fund. Due to differences of tax treatment and other considerations among these shareholders, it is possible (although not likely) that the interests of the shareholders might sometimes be in conflict. For these reasons, the trustees of the fund watch for the existence of any material irreconcilable conflicts and will determine what action, if any, should be taken in the event of a conflict. If there is a conflict, it is possible that to resolve it, one or more insurance company separate accounts or qualified plans might be compelled to withdraw its investment in the fund. While this might resolve the conflict, it also might force the fund to sell securities at disadvantageous prices.

SHARE PRICES

When you buy and sell shares of the fund, the share price is the fund`s net asset value per share.

The fund is open for business every day the New York Stock Exchange is open. The Exchange is closed on all national holidays and Good Friday; fund shares will not be priced on those days. In general, every buy or sell request you place will go through at the next share price to be calculated after your request has been accepted; check with your insurance company or qualified plan administrator to find out by what time your transaction request must be received in order to be processed the same day. The fund normally calculates its share price as of the end of regular trading on the Exchange on business days, usually 4:00 p.m. Eastern Time. Depending on when your insurance company or qualified plan accepts transaction requests, it`s possible that the fund`s share price could change on days when you are unable to buy or sell shares. Because foreign markets may be open on days when U.S. markets are closed, the value of foreign securities owned by the fund could change on days when you can`t buy or sell fund shares. The fund`s share price, however, will not change until the next time it is calculated.

Share Price Calculations

The fund`s share price is the total value of its assets minus its liabilities, divided by the total number of shares. Because the value of the fund's securities changes every day, the share price usually changes as well.

The fund values equity securities by using market prices, and values debt securities using bid quotations from independent pricing services or principal market markers. The fund may value short-term securities with

7

remaining maturities of less than 60 days at cost; these values, when combined with interest earned, approximate market value.

In rare cases, events that occur after markets have closed may render certain prices unreliable or reliable market quotes may not be available. When the fund believes a market price does not reflect a security`s true value, the fund may substitute for the market price a fair-value estimate derived through methods approved by its trustees. The fund may also use these methods to value certain types of illiquid securities.

FUND STRUCTURE

While Neuberger Berman Management and Neuberger Berman, LLC may serve as the adviser or sub-adviser of other mutual funds that have similar names, goals, and strategies as the fund, there may be certain differences between the fund and these other mutual funds in matters such as size, cash flow patterns and tax matters, among others. As a result, there could also be differences in performance.

The fund uses a "multiple class" structure. The fund offers Class I and Class S Shares that have identical investment programs but different arrangements for distribution and shareholder servicing and, consequently, different expenses. This prospectus relates only to Class S shares of the fund.

DISTRIBUTIONS AND TAXES

The information below is only a summary of some of the important federal tax considerations generally affecting the fund and its shareholders; for a more detailed discussion, request a copy of the Statement of Additional Information. Also, you may want to consult your tax professional. Everyone`s tax situation is different, and your professional should be able to help you answer any questions you may have.

Distributions The fund pays out to shareholders of record any net income and net capital gains. Ordinarily, the fund makes distributions once a year in September. All dividends and other distributions received by shareholders of record are automatically reinvested in fund shares.

How distributions and transactions are taxed Dividends and other distributions made by the fund, as well as transactions in fund shares, are taxable, if at all, to the extent described in your qualified plan documentation or variable contract prospectus. Consult it for more information.

Other tax-related considerations In unusual circumstances, there may be a risk to you of special tax liabilities from an investment in the fund. Because the fund is offered through certain variable insurance contracts and qualified plans, it is subject to special diversification standards beyond those that normally apply to mutual funds. If the underlying assets of the fund fail to meet the special standards, you could be subject to adverse tax consequences for example, some of the income earned by the fund could generate a current tax liability.

The managers of the fund`s assets intend to comply with the special diversification requirements. It is possible that their attempts to comply may at times call for decisions that would somewhat reduce investment performance.

Insurance and Qualified Plan Expenses

The fees and policies outlined in this prospectus are set by the fund and by Neuberger Berman Management. The fee information here does not include the fees and expenses charged by your insurance company under

8

your variable contract or your qualified plan; for those fees, you will need to see the prospectus for your variable contract or your qualified plan documentation.

Distribution and Services

Class S shares of the fund have a distribution plan that provides for payment of 0.25% per year of the fund's assets. This fee compensates Neuberger Berman Management for its distribution and shareholder services. Because these fees are paid out of the fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Neuberger Berman Management may also pay insurance companies and qualified plan administrators for services they provide to current and prospective variable contract owners and qualified plan participants, such as providing information about the fund and delivering fund documents, among other services.

9

Neuberger Berman Advisers Management Trust

Mid-Cap Growth Portfolio (Class S)

If you`d like further details on this fund you can request a free copy of the following documents:

Shareholder Reports Published twice a year, the shareholder reports offer information about the fund`s recent performance, including:

a discussion by the portfolio manager(s) about strategies and market conditions fund performance data and financial statements

portfolio holdings

Statement of Additional Information (SAI) The SAI contains more comprehensive information on this fund, including:

various types of securities and practices, and their risks

investment limitations and additional policies

information about the fund`s management and business structure

The SAI is hereby incorporated by reference into this prospectus, making it legally part of the prospectus.

Investment manager: Neuberger Berman Management Inc.
Sub-adviser: Neuberger Berman, LLC

Obtaining Information

You can obtain a shareholder report, SAI, and other information from your investment provider, or from:

Neuberger Berman Management Inc.

605 Third Avenue 2nd Floor

New York, NY 10158-0180

800-877-9700

212-476-8800

Web site: www.nb.com

Email: fundinquiries@nb.com

You can also request copies of this information from the SEC for the cost of a duplicating fee by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC`s Public Reference Section, Washington DC 20549-0102. They are also available from the EDGAR Database on the SEC`s website at www.sec.gov.

You may also view and copy the documents at the SEC`s Public Reference Room in Washington. Call 202-942-8090 for information about the operation of the Public Reference Room.

Neuberger Berman Management Inc.

605 Third Avenue 2nd Floor

New York, NY 10158-0180

Shareholder Services:

800.877.9700

Institutional Services:

800.366.6264

www.nb.com

C0423 05/03 SEC file number: 811-4255

Neuberger Berman
Advisers Management Trust

PROSPECTUS May 1, 2003

I CLASS SHARES

Partners Portfolio

These securities, like the securities of all mutual funds, have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Neuberger Berman

Contents

ADVISERS MANAGEMENT TRUST

Partners Portfolio2

YOUR INVESTMENT

Buying and Selling Fund Shares7

Share Prices7

Fund Structure8

Distributions and Taxes8

THIS PORTFOLIO:

is offered to life insurance companies to serve as an investment vehicle under their variable annuity and variable life insurance contracts and is also offered to qualified pension and retirement plans is designed for investors with long-term goals in mind

offers you the opportunity to participate in financial markets through a professionally managed stock portfolio carries certain risks, including the risk that you could lose money if fund shares are worth less than what you paid. This prospectus discusses principal risks of investment in fund shares. These and other risks are discussed in detail in the Statement of Additional Information (see back cover). If you are buying a variable contract or qualified plan, you should also read the contract`s prospectus is a mutual fund, not a bank deposit, and is not guaranteed or insured by the FDIC or any other government agency

The "Neuberger Berman" name and logo are service marks of Neuberger Berman, LLC. "Neuberger Berman Management Inc." and the individual fund name in this prospectus are either service marks or registered service marks of Neuberger Berman Management Inc.(C) 2003 Neuberger Berman Management Inc. All rights reserved.

Neuberger Berman

Advisers Management Trust Partners Portfolio

GOAL & STRATEGY

The fund seeks growth of capital.

To pursue this goal, the fund invests mainly in common stocks of mid-to large-capitalization companies. The fund seeks to reduce risk by diversifying among many companies and industries.

The manager looks for well-managed companies with strong balance sheets whose stock prices are undervalued. Factors in identifying these firms may include:

strong fundamentals, such as a company`s financial, operational, and competitive positions relatively high operating profit margins and returns

a sound internal earnings record

The manager may also look for other characteristics in a company, such as a strong market position relative to competitors, a high level of stock ownership among management, and a recent sharp decline in stock price that appears to be the result of a short-term market overreaction to negative news.

The manager follows a disciplined selling strategy and may sell a stock when it reaches a target price, fails to perform as expected, or when other opportunities appear more attractive.

The fund has the ability to change its goal without shareholder approval, although it does not currently intend to do so.

Mid- and Large-Cap Stocks

Mid-cap stocks have historically performed more like small-caps than like large-caps. Their prices can rise and fall substantially, although many have the potential to offer attractive long-term returns.

Large-cap companies are usually well established. Compared to mid-cap companies, they may be less responsive to change, but their returns have sometimes led those of mid-cap companies, often with lower volatility.

Value Investing

At any given time, there are companies whose stock prices are below the market average, based on earnings, book value, or other financial measures. The value investor examines these companies, searching for those that may rise in price when other investors realize their worth.

2

MAIN RISKS

Most of the fund`s performance depends on what happens in the stock market. The market`s behavior is unpredictable, particularly in the short term. The value of your investment will rise and fall, sometimes sharply, and you could lose money.

To the extent that the fund emphasizes mid- or large-cap stocks, it takes on the associated risks. Mid-cap stocks tend to be more volatile than large-cap stocks and are usually more sensitive to economic, political, regulatory and market factors. At any given time, one or both groups of stocks may be out of favor with investors.

The fund`s value investing approach may dictate an emphasis on certain sectors of the market at any given time.

To the extent the fund invests more heavily in one sector, it thereby presents a more concentrated risk. A sector may have above average performance during particular periods, but individual sectors also tend to move up and down more than the broader market. The several industries that comprise a sector may all react in the same way to economic, political and regulatory events. The fund`s performance may also suffer if a sector does not perform as expected.

With a value approach, there is also the risk that stocks may remain undervalued during a given period. This may happen because value stocks as a category lose favor with investors compared to growth stocks or because of a failure to anticipate which stocks or industries would benefit from changing market or economic conditions.

The fund`s performance may also suffer if certain stocks or certain economic sectors emphasized do not perform as expected. To the extent that the fund sells stocks before they reach their market peak, it may miss out on opportunities for higher performance.

Through active trading, the fund may have a high portfolio turnover rate, which can mean lower performance due to increased brokerage costs.

Other Risks

The fund may use certain practices and securities involving additional risks. Borrowing, securities lending, and using derivatives could create leverage, meaning that certain gains or losses could be amplified, increasing share price movements. In using certain derivatives to gain stock market exposure for excess cash holdings, the fund increases its risk of loss.

Although they may add diversification, foreign securities can be riskier, because foreign markets tend to be more volatile and currency exchange rates fluctuate. There may be less information available about foreign issuers than about domestic issuers.

When the fund anticipates adverse market, economic, political or other conditions, it may temporarily depart from its goal and invest substantially in high-quality short-term investments. This could help the fund avoid losses but may mean lost opportunities.

3

PERFORMANCE

The charts below provide an indication of the risks of investing in the fund. The bar chart shows how the fund`s performance has varied from year to year. The table next to the chart shows what the return would equal if you averaged out actual performance over various lengths of time and compares the return with one or more measures of market performance. This information is based on past performance; it`s not a prediction of future results. The performance information does not reflect insurance product or qualified plan expenses. If they were reflected, returns would be less than those shown.

Year-by-Year % Returns as of 12/31 each year

Best quarter: Q4 '01, 16.06%Worst quarter: Q3 '02, -21.18%

Average Annual Total % Returns as of 12/31/2002
	1 Year	5 Years	Since Inception 3/22/1994
Partners Portfolio	-24.14	-3.65	7.47
S&P 500 Index	-22.09	-0.58	9.38
Russell 1000 Value Index	-15.52	1.16	10.09

Index Descriptions:
The S&P 500 is an unmanaged index of U.S. stocks.The Russell 1000 Value Index is an unmanaged index of U.S. mid- and large-cap value stocks.

Performance Measures

The information on this page provides different measures of the fund`s total return. Total return includes the effect of distributions as well as changes in share price. The figures assume that all distributions were reinvested in the fund and include all fund expenses.

As a frame of reference, the table includes broad-based indexes of the entire U.S. equity market and of the portion of the market the fund focuses on. The fund`s performance figures include all of its expenses; the indexes do not include costs of investment.

4

INVESTOR EXPENSES

The fund does not charge you any fees for buying, selling, or exchanging shares. Your only fund cost is your share of annual operating expenses. The expense example can help you compare costs among funds. You may, however, have additional expenses in connection with your insurance contract or qualified plan.

The table that follows shows the estimated operating expenses paid each year by the fund. Actual expenses paid by the fund may vary from year to year. You may participate in the fund through a variable annuity contract or variable life insurance policy (variable contract) or through a qualified pension plan. If you participate through a variable contract, it is a contract between you and the issuing life insurance company. The fund is not a party to that variable contract, but is merely an investment option made available to you by your insurance company under the variable contract. The fees and expenses of the fund are not fixed or specified under the terms of your variable contract. The table does not include expenses and charges that are, or may be, imposed under your variable contract. If such expenses and charges were included, your costs would be higher. For information on these charges, please refer to the applicable variable contract prospectus, prospectus summary or disclosure statement. If you participate through a qualified pension plan, the table does not reflect direct expenses of the plan, and you should consult your plan administrator for more information.

Fee Table
Shareholder Fees			None
Annual operating expenses (% of average net assets)*These are deducted from fund assets, so you pay them indirectly.
	Management fees	0.83
Plus:	Distribution (12b-1) fees	None
	Other expenses	0.08
Equals:	Total annual operating expenses	0.91

The figures in the table are based on last year`s expenses.

Expense Example

The example assumes that you invested $10,000 for the periods shown, that you earned a hypothetical 5% total return each year, and that the fund's expenses were those in the fee table to the left. Your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
Expenses	$93	$290	$504	$1,120

MANAGEMENT

S. Basu Mullick is a Vice President of Neuberger Berman Management and a Managing Director of Neuberger Berman, LLC. Mullick has managed the fund since 1998, and was a portfolio manager at another firm from 1993 to 1998.

Neuberger Berman Management is the fund`s investment manager, administrator, and distributor. It engages Neuberger Berman, LLC as sub-adviser to provide investment research and related services. Together, the firms and their affiliates manage over $56 billion in total assets (as of 12/31/2002) and continue an asset management history that began in 1939. For the 12 months ended 12/31/2002, the management/administration fees paid to Neuberger Berman Management were 0.83% of average net assets.

5

FINANCIAL HIGHLIGHTS(1)

Year Ended December 31,			1998	1999	2000	2001	2002
Per-share data ($)
Data apply to a single share throughout each year indicated. You can see what the fund earned (or lost), what it distributed to investors, and how its share price changed.
	Share price (NAV) at beginning of year	20.60	18.93	19.64	16.17	15.10
Plus:	Income from investment operations
	Net investment income	0.20	0.11	0.07	0.06	0.01
	Net gains/losses - realized and unrealized	0.73	1.23	(0.20)	(0.50)	(3.64)
	Subtotal: income from investment operations	0.93	1.34	(0.13)	(0.44)	(3.63)
Minus:	Distributions to shareholders
	Income dividends	0.08	0.23	0.15	0.06	0.07
	Capital gain distributions	2.52	0.40	3.19	0.57	-
	Subtotal: distributions to shareholders	2.60	0.63	3.34	0.63	0.07
Equals:	Share price (NAV) at end of year	18.93	19.64	16.17	15.10	11.40
Ratios (% of average net assets)
The ratios show the fund's expenses and net investment income - as they actually are as well as how they would have been if certain expense offset arrangements had not been in effect.
Net expenses - actual			0.84	0.87	0.92	0.87	0.91
Expenses(2)			0.84	0.87	0.92	0.87	0.91
Net investment income (loss) - actual			1.04	0.57	0.42	0.43	0.05
Other data
Total return shows how an investment in the fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the fund bought and sold securities.

Total return(3) (%)			4.21	7.37	0.70	(2.83)	(24.14)
Net assets at end of year (in millions of dollars)			1,630.5	989.5	808.3	795.4	522.6
Portfolio turnover rate (%)			148	112	97	74	53
The above figures have been audited by Ernst & Young LLP, the fund's independent auditors. Their report, along with full financial statements, appears in the fund's most recent shareholder report (see back cover).(1) Reflects income and expenses, including the fund`s proportionate share of AMT Partners Investment`s income and expenses through April 30, 2000 under the prior master/feeder structure.(2) Shows what this ratio would have been if there had been no expense offset arrangements.(3) Does not reflect charges and other expenses that apply to the separate account or the related insurance policies. Qualified plans that are direct shareholders of the fund are not affected by insurance related expenses.

6

Neuberger Berman

Your Investment

BUYING AND SELLING FUND SHARES

The fund described in this prospectus is designed for use with certain variable insurance contracts and qualified plans. Because shares of the fund are held by the insurance company or qualified plans involved, you will need to follow the instructions provided by your insurance company or qualified plan for matters involving allocations to this fund.

Under certain circumstances, the fund reserves the right to:

suspend the offering of shares

reject any investment order

satisfy an order to sell fund shares with securities rather than cash, for certain very large orders suspend or postpone the redemption of shares on days when trading on the New York Stock Exchange is restricted, or as otherwise permitted by the SEC

Because the fund is offered to different insurance companies and for different types of variable contracts annuities, life insurance and qualified plans, groups with different interests will share the fund. Due to differences of tax treatment and other considerations among these shareholders, it is possible (although not likely) that the interests of the shareholders might sometimes be in conflict. For these reasons, the trustees of the fund watch for the existence of any material irreconcilable conflicts and will determine what action, if any, should be taken in the event of a conflict. If there is a conflict, it is possible that to resolve it, one or more insurance company separate accounts or qualified plans might be compelled to withdraw its investment in the fund. While this might resolve the conflict, it also might force the fund to sell securities at disadvantageous prices.

SHARE PRICES

When you buy and sell shares of the fund, the share price is the fund`s net asset value per share.

The fund is open for business every day the New York Stock Exchange is open. The Exchange is closed on all national holidays and Good Friday; fund shares will not be priced on those days. In general, every buy or sell request you place will go through at the next share price to be calculated after your request has been accepted; check with your insurance company or qualified plan administrator to find out by what time your transaction request must be received in order to be processed the same day. The fund normally calculates its share price as of the end of regular trading on the Exchange on business days, usually 4:00 p.m. Eastern Time. Depending on when your insurance company or qualified plan accepts transaction requests, it`s possible that the fund`s share price could change on days when you are unable to buy or sell shares. Because foreign markets may be open on days when U.S. markets are closed, the value of foreign securities owned by the fund could change on days when you can`t buy or sell fund shares. The fund`s share price, however, will not change until the next time it is calculated.

7

Share Price Calculations

The fund`s share price is the total value of its assets minus its liabilities, divided by the total number of shares. Because the value of the fund's securities changes every day, the share price usually changes as well.

The fund values equity securities by using market prices, and values debt securities using bid quotations from independent pricing services or principal market markers. The fund may value short-term securities with remaining maturities of less than 60 days at cost; these values, when combined with interest earned, approximate market value.

In rare cases, events that occur after markets have closed may render certain prices unreliable or reliable market quotes may not be available. When the fund believes a market price does not reflect a security`s true value, the fund may substitute for the market price a fair-value estimate derived through methods approved by its trustees. The fund may also use these methods to value certain types of illiquid securities.

FUND STRUCTURE

While Neuberger Berman Management and Neuberger Berman, LLC may serve as the adviser or sub-adviser of other mutual funds that have similar names, goals, and strategies as the fund, there may be certain differences between the fund and these other mutual funds in matters such as size, cash flow patterns and tax matters, among others. As a result, there could also be differences in performance.

DISTRIBUTIONS AND TAXES

The information below is only a summary of some of the important federal tax considerations generally affecting the fund and its shareholders; for a more detailed discussion, request a copy of the Statement of Additional Information. Also, you may want to consult your tax professional. Everyone`s tax situation is different, and your professional should be able to help you answer any questions you may have.

Distributions The fund pays out to shareholders of record any net income and net capital gains. Ordinarily, the fund makes distributions once a year in September. All dividends and other distributions received by shareholders of record are automatically reinvested in fund shares.

How distributions and transactions are taxed Dividends and other distributions made by the fund, as well as transactions in fund shares, are taxable, if at all, to the extent described in your qualified plan documentation or variable contract prospectus. Consult it for more information.

Other tax-related considerations In unusual circumstances, there may be a risk to you of special tax liabilities from an investment in the fund. Because the fund is offered through certain variable insurance contracts and qualified plans, it is subject to special diversification standards beyond those that normally apply to mutual funds. If the underlying assets of the fund fail to meet the special standards, you could be subject to adverse tax consequences for example, some of the income earned by the fund could generate a current tax liability.

The managers of the fund`s assets intend to comply with the special diversification requirements. It is possible that their attempts to comply may at times call for decisions that would somewhat reduce investment performance.

8

Insurance and Qualified Plan Expenses

The fees and policies outlined in this prospectus are set by the fund and by Neuberger Berman Management. The fee information here does not include the fees and expenses charged by your insurance company under your variable contract or your qualified plan; for those fees, you will need to see the prospectus for your variable contract or your qualified plan documentation.

Distribution and Services

The fund has a non-fee distribution plan that recognizes that Neuberger Berman Management may use its own resources, including profits they derive from administration fees paid by the fund, to pay expenses associated with the distribution of fund shares.

Neuberger Berman Management may also pay insurance companies and qualified plan administrators for services they provide to current and prospective variable contract owners and qualified plan participants, such as providing information about the fund and delivering fund documents, among other services.

Neuberger Berman Management does not receive any separate fees from shares of the fund for making these payments.

9

Neuberger Berman
Advisers Management Trust

PROSPECTUS May 1, 2003

Partners Portfolio

If you`d like further details on this fund you can request a free copy of the following documents:

Shareholder Reports Published twice a year, the shareholder reports offer information about the fund`s recent performance, including:

a discussion by the portfolio manager(s) about strategies and market conditions fund performance data and financial statements

portfolio holdings

Statement of Additional Information (SAI) The SAI contains more comprehensive information on this fund, including:

various types of securities and practices, and their risks

investment limitations and additional policies

information about the fund`s management and business structure

The SAI is hereby incorporated by reference into this prospectus, making it legally part of the prospectus.

Investment manager: Neuberger Berman Management Inc.
Sub-adviser: Neuberger Berman, LLC

Obtaining Information

You can obtain a shareholder report, SAI, and other information from your investment provider, or from:

Neuberger Berman Management Inc.

605 Third Avenue 2nd Floor

New York, NY 10158-0180

800-877-9700

212-476-8800

Web site: www.nb.com

Email: fundinquiries@nb.com

You can also request copies of this information from the SEC for the cost of a duplicating fee by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC`s Public Reference Section, Washington DC 20549-0102. They are also available from the EDGAR Database on the SEC`s website at www.sec.gov.

You may also view and copy the documents at the SEC`s Public Reference Room in Washington. Call 202-942-8090 for information about the operation of the Public Reference Room.

Neuberger Berman Management Inc.

605 Third Avenue 2nd Floor

New York, NY 10158-0180

Shareholder Services:

800.877.9700

Institutional Services:

800.366.6264

www.nb.com

A0064 05/03 SEC file number: 811-4255

Neuberger Berman
Advisers Management Trust

PROSPECTUS May 1, 2003

S CLASS SHARES

Real Estate Portfolio

Neuberger Berman

Contents

ADVISERS MANAGEMENT TRUST

Real Estate Portfolio (Class S)2

YOUR INVESTMENT

Buying and Selling Fund Shares8

Share Prices8

Fund Structure9

Distributions and Taxes9

THIS PORTFOLIO:

is offered to life insurance companies to serve as an investment vehicle under their variable annuity and variable life insurance contracts and is also offered to qualified pension and retirement plans is designed for investors with long-term goals in mind

offers you the opportunity to participate in financial markets through a professionally managed stock portfolio carries certain risks, including the risk that you could lose money if fund shares are worth less than what you paid. This prospectus discusses principal risks of investment in fund shares. These and other risks are discussed in detail in the Statement of Additional Information (see back cover). If you are buying a variable contract or qualified plan, you should also read the contract`s prospectus is a mutual fund, not a bank deposit, and is not guaranteed or insured by the FDIC or any other government agency

The "Neuberger Berman" name and logo are service marks of Neuberger Berman, LLC. "Neuberger Berman Management Inc." and the individual fund name in this prospectus are either service marks or registered service marks of Neuberger Berman Management Inc.(C) 2003 Neuberger Berman Management Inc. All rights reserved.

Neuberger Berman

Advisers Management Trust Real Estate Portfolio (Class S)

GOAL & STRATEGY

The fund seeks total return through investment in real estate securities, emphasizing both capital appreciation and current income.

To pursue this goal, the fund normally invests at least 80% of its assets in equity securities issued by real estate investment trusts ("REITs") and common stocks and other securities issued by other real estate companies. The fund defines a real estate company as one that derives at least 50% of its revenue from, or has at least 50% of its assets in, real estate. A REIT is a company dedicated to owning, and usually operating, income-producing real estate, or to financing real estate.

The fund may invest up to 20% of its net assets in debt securities. These debt securities can be either investment grade or below investment grade, provided that, at the time of purchase, they are rated at least B by Moody's or Standard & Poor's or, if unrated by either of these, deemed by the manager to be of comparable quality.

The manager makes investment decisions through a fundamental analysis of each company. The manager reviews each company's current financial condition and industry position, as well as economic and market conditions. In doing so, he evaluates the company's growth potential, earnings estimates and quality of management, as well as other factors.

The fund normally seeks to invest for the long-term, but it may sell securities regardless of how long they have been held if the manager finds an opportunity he believes is more compelling, or if the manager`s outlook on the company or the market changes. Active trading may cause the fund to have a high portfolio turnover rate, which can mean higher taxable distributions and lower performance due to increased brokerage costs.

The fund is authorized to change its goal without shareholder approval, although it does not currently intend to do so. The fund will not change its strategy of normally investing at least 80% of its assets in equity securities issued by REITs and common stocks and other securities issued by other real estate companies, without providing shareholders at least 60 days' notice. This test and the test of whether a company is a real estate company are applied at the time the fund invests; later percentage changes caused by a change in market values or company circumstances will not require the fund to dispose of a holding.

Small and Mid-Cap Companies

REITs tend to be small- to mid-cap companies in relation to the equity markets as a whole. REIT shares, therefore, can be more volatile than, and perform differently from, large-cap company stocks. Smaller real estate companies often have narrower markets and more limited managerial and financial resources than larger companies. There may also be less trading in a small- or mid-cap company's stock, which means that buy and sell transactions in that stock could have a larger impact on the stock's price than is the case with larger-cap company stocks.

Real Estate Investment Trusts

A REIT is a pooled investment vehicle that invests primarily in income producing real estate or real estate related loans or interests. REITs are not taxed on income distributed to shareholders, provided they comply with the requirements of the Internal Revenue Code.

2

REITs are generally classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property, derive their income primarily from rents and can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs.

3

MAIN RISKS

Most of the fund`s performance depends on what happens in the stock and real estate markets. The markets` behavior is unpredictable, particularly in the short term. The value of your investment will rise and fall, sometimes sharply, and you could lose money.

Although the fund will not invest in real estate directly, it concentrates its assets in the real estate industry, so your investment in the fund will be closely linked to the performance of the real estate markets. Property values may decrease due to increasing vacancies or declining rents resulting from unanticipated economic, legal, cultural or technological developments or because of overbuilding or lack of mortgage funds. The value of an individual property may also decline because of environmental liabilities or losses due to casualty or condemnation. Because of this concentration in the real estate industry, the value of the fund's shares may change at different rates compared to the value of shares of a mutual fund with investments in a mix of different industries.

The fund may at times be more concentrated in particular sub-sectors of the real estate business e.g. apartments, retail, hotels, offices, industrial, health care, etc. As such, its performance would be especially sensitive to developments that significantly affected those businesses.

In addition, Equity REITs may be affected by changes in the value of the underlying property they own, while Mortgage REITs may be affected by the quality of any credit they extend. Equity and Mortgage REITs are dependent upon management skills and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass through of income under federal tax laws.

The value of debt securities tends to rise when market interest rates fall and fall when market interest rates rise. This effect is generally more pronounced the longer the maturity of a debt security.

If the fund invests in lower-rated bonds, it will be subject to their risks, including the risk its holdings may: fluctuate more widely in price and yield than investment-grade bonds, fall in price when the economy is weak or expected to become weak, be difficult to sell at the time and price the fund desires, or carry higher transaction costs. Performance may also suffer if an issuer of bonds held by the fund defaults on payment of its debt obligations.

The fund is subject to interest rate risk, which is the risk that REIT and other real estate company share prices overall will decline over short or even long periods because of rising interest rates. During periods of high interest rates, REITs and other real estate companies may lose appeal for investors who may be able to obtain higher yields from other income-producing investments. High interest rates may also mean that financing for property purchases and improvements is more costly and difficult to obtain.

Some of the REIT and other real estate company securities in which the fund invests may be preferred stock that receives preference in the payment of dividends. Convertible preferred stock is exchangeable for common stock and may therefore be more volatile.

The fund can invest up to 15% of its net assets in illiquid securities. These securities may be more difficult to dispose of at the price at which the fund is carrying them. Judgment also pays a greater role in pricing these securities than it does for securities having more active markets.

The fund is non-diversified. This means that the percentage of the fund's assets invested in any single issuer is not limited by the Investment Company Act of 1940. Investing a higher percentage

4

of its assets in any one issuer would increase the fund's risk of loss, because the value of its shares would be more susceptible to adverse events affecting that issuer.

Other Risks

The fund may use certain practices and securities involving additional risks. Borrowing, securities lending, and using derivatives could create leverage, meaning that certain gains or losses could be amplified, increasing share price movements. In using certain derivatives to gain stock market exposure for excess cash holdings, the fund increases its risk of loss.

Although they may add diversification, foreign securities can be riskier, because foreign markets tend to be more volatile and currency exchange rates fluctuate. There may be less information available about foreign issuers than about domestic issuers.

When the fund anticipates adverse market, economic, political or other conditions, it may temporarily depart from its goal and invest substantially in high-quality short-term investments. This could help the fund avoid losses but may mean lost opportunities.

5

PERFORMANCE

Because the fund had not commenced investment operations as of December 31, 2002, it does not have performance to report in this prospectus.

6

INVESTOR EXPENSES

The fund does not charge you any fees for buying, selling, or exchanging shares. Your only fund cost is your share of annual operating expenses. The expense example can help you compare costs among funds. You may, however, have additional expenses in connection with your insurance contract or qualified plan.

The table that follows shows the estimated operating expenses paid each year by the fund. Actual expenses paid by the fund may vary from year to year. You may participate in the fund through a variable annuity contract or variable life insurance policy (variable contract) or through a qualified pension plan. If you participate through a variable contract, it is a contract between you and the issuing life insurance company. The fund is not a party to that variable contract, but is merely an investment option made available to you by your insurance company under the variable contract. The fees and expenses of the fund are not fixed or specified under the terms of your variable contract. The table does not include expenses and charges that are, or may be, imposed under your variable contract. If such expenses and charges were included, your costs would be higher. For information on these charges, please refer to the applicable variable contract prospectus, prospectus summary or disclosure statement. If you participate through a qualified pension plan, the table does not reflect direct expenses of the plan, and you should consult your plan administrator for more information.

Fee Table
Shareholder Fees			None
Annual operating expenses (% of average net assets)*These are deducted from fund assets, so you pay them indirectly.
	Management fees	1.15
Plus:	Distribution (12b-1) fees	0.25
	Other expenses	0.55
Equals:	Total annual operating expenses	1.95
Minus:	Expense reimbursement	0.20
Equals:	Net expenses	1.75
Neuberger Berman Management Inc. (NBMI) has contractually agreed to reimburse certain expenses of the fund through 12/31/2006, so that the total annual operating expenses are limited to 1.75% of the fund`s average daily net asset value. This arrangement does not cover interest, taxes, brokerage commissions, and extraordinary expenses. The fund has agreed to repay NBMI for expenses reimbursed to the fund provided that repayment does not cause the fund`s annual operating expenses to exceed its expense limitation. Any such repayment must be made within three years after the year in which NBMI incurred the expense. Since the fund had not commenced operations as of December 31, 2002, the operating expenses of the fund are estimated based on a net asset value of $25,000,000..

Expense Example

The example assumes that you invested $10,000 for the periods shown, that you earned a hypothetical 5% total return each year, and that the fund's expenses were those in the fee table to the left. Your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
Expenses	$178	$551	$994	$2,223

MANAGEMENT

Steven R. Brown is a Vice President of Neuberger Berman Management and a Managing Director of Neuberger Berman, LLC. He has managed the fund's assets since 2002. From 1997 to 2002 he was a portfolio co-manager of a comparable fund at an investment firm specializing in securities of REITs.

Neuberger Berman Management is the fund`s investment manager, administrator, and distributor. It engages Neuberger Berman, LLC as sub-adviser to provide investment research and related services. Together, the firms and their affiliates manage over $56 billion in total assets (as of 12/31/2002) and continue an asset management history that began in 1939. The fund pays Neuberger Berman Management management/administration fees at the rate of 1.15% of the fund`s average net assets.

7

Neuberger Berman

Your Investment

BUYING AND SELLING FUND SHARES

The fund described in this prospectus is designed for use with certain variable insurance contracts and qualified plans. Because shares of the fund are held by the insurance company or qualified plans involved, you will need to follow the instructions provided by your insurance company or qualified plan for matters involving allocations to this fund.

Under certain circumstances, the fund reserves the right to:

suspend the offering of shares

reject any investment order

satisfy an order to sell fund shares with securities rather than cash, for certain very large orders suspend or postpone the redemption of shares on days when trading on the New York Stock Exchange is restricted, or as otherwise permitted by the SEC

Because the fund is offered to different insurance companies and for different types of variable contracts annuities, life insurance and qualified plans, groups with different interests will share the fund. Due to differences of tax treatment and other considerations among these shareholders, it is possible (although not likely) that the interests of the shareholders might sometimes be in conflict. For these reasons, the trustees of the fund watch for the existence of any material irreconcilable conflicts and will determine what action, if any, should be taken in the event of a conflict. If there is a conflict, it is possible that to resolve it, one or more insurance company separate accounts or qualified plans might be compelled to withdraw its investment in the fund. While this might resolve the conflict, it also might force the fund to sell securities at disadvantageous prices.

SHARE PRICES

When you buy and sell shares of the fund, the share price is the fund`s net asset value per share.

The fund is open for business every day the New York Stock Exchange is open. The Exchange is closed on all national holidays and Good Friday; fund shares will not be priced on those days. In general, every buy or sell request you place will go through at the next share price to be calculated after your request has been accepted; check with your insurance company or qualified plan administrator to find out by what time your transaction request must be received in order to be processed the same day. The fund normally calculates its share price as of the end of regular trading on the Exchange on business days, usually 4:00 p.m. Eastern Time. Depending on when your insurance company or qualified plan accepts transaction requests, it`s possible that the fund`s share price could change on days when you are unable to buy or sell shares. Because foreign markets may be open on days when U.S. markets are closed, the value of foreign securities owned by the fund could change on days when you can`t buy or sell fund shares. The fund`s share price, however, will not change until the next time it is calculated.

Share Price Calculations

The fund`s share price is the total value of its assets minus its liabilities, divided by the total number of shares. Because the value of the fund's securities changes every day, the share price usually changes as well.

The fund values equity securities by using market prices, and values debt securities using bid quotations from independent pricing services or principal market markers. The fund may value short-term securities with

8

remaining maturities of less than 60 days at cost; these values, when combined with interest earned, approximate market value.

In rare cases, events that occur after markets have closed may render certain prices unreliable or reliable market quotes may not be available. When the fund believes a market price does not reflect a security`s true value, the fund may substitute for the market price a fair-value estimate derived through methods approved by its trustees. The fund may also use these methods to value certain types of illiquid securities.

FUND STRUCTURE

While Neuberger Berman Management and Neuberger Berman, LLC may serve as the adviser or sub-adviser of other mutual funds that have similar names, goals, and strategies as the fund, there may be certain differences between the fund and these other mutual funds in matters such as size, cash flow patterns and tax matters, among others. As a result, there could also be differences in performance.

DISTRIBUTIONS AND TAXES

The information below is only a summary of some of the important federal tax considerations generally affecting the fund and its shareholders; for a more detailed discussion, request a copy of the Statement of Additional Information. Also, you may want to consult your tax professional. Everyone`s tax situation is different, and your professional should be able to help you answer any questions you may have.

Distributions The fund pays out to shareholders of record any net income and net capital gains. Ordinarily, the fund makes distributions once a year in September. All dividends and other distributions received by shareholders of record are automatically reinvested in fund shares.

How distributions and transactions are taxed Dividends and other distributions made by the fund, as well as transactions in fund shares, are taxable, if at all, to the extent described in your qualified plan documentation or variable contract prospectus. Consult it for more information.

Other tax-related considerations In unusual circumstances, there may be a risk to you of special tax liabilities from an investment in the fund. Because the fund is offered through certain variable insurance contracts and qualified plans, it is subject to special diversification standards beyond those that normally apply to mutual funds. If the underlying assets of the fund fail to meet the special standards, you could be subject to adverse tax consequences for example, some of the income earned by the fund could generate a current tax liability.

The managers of the fund`s assets intend to comply with the special diversification requirements. It is possible that their attempts to comply may at times call for decisions that would somewhat reduce investment performance.

Insurance and Qualified Plan Expenses

The fees and policies outlined in this prospectus are set by the fund and by Neuberger Berman Management. The fee information here does not include the fees and expenses charged by your insurance company under your variable contract or your qualified plan; for those fees, you will need to see the prospectus for your variable contract or your qualified plan documentation.

9

Distribution and Services

Class S shares of the fund have a distribution plan that provides for payment of 0.25% per year of the fund's assets. This fee compensates Neuberger Berman Management for its distribution and shareholder services. Because these fees are paid out of the fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Neuberger Berman Management may also pay insurance companies and qualified plan administrators for services they provide to current and prospective variable contract owners and qualified plan participants, such as providing information about the fund and delivering fund documents, among other services.

10

Neuberger Berman Advisers Management Trust

Real Estate Portfolio (Class S)

If you`d like further details on this fund you can request a free copy of the following documents:

Shareholder Reports Published twice a year, the shareholder reports offer information about the fund`s recent performance, including:

a discussion by the portfolio manager(s) about strategies and market conditions fund performance data and financial statements

portfolio holdings

Statement of Additional Information (SAI) The SAI contains more comprehensive information on this fund, including:

various types of securities and practices, and their risks

investment limitations and additional policies

information about the fund`s management and business structure

The SAI is hereby incorporated by reference into this prospectus, making it legally part of the prospectus.

Investment manager: Neuberger Berman Management Inc.
Sub-adviser: Neuberger Berman, LLC

Obtaining Information

You can obtain a shareholder report, SAI, and other information from your investment provider, or from:

Neuberger Berman Management Inc.

605 Third Avenue 2nd Floor

New York, NY 10158-0180

800-877-9700

212-476-8800

Web site: www.nb.com

Email: fundinquiries@nb.com

You can also request copies of this information from the SEC for the cost of a duplicating fee by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC`s Public Reference Section, Washington DC 20549-0102. They are also available from the EDGAR Database on the SEC`s website at www.sec.gov.

You may also view and copy the documents at the SEC`s Public Reference Room in Washington. Call 202-942-8090 for information about the operation of the Public Reference Room.

Neuberger Berman Management Inc.

605 Third Avenue 2nd Floor

New York, NY 10158-0180

Shareholder Services:

800.877.9700

Institutional Services:

800.366.6264

www.nb.com

SEC file number: 811-4255

Neuberger Berman
Advisers Management Trust

PROSPECTUS May 1, 2003

I CLASS SHARES

Regency Portfolio

These securities, like the securities of all mutual funds, have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Neuberger Berman

Contents

ADVISERS MANAGEMENT TRUST

Regency Portfolio2

YOUR INVESTMENT

Buying and Selling Fund Shares7

Share Prices7

Fund Structure8

Distributions and Taxes8

THIS PORTFOLIO:

is offered to life insurance companies to serve as an investment vehicle under their variable annuity and variable life insurance contracts and is also offered to qualified pension and retirement plans is designed for investors with long-term goals in mind

offers you the opportunity to participate in financial markets through a professionally managed stock portfolio carries certain risks, including the risk that you could lose money if fund shares are worth less than what you paid. This prospectus discusses principal risks of investment in fund shares. These and other risks are discussed in detail in the Statement of Additional Information (see back cover). If you are buying a variable contract or qualified plan, you should also read the contract`s prospectus is a mutual fund, not a bank deposit, and is not guaranteed or insured by the FDIC or any other government agency

The "Neuberger Berman" name and logo are service marks of Neuberger Berman, LLC. "Neuberger Berman Management Inc." and the individual fund name in this prospectus are either service marks or registered service marks of Neuberger Berman Management Inc.(C) 2003 Neuberger Berman Management Inc. All rights reserved.

Neuberger Berman

Advisers Management Trust Regency Portfolio

GOAL & STRATEGY

The fund seeks growth of capital.

To pursue this goal, the fund invests mainly in common stocks of mid-capitalization companies. The fund seeks to reduce risk by diversifying among different companies and industries.

The manager looks for well-managed companies whose stock prices are undervalued. Factors in identifying these firms may include:

strong fundamentals, such as a company`s financial, operational, and competitive positions consistent cash flow

a sound earnings record through all phases of the market cycle

The manager may also look for other characteristics in a company, such as a strong position relative to competitors, a high level of stock ownership among management, and a recent sharp decline in stock price that appears to be the result of a short-term market overreaction to negative news.

The manager follows a disciplined selling strategy and may sell a stock when it reaches a target price, fails to perform as expected, or when other opportunities appear more attractive.

The fund has the ability to change its goal without shareholder approval, although it does not currently intend to do so.

Mid-Cap Stocks

Mid-cap stocks have historically shown risk/return characteristics that are in between those of small- and large-cap stocks. Their prices can rise and fall substantially, although many have the potential to offer comparatively attractive long-term returns.

Mid-caps are less widely followed on Wall Street than large-caps, which can make it comparatively easier to find attractive stocks that are not overpriced.

Value Investing

At any given time, there are companies whose stock prices are below the market average, based on earnings, book value, or other financial measures. The value investor examines these companies, searching for those that may rise in price when other investors realize their worth.

2

MAIN RISKS

Most of the fund`s performance depends on what happens in the stock market. The market`s behavior is unpredictable, particularly in the short term. The value of your investment will rise and fall, sometimes sharply, and you could lose money.

By focusing on mid-cap stocks, the fund is subject to their risks, including the risk its holdings may:

fluctuate more widely in price than the market as a whole

underperform other types of stocks or be difficult to sell when the economy is not robust, during market downturns, or when mid-cap stocks are out of favor

The fund`s value investing approach may dictate an emphasis on certain sectors of the market at any given time.

To the extent the fund invests more heavily in one sector, it thereby presents a more concentrated risk. A sector may have above average performance during particular periods, but individual sectors also tend to move up and down more than the broader market. Although the fund does not invest more than 25% of total assets in any one industry, the several industries that comprise a sector may all react in the same way to economic, political and regulatory events. The fund`s performance may also suffer if a sector does not perform as expected.

With a value approach, there is also the risk that stocks may remain undervalued during a given period. This may happen because value stocks as a category lose favor with investors compared to growth stocks or because of a failure to anticipate which stocks or industries would benefit from changing market or economic conditions.

The fund`s performance may also suffer if certain stocks or certain economic sectors emphasized do not perform as expected. To the extent that the fund sells stocks before they reach their market peak, it may miss out on opportunities for higher performance.

Through active trading, the fund may have a high portfolio turnover rate, which can mean lower performance due to increased brokerage costs.

Other Risks

The fund may use certain practices and securities involving additional risks. Borrowing, securities lending, and using derivatives could create leverage, meaning that certain gains or losses could be amplified, increasing share price movements. In using certain derivatives to gain stock market exposure for excess cash holdings, the fund increases its risk of loss.

Although they may add diversification, foreign securities can be riskier, because foreign markets tend to be more volatile and currency exchange rates fluctuate. There may be less information available about foreign issuers than about domestic issuers.

When the fund anticipates adverse market, economic, political or other conditions, it may temporarily depart from its goal and invest substantially in high-quality short-term investments. This could help the fund avoid losses but may mean lost opportunities.

3

PERFORMANCE

The charts below provide an indication of the risks of investing in the fund. The bar chart shows how the fund`s performance has varied from year to year. The table next to the chart shows what the return would equal if you averaged out actual performance over various lengths of time and compares the return with one or more measures of market performance. This information is based on past performance; it`s not a prediction of future results. The performance information does not reflect insurance product or qualified plan expenses. If they were reflected, returns would be less than those shown.

Year-by-Year % Returns as of 12/31 each year

Best quarter: Q1 '02, 4.62%Worst quarter: Q3 '02, -14.67%

Average Annual Total % Returns as of 12/31/2002
	1 Year	Since Inception 8/22/2001
Regency Portfolio	-10.56	-8.07
Russell Midcap Index	-16.19	-10.39
Russell Midcap Value Index	-9.64	-7.01

Index Descriptions:
The Russell Midcap Index is an unmanaged index of U.S. mid-cap stocks.The Russell Midcap Value Index is an unmanaged index of U.S. mid-cap value stocks.

Performance Measures

The information on this page provides different measures of the fund`s total return. Total return includes the effect of distributions as well as changes in share price. The figures assume that all distributions were reinvested in the fund and include all fund expenses.

As a frame of reference, the table includes broad-based indexes of the U.S. mid-cap equity market and of the portion of that market the fund focuses on. The fund`s performance figures include all of its expenses; the indexes do not include costs of investment.

4

INVESTOR EXPENSES

The fund does not charge you any fees for buying, selling, or exchanging shares. Your only fund cost is your share of annual operating expenses. The expense example can help you compare costs among funds. You may, however, have additional expenses in connection with your insurance contract or qualified plan.

The table that follows shows the estimated operating expenses paid each year by the fund. Actual expenses paid by the fund may vary from year to year. You may participate in the fund through a variable annuity contract or variable life insurance policy (variable contract) or through a qualified pension plan. If you participate through a variable contract, it is a contract between you and the issuing life insurance company. The fund is not a party to that variable contract, but is merely an investment option made available to you by your insurance company under the variable contract. The fees and expenses of the fund are not fixed or specified under the terms of your variable contract. The table does not include expenses and charges that are, or may be, imposed under your variable contract. If such expenses and charges were included, your costs would be higher. For information on these charges, please refer to the applicable variable contract prospectus, prospectus summary or disclosure statement. If you participate through a qualified pension plan, the table does not reflect direct expenses of the plan, and you should consult your plan administrator for more information.

Fee Table
Shareholder Fees			None
Annual operating expenses (% of average net assets)*These are deducted from fund assets, so you pay them indirectly.
	Management fees	0.85
Plus:	Distribution (12b-1) fees	None
	Other expenses	0.43
Equals:	Total annual operating expenses	1.28
Neuberger Berman Management Inc. (NBMI) has contractually agreed to reimburse certain expenses of the fund through 12/31/2006, so that the total annual operating expenses are limited to 1.50% of the fund`s average daily net asset value. This arrangement does not cover interest, taxes, brokerage commissions, and extraordinary expenses. The fund has agreed to repay NBMI for expenses reimbursed to the fund provided that repayment does not cause the fund`s annual operating expenses to exceed its expense limitation. Any such repayment must be made within three years after the year in which NBMI incurred the expense. Other expenses includes 0.05% which was repaid pursuant to such arrangement. The figures in the table are based on last year`s expenses.

Expense Example

The example assumes that you invested $10,000 for the periods shown, that you earned a hypothetical 5% total return each year, and that the fund's expenses were those in the fee table to the left. Your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
Expenses	$130	$406	$702	$1,545

MANAGEMENT

Andrew B. Wellington is a Vice President of Neuberger Berman Management and a Managing Director of Neuberger Berman, LLC. He has been the manager of the fund since May 2003 and before that was a co-manager since 2002 and an Associate Manager of the fund since 2001. From 1996 to 2001, he was a portfolio manager at another firm.

Neuberger Berman Management is the fund`s investment manager, administrator, and distributor. It engages Neuberger Berman, LLC as sub-adviser to provide investment research and related services. Together, the firms and their affiliates manage over $56 billion in total assets (as of 12/31/2002) and continue an asset management history that began in 1939. For the 12 months ended 12/31/2002, the management/administration fees paid to Neuberger Berman Management were 0.85% of average net assets.

5

FINANCIAL HIGHLIGHTS

Year Ended December 31,			2001(1)	2002
Per-share data ($)
Data apply to a single share throughout each year indicated. You can see what the fund earned (or lost), what it distributed to investors, and how its share price changed.
	Share price (NAV) at beginning of year	10.00	9.97
Plus:	Income from investment operations
	Net investment income (loss)	0.01	0.00
	Net gains/losses - realized and unrealized	(0.04)	(1.05)
	Subtotal: income from investment operations	(0.03)	(1.05)
Minus:	Distributions to shareholders
	Income dividends	-	0.01
	Capital gain distributions	-	0.01
	Subtotal: distributions to shareholders	-	0.02
Equals:	Share price (NAV) at end of year	9.97	8.90
Ratios (% of average net assets)
The ratios show the fund's expenses and net investment income (loss), as they actually are as well as how they would have been if certain expense reimbursement/repayment and offset arrangements had not been in effect.

Net expenses - actual			1.50(2)	1.28
Gross expenses(3)			1.69(2)	1.23
Expenses(4)			1.50(2)	1.28
Net investment income (loss) - actual			0.36(2)	(0.02)
Other data
Total return shows how an investment in the fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the fund bought and sold securities.

Total return(5) (%)			(0.30)(6)	(10.56)
Net assets at end of year (in millions of dollars)			23.8	29.1
Portfolio turnover rate (%)			71	81
The above figures have been audited by Ernst & Young LLP, the fund's independent auditors. Their report, along with full financial statements, appears in the fund's most recent shareholder report (see back cover). (1) Period from 8/22/2001 (beginning of operations) to 12/31/2001.(2) Annualized.(3) Shows what this ratio would have been if there had been no expense reimbursement/repayment. (4) Shows what this ratio would have been if there had been no expense offset arrangements.(5) Does not reflect charges and other expenses that apply to the separate account or the related insurance policies. Qualified plans that are direct shareholders of the fund are not affected by insurance related expenses.(6) Not annualized.

6

Neuberger Berman

Your Investment

BUYING AND SELLING FUND SHARES

The fund described in this prospectus is designed for use with certain variable insurance contracts and qualified plans. Because shares of the fund are held by the insurance company or qualified plans involved, you will need to follow the instructions provided by your insurance company or qualified plan for matters involving allocations to this fund.

Under certain circumstances, the fund reserves the right to:

suspend the offering of shares

reject any investment order

satisfy an order to sell fund shares with securities rather than cash, for certain very large orders suspend or postpone the redemption of shares on days when trading on the New York Stock Exchange is restricted, or as otherwise permitted by the SEC

Because the fund is offered to different insurance companies and for different types of variable contracts annuities, life insurance and qualified plans, groups with different interests will share the fund. Due to differences of tax treatment and other considerations among these shareholders, it is possible (although not likely) that the interests of the shareholders might sometimes be in conflict. For these reasons, the trustees of the fund watch for the existence of any material irreconcilable conflicts and will determine what action, if any, should be taken in the event of a conflict. If there is a conflict, it is possible that to resolve it, one or more insurance company separate accounts or qualified plans might be compelled to withdraw its investment in the fund. While this might resolve the conflict, it also might force the fund to sell securities at disadvantageous prices.

SHARE PRICES

When you buy and sell shares of the fund, the share price is the fund`s net asset value per share.

The fund is open for business every day the New York Stock Exchange is open. The Exchange is closed on all national holidays and Good Friday; fund shares will not be priced on those days. In general, every buy or sell request you place will go through at the next share price to be calculated after your request has been accepted; check with your insurance company or qualified plan administrator to find out by what time your transaction request must be received in order to be processed the same day. The fund normally calculates its share price as of the end of regular trading on the Exchange on business days, usually 4:00 p.m. Eastern Time. Depending on when your insurance company or qualified plan accepts transaction requests, it`s possible that the fund`s share price could change on days when you are unable to buy or sell shares. Because foreign markets may be open on days when U.S. markets are closed, the value of foreign securities owned by the fund could change on days when you can`t buy or sell fund shares. The fund`s share price, however, will not change until the next time it is calculated.

7

Share Price Calculations

The fund`s share price is the total value of its assets minus its liabilities, divided by the total number of shares. Because the value of the fund's securities changes every day, the share price usually changes as well.

The fund values equity securities by using market prices, and values debt securities using bid quotations from independent pricing services or principal market markers. The fund may value short-term securities with remaining maturities of less than 60 days at cost; these values, when combined with interest earned, approximate market value.

In rare cases, events that occur after markets have closed may render certain prices unreliable or reliable market quotes may not be available. When the fund believes a market price does not reflect a security`s true value, the fund may substitute for the market price a fair-value estimate derived through methods approved by its trustees. The fund may also use these methods to value certain types of illiquid securities.

FUND STRUCTURE

While Neuberger Berman Management and Neuberger Berman, LLC may serve as the adviser or sub-adviser of other mutual funds that have similar names, goals, and strategies as the fund, there may be certain differences between the fund and these other mutual funds in matters such as size, cash flow patterns and tax matters, among others. As a result, there could also be differences in performance.

DISTRIBUTIONS AND TAXES

The information below is only a summary of some of the important federal tax considerations generally affecting the fund and its shareholders; for a more detailed discussion, request a copy of the Statement of Additional Information. Also, you may want to consult your tax professional. Everyone`s tax situation is different, and your professional should be able to help you answer any questions you may have.

Distributions The fund pays out to shareholders of record any net income and net capital gains. Ordinarily, the fund makes distributions once a year in September. All dividends and other distributions received by shareholders of record are automatically reinvested in fund shares.

How distributions and transactions are taxed Dividends and other distributions made by the fund, as well as transactions in fund shares, are taxable, if at all, to the extent described in your qualified plan documentation or variable contract prospectus. Consult it for more information.

Other tax-related considerations In unusual circumstances, there may be a risk to you of special tax liabilities from an investment in the fund. Because the fund is offered through certain variable insurance contracts and qualified plans, it is subject to special diversification standards beyond those that normally apply to mutual funds. If the underlying assets of the fund fail to meet the special standards, you could be subject to adverse tax consequences for example, some of the income earned by the fund could generate a current tax liability.

The managers of the fund`s assets intend to comply with the special diversification requirements. It is possible that their attempts to comply may at times call for decisions that would somewhat reduce investment performance.

8

Insurance and Qualified Plan Expenses

The fees and policies outlined in this prospectus are set by the fund and by Neuberger Berman Management. The fee information here does not include the fees and expenses charged by your insurance company under your variable contract or your qualified plan; for those fees, you will need to see the prospectus for your variable contract or your qualified plan documentation.

Distribution and Services

The fund has a non-fee distribution plan that recognizes that Neuberger Berman Management may use its own resources, including profits they derive from administration fees paid by the fund, to pay expenses associated with the distribution of fund shares.

Neuberger Berman Management may also pay insurance companies and qualified plan administrators for services they provide to current and prospective variable contract owners and qualified plan participants, such as providing information about the fund and delivering fund documents, among other services.

Neuberger Berman Management does not receive any separate fees from shares of the fund for making these payments.

9

Neuberger Berman Advisers Management Trust

Regency Portfolio

If you`d like further details on this fund you can request a free copy of the following documents:

Shareholder Reports Published twice a year, the shareholder reports offer information about the fund`s recent performance, including:

a discussion by the portfolio manager(s) about strategies and market conditions fund performance data and financial statements

portfolio holdings

Statement of Additional Information (SAI) The SAI contains more comprehensive information on this fund, including:

various types of securities and practices, and their risks

investment limitations and additional policies

information about the fund`s management and business structure

The SAI is hereby incorporated by reference into this prospectus, making it legally part of the prospectus.

Investment manager: Neuberger Berman Management Inc.
Sub-adviser: Neuberger Berman, LLC

Obtaining Information

You can obtain a shareholder report, SAI, and other information from your investment provider, or from:

Neuberger Berman Management Inc.

605 Third Avenue 2nd Floor

New York, NY 10158-0180

800-877-9700

212-476-8800

Web site: www.nb.com

Email: fundinquiries@nb.com

You can also request copies of this information from the SEC for the cost of a duplicating fee by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC`s Public Reference Section, Washington DC 20549-0102. They are also available from the EDGAR Database on the SEC`s website at www.sec.gov.

You may also view and copy the documents at the SEC`s Public Reference Room in Washington. Call 202-942-8090 for information about the operation of the Public Reference Room.

Neuberger Berman Management Inc.

605 Third Avenue 2nd Floor

New York, NY 10158-0180

Shareholder Services:

800.877.9700

Institutional Services:

800.366.6264

www.nb.com

B0366 05/03 SEC file number: 811-4255

Neuberger Berman
Advisers Management Trust

PROSPECTUS May 1, 2003

I CLASS SHARES

Socially Responsive Portfolio

These securities, like the securities of all mutual funds, have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Neuberger Berman

Contents

ADVISERS MANAGEMENT TRUST

Socially Responsive Portfolio2

YOUR INVESTMENT

Buying and Selling Fund Shares8

Share Prices8

Fund Structure9

Distributions and Taxes9

THIS PORTFOLIO:

is offered to life insurance companies to serve as an investment vehicle under their variable annuity and variable life insurance contracts and is also offered to qualified pension and retirement plans is designed for investors with long-term goals in mind

offers you the opportunity to participate in financial markets through a professionally managed stock portfolio carries certain risks, including the risk that you could lose money if fund shares are worth less than what you paid. This prospectus discusses principal risks of investment in fund shares. These and other risks are discussed in detail in the Statement of Additional Information (see back cover). If you are buying a variable contract or qualified plan, you should also read the contract`s prospectus is a mutual fund, not a bank deposit, and is not guaranteed or insured by the FDIC or any other government agency

The "Neuberger Berman" name and logo are service marks of Neuberger Berman, LLC. "Neuberger Berman Management Inc." and the individual fund name in this prospectus are either service marks or registered service marks of Neuberger Berman Management Inc.(C) 2003 Neuberger Berman Management Inc. All rights reserved.

Neuberger Berman

Advisers Management Trust Socially Responsive Portfolio

GOAL & STRATEGY

The fund seeks long-term growth of capital by investing primarily in securities of companies that meet the fund`s financial criteria and social policy.

To pursue this goal, the fund invests mainly in common stocks of mid- to large-capitalization companies. The fund seeks to reduce risk by investing across many different industries.

The managers employ a research driven and valuation sensitive approach to stock selection. They seek to identify stocks in well-positioned businesses that they believe are undervalued in the market. They look for solid balance sheets, strong management teams with a track record of success, good cash flow, the prospect for above average earnings growth, and other valuation- related factors. Among companies that meet these criteria, the managers look for those that show leadership in three areas:

environmental concerns

diversity in the work force

progressive employment and workplace practices, and community relations

The managers typically also look at a company`s record in public health and the nature of its products. The managers judge firms on their corporate citizenship overall, considering their accomplishments as well as their goals. While these judgments are inevitably subjective, the fund endeavors to avoid companies that derive revenue from alcohol, tobacco, gambling, or weapons, or that are involved in nuclear power. The fund also does not invest in any company that derives its total revenue primarily from non-consumer sales to the military.

The managers follow a disciplined selling strategy and may sell a stock when it reaches a target price, fails to perform as expected, or when other opportunities appear more attractive.

The fund is authorized to change its goal without shareholder approval, although it does not currently intend to do so. The fund will not change its strategy of normally investing at least 80% of its total assets in equity securities selected in accordance with its social policy, without providing shareholders at least 60 days` notice.

Social Investing

Funds that follow social policies seek something in addition to economic success. They are designed to allow investors to put their money to work and also support companies that follow principles of good corporate citizenship.

Value Investing

At any given time, there are companies whose stock prices are below the market average, based on earnings, book value, or other financial measures. The value investor examines these companies, searching for those that may rise in price when other investors realize their worth.

2

MAIN RISKS

Most of the fund`s performance depends on what happens in the stock market. The market`s behavior is unpredictable, particularly in the short term. The value of your investment will rise and fall, sometimes sharply, and you could lose money.

The fund`s social policy could cause it to underperform similar funds that do not have a social policy. Among the reasons for this are:

undervalued stocks that don`t meet the social criteria could outperform those that do economic or political changes could make certain companies less attractive for investment the social policy could cause the fund to sell or avoid stocks that subsequently perform well

To the extent that the fund emphasizes mid- or large-cap stocks, it takes on the associated risks. Mid-cap stocks tend to be more volatile than large-cap stocks and are usually more sensitive to economic, political, regulatory and market factors. At any given time, one or both groups of stocks may be out of favor with investors.

With a value approach, there is also the risk that stocks may remain undervalued during a given period. This may happen because value stocks as a category lose favor with investors compared to growth stocks or because of a failure to anticipate which stocks or industries would benefit from changing market or economic conditions.

Other Risks

The fund may use certain practices and securities involving additional risks. Borrowing, securities lending, and using derivatives could create leverage, meaning that certain gains or losses could be amplified, increasing share price movements. In using certain derivatives to gain stock market exposure for excess cash holdings, the fund increases its risk of loss. These investments are not subject to the fund`s social policy.

Although they may add diversification, foreign securities can be riskier, because foreign markets tend to be more volatile and currency exchange rates fluctuate. There may be less information available about foreign issuers than about domestic issuers.

When the fund anticipates adverse market, economic, political or other conditions, it may temporarily depart from its goal and invest substantially in high-quality short-term investments. This could help the fund avoid losses but may mean lost opportunities.

3

PERFORMANCE

The charts below provide an indication of the risks of investing in the fund. The bar chart shows how the fund`s performance has varied from year to year. The table next to the chart shows what the return would equal if you averaged out actual performance over various lengths of time and compares the return with one or more measures of market performance. This information is based on past performance; it`s not a prediction of future results. The performance information does not reflect insurance product or qualified plan expenses. If they were reflected, returns would be less than those shown.

Year-by-Year % Returns as of 12/31 each year

Best quarter: Q4 '01, 13.71%Worst quarter: Q3 '02, -16.67%

Average Annual Total % Returns as of 12/31/2002
	1 Year	Since Inception 2/18/1999
Socially Responsive Portfolio	-14.75	-1.77
S&P 500 Index	-22.09	-6.91
Russell 1000 Value Index	-15.52	-1.79

Index Descriptions:
The S&P 500 is an unmanaged index of U.S. stocks.The Russell 1000 Value Index is an unmanaged index of U.S. mid- and large-cap value stocks.

Performance Measures

The information on this page provides different measures of the fund`s total return. Total return includes the effect of distributions as well as changes in share price. The figures assume that all distributions were reinvested in the fund and include all fund expenses.

As a frame of reference, the table includes broad-based indexes of the entire U.S. equity market and of the portion of the market the fund focuses on. The fund`s performance figures include all of its expenses; the indexes do not include costs of investment.

4

INVESTOR EXPENSES

The fund does not charge you any fees for buying, selling, or exchanging shares. Your only fund cost is your share of annual operating expenses. The expense example can help you compare costs among funds. You may, however, have additional expenses in connection with your insurance contract or qualified plan.

The table that follows shows the estimated operating expenses paid each year by the fund. Actual expenses paid by the fund may vary from year to year. You may participate in the fund through a variable annuity contract or variable life insurance policy (variable contract) or through a qualified pension plan. If you participate through a variable contract, it is a contract between you and the issuing life insurance company. The fund is not a party to that variable contract, but is merely an investment option made available to you by your insurance company under the variable contract. The fees and expenses of the fund are not fixed or specified under the terms of your variable contract. The table does not include expenses and charges that are, or may be, imposed under your variable contract. If such expenses and charges were included, your costs would be higher. For information on these charges, please refer to the applicable variable contract prospectus, prospectus summary or disclosure statement. If you participate through a qualified pension plan, the table does not reflect direct expenses of the plan, and you should consult your plan administrator for more information.

Fee Table
Shareholder Fees			None
Annual operating expenses (% of average net assets)*These are deducted from fund assets, so you pay them indirectly.
	Management fees	0.85
Plus:	Distribution (12b-1) fees	None
	Other expenses	2.02
Equals:	Total annual operating expenses	2.87
Minus:	Expense reimbursement	1.36
Equals:	Net expenses	1.51
Neuberger Berman Management Inc. (NBMI) has undertaken through December 31, 2006 to reimburse certain operating expenses, including the compensation of NBMI and excluding taxes, interest, extraordinary expenses, brokerage commissions and transaction costs, that exceed, in the aggregate, 1.50% of the average daily net asset value of the fund. The expense limitation agreement is contractual and any excess expenses can be repaid to NBMI within three years of the year incurred, provided such recoupment would not cause the fund to exceed its contractual expense limitation. Moreover, NBMI has voluntarily committed to reimburse certain expenses, as stated above, for an additional 0.20% of the average daily net asset value of fund to maintain the fund`s net operating expense ratio at 1.30%. NBMI may, at it sole discretion, terminate this voluntary additional reimbursement commitment without notice. The figures in the table are based on last year`s expenses.

Expense Example

The example assumes that you invested $10,000 for the periods shown, that you earned a hypothetical 5% total return each year, and that the fund's expenses were those in the fee table to the left. Your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
Expenses	$154	$477	$1,127	$2,877

MANAGEMENT

Janet Prindle, a Vice President of Neuberger Berman Management and a Managing Director of Neuberger Berman, LLC, joined the latter firm in 1977. She has been managing assets using social criteria since 1990 and has been manager of the fund since its inception.

Arthur Moretti, a Vice President of Neuberger Berman Management and a Managing Director of Neuberger Berman, LLC, joined each firm and has co-managed the fund since 2001. He was a portfolio manager and fund analyst at two other firms since 1991.

Ingrid S. Dyott is a Vice President of Neuberger Berman Management since 1997 and is an Associate Manager of the fund. She was project director for a social research group from 1995 to 1997.

5

Neuberger Berman Management is the fund`s investment manager, administrator, and distributor. It engages Neuberger Berman, LLC as sub-adviser to provide investment research and related services. Together, the firms and their affiliates manage over $56 billion in total assets (as of 12/31/2002) and continue an asset management history that began in 1939. For the 12 months ended 12/31/2002, the management/administration fees paid to Neuberger Berman Management were 0.85% of average net assets.

6

FINANCIAL HIGHLIGHTS(1)

Year Ended December 31,			1999(2)	2000	2001	2002
Per-share data ($)
Data apply to a single share throughout each year indicated. You can see what the fund earned (or lost), what it distributed to investors, and how its share price changed.
	Share price (NAV) at beginning of year	10.00	11.54	11.17	10.78
Plus:	Income from investment operations
	Net investment income (loss)	0.03	(0.04)	-	0.01
	Net gains/losses - realized and unrealized	1.51	(0.17)	(0.39)	(1.58)
	Subtotal: income from investment operations	1.54	(0.21)	(0.39)	(1.59)
Minus:	Distributions to shareholders
	Income dividends	-	0.03	-	-
	Capital gain distributions	-	0.13	-	-
	Subtotal: distributions to shareholders	-	0.16	-	-
Equals:	Share price (NAV) at end of year	11.54	11.17	10.78	9.19
Ratios (% of average net assets)
The ratios show the fund's expenses and net investment income (loss), as they actually are as well as how they would have been if certain expense reimbursement and offset arrangements had not been in effect.

Net expenses - actual			1.53(3)	1.54	1.53	1.51
Gross expenses(4)			9.04(3)	2.40	4.33	2.87
Expenses(5)			1.68(3)	1.68	1.59	1.52
Net investment income (loss) - actual			0.35(3)	(0.33)	0.04	(0.07)
Other data
Total return shows how an investment in the fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the fund bought and sold securities.

Total return(6) (%)			15.40(7)	(1.61)	(3.58)	(14.75)
Net assets at end of year (in millions of dollars)			1.3	2.2	3.6	5.0
Portfolio turnover rate (%)			72	92	277	38
The above figures have been audited by Ernst & Young LLP, the fund's independent auditors. Their report, along with full financial statements, appears in the fund's most recent shareholder report (see back cover). (1) Reflects income and expenses, including the fund`s proportionate share of AMT Socially Responsive Investment`s income and expenses through April 30, 2000 under the prior master/feeder fund structure.(2) Period from 2/18/1999 (beginning of operations) to 12/31/1999.(3) Annualized.(4)Shows what this ratio would have been if there had been no expense reimbursement. (5) Shows what this ratio would have been if there had been no expense offset arrangements.(6) Does not reflect charges and other expenses that apply to the separate account or the related insurance policies. Qualified plans that are direct shareholders of the fund are not affected by insurance related expenses.(7) Not annualized.

7

Neuberger Berman

Your Investment

BUYING AND SELLING FUND SHARES

The fund described in this prospectus is designed for use with certain variable insurance contracts and qualified plans. Because shares of the fund are held by the insurance company or qualified plans involved, you will need to follow the instructions provided by your insurance company or qualified plan for matters involving allocations to this fund.

Under certain circumstances, the fund reserves the right to:

suspend the offering of shares

reject any investment order

satisfy an order to sell fund shares with securities rather than cash, for certain very large orders suspend or postpone the redemption of shares on days when trading on the New York Stock Exchange is restricted, or as otherwise permitted by the SEC

Because the fund is offered to different insurance companies and for different types of variable contracts annuities, life insurance and qualified plans, groups with different interests will share the fund. Due to differences of tax treatment and other considerations among these shareholders, it is possible (although not likely) that the interests of the shareholders might sometimes be in conflict. For these reasons, the trustees of the fund watch for the existence of any material irreconcilable conflicts and will determine what action, if any, should be taken in the event of a conflict. If there is a conflict, it is possible that to resolve it, one or more insurance company separate accounts or qualified plans might be compelled to withdraw its investment in the fund. While this might resolve the conflict, it also might force the fund to sell securities at disadvantageous prices.

SHARE PRICES

When you buy and sell shares of the fund, the share price is the fund`s net asset value per share.

The fund is open for business every day the New York Stock Exchange is open. The Exchange is closed on all national holidays and Good Friday; fund shares will not be priced on those days. In general, every buy or sell request you place will go through at the next share price to be calculated after your request has been accepted; check with your insurance company or qualified plan administrator to find out by what time your transaction request must be received in order to be processed the same day. The fund normally calculates its share price as of the end of regular trading on the Exchange on business days, usually 4:00 p.m. Eastern Time. Depending on when your insurance company or qualified plan accepts transaction requests, it`s possible that the fund`s share price could change on days when you are unable to buy or sell shares. Because foreign markets may be open on days when U.S. markets are closed, the value of foreign securities owned by the fund could change on days when you can`t buy or sell fund shares. The fund`s share price, however, will not change until the next time it is calculated.

8

Share Price Calculations

The fund`s share price is the total value of its assets minus its liabilities, divided by the total number of shares. Because the value of the fund's securities changes every day, the share price usually changes as well.

The fund values equity securities by using market prices, and values debt securities using bid quotations from independent pricing services or principal market markers. The fund may value short-term securities with remaining maturities of less than 60 days at cost; these values, when combined with interest earned, approximate market value.

In rare cases, events that occur after markets have closed may render certain prices unreliable or reliable market quotes may not be available. When the fund believes a market price does not reflect a security`s true value, the fund may substitute for the market price a fair-value estimate derived through methods approved by its trustees. The fund may also use these methods to value certain types of illiquid securities.

FUND STRUCTURE

While Neuberger Berman Management and Neuberger Berman, LLC may serve as the adviser or sub-adviser of other mutual funds that have similar names, goals, and strategies as the fund, there may be certain differences between the fund and these other mutual funds in matters such as size, cash flow patterns and tax matters, among others. As a result, there could also be differences in performance.

DISTRIBUTIONS AND TAXES

The information below is only a summary of some of the important federal tax considerations generally affecting the fund and its shareholders; for a more detailed discussion, request a copy of the Statement of Additional Information. Also, you may want to consult your tax professional. Everyone`s tax situation is different, and your professional should be able to help you answer any questions you may have.

Distributions The fund pays out to shareholders of record any net income and net capital gains. Ordinarily, the fund makes distributions once a year in September. All dividends and other distributions received by shareholders of record are automatically reinvested in fund shares.

How distributions and transactions are taxed Dividends and other distributions made by the fund, as well as transactions in fund shares, are taxable, if at all, to the extent described in your qualified plan documentation or variable contract prospectus. Consult it for more information.

Other tax-related considerations In unusual circumstances, there may be a risk to you of special tax liabilities from an investment in the fund. Because the fund is offered through certain variable insurance contracts and qualified plans, it is subject to special diversification standards beyond those that normally apply to mutual funds. If the underlying assets of the fund fail to meet the special standards, you could be subject to adverse tax consequences for example, some of the income earned by the fund could generate a current tax liability.

The managers of the fund`s assets intend to comply with the special diversification requirements. It is possible that their attempts to comply may at times call for decisions that would somewhat reduce investment performance.

9

Insurance and Qualified Plan Expenses

The fees and policies outlined in this prospectus are set by the fund and by Neuberger Berman Management. The fee information here does not include the fees and expenses charged by your insurance company under your variable contract or your qualified plan; for those fees, you will need to see the prospectus for your variable contract or your qualified plan documentation.

Distribution and Services

The fund has a non-fee distribution plan that recognizes that Neuberger Berman Management may use its own resources, including profits they derive from administration fees paid by the fund, to pay expenses associated with the distribution of fund shares.

Neuberger Berman Management may also pay insurance companies and qualified plan administrators for services they provide to current and prospective variable contract owners and qualified plan participants, such as providing information about the fund and delivering fund documents, among other services.

Neuberger Berman Management does not receive any separate fees from shares of the fund for making these payments.

10

Neuberger Berman Advisers Management Trust

Socially Responsive Portfolio

If you`d like further details on this fund you can request a free copy of the following documents:

Shareholder Reports Published twice a year, the shareholder reports offer information about the fund`s recent performance, including:

a discussion by the portfolio manager(s) about strategies and market conditions fund performance data and financial statements

portfolio holdings

Statement of Additional Information (SAI) The SAI contains more comprehensive information on this fund, including:

various types of securities and practices, and their risks

investment limitations and additional policies

information about the fund`s management and business structure

The SAI is hereby incorporated by reference into this prospectus, making it legally part of the prospectus.

Investment manager: Neuberger Berman Management Inc.
Sub-adviser: Neuberger Berman, LLC

Obtaining Information

You can obtain a shareholder report, SAI, and other information from your investment provider, or from:

Neuberger Berman Management Inc.

605 Third Avenue 2nd Floor

New York, NY 10158-0180

800-877-9700

212-476-8800

Web site: www.nb.com

Email: fundinquiries@nb.com

You can also request copies of this information from the SEC for the cost of a duplicating fee by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC`s Public Reference Section, Washington DC 20549-0102. They are also available from the EDGAR Database on the SEC`s website at www.sec.gov.

You may also view and copy the documents at the SEC`s Public Reference Room in Washington. Call 202-942-8090 for information about the operation of the Public Reference Room.

Neuberger Berman Management Inc.

605 Third Avenue 2nd Floor

New York, NY 10158-0180

Shareholder Services:

800.877.9700

Institutional Services:

800.366.6264

www.nb.com

A0069 05/03 SEC file number: 811-4255

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST

STATEMENT OF ADDITIONAL INFORMATION

Dated May 1, 2003

The Balanced Portfolio, Fasciano Portfolio, Focus Portfolio, Growth Portfolio, Guardian Portfolio, International Portfolio, Limited Maturity Bond Portfolio, Mid-Cap Growth Portfolio, Partners Portfolio, Real Estate Portfolio, Regency Portfolio and Socially Responsive Portfolio (each a "Fund") of Neuberger Berman Advisers Management Trust ("Trust") offer shares pursuant to a Prospectus dated May 1, 2003.

The Funds' Prospectus provides the basic information that an investor should know before investing. You can get a free copy of the Prospectus from Neuberger Berman Management Inc. ("NB Management"), 605 Third Avenue, 2nd Floor, New York, NY 10158-0180, or by calling the Trust at 1-800-877-9700. You should read the prospectus carefully before investing.

This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the Prospectus.

No person has been authorized to give any information or to make any representations not contained in the Prospectus or in this SAI in connection with the offering made by the Prospectus, and, if given or made, such information or representations must not be relied upon as having been authorized by a Fund or its distributor. The Prospectus and this SAI do not constitute an offering by a Fund or its distributor in any jurisdiction in which such offering may not lawfully be made.

The "Neuberger Berman" name and logo are service marks of Neuberger Berman, LLC. "Neuberger Berman Management Inc." and the Funds named in this SAI are either service marks or registered trademarks of NB Management. ©2003 Neuberger Berman Management Inc. All rights reserved.

TABLE OF CONTENTS

INVESTMENT INFORMATION

Investment Policies and Limitations  4

Temporary Defensive Positions  4

Rating Agencies  8

Investment Insight  8

Additional Investment Information  28

PERFORMANCE INFORMATION  66

TRUSTEES AND OFFICERS&  67

Information about the Board of Trustees  69

Information about the Officers of the Trust  73

The Board of Trustees  74

Ownership of Securities  77

Independent Trustees Ownership of Securities  78

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES  79

INVESTMENT MANAGEMENT, ADVISORY AND ADMINISTRATION SERVICES  81

Management and Administration Fees  82

Expense Limitations  83

Management and Control of NB Management and Neuberger Berman  85

Sub-Adviser  86

Board Consideration of the Management and Sub-Advisory Agreements  86

Investment Companies Advised  87

DISTRIBUTION ARRANGEMENTS  89

Distributor  90

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION  92

Suspension of Redemptions 91

Redemptions in Kind  92

DIVIDENDS AND OTHER DISTRIBUTIONS  92

ADDITIONAL TAX INFORMATION  93

Taxation of Each Fund  93

PORTFOLIO TRANSACTIONS  98

CODE OF ETHICS  105

PORTFOLIO TURNOVER  105

REPORTS TO SHAREHOLDERS  105

INFORMATION REGARDING ORGANIZATION, CAPITALIZATION, AND OTHER MATTERS  105

CUSTODIAN AND TRANSFER AGENT  106

INDEPENDENT AUDITORS  106

LEGAL COUNSEL  107

REGISTRATION STATEMENT  107

FINANCIAL STATEMENTS  107

APPENDIX A: RATINGS OF CORPORATE BONDS AND COMMERCIAL PAPER  A-1

APPENDIX B: NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST  B-1

INVESTMENT INFORMATION

Each Fund is a separate series of the Trust, a Delaware business trust registered with the Securities and Exchange Commission ("SEC") as an open-end management investment company and organized on May 23, 1994. Each Fund seeks its investment objective by investing in accordance with its investment objective and policies. The Funds are managed by NB Management.

Prior to May 1, 2000, the Funds invested through a two-tier master/feeder structure. Rather than investing directly in securities, each Fund invested all of its assets in another fund that served as a corresponding "master series." All of the master series were separate series of an investment company named Advisers Managers Trust. The master series, in turn, invested in portfolio securities. Effective May 1, 2000, the Funds converted to a conventional one-tier structure. Each Fund redeemed its investment in its corresponding master series in return for delivery of the series' portfolio securities, at current net asset value, subject to the liabilities of the master series. Accordingly, each Fund received the investment securities of its corresponding master series and will continue to hold portfolio securities directly.

The following information supplements the discussion in the Prospectus of the investment objective, policies and limitations of each Fund. Unless otherwise specified, those investment objectives, policies and limitations are not fundamental and may be changed by the trustees of the Trust ("Trustees") without shareholder approval. The fundamental investment objectives, policies and limitations of a Fund may not be changed without the approval of the lesser of: (1) 67% of the total units of beneficial interest ("shares") of the Fund represented at a meeting at which more than 50% of the outstanding Fund shares are represented; or (2) a majority of the outstanding shares of the Fund. These percentages are required by the Investment Company Act of 1940 ("1940 Act") and are referred to in this SAI as a "1940 Act majority vote."

Investment Policies and Limitations

Each Fund has its own fundamental and non-fundamental investment policies and limitations, as discussed below.

For purposes of the investment limitation on concentration in a particular industry, NB Management determines the "issuer" of a municipal obligation that is not a general obligation note or bond based on the obligation's characteristics. The most significant of these characteristics is the source of funds for the repayment of principal and payment of interest on the obligation. If an obligation is backed by an irrevocable letter of credit or other guarantee, without which the obligation would not qualify for purchase under a Fund's quality restrictions, the issuer of the letter of credit or the guarantee is considered an issuer of the obligation. If an obligation meets the quality restrictions of a Fund without credit support, the Fund treats the commercial developer or the industrial user, rather than the governmental entity or the guarantor, as the issuer of the obligation, even if the obligation is backed by a letter of credit or other guarantee. Also for purposes of the investment limitation on concentration in a particular industry, both mortgage-backed and asset-backed securities are grouped together as a single industry and certificates of deposit ("CD") are interpreted to include similar types of time deposits.

Except for the limitation on borrowing and, with respect to Limited Maturity Bond Portfolio, the limitation on illiquid securities, any maximum percentage of securities or assets contained in any investment policy or limitation will not be considered to be exceeded unless the percentage limitation is exceeded immediately after, and because of, a transaction by a Fund. If events subsequent to a transaction result in a Fund exceeding the percentage limitation on borrowing, as applicable, or illiquid securities, NB Management will take appropriate steps to reduce the percentage of borrowings or the percentage held in illiquid securities, as may be required by law, within a reasonable amount of time.

The Fund's fundamental investment policies and limitations are as follows:

  Borrowing. Each Fund may not borrow money, except that a Fund may (i) borrow money from banks for temporary or emergency purposes and not for leveraging or investment (except for International Portfolio which may borrow for leveraging or investment) and (ii) enter into reverse repurchase agreements for any purpose; provided that (i) and (ii) in combination do not exceed 33-1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). If at any time borrowings exceed 33-1/3% of the value of a Fund's total assets, the Fund will reduce its borrowings within three days (excluding Sundays and holidays) to the extent necessary to comply with the 33-1/3% limitation.

  Commodities. Each Fund may not purchase physical commodities or contracts thereon, unless acquired as a result of the ownership of securities or instruments, but this restriction shall not prohibit a Fund from purchasing futures contracts or options (including options on futures and foreign currencies and forward contracts but excluding options or futures contracts on physical commodities) or from investing in securities of any kind.

  Diversification. Each Fund (except for Focus Portfolio and Real Estate Portfolio) may not, with respect to 75% of the value of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government, or any of its agencies or instrumentalities or securities issued by other investment companies) if, as a result, (i) more than 5% of the value of the Fund's total assets would be invested in the securities of that issuer or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer. Focus Portfolio and Real Estate Portfolio are non-diversified under the 1940 Act.

  Industry Concentration. Each Fund (except Real Estate Portfolio) may not purchase any security if, as a result, 25% or more of its total assets (taken at current value) would be invested in the securities of issuers having their principal business activities in the same industry. This limitation does not apply to purchases of (i) securities issued or guaranteed by the U.S. Government, or its agencies or instrumentalities, or (ii) investments by all Funds (except Partners Portfolio and International Portfolio) in certificates of deposit or bankers' acceptances issued by domestic branches of U.S. banks. Real Estate Portfolio may invest more than 25% of its assets in the real estate industry.

  Lending. Each Fund may not lend any security or make any other loan if, as a result, more than 33-1/3% of its total assets (taken at current value) would be lent to other parties, except in accordance with its investment objective, policies, and limitations, (i) through the purchase of a portion of an issue of debt securities, or (ii) by engaging in repurchase agreements.

  Real Estate. Each Fund may not purchase real estate unless acquired as a result of the ownership of securities or instruments, but this restriction shall not prohibit a Fund from purchasing securities issued by entities or investment vehicles that own or deal in real estate or interests therein, or instruments secured by real estate or interests therein. The Real Estate Portfolio may: (i) invest in securities of issuers that mortgage, invest, or deal in real estate or interests therein; (ii) invest in securities that are secured by real estate or interests therein; (iii) purchase and sell mortgage related securities; (iv) hold and sell real estate acquired by the Real Estate Portfolio as a result of the ownership of securities; and
  (v) invest in real estate investment trusts of any kind.

  Senior Securities. Each Fund may not issue senior securities, except as permitted under the 1940 Act.

  Underwriting. Each Fund may not underwrite securities of other issuers, except to the extent that a Fund, in disposing of portfolio securities, may be deemed to be an underwriter within the meaning of the Securities Act of 1933 ("1933 Act").

  Investment through a Master/Feeder Structure. Notwithstanding any other investment policy, each Fund may invest all of its net investable assets (cash, securities and receivables relating to securities) in an open-end management investment company having substantially the same investment objective, policies and limitations as the Fund. Currently, the Funds do not utilize this policy. Rather, each Fund invests directly in securities.

The following non-fundamental investment policies and limitations apply to all Funds unless otherwise indicated.

  Borrowing. (All Funds except International Portfolio). Each Fund may not purchase securities if outstanding borrowings, including any reverse repurchase agreements, exceed 5% of its total assets.

  Lending. Except for the purchase of debt securities and engaging in repurchase agreements, each Fund may not make any loans other than securities loans.

  Margin Transactions. Each Fund may not purchase securities on margin from brokers or other lenders except that a Fund may obtain such short-term credits as are necessary for the clearance of securities transactions. For all Funds margin payments in connection with transactions in futures contracts and options on futures contracts shall not constitute the purchase of securities on margin and shall not be deemed to violate the foregoing limitation.

  Illiquid Securities. Each Fund may not purchase any security if, as a result, more than 15% of its net assets would be invested in illiquid securities. Illiquid securities include securities that cannot be sold within seven days in the ordinary course of business for approximately the amount at which the Fund has valued the securities, such as repurchase agreements maturing in more than seven days.

  Investments in Any One Issuer. (Focus and Real Estate Portfolios). At the close of each quarter of the Fund's taxable year, (i) no more than 25% of its total assets will be invested in the securities of a single issuer, and (ii) with regard to 50% of its total assets, no more than 5% of its total assets will be invested in the securities of a single issuer. These limitations do not apply to U.S. government securities, as defined for tax purposes, or securities of another regulated investment company.

  Foreign Securities. (Guardian, Partners, Real Estate, and Socially Responsive Portfolios). These Funds may not invest more than 10% of the value of their total assets in securities of foreign issuers, provided that this limitation shall not apply to foreign securities denominated in U.S. dollars, including American Depositary Receipts ("ADRs").

  Pledging. (Guardian Portfolio). The Fund may not pledge or hypothecate any of its assets, except that the Fund may pledge or hypothecate up to 5% of its total assets in connection with its entry into any agreement or arrangement pursuant to which a bank furnishes a letter of credit to collateralize a capital commitment made by the Fund to a mutual insurance company of which the Fund is a member.

  The other Funds are not subject to any restrictions on their ability to pledge or hypothecate assets and may do so in connection with permitted borrowings.

  Social Policy. (Socially Responsive Portfolio). The Fund may not purchase securities of issuers who derive more than 5% of their total revenue from alcohol, tobacco, gambling or weapons, or that are involved in nuclear power.

  Debt Securities. (Limited Maturity Bond Portfolio). The Fund shall normally invest at least 80% of its net assets, plus 80% of any borrowings for investment purposes, in bonds and other debt securities. The Fund will not alter this policy without providing at least 60 days' prior notice to shareholders.

  Mid-Cap Companies. (Mid-Cap Growth Portfolio). The Fund shall normally invest at least 80% of its net assets, plus 80% of any borrowings for investment purposes, in common stocks of mid capitalization companies. The Fund will not alter this policy without providing at least 60 days' prior notice to shareholders.

  Real Estate Companies. (Real Estate Portfolio). The Fund shall normally invest at least 80% of its net assets, plus 80% of any borrowings for investment purposes, in equity securities issued by real estate investments trusts and common stocks and other securities issued by real estate companies. The Fund will not alter this policy without providing at least 60 days' prior notice to shareholders.

Temporary Defensive Positions

For temporary defensive purposes, each Fund (except Socially Responsive and International Portfolios) may invest up to 100% of its total assets in cash or cash equivalents, U.S. Government and Agency Securities, commercial paper, money market funds and certain other money market instruments, as well as repurchase agreements collateralized by the foregoing. Limited Maturity Bond and Balanced (debt securities portion) Portfolios may adopt shorter than normal weighted average maturities or durations. Yields on these securities are generally lower than yields available on the lower-rated debt securities in which Limited Maturity Bond and Balanced (debt portion) Portfolios normally invests.

Any part of Socially Responsive Portfolio's assets may be retained temporarily in investment grade fixed income securities of non-governmental issuers, U.S. Government and Agency Securities, repurchase agreements, money market instruments, commercial paper, and cash and cash equivalents when NB Management believes that significant adverse market, economic, political, or other circumstances require prompt action to avoid losses. Generally, the foregoing temporary investments for Socially Responsive Portfolio are selected with a concern for the social impact of each investment.

For temporary defensive purposes, International Portfolio may invest up to 100% of its total assets in short-term foreign and U.S. investments, such as cash or cash equivalents, commercial paper, short-term bank obligations, government and agency securities, and repurchase agreements. International Portfolio may also invest in such instruments to increase liquidity or to provide collateral to be held in segregated accounts.

Pursuant to an exemptive order received from the SEC, each Fund also may invest up to 25% of its total assets in shares of a money market fund managed by NB Management to manage uninvested cash and cash collateral received in connection with securities lending.

Rating Agencies

Each Fund may purchase securities rated by Standard & Poor's Ratings Group ("S&P"), Moody's Investors Service, Inc. ("Moody's"), or any other nationally recognized statistical rating organization ("NRSRO"). The ratings of an NRSRO represent its opinion as to the quality of securities it undertakes to rate. Ratings are not absolute standards of quality; consequently, securities with the same maturity, duration, coupon and rating may have different yields. Although the Funds may rely on the ratings of any NRSRO, the Funds mainly refer to ratings assigned by S&P and Moody's, which are described in Appendix A to this SAI. The Funds may also invest in unrated securities that are deemed comparable in quality by NB Management to the rated securities in which the Funds may permissibly invest.

Investment Insight

Limited Maturity Bond and Balanced (debt securities portion) Portfolios are designed with varying degrees of risk and return based on the duration and/or maturity of each Fund. Duration measures a bond's exposure to interest rate risk. Duration incorporates a bond's yield, coupon interest payments, final maturity and call features into one measure. In general, the longer you extend a bond's duration, the greater its potential return and exposure to interest rate fluctuations.

Limited Maturity Bond and Balanced (debt securities portion) Portfolios seek a higher income but can experience more price fluctuation. Their portfolio of bonds has a maximum average duration of four years. A more detailed discussion of each Fund follows. In all cases, these Funds pursue attractive current income with varying levels of risk to principal and differ according to their investment guidelines. These guidelines include maturity or duration, type of bonds, and the credit quality of these bonds.

Fasciano Portfolio

Investment Program

As a small-cap core fund, the Fund invests in both value and growth stocks.

In advertisements, the Fund's allocation to a particular market sector(s) may be discussed as a way to demonstrate how the portfolio manager uncovers stocks that he perceives to fit the Fund's investment parameters. These discussions may include references to current or former holdings of the Fund.

Bring Balance to Your Small-Cap Investing: Fasciano Portfolio
Seeking Balance through Small-Cap Blend

Fasciano Portfolio seeks to invest in small, undervalued but growing companies, patiently holding them long term until they blossom. To find these stocks, the fund's portfolio manager, Michael Fasciano, looks for small companies that exhibit a blend of growth and value characteristics-high earnings growth potential, but trading at reasonable prices relative to their growth. He also looks for catalysts that he expects will improve a company's fundamentals and its stock price, such as a positive management change or a new product.

Fasciano Portfolio investors can expect:

A balanced approach to small-cap investing

An emphasis on companies with staying power

Hands-on research

The Fund's blended investment approach seeks to lower risk by diversifying across companies and industries with growth and value characteristics. It also provides a core small-cap foundation for adding other asset classes and investment styles, and may complement more aggressive investments within a diversified portfolio.

QUOTE: "I practice small-cap investing for the 'faint of heart.' By investing for the long term in rapidly-growing companies with reasonable stock prices, I intend to balance the considerable rewards of small-caps with their higher risks."

--Michael Fasciano, Portfolio Manager, Fasciano Portfolio

A Disciplined Investment Style

Fasciano attributes his investment success to a highly disciplined stock selection technique. He focuses on smaller companies with market capitalizations of less than $1.5 billion. From this pool, he searches for reasonably priced stocks that he believes can increase earnings by 15% to 25% annually over the next three to five years. Fasciano believes that in the long run, consistently investing in stocks with a combination of growth and value characteristics can provide very good returns.

Fasciano seeks companies with established franchises and long product cycles that will help sustain growth and maintain profit margins. His disciplined approach includes a six-point stock-picking approach that emphasizes: low debt, strong cash flow, consistent profitability, significant inside ownership, high annual earnings growth, and reasonable valuations.

Small Companies, Small Plane, but Big Potential: Hands-on Research

A small-cap blend strategy requires extensive, in-depth research. Fasciano believes in taking a hands-on approach to the challenge. Several times a week, he pilots his own airplane to visit with the management of small companies around the country. His top priority is to determine the business climate for the company, but he also digs for information that indicates strong or improving long-term trends.

Risk Management

Small-caps' high potential rewards do not come without certain risks. Small companies may display higher levels of volatility and less liquidity than larger-sized companies. To help manage these risks, Fasciano concentrates on careful portfolio construction, building the portfolio from the bottom up, stock by stock. He typically diversifies assets across 60 to 80 individual stocks in a variety of industries, making a special effort to avoid highly volatile businesses.

A strong sell discipline is an important aspect of risk management. That's why Fasciano carefully reviews stocks that have hit his target price. Stocks also become candidates for sale if a company management fails to execute its growth strategy or if revenue/earnings fall below expectations for an extended period.

Investment Process Summary
Stock Universe	Selection Criteria	Diversified Portfolio

Small-cap Blend	Six-step approach	60-80 Stocks

Meet the Manager
Michael Fasciano, CFA: Portfolio Manager, Fasciano Portfolio

Michael Fasciano, Fasciano Portfolio Manager, joined the firm in March 2001 when Neuberger Berman acquired the Fasciano Company, advisor to Fasciano Fund, a small-cap blend mutual fund. Fasciano, a highly respected Chicago-based money manager, launched his Fund in November 1988.

A native of Queens, New York, Fasciano earned a B.S. and a MBA from the University of Wisconsin. He began his career as a securities broker in Milwaukee and in 1983 moved to Chicago, where he worked as an analyst for BCS Financial Corp., before starting his own investment firm. Fasciano is a member of the Investment Analysts Society of Chicago and holds the distinction of Chartered Financial Analyst. In his free time, Fasciano enjoys reading, golfing and piloting his plane.

Thinking Small Can Lead to Big Opportunities

Throughout history, small companies with entrepreneurial spirit and innovative ideas have reshaped the world. Today's corporate giants like Microsoft, Wal-Mart, IBM and Coca-Cola began with a simple idea or a unique product and turned it into a great enterprise. Not every small company will grow to the sky, but the good ones can turn in year after year of steady growth. Well-managed small companies tend to be close to their customers. They're often more agile than huge corporations and can adapt to a changing business environment. And, because they're less well known than larger companies, these hidden gems may fall below Wall Street's radar.

As with any investment that has the potential for high rewards, there are inherent risks associated with small-cap investing. Many small firms lack financial resources, which makes them vulnerable. Some fall prey to over-ambitious growth plans. But we believe that in-depth research can identify the strongest candidates. Fasciano Portfolio aims to find small companies with staying power.

Chart Caption: Adding Small-Caps May Strengthen Returns

Funds that include small-cap exposure offer the potential for increased long-term growth.

Source: Ibbotson Associates and Lehman Brothers.1 Note: The hypothetical portfolios were rebalanced annually. The chart above is for illustration purposes only and not intended to show the performance of any Fund.

Why Invest in Small-Cap Blend?

Whether you're saving for a child's education, your own retirement, or another long-term goal, a small-cap blend fund may help you reach your target. The Fasciano Portfolio's approach to small-cap blend:

3 Seeks lower risk by diversifying across companies and industries with growth and value characteristics

3 Maintains a consistent style; doesn't attempt to ride growth or value cycles

3 Provides a core small-cap foundation to which you can add other asset classes and investment styles

3 Complements more aggressive investments within your portfolio

________________________

1  The Lehman Aggregate Bond Index is an unmanaged index generally representative of intermediate-term government bonds, investment grade corporate debt securities and mortgage-backed securities. Large-cap stocks are defined as the S&P 500 Index, a market-value weighted index of 500 blue-chip stocks; it is considered to be a benchmark of the overall stock market. Small-cap stocks are defined as a portfolio of stocks represented by the fifth capitalization quintile of stocks on the New York Stock Exchange (NYSE) for 1976-1981 and the performance of the Dimensional Fund Advisors (DFA) Small Company Fund thereafter. The fund is a market value-weighted index of the ninth and tenth deciles of the NYSE, plus stocks listed on the American Stock Exchange (AMEX) and the over-the-counter market (OTC) with the same or less capitalization as the upper boundary of the NYSE ninth decile.

Upside Potential With Downside Protection

Fasciano Portfolio's strategy has proven its worth, especially during unkind markets.
Of course, past performance is no guarantee of future results.

Yearly Returns
	Fasciano1 (Investor Class)	Russell 2000[2]
1989	22.45%	16.26%
1990	-1.18%	-19.48%
1991	35.08%	46.04%
1992	7.67%	18.41%
1993	8.08%	18.88%
1994	3.68%	-1.82%
1995	31.12%	28.45%
1996	26.54%	16.49%
1997	21.51%	22.36%
1998	7.19%	-2.55%
1999	6.16%	21.26%
2000	1.70%	-3.02%
2001	4.46%	2.49%
2002	-8.67%	-20.48%

_________________
1

  The Fund has an investment objective, policies, limitations, and strategies substantially similar to those of, and the same portfolio manager as, the Neuberger Berman Fasciano Fund. The information presented above is for the Neuberger Berman Fasciano Fund (and its predecessor investment company the Fasciano Fund, Inc.) (collectively, the "Fasciano Fund") and not the Fasciano Portfolio, which holds investments which are separate and distinct from the Fasciano Fund. -8.67%, 2.00%, and 9.57% were the average annual total returns for the 1-, 5- and 10- year periods ended 12/31/02. Performance data quoted represents past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that the shares, when redeemed, may be worth more or less than their original cost. This performance information does not reflect insurance product expenses or distribution fees. If such fees and expenses were included, the performance of the Fund would be lower.

Note: 1989 was the first full year of operation for the Fasciano Fund.

  Note: At the close of business on March 23, 2001, Neuberger Berman Fasciano Fund acquired all of the assets and assumed all the liabilities of Fasciano Fund, Inc. Performance information prior to March 24, 2001 is that of the Fasciano Fund, Inc.

2	The Russell 2000 Index is an unmanaged index of U.S. Small-Cap Stocks.

Growth Stocks. Value Stocks. Can't decide? Try Small-Cap Blend

Many small-cap mutual funds look for stocks based on a style of investing: either growth or value. Growth funds generally look for stocks among the economy's fastest growing sectors, which have recently included technology and biotechnology. They are willing to pay higher prices for stocks with high growth potential. On the other hand, value funds like to shop for a good bargain. They too want to find growing companies, but seek less expensive entry points, usually among the stocks of companies in out-of-favor industries, or those suffering from short-term earnings concerns.

Can't decide which style is right for you? Now there's no need to choose. Fasciano Portfolio targets the "sweet spot" between small-cap growth and small-cap value investing. This small-cap blend fund helps you balance the higher risks of investing in fast-growing companies with a more conservative style of hunting for bargain-priced stocks, by maintaining characteristics of both growth and value investing.

Deciding between small-cap growth and value just got easier. Fasciano Portfolio

The Fund may not be suitable for you if you have a short-term investment horizon or are unwilling to accept fluctuations in share price, including significant declines of a given period. Although the Fund primarily will invest in companies on a long-term basis, from time to time, the Fund may invest on a short-term basis or may sell within a few months securities that it originally had intended to be a long-term investment if the security no longer meets the quality or valuation requirements of the Fund. The Fund generally will seek to be fully invested in common stocks. However, at times, the manager may invest a large portion of the Fund's assets in cash if the manager is unable to locate and invest in a sufficient number of companies that meet the Fund's quality and valuation requirements.

Focus Portfolio

Investment Program

The Fund seeks long-term growth of capital and invests principally in common stocks selected from 13 multi-industry sectors of the economy. To maximize potential return, the Fund normally makes at least 90% or more of its investments in not more than six sectors it identifies as undervalued. The Fund may invest significantly in fewer than six sectors.

Emphasis on quality, undervalued companies of all market capitalizations

The portfolio manager selects companies with solid fundamentals that he considers undervalued by the marketplace. Specifically, he looks for industry leaders with above-average earnings, established market niches, and sound future business prospects. He believes these types of organizations come in all sizes; therefore, he does not limit his selections to any particular capitalization range.

A concentrated Fund

In addition to his value bias, the portfolio manager concentrates his efforts on no more than six out of 13 possible economic sectors. Although the Fund is built one stock at a time, he has found that the conditions leading to an individual stock being undervalued similarly affect other companies in the same industries or sectors. Thus, an emphasis on relatively few sectors is a natural outgrowth of the Fund's stock selection process. The portfolio manager will not invest more than 25% of total assets in companies having their principal business activity in the same industry.

To the extent the Fund invests more heavily in one sector, it thereby presents a more concentrated risk. A sector may have above average performance during particular periods, but individual sectors also tend to move up and down more than the broader market, and the several industries that comprise a sector may all react in the same way to economic, political and regulatory events. The principal risks affecting each sector are discussed in the Prospectus.

Bottom-up, value-oriented stock selection process

The portfolio manager's bottom-up approach focuses on stocks that are currently out of favor due to temporary setbacks. He also likes stocks that have been largely ignored by Wall Street, but that he believes still offer good long-term growth potential. He prefers to buy companies that are industry leaders, not those that he believes are undervalued for good reasons such as poor management or limited growth prospects. Ideal investment candidates are financially sound companies that have little or no debt and exhibit high returns on equity.

Thorough research effort

The portfolio manager believes it's the management teams that drive companies and how they react to changes in their respective industries. As he explains, "The only way to come to those conclusions is to meet with the people behind the stocks we like." Furthermore, he does not rely on a company's initial merits after its stock has been purchased. Instead, he prefers to revisit its fundamentals regularly and then, as a reality check, look back at the company's performance to see if it's consistently delivering.

Investment Process

Qualitative Analysis
.	Meeting with Company Executives One-on-One
.	Monitor Exposure to Economic Conditions
.	Interest Rate Changes
.	Sector Analysis
.	Stock Universe
.	Quantitative Analysis

  Focus Investors Can Expect:

.	Emphasis on quality, undervalued companies of all market capitalizations
.	A targeted investment approach
.	Bottom-up, value-oriented stock selection process
.	Thorough research efforts

Investment Insight

The investment approach for the Focus Portfolio involves looking for companies that have low price-to-earnings ratios, solid balance sheets, and strong management. The portfolio manager often finds that these companies are concentrated in certain sectors of the economy, which prompts him to look further within these sectors for other companies that meet his criteria.

Growth, Mid-Cap Growth, and Balanced (equity securities portion) Portfolios

Quote: "We believe that success in the mid-cap area of the market depends on identifying stock-specific inefficiencies. That's why we emphasize individual company analysis." says Jon Brorson, Portfolio Manager and Team Leader of the Growth Equity Group.

      Investment Program

The managers employ a disciplined investment strategy when selecting mid-cap growth stocks. Using fundamental research and quantitative analysis, they look for fast-growing companies with above average sales and competitive returns on equity relative to their peers. In doing so, the managers analyze such factors as financial condition, market share and competitive leadership of the company's products, earnings growth relative to competitors, market valuation in comparison to a stock's own historical norms and the stocks of other mid-cap companies.

Experienced Management

Jon D. Brorson, CFA
  Portfolio Manager and Growth Team Leader
  Before Neuberger Berman: Senior Vice President and Director, Active Equity, Institutional Asset Management, Northern Trust
  DePaul University, M.B.A.
  North Park College, B.A.
  22 years industry experience

Kenneth J. Turek, CFA
  Portfolio Manager
  Before Neuberger Berman: Vice President and Senior Portfolio Manager, Institutional Asset Management, Northern Trust
  DePaul University, M.B.A.
  University of Wisconsin-Madison, B.A.
  18 Years Industry Experience

A Three-Step, Multidimensional Investment Process

The Growth Group works as a team, seeking to take advantage of market inefficiencies at three levels: 1) the factor level, 2) the sector level, and 3) the security level. To make decisions at each level, the team uses both quantitative and fundamental analysis, tempered by professional judgment. Factor analysis is a top-down process that seeks to structure the portfolio relative to important characteristics such as capitalization, earnings variability, earnings growth and relative strength. Sector analysis seeks to weight sectors and industries relative to the appropriate benchmark. Factor and sector analyses provide the framework for individual security selection. At this level, quantitative screens help identify potential candidates based on growth characteristics. These characteristics include: earnings growth, revenue growth, debt to equity, earnings consistency and return on equity (ROE).

Emphasis on Fundamental Security Analysis

Fundamental security analysis is critical to the investment process and determines final stock selection. The team seeks to thoroughly understand the source and sustainability of a company's earnings growth and the marketplace in which it is operating before buying its stock. They look for companies at attractive valuation levels with strong above-average earnings and revenue growth, healthy balance sheets, and management whose interests are aligned with shareholders. In addition, the team seeks to identify a catalyst for appreciation. If the team identifies a catalyst for future growth that the current stock price does not reflect, the stock becomes a prime candidate for the portfolio.

Focus on Risk Management and a Strong Sell Discipline

Risk management is intertwined into the entire portfolio construction process. Understanding portfolio characteristics and performance relative to the appropriate benchmark is an ongoing iterative process. The team uses portfolio management tools to identify and manage underlying risk in the portfolio. In addition to this process, major portfolio sector weightings are limited to a minimum of half and no more than twice the benchmark weighting. Individual holdings are limited to 5% of total net assets. The Growth Group is quick to sell stocks that are not meeting expectations. Stocks may also be sold if an expected catalyst for appreciation does not come to fruition, or if a company materially misses earnings estimates, or if a better investment candidate is identified.

Investment Process

Step 1: Initial Universe
  Stocks between $2 billion and $12 billion in market capitalization

Step 2: Fundamental Screens

Fundamental Analysis

Step 3: Catalyst Identification

Step 4: Portfolio of 70 to 100 stocks

Investment Insight

We believe that mid-cap growth stocks have excellent capital appreciation potential. Our disciplined, multi-level investment approach helps us identify attractively priced, high quality mid-cap companies in the economy's most dynamic growth industries. We believe our consistent portfolio management process, which includes a constant focus on risk management and a strong selling discipline, helps moderate risk and gives us the potential to produce more consistent returns.

Guardian Portfolio

Portfolio Manager

Arthur Moretti
15 years industry experience

Research-Driven, Valuation-Sensitive Investing

Portfolio manager Arthur Moretti uses fundamental, bottom-up research to seek mid- to large-capitalization stocks with the potential to double in value over a three to five year period. He looks for companies with a record of solid profitability and excellent management teams, with stock prices that are undervalued relative to their potential.

He builds the portfolio one stock at a time, establishing an investment premise and specific expectations for each holding that he monitors on an ongoing basis.

Investment Process

The investment process begins by building a prospect list of value stocks from the universe of stocks that are greater than $1 billion in market capitalization. To narrow the list of potential candidates, this universe is screened by industry group to identify companies with the greatest balance sheet strength. Further valuation screens identify stocks that appear reasonably priced, based on forward price-to-earnings and price-to-cash flow ratios. Moretti focuses on each company's track record and profitability. As he puts it, "I want to own good businesses when their equities are attractively valued, not cheap assets."

Once Moretti has identified a manageable list of potential candidates, he begins an intensive research process to thoroughly understand each company's unique industry dynamics, including its competitive environment and long-term trends. He also examines management's track record of success, focusing particular attention on corporate governance as it affects management incentives and financial reporting standards. In this phase, he seeks to fully understand a company's business model, its earnings power, and the source and sustainability of its competitive advantage.

Moretti then develops an investment premise on companies of particular interest before they enter the portfolio, setting clear milestones for the development of the business. In this step, he identifies quantitative and qualitative measures to track the company's progress on a discrete timeline. In this way he can monitor the progress of each company's business day to day, determining whether it is a candidate for buying, selling, or further monitoring.

Portfolio Construction and Risk Management

Moretti's research-driven process results in a diversified portfolio of approximately 40 holdings from a variety of industries. He limits initial investments in any one company to no more than 3% to 5% of portfolio assets at the time of purchase, and maximum industry exposure to 20% of portfolio assets. To help manage risk, he aims to keep the price-to-earnings ratio of the portfolio below the market average.

Sell Discipline

Stocks become candidates for sale if they fail to meet milestones, reach pre-determined price targets, or if their fundamentals deteriorate. Moretti will also consider selling a stock if changing fundamentals undermine the original investment premise. Stocks with unfavorable risk/return characteristics may be sold to make room for new ideas that he believes offer a better risk/return profile.

Portfolio of               =    Portfolio Construction    =        Quantitative and Qualitative
approximately                and Risk Management                 Financial Screens
40 stocks                                                                               Develop Investment Premise

International Portfolio

Investment Program

Seeks long-terms growth of capital by investing primarily in common stocks of foreign companies of any capitalization, including companies in developed and emerging industrialized markets. Investments in well-managed companies that show potential for above-average growth or whose stock price is undervalued.

A bottom-up approach that puts company fundamentals in perspective

The portfolio co-manager's bottom-up approach seeks well-managed companies that exhibit strong fundamentals, such as attractive cash flows, strong balance sheets, and solid earnings growth. While their bottom-up style drives the overall investment process, they also believe it is important to put a company's fundamentals in perspective. To do this, the portfolio co-managers factor in the economic, political, and market landscape of investment candidate's home markets. As one manager explains, "We are value-added investors, not "Closet" indexers. We will overweight the portfolio with securities from countries we believe have the best investment potential and underweight those we think have limited prospects."

A Blend of Growth and Value Investment Styles.

The portfolio co-managers use a blend of styles to reduce the risks of significant losses when a particular style falls out of favor with investors. The growth component highlights rapidly growing companies in niche industries with unique products or services, while the value component focuses on undervalued, out-of-favor companies that they believe are poised for a turnaround.

High potential rewards with commensurate risks.

The Fund primarily invests in equity securities of developed countries, but will consider emerging markets as well. While the potential rewards are high, so are the associated risks. Foreign markets are often less developed and foreign governments and economic infrastructures may not be as stable compared to the U.S. Other international risks, such as currency exchange rate and interests rate fluctuations, could result in greater volatility than domestic funds.

An added level of diversification.

Domestic and foreign markets generally do not all move in the same direction at the same time and are subject to different sets of risk factors. Investors with exposure to more than a single market can potentially offset losses in one market with gains in another. While foreign markets can be inherently risky, investors who include international securities in their portfolios can benefit from an additional layer of diversification along with the potential for long-term growth.

Investors can expect:
.	A bottom-up approach that puts company fundamentals in perspective
.	A blend of growth and value investment styles
.	High potential rewards with commensurate risks
.	An added level of portfolio diversification

Investment Insight

In identifying attractive stocks from among the many thousands currently available outside the U.S., it's important to have a clear strategy. The International Portfolio's bottom-up approach evaluates stocks on their fundamentals, using both growth and value criteria, while also considering larger scale economic factors.

Annual Total Returns for EAFE and S&P 500 (1986-2002)2
Year	2002	2001	2000	1999	1998	1997	1996	1995
S&P 500	-22.09%	-11.88%	-9.10%	21.04%	28.58%	33.35%	22.95%	37.53%
EAFE	-15.66%	-21.21%	-13.96%	27.30%	20.33%	2.06%	6.36%	11.55%

1994	1993	1992	1991	1990	1989	1988	1987	1986
1.32%	10.06%	7.61%	30.40%	-3.11%	31.63%	16.56%	5.25%	18.67%
8.06%	32.94%	-11.85%	12.50%	-23.20%	10.80%	28.59%	24.93%	69.94%

____________________

2. Total returns includes reinvestment of all dividends monthly and other distributions. The EFAE (R) Index, also known as the Morgan Stanley Capital International Europe, Australasia, Far East Index, is an unmanaged index of over 1,000 foreign stock prices and is translated into U.S. dollars. The S&P 500 Index is an unmanaged index generally considered to be representative of U.S. stock market activity. Indices do not take into account brokerage commissions or other fees and expenses of investing in the individual securities that they track. Data about the performance of these indices are prepared or obtained by NB Management.

Of course, these historical results may not continue in the future. Investors should keep in mind the greater risks inherent in foreign markets, such as currency exchange fluctuations, interest rates, and potentially adverse economic and political conditions.

Limited Maturity Bond and Balanced (debt securities portion) Portfolios

The Funds seek the highest available current income consistent with liquidity and low risk to principal; total return is a secondary goal. They invest in investment-grade bonds and other debt securities from U.S. government and corporate issuers.

Investors can expect:

.	Actively managed portfolio duration
.	Credit selection with a value bias
.	Risk reduction through diversification

Actively managed portfolio duration. The portfolio co-managers attempt to increase income and preserve or enhance total return by actively managing average portfolio duration. As one manager explains. "Historically, limited maturity portfolios have been able to deliver much of the yield available in the investment-grade bond market with reduced volatility." Of course, there is no assurance that past results will continue in the future. By keeping average duration at four years or less, under normal circumstances, the managers attempt to reduce the higher level of volatility that is generally associated with bonds of longer duration. Duration is the measure of how bond prices respond to shifts in interest rates, taking into account maturity, coupon, call protection, and other factors. In general, the longer a security's duration, the higher the yield and the greater the volatility.

Credit selection with a value bias. As part of their credit selection process, the portfolio co-managers monitor national trends in the corporate and government securities markets, including a range of economic and financial factors. If particular sectors of the bond market appear relatively inexpensive, the managers may increase the Fund's exposure in those sectors and decrease exposure in other sectors. Specifically, they look for short- to intermediate-term securities that appear underpriced compared to bonds of similar structure and securities, the managers look for companies in sound financial condition that may not be well known to the majority of investors.

Risk reduction through diversification. In an attempt to reduce credit risk, the portfolio diversifies among many different issuers and types of securities. The portfolios invests mainly in investment-grade bonds and other debt securities from U.S. government and corporate issuers. In an effort to enhance yield and add diversification, it may also invest up to 10% of net assets in securities that are below investment-grade, provided that, at the time of purchase, they are rated at least B by Moody's or Standard & Poor's, or unrated securities managers believe, "The incremental yield compensates for the additional political and economic risks we take on." On occasion, they may also place a portion of assets in foreign securities, which could cause greater movements in the Fund's share price.

Partners Portfolio

Investment Program

The Fund manager invests principally in the stocks of mid- to large-cap companies that he believes are selling for less than their intrinsic value. He concentrates on companies that other investors have shunned, but in his view are poised for major improvement. The Fund manager's intensive, research-driven process searches for catalysts that will lead to a change in investors' perceptions.

A Focus on Anticipating Changes in Investor Perception

The Fund manager searches for stocks that he believes are selling for less than the underlying company's intrinsic value. That's why his stock selection process focuses on identifying companies that he believes are poised to demonstrate positive change, such as a change in management, or a successful new product. These catalysts can give rise to a shift in investor perception, which can lead to the revaluation of an undervalued security. When the Fund manager buys a stock, he is literally buying partial ownership of a business, not just a piece of paper.

Attractive Stocks at Reasonable Prices

The Fund manager uses a two-part screening process to identify potential stock purchases. The first part consists of financial screens that select only those stocks that are inexpensive based on several traditional measures of value, such as low price-to-earnings and cash flow ratios. Low price is not enough, however; the Fund manager also looks for high return on capital. The second part of the process is a qualitative evaluation of significant changes occurring within a company's business, such as new management, new corporate strategies, improving financials, or shareholder-based incentive plans. The Fund manager focuses on buying the stocks of good businesses that are undergoing positive changes, at reasonable prices.

Intensive, In Depth Research

To uncover specific catalysts for change in investors' perceptions, the Fund manager builds an information network around a company. This information network is designed to gauge the company's future growth prospects, understand investors' current perceptions, and identify other factors that have not yet been recognized by the majority of investors. Stocks that meet his criteria up to this point go through a rigorous valuation model intended to produce a list of companies with the most compelling risk/reward story. The Fund manager buys securities that he believes have the highest risk-adjusted return potential; stocks that fall short are placed on a list for monitoring.

Investment Process

Portfolio Addition/Monitor List

Portfolio Valuation Model

Identify Catalysts for Change

Systematic Screenings

  Qualitative Analysis

  Financial Analysis

Partners Investors Can Expect:
  A focus on anticipating changes in investor perception

  Intensive, in-depth research

  Attractive stocks at reasonable prices

Investment Insight

The Fund manager seeks companies he believes are undervalued where there are changes underway that can give rise to improved investor perception. His strategy pays off whenever the valuation gap closes.

Real Estate Portfolio

Investment Insight

The following interview was conducted with Steven R. Brown, the portfolio manager of the Fund:

1.What are the key factors you consider when researching and selecting potential investments?

Our investment process consists of four major elements: macro research, property sector research, company research, and portfolio management. The process combines both top-down and bottom-up approaches and balances fundamental real estate and securities analysis.

We seek catalysts that may help us outperform our benchmark. The catalyst could affect relative property sector valuation and/or individual security selection. Catalysts for change can include new management, new business strategies, acquisitions, consolidation within an industry, or improving fundamentals. Of course, we are alert to the fact that these transition points in the life of a company can present new risks.

2.What makes your investment strategy unique?

Our investment approach is distinct in that we use an objective combination of traditional securities analysis and direct real estate analysis, while placing great emphasis upon the property sector weightings. We generally adhere to a strict valuation methodology - price to net asset value per share, cash flow multiple versus growth rate and relative valuation - which guides our buy and sell decisions.

3.What are your criteria for selling?

Before we buy a stock, we establish our estimate of net asset value and target valuation. A stock may become a candidate for sale due to its target price being reached, negative fundamental developments, overvaluation or modifications to our portfolio strategy. Changes in a company's financial status, strategic direction or real estate portfolio may prompt us to consider a sale. We may sell a security while the fundamental factors remain positive if a security appears overvalued based upon our valuation models and our judgment. In such cases, we will first explore whether there has been a positive development for the company. If no change in fundamentals or capital market factors justifies the new valuation, we will reduce that holding's weighting.

4.How do you seek to maintain the fund's performance during different kinds of market conditions?

We currently intend to be fully invested in REITs at all times. We also have the ability to position the portfolio for success in various economic scenarios. If we need to take a defensive position due to a slowing economy, we would increase our exposure to the less economically sensitive property types (Healthcare, Industrial and Community Shopping Centers). In a robust economy we would increase our exposure to the more economically sensitive property types (Regional Malls, Office, Hotels and Apartments). We do not, however, time the market. We are always invested in REITs; our property sector weightings will indicate our outlook for the economy and the REIT market. Of course, we have the ability to invest in government bonds for defensive purposes, just like every other mutual fund, but that is not our preferred approach in difficult times.

5.Are you looking at potential investments differently today given recent events ranging from Enron's accounting scandal to the war on terrorism?

We continue to scrutinize investments intensely throughout the investment process. We review joint venture investments and other off-balance sheet activity continuously. We have a heightened sensitivity to a 'complexity discount' as a result of complex business strategies and the complex balance sheets and income statements they create. We have also spent time assessing 'high profile' property risk because some high profile real estate assets have had difficulty attaining reasonably priced property and casualty insurance. One benefit of REITS is that these risks are managed through a diversified portfolio.

6.If there is a turnover in fund management, what safeguards are in place to maintain continuity of the fund's style?

We emphasize quantitative screening in our investment process. We continuously refine our investment models, so that the output (investment decisions) is simple to execute and strengthens our style continuity. This disciplined approach to buying and selling places emphasis on the accuracy of the input while minimizing digression from the output.

Regency Portfolio

Investment Program

Seeks growth of capital by investing mainly in common stocks of mid-capitalization companies. The Fund seeks to reduce risk by diversifying among different companies and industries.

Mid-cap companies with market leadership

Regency's portfolio manager searches the mid-cap stock universe for companies with a dominant market share in their industry. Historically, businesses with market leadership have delivered significant returns for shareholders over the long term. While this may not always be the case, discovering such middle-weight champions before the rest of Wall Street does can yield substantial payoffs for investors. Of course, there can be no assurance that the manager will select the right stocks every time. Remember that the stocks of mid-cap companies may be more volatile, and entail more risk, than the stocks of larger companies.

Bottom-up approach to stock selection

The portfolio manager's extensive bottom-up approach begins with financial screens that are used to search for undervalued securities with compelling fundamentals. Then, in-depth company and industry analyses are conducted, followed by interviews with company management and their competitors, customers, and suppliers. In this stage, reviewing strategic plans and evaluating management are critical steps. After applying these financial and qualitative screens the portfolio manager then seeks to identify a catalyst for change that could improve a stock's valuation. These catalysts are generally managerial, operational, structural or financial in nature and include changes in company management, new corporate strategies, changes in the business mix, and improving financials, among others. The remaining candidates are then ranked on a risk/reward basis. Stocks with the most compelling risk/reward ratios are placed in the portfolio, while stocks that are currently not a good Fund fit, are placed on a monitor list for further evaluation.

Broad view of risk management

In order to reduce risk on the buy side, the manager looks for reasonably priced stocks, diversifies investments across an array of industries, and avoids making large sector bets. On the sell side, stocks are sold when they reach their price target, do not perform as expected, or are considered less attractive than other opportunities.
Investment Process
STOCK UNIVERSE Financial Analysis
VALUE STOCK UNIVERSE Qualitative Evaluation Catalyst for change
EXECUTIVE Proven Track Record Strategic Plan Inside Ownership
Regency Investors Can Expect: Mid-cap companies with market leadership Bottom-up approach to stock selection Broad view of risk management

Investment Insight

The portfolio manager's ultimate goal is to find undervalued companies that have not yet been discovered by the majority of investors, or better yet, to buy "great companies at a great price." He attempts to do this by focusing on the mid-cap segment of the market because it tends to be less followed than the large-cap segment by Wall Street analysts.

Socially Responsive Portfolio

Investment Program

Seeks long-term capital appreciation through investments primarily in securities of companies that meet both financial criteria and social policy. The portfolio co-managers initially screen companies using a value investing criteria, then look for companies that show leadership in major areas of social impact such as the environment, workplace diversity and employment.

Financially sound companies with a social conscience

The portfolio co-managers look for the stocks of mid- to large-cap companies that first meet their stringent financial criteria. Their social screens are then applied to these stocks. The ones considered worthy from a financial standpoint are then evaluated using a proprietary database that develops and monitors information on companies in various categories of social criteria. Ideal investment candidates are companies that show leadership in the areas of the environment, workplace diversity and employment. Other considerations are based on companies' records in other areas of concern, including public health, type of products, and corporate citizenship.

A traditional value approach

The portfolio co-managers' initial financial screens select companies using a traditional value approach. They look for undervalued companies with solid balance sheets, strong management, consistent cash flows, and other value-related factors, such as low price-to-earnings and low price-to-book ratios. Their value approach examines these price-to-earnings and low price-to-book ratios. Their value approach examines these companies, searching for those that may rise in price before other investors realize their worth. They strongly believe in helping investors put their money to work, while supporting companies that follow principles of good corporate citizenship.

An ever-evolving journey on the path to good corporate citizenship

The portfolio co-managers believe that most socially responsive investors are not utopians. They do not expect instant perfection, but rather look for signs that a company is evolving and moving toward a corporate commitment to excellence. As they put it, "Good corporate citizenship is one of those things that is a journey, not a destination. We've been working in this field for some time, and know that the social records of most companies are written in shades of gray. We are pleased to see that more and more companies are coming to realize that change is a positive force for them."

Investment Process

Social Policy

Quantitative Financial Criteria

.	Low Price-to-Earnings Ratio (relative & absolute)
.	Strong Balance Sheet
.	Free Cash Flow
.	Risk Management
.	Stock Universe
.	Focus Screens
Socially Responsive Investors can expect:
.	Financially sound companies with a social conscience
.	A traditional value approach
.	An ever-evolving journey on the path to good corporate citizenship

Investment Insight

The portfolio co-managers believe that sound practices in areas like employment and the environment can have a positive impact on a company's bottom line. They look for companies that meet value-investing criteria and also show a commitment to uphold or improve their standards of corporate citizenship.

Additional Investment Information

Some or all of the Funds, as indicated below, may make the following investments, among others, some of which are part of the Funds' principal investment strategies and some of which are not. The principal risks of each Fund's principal strategies are discussed in the Prospectus. They may not buy all of the types of securities or use all of the investment techniques that are described. As used herein, "Equity Funds" refers to Balanced (equity securities portion), Fasciano, Focus, Growth, Guardian, International, Mid-Cap Growth, Partners, Regency and Socially Responsive Portfolios. "Income Funds" refers to Balanced (debt securities portion) and Limited Maturity Bond Portfolios. Each Equity Fund invests in a wide array of stocks, and no single stock makes up more than a small fraction of any Fund's total assets. Of course, each Fund's holdings are subject to change.

*      *      *

Illiquid Securities. (All Funds). Illiquid securities are securities that cannot be expected to be sold within seven days at approximately the price at which they are valued. These may include unregistered or other restricted securities and repurchase agreements maturing in greater than seven days. Illiquid securities may also include commercial paper under section 4(2) of the 1933 Act, as amended, and Rule 144A securities (restricted securities that may be traded freely among qualified institutional buyers pursuant to an exemption from the registration requirements of the securities laws); these securities are considered illiquid unless NB Management, acting pursuant to guidelines established by the Trustees, determines they are liquid. Generally, foreign securities freely tradable in their principal market are not considered restricted or illiquid even if they are not registered in the U.S. Illiquid securities may be difficult for a Fund to value or dispose of due to the absence of an active trading market. The sale of some illiquid securities by the Fund may be subject to legal restrictions which could be costly to the Fund.

Policies and Limitations. Each Fund may invest up to 15% of its net assets in illiquid securities.

Repurchase Agreements. (All Funds). In a repurchase agreement, a Fund purchases securities from a bank that is a member of the Federal Reserve System (or with respect to International Portfolio, from a foreign bank or a U.S. branch or agency of a foreign bank), or from a securities dealer, that agrees to repurchase the securities from the Fund at a higher price on a designated future date. Repurchase agreements generally are for a short period of time, usually less than a week. Costs, delays, or losses could result if the selling party to a repurchase agreement becomes bankrupt or otherwise defaults. NB Management monitors the creditworthiness of sellers. If International Portfolio enters into a repurchase agreement subject to foreign law and the counter-party defaults, that Fund may not enjoy protections comparable to those provided to certain repurchase agreements under U.S. bankruptcy law and may suffer delays and losses in disposing of the collateral as a result.

Policies and Limitations. Repurchase agreements with a maturity of more than seven days are considered to be illiquid securities. No Fund may enter into a repurchase agreement with a maturity of more than seven days if, as a result, more than 15% of the value of its net assets would then be invested in such repurchase agreements and other illiquid securities. A Fund may enter into a repurchase agreement only if (1) the underlying securities are of a type (excluding maturity and duration limitations) that the Fund's investment policies and limitations would allow it to purchase directly, (2) the market value of the underlying securities, including accrued interest, at all times equals or exceeds the repurchase price, and (3) payment for the underlying securities is made only upon satisfactory evidence that the securities are being held for the Fund's account by its custodian or a bank acting as the Fund's agent.

Securities Loans. (All Funds). Each Fund may lend securities to banks, brokerage firms, or institutional investors judged creditworthy by NB Management, provided that cash or equivalent collateral, equal to at least 102% of the market value of the loaned securities, is continuously maintained by the borrower with the Fund. The Fund may invest the cash collateral and earn income, or it may receive an agreed upon amount of interest income from a borrower who has delivered equivalent collateral. During the time securities are on loan, the borrower will pay the Fund an amount equivalent to any dividends or interest paid on such securities. These loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. The Fund does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment. NB Management believes the risk of loss on these transactions is slight because, if a borrower were to default for any reason, the collateral should satisfy the obligation. However, as with other extensions of secured credit, loans of portfolio securities involve some risk of loss of rights in the collateral should the borrower fail financially. Subject to compliance with conditions of an SEC exemptive order, a Fund can loan securities to/through Neuberger Berman (as Agent).

Policies and Limitations. Each Fund may lend securities with a value not exceeding 33-1/3% of its total assets to banks, brokerage firms, or other institutional investors judged creditworthy by NB Management. Borrowers are required continuously to secure their obligations to return securities on loan from a Fund by depositing collateral in a form determined to be satisfactory by the Trustees. The collateral, which must be marked to market daily, must be equal to at least 102% of the market value of the loaned securities, which will also be marked to market daily. Securities lending by Socially Responsive Portfolio is not subject to the Social Policy.

Restricted Securities and Rule 144A Securities. (All Funds). Each Fund may invest in restricted securities, which are securities that may not be sold to the public without an effective registration statement under the 1933 Act. Before they are registered, such securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. In recognition of the increased size and liquidity of the institutional market for unregistered securities and the importance of institutional investors in the formation of capital, the SEC has adopted Rule 144A under the 1933 Act, which is designed to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent privately placed securities held by a Fund qualify under Rule 144A, and an institutional market develops for those securities, the Fund likely will be able to dispose of the securities without registering them under the 1933 Act. To the extent that institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could have the effect of increasing the level of a Fund's illiquidity. NB Management, acting under guidelines established by the Trustees, may determine that certain securities qualified for trading under Rule 144A are liquid. Foreign securities that are freely tradable in their principal markets are not considered to be restricted. Regulation S under the 1933 Act permits the sale abroad of securities that are not registered for sale in the United States.

Where registration is required, a Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities for which no market exists are priced by a method that the Trustees believe accurately reflect fair value.

Policies and Limitations. To the extent restricted securities, including Rule 144A securities, are illiquid, purchases thereof will be subject to each Fund's 15% limit on investments in illiquid securities.

Commercial Paper. (All Funds). Commercial paper is a short-term debt security issued by a corporation, bank, municipality, or other issuer, usually for purposes such as financing current operations. Each Fund may invest in commercial paper that cannot be resold to the public without an effective registration statement under the 1933 Act. While restricted commercial paper normally is deemed illiquid, NB Management may in certain cases determine that such paper is liquid, pursuant to guidelines established by the Trustees.

Policies and Limitations. Each Equity Fund normally may invest up to 35% (20% in the case of the Mid-Cap Growth Portfolio) of its net assets in debt securities, including commercial paper. The Equity Funds may invest in commercial paper only if it has received the highest rating from S&P (A-1) or Moody's (P-1) or is deemed by NB Management to be of comparable quality. International Portfolio may invest in such commercial paper as a defensive measure, to increase liquidity, or as needed for segregated accounts. To the extent restricted commercial paper is deemed illiquid, purchases thereof will be subject to each Fund's 15% limit on investments in illiquid securities.

Reverse Repurchase Agreements. (All Funds). In a reverse repurchase agreement, a Fund sells portfolio securities subject to its agreement to repurchase the securities at a later date for a fixed price reflecting a market rate of interest. Reverse repurchase agreements may increase fluctuations in a Fund's net asset value ("NAV") and may be viewed as a form of leverage. There is a risk that the counter-party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund. NB Management monitors the creditworthiness of counterparties to reverse repurchase agreements.

Policies and Limitations. Reverse repurchase agreements are considered borrowings for purposes of each Fund's investment limitations and policies concerning borrowings. While a reverse repurchase agreement is outstanding, a Fund will deposit in a segregated account with its custodian cash or appropriate liquid securities, marked to market daily, in an amount at least equal to each Fund's obligations under the agreement.

Banking and Savings Institution Securities. (All Funds). These include CDs, time deposits, bankers' acceptances, and other short-term and long-term debt obligations issued by commercial banks and savings institutions. CDs are receipts for funds deposited for a specified period of time at a specified rate of return; time deposits generally are similar to CDs, but are uncertificated. Bankers' acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international commercial transactions. The CDs, time deposits, and bankers' acceptances in which a Fund invests typically are not covered by deposit insurance.

Policies and Limitations. Each Equity Fund will normally limit its investments in debt securities, including banking and savings institution securities, to no more than 35% (20% in the case of the Mid-Cap Growth Portfolio) of its total assets.

Leverage. (International Portfolio). The Fund may make investments when borrowings are outstanding. Leverage creates an opportunity for increased net income but, at the same time, creates special risk considerations. For example, leveraging may amplify changes in the Fund's NAV. Although the principal of such borrowings will be fixed, the Fund's assets may change in value during the time the borrowing is outstanding. Leverage from borrowing creates interest expenses for the Fund. To the extent the income derived from securities purchased with borrowed funds exceeds the interest the Fund will have to pay, the Fund's net income will be greater than it would be if leveraging were not used. Conversely, if the income from the assets obtained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of the Fund will be less than if leveraging were not used, and therefore the amount available for distribution to the Fund's shareholders as dividends will be reduced.

Policies and Limitations. Generally, the Fund does not intend to use leverage for investment purposes. It may, however, use leverage to purchase securities needed to close out short sales entered into for hedging purposes and to facilitate other hedging transactions. Reverse repurchase agreements create leverage and are considered borrowings for purposes of the Fund's investment limitations.

Foreign Securities. (All Funds). Each Fund may invest in U.S. dollar-denominated securities issued by foreign issuers and foreign branches of U.S. banks, including negotiable CDs, banker's acceptances and commercial paper. Foreign issuers are issuers organized and doing business principally outside the U.S. and include banks, non-U.S. governments and quasi-governmental organizations.

While investments in foreign securities are intended to reduce risk by providing further diversification (except with respect to International Portfolio), such investments involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision regarding financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial standards or the application of standards that are different or less stringent than those applied in the United States. It may be difficult to invoke legal process or to enforce contractual obligations abroad.

Each Fund also may invest in equity (except Limited Maturity Bond Portfolio), debt, or other income-producing securities that are denominated in or indexed to foreign currencies, including, but not limited to (1) common and preferred stocks, with respect to all Funds except Limited Maturity Bond Portfolio, (2) CDs, commercial paper, fixed-time deposits, and bankers' acceptances issued by foreign banks, (3) obligations of other corporations, and (4) obligations of foreign governments, or their subdivisions, agencies, and instrumentalities, international agencies, and supranational entities. Investing in foreign currency denominated securities involves the special risks associated with investing in non-U.S. issuers described in the preceding paragraph and the additional risks of (a) adverse changes in foreign exchange rates, (b) nationalization, expropriation, or confiscating taxation, and (c) adverse changes in investment or exchange control regulations (which could prevent cash from being brought back to the United States). Additionally, dividends and interest payable on foreign securities (and gains realized on disposition thereof) may be subject to foreign taxes, including taxes withheld from those payments, and there are generally higher commission rates on foreign portfolio transactions. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although each Fund endeavors to achieve the most favorable net results on portfolio transactions.

Foreign securities often trade with less frequency and in less volume than domestic securities and may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodian fees than apply to domestic custodial arrangements and transaction costs of foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in currencies other than the U.S. dollar.

Foreign markets also have different clearance and settlement procedures, and in certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause a Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to a Fund due to subsequent declines in value of the portfolio securities, or, if a Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser.

Prices of foreign securities and exchange rates for foreign currencies may be affected by the interest rates prevailing in other countries. The interest rates in other countries are often affected by local factors, including the strength of the local economy, the demand for borrowing, the government's fiscal and monetary policies, and the international balance of payments. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

The Funds (except Limited Maturity Bond Portfolio) may invest in ADRs, EDRs, GDRs, and IDRs. ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company evidencing its ownership of the underlying foreign securities. Most ADRs are denominated in U.S. dollars and are traded on a U.S. stock exchange. Issuers of the securities underlying sponsored ADRs, but not unsponsored ADRs, are contractually obligated to disclose material information in the United States. Therefore, the market value of unsponsored ADRs may not reflect the effect of such information. EDRs and IDRs are receipts typically issued by a European bank or trust company evidencing its ownership of the underlying foreign securities. GDRs are receipts issued by either a U.S. or non-U.S. banking institution evidencing its ownership of the underlying foreign securities and are often denominated in U.S. dollars.

Policies and Limitations. In order to limit the risks inherent in investing in foreign currency denominated securities, Balanced (equity securities portion), Fasciano, Focus, Growth, Guardian, Partners, Real Estate, Regency, and Socially Responsive Portfolios may not purchase any such security if, as a result, more than 10% of its total assets (taken at market value) would be invested in foreign currency denominated securities. Limited Maturity Bond Portfolio may not purchase securities denominated in or indexed to foreign currencies, if, as a result, more than 25% of its total assets (taken at market value) would be invested in such securities. Mid-Cap Growth Portfolio may not purchase foreign currency denominated securities if, as a result, more than 20% of its total assets (taken at market value) would be invested in such securities. Within those limitations, however, no Fund is restricted in the amount it may invest in securities denominated in any one foreign currency. International Portfolio invests primarily in foreign securities.

Investments in securities of foreign issuers are subject to each Fund's quality, and, with respect to the Income Funds, maturity and duration standards. Each Fund (except International Portfolio) may invest only in securities of issuers in countries whose governments are considered stable by NB Management.

Japanese Investments. (International Portfolio). All of the Funds may invest in foreign securities, including securities of Japanese issuers. From time to time International Portfolio may invest a significant portion of its assets in securities of Japanese issuers. The performance of the Fund may therefore be significantly affected by events influencing the Japanese economy and the exchange rate between the Japanese yen and the U.S. dollar. Japan has experienced a severe recession, including a decline in real estate values and other events that adversely affected the balance sheets of many financial institutions and indicate that there may be structural weaknesses in the Japanese financial system. The effects of this economic downturn may be felt for a considerable period and are being exacerbated by the currency exchange rate. Japan is heavily dependent on foreign oil. Japan is located in a seismically active area, and severe earthquakes may damage important elements of the country's infrastructure. Japan's economic prospects may be affected by the political and military situations of its near neighbors, notably North and South Korea, China and Russia.

Variable or Floating Rate Securities; Demand and Put Features and Guarantees. (All Funds). Variable rate securities provide for automatic adjustment of the interest rate at fixed intervals (e.g., daily, monthly, or semi-annually); floating rate securities provide for automatic adjustment of the interest rate whenever a specified interest rate or index changes. The interest rate on variable and floating rate securities (collectively, "Adjustable Rate Securities") ordinarily is determined by reference to a particular bank's prime rate, the 90-day U.S. Treasury Bill rate, the rate of return on commercial paper or bank CDs, an index of short-term tax-exempt rates or some other objective measure.

Adjustable Rate Securities frequently permit the holder to demand payment of the obligations' principal and accrued interest at any time or at specified intervals not exceeding one year. The demand feature usually is backed by a credit instrument (e.g., a bank letter of credit) from a creditworthy issuer and sometimes by insurance from a creditworthy insurer. Without these credit enhancements, some Adjustable Rate Securities might not meet the quality standards applicable to obligations purchased by the Fund. Accordingly, in purchasing these securities, each Fund relies primarily on the creditworthiness of the credit instrument issuer or the insurer. A Fund can also buy fixed rate securities accompanied by demand features or put options, permitting the Fund to sell the security to the issuer or third party at a specified price. A Fund may rely on the creditworthiness of issuers of credit enhancements in purchasing these securities.

Policies and Limitations. No Fund may invest more than 5% of its total assets in securities backed by credit instruments from any one issuer or by insurance from any one insurer. For purposes of this limitation, each Fund excludes securities that do not rely on the credit instrument or insurance for their ratings, i.e., stand on their own credit. Each Equity Fund normally may invest up to 35% (20% in the case of the Mid-Cap Growth Portfolio) of its total assets in debt securities, including variable or floating rate securities.

Mortgage-Backed Securities. (Real Estate Portfolio and Income Funds). Mortgage-backed securities represent direct or indirect participation in, or are secured by and payable from, pools of mortgage loans. They may be issued or guaranteed by a U.S. Government agency or instrumentality such as the GNMA, Fannie Mae, and Freddie Mac, though not necessarily backed by the full faith and credit of the United States, or may be issued by private issuers. Private issuers are generally originators of and investors in mortgage loans and include savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. Private mortgage-backed securities may be supported by U.S. Government Agency mortgage-backed securities or some form of non-governmental credit enhancement.

Mortgage-backed securities may have either fixed or adjustable interest rates. Tax or regulatory changes may adversely affect the mortgage securities market. In addition, changes in the market's perception of the issuer may affect the value of mortgage-backed securities. The rate of return on mortgage-backed securities may be affected by prepayments of principal on the underlying loans, which generally increase as market interest rates decline; as a result, when interest rates decline, holders of these securities normally do not benefit from appreciation in market value to the same extent as holders of other non-callable debt securities.

Because many mortgages are repaid early, the actual maturity and duration of mortgage-backed securities are typically shorter than their stated final maturity and their duration calculated solely on the basis of the stated life and payment schedule. In calculating its dollar-weighted average maturity and duration, a Fund may apply certain industry conventions regarding the maturity and duration of mortgage-backed instruments. Different analysts use different models and assumptions in making these determinations. The Funds use an approach that NB Management believes is reasonable in light of all relevant circumstances. If this determination is not borne out in practice, it could positively or negatively affect the value of the Fund when market interest rates change. Increasing market interest rates generally extend the effective maturities of mortgage-backed securities, increasing their sensitivity to interest rate changes.

Mortgage-backed securities may be issued in the form of collateralized mortgage obligations ("CMOs") or collateralized mortgage-backed bonds ("CBOs"). CMOs are obligations that are fully collateralized, directly or indirectly, by a pool of mortgages on which payments of principal and interest are passed through to the holders of the CMOs, although not necessarily on a pro rata basis, on the same schedule as they are received. CBOs are general obligations of the issuer that are fully collateralized, directly or indirectly, by a pool of mortgages. The mortgages serve as collateral for the issuer's payment obligations on the bonds, but interest and principal payments on the mortgages are not passed through either directly (as with mortgage-backed "pass-through" securities issued or guaranteed by U.S. Government agencies or instrumentalities) or on a modified basis (as with CMOs). Accordingly, a change in the rate of prepayments on the pool of mortgages could change the effective maturity or the duration of a CMO but not that of a CBO (although, like many bonds, CBOs may be callable by the issuer prior to maturity). To the extent that rising interest rates cause prepayments to occur at a slower than expected rate, a CMO could be converted into a longer-term security that is subject to greater risk of price volatility.

Governmental, government-related, and private entities (such as commercial banks, savings institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers), including securities broker-dealers and special purpose entities that generally are affiliates of the foregoing established to issue such securities may create mortgage loan pools to back CMOs and CBOs. Such issuers may be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-backed securities. Pools created by non-governmental issuers generally offer a higher rate of interest than government and government-related pools because of the absence of direct or indirect government or agency guarantees. Various forms of insurance or guarantees, including individual loan, title, pool, and hazard insurance, and letters of credit, may support timely payment of interest and principal of non-governmental pools. The insurance and guarantees are issued by governmental entities, private insurers, and the mortgage poolers. NB Management considers such insurance and guarantees, as well as the creditworthiness of the issuers thereof, in determining whether a mortgage-backed security meets a Fund's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A Fund may buy mortgage-backed securities without insurance or guarantees, if NB Management determines that the securities meet the Fund's quality standards. NB Management will, consistent with the Fund's investment objectives, policies and limitations and quality standards, consider making investments in new types of mortgage-backed securities as such securities are developed and offered to investors.

Policies and Limitations. A Fund may not purchase mortgage-backed securities that, in NB Management's opinion, are illiquid if, as a result, more than 15% of the value of the Fund's net assets would be invested in illiquid securities.

Dollar Rolls. (Limited Maturity Bond and Balanced (debt securities portion) Portfolios). In a "dollar roll", a Fund sells securities for delivery in the current month and simultaneously agrees to repurchase substantially similar (i.e., same type and coupon) securities on a specified future date from the same party. During the period before the repurchase, the Fund forgoes principal and interest payments on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop"), as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls may increase fluctuations in a Fund's NAV and may be viewed as a form of leverage. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash-equivalent securities position that matures (or can be sold and settled) on or before the forward settlement date of the dollar roll transaction. There is a risk that the counterparty will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund. NB Management monitors the creditworthiness of counterparties to dollar rolls.

Policies and Limitations. Dollar rolls are considered borrowings for purposes of each Fund's investment policies and limitations concerning borrowings.

Forward Commitments (International Portfolio) and When-Issued Securities. (International, Limited Maturity Bond, and Balanced (debt securities portion) Portfolios). The Funds may purchase securities (including, with respect to Limited Maturity Bond and Balanced Portfolios, mortgage-backed securities such as GNMA, Fannie Mae, and Freddie Mac certificates) on a when-issued basis and International Portfolio may purchase or sell securities on a forward commitment basis. These transactions involve a commitment by a Fund to purchase or sell securities at a future date (ordinarily within two months although the Funds may agree to a longer settlement period). The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges.

When-issued purchases and forward commitment transactions enable a Fund to "lock in" what NB Management believes to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. For instance, in periods of rising interest rates and falling prices, International Portfolio might sell securities it owns on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising prices, a Fund might purchase a security on a when-issued or forward commitment basis and sell a similar security to settle such purchase, thereby obtaining the benefit of currently higher yields. If the seller fails to complete the sale, the Fund may lose the opportunity to obtain a favorable price.

The value of securities purchased on a when-issued or forward commitment basis and any subsequent fluctuations in their value are reflected in the computation of a Fund's NAV starting on the date of the agreement to purchase the securities. Because the Fund has not yet paid for the securities, this produces an effect similar to leverage. A Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When International Portfolio makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund's assets. Fluctuations in the market value of the underlying securities are not reflected in the Portfolio's NAV as long as the commitment to sell remains in effect.

Policies and Limitations. A Fund will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it has been entered into. A Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. A Fund may realize a capital gain or loss in connection with these transactions.

When a Fund purchases securities on a when-issued basis, it will deposit, in a segregated account with its custodian, until payment is made, appropriate liquid securities having a value (determined daily) at least equal to the amount of the Fund's purchase commitments. In the case of a forward commitment to sell portfolio securities, the custodian will hold the portfolio securities themselves in a segregated account while the commitment is outstanding. These procedures are designed to ensure that a Fund will maintain sufficient assets at all times to cover its obligations under when-issued purchases and forward commitment transactions.

Real Estate-Related Instruments. (Real Estate Portfolio). Under normal conditions at least 80% of the Real Estate Portfolio's net assets will be invested in the securities of companies principally engaged in the real estate industry. A company is "principally engaged" in the real estate industry if (i) it derives at least 50% of its revenues or profits from the ownership, construction, management, financing or sale of residential, commercial or industrial real estate. Under normal conditions the Fund may invest up to 20% of its net assets in securities of companies not primarily engaged in the real estate industry.

The Fund will not directly invest in real estate, but rather in securities issued by real estate companies. However, because of its fundamental policy to concentrate its investments in the securities of companies in the real estate industry, the Fund is subject to the risks associated with the direct ownership of real estate. These risks include: declines in the value of real estate, risks associated with general and local economic conditions, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increase in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitation on rents, changes in neighborhood values and the appeal of properties to tenants, and changes in interest rates.

Real estate-related instruments include real estate investment trusts (also known as "REITs"), commercial and residential mortgage-backed securities and real estate financings. Such instruments are sensitive to factors such as real estate values and property taxes, interest rates, cash flow of underlying real estate assets, overbuilding, and the management skill and creditworthiness of the issuer. Real estate-related instruments may also be affected by tax and regulatory requirements, such as those relating to the environment.

REITs are sometimes informally characterized as Equity REITs, Mortgage REITs and Hybrid REITs. An Equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings and derives its income primarily from rental income. An Equity REIT may also realize capital gains (or losses) by selling real estate properties in its portfolio that have appreciated (or depreciated) in value. A Mortgage REIT invests primarily in mortgages on real estate, which may secure construction, development or long-term loans. A Mortgage REIT generally derives its income primarily from interest payments on the credit it has extended. A Hybrid REIT combines the characteristics of Equity REITs and Mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate.

Both types of REITs are dependent upon management skill, are not diversified, and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for conduit income tax treatment under the Internal Revenue Code of 1986, as amended ("Code"), and failing to maintain exemption from the 1940 Act.

The shares of REITs are subject to the REIT's management fees and other expenses. Therefore, investments in REITs will cause the Fund to bear its proportionate share of the costs of the REITs' operations. At the same time, the Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of REITs. It is anticipated, although not required, that under normal circumstances a majority of the Fund's investments will consist of Equity REITs.

The Fund may also invest in mortgage-backed securities. These are fixed-income securities that represent an interest in a pool of mortgages and entitle the holder to a payout derived from the payment of principal and interest on the underlying mortgages. Like other fixed-income securities, the value of mortgage-backed securities generally rises when market interest rates fall and falls when interest rates rise. These changes in value are more pronounced the longer the duration of the pool. However, because mortgagors have the option to refinance and pay off their mortgages early, the duration of a mortgage pool is somewhat unpredictable. When interest rates decline sufficiently, many mortgagors refinance. This limits the Fund's ability to benefit from increases in value caused by a decline in rates. When rates increase, the value of mortgage-backed securities declines, and fewer mortgagors refinance, thereby extending the duration of the pool and accentuating the decline in value. Mortgage-backed securities are subject to the risk that mortgagors will default on their payments and the value of the underlying property will be inadequate to cover the loss. Mortgages that underlie securities issued by U.S. Government instrumentalities (such as Ginnie Mae, Fannie Mae, and Freddie Mac) generally must meet certain standards intended to reduce that risk and are usually guaranteed against such losses, but privately issued mortgage securities may not meet those standards or be guaranteed. Interests in Mortgage REITs, although they are equity securities, can be subject to many of the same risks as mortgage-backed securities.

Futures, Options on Futures, Options on Securities and Indices,

Forward Contracts, and Options on Foreign

Currencies (collectively, "Financial Instruments")

Futures Contracts and Options Thereon. (The Equity Funds and Limited Maturity Bond and Balanced (debt securities portion) Portfolios). Each of Real Estate, Socially Responsive and Mid-Cap Growth Portfolios may purchase and sell interest rate futures contracts, stock and bond index futures contracts, and foreign currency futures contracts and may purchase and sell options thereon in an attempt to hedge against changes in the prices of securities or, in the case of foreign currency futures and options thereon, to hedge against changes in prevailing currency exchange rates. Because the futures markets may be more liquid than the cash markets, the use of futures contracts permits each Fund to enhance portfolio liquidity and maintain a defensive position without having to sell portfolio securities. These Funds view investment in (i) single stock, interest rate and securities index futures and options thereon as a maturity management device and/or a device to reduce risk or preserve total return in an adverse environment for the hedged securities, and (ii) foreign currency futures and options thereon as a means of establishing more definitely the effective return on, or the purchase price of, securities denominated in foreign currencies that are held or intended to be acquired by the Fund.

Limited Maturity Bond and Balanced (debt securities portion) Portfolios may purchase and sell interest rate and bond index futures contracts and options thereon, and may purchase and sell foreign currency futures contracts and options thereon in an attempt to hedge against changes in the prices of securities or, in the case of foreign currency futures and options thereon, to hedge against changes in prevailing currency exchange rates. Because the futures markets may be more liquid than the cash markets, the use of futures permits a Fund to enhance portfolio liquidity and maintain a defensive position without having to sell portfolio securities. The Funds view investment in (1) single stock, interest rate and bond index futures and options thereon as a maturity or duration management device and/or a device to reduce risk and preserve total return in an adverse interest rate environment for the hedged securities and (2) foreign currency futures and options thereon as a means of establishing more definitely the effective return on, or the purchase price of, securities denominated in foreign currencies held or intended to be acquired by the Funds.

International Portfolio may enter into futures contracts on currencies, debt securities, interest rates, and securities indices that are traded on exchanges regulated by the Commodity Futures Trading Commission ("CFTC") or on foreign exchanges. Trading on foreign exchanges is subject to the legal requirements of the jurisdiction in which the exchange is located and to the rules of such foreign exchange.

International Portfolio may sell futures contracts in order to offset a possible decline in the value of its portfolio securities. When a futures contract is sold by the Fund, the value of the contract will tend to rise when the value of the portfolio securities declines and will tend to fall when the value of such securities increases. The Fund may purchase futures contracts in order to fix what NB Management believes to be a favorable price for securities the Fund intends to purchase. If a futures contract is purchased by the Fund, the value of the contract will tend to change together with changes in the value of such securities. To compensate for differences in historical volatility between positions International Portfolio wishes to hedge and the standardized futures contracts available to it, the Fund may purchase or sell futures contracts with a greater or lesser value than the securities it wishes to hedge.

With respect to currency futures, International Portfolio may sell a futures contract or a call option, or it may purchase a put option on such futures contract, if NB Management anticipates that exchange rates for a particular currency will fall. Such a transaction will be used as a hedge (or, in the case of a sale of a call option, a partial hedge) against a decrease in the value of portfolio securities denominated in that currency. If NB Management anticipates that a particular currency will rise, International Portfolio may purchase a currency futures contract or a call option to protect against an increase in the price of securities which are denominated in that currency and which the Fund intends to purchase. The Fund may also purchase a currency futures contract or a call option thereon for non-hedging purposes when NB Management anticipates that a particular currency will appreciate in value, but securities denominated in that currency do not present an attractive investment and are not included in the Fund.

For the purposes of managing cash flow, each Fund may purchase and sell stock index futures contracts, and may purchase and sell options thereon to increase its exposure to the performance of a recognized securities index, such as the S&P 500 Index.

A "sale" of a futures contract (or a "short" futures position) entails the assumption of a contractual obligation to deliver the securities or currency underlying the contract at a specified price at a specified future time. A "purchase" of a futures contract (or a "long" futures position) entails the assumption of a contractual obligation to acquire the securities or currency underlying the contract at a specified price at a specified future time. Certain futures, including stock and bond index futures, are settled on a net cash payment basis rather than by the sale and delivery of the securities underlying the futures.

U.S. futures contracts (except certain currency futures) are traded on exchanges that have been designated as "contract markets" by the CFTC; futures transactions must be executed through a futures commission merchant that is a member of the relevant contract market. In both U.S. and foreign markets, an exchange's affiliated clearing organization guarantees performance of the contracts between the clearing members of the exchange.

Although futures contracts by their terms may require the actual delivery or acquisition of the underlying securities or currency, in most cases the contractual obligation is extinguished by being offset before the expiration of the contract. A futures position is offset by buying (to offset an earlier sale) or selling (to offset an earlier purchase) an identical futures contract calling for delivery in the same month. This may result in a profit or loss. While futures contracts entered into by a Fund will usually be liquidated in this manner, the Fund may instead make or take delivery of underlying securities whenever it appears economically advantageous for it to do so.

"Margin" with respect to a futures contract is the amount of assets that must be deposited by a Fund with, or for the benefit of, a futures commission merchant in order to initiate and maintain the Fund's futures positions. The margin deposit made by the Fund when it enters into a futures contract ("initial margin") is intended to assure its performance of the contract. If the price of the futures contract changes -- increases in the case of a short (sale) position or decreases in the case of a long (purchase) position -- so that the unrealized loss on the contract causes the margin deposit not to satisfy margin requirements, the Fund will be required to make an additional margin deposit ("variation margin"). However, if favorable price changes in the futures contract cause the margin deposit to exceed the required margin, the excess will be paid to the Fund. In computing their NAVs, the Funds mark to market the value of their open futures positions. Each Fund also must make margin deposits with respect to options on futures that it has written (but not with respect to options on futures that it has purchased). If the futures commission merchant holding the margin deposit goes bankrupt, the Fund could suffer a delay in recovering its funds and could ultimately suffer a loss.

An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume a short futures position (if the option is a call) or a long futures position (if the option is a put). Upon exercise of the option, the accumulated cash balance in the writer's futures margin account is delivered to the holder of the option. That balance represents the amount by which the market price of the futures contract at exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option. Options on futures have characteristics and risks similar to those of securities options, as discussed herein.

Although each Fund believes that the use of futures contracts will benefit it, if NB Management's judgment about the general direction of the markets or about interest rate or currency exchange rate trends is incorrect, the Fund's overall return would be lower than if it had not entered into any such contracts. Further, an appropriate futures contract may not be available even if the portfolio manager wishes to enter into one. The prices of futures contracts are volatile and are influenced by, among other things, actual and anticipated changes in interest or currency exchange rates, which in turn are affected by fiscal and monetary policies and by national and international political and economic events. At best, the correlation between changes in prices of futures contracts and of securities being hedged can be only approximate due to differences between the futures and securities markets or differences between the securities or currencies underlying a Fund's futures position and the securities held by or to be purchased for the Fund. The currency futures market may be dominated by short-term traders seeking to profit from changes in exchange rates. This would reduce the value of such contracts used for hedging purposes over a short-term period. Such distortions are generally minor and would diminish as the contract approaches maturity.

Because of the low margin deposits required, futures trading involves an extremely high degree of leverage; as a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, or gain, to the investor. Losses that may arise from certain futures transactions are potentially unlimited.

Most U.S. futures exchanges limit the amount of fluctuation in the price of a futures contract or option thereon during a single trading day; once the daily limit has been reached, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day, however; it thus does not limit potential losses. In fact, it may increase the risk of loss, because prices can move to the daily limit for several consecutive trading days with little or no trading, thereby preventing liquidation of unfavorable futures and options positions and subjecting traders to substantial losses. If this were to happen with respect to a position held by a Fund, it could (depending on the size of the position) have an adverse impact on the NAV of the Fund.

Single stock and narrow-based security index futures and options thereon have not been permitted to trade in the United States until very recently. Therefore, it may be very difficult, at least initially, to predict how the markets in these instruments will behave, particularly in unusual circumstances. In addition, as some of the markets on which such instruments will trade are also new (such as derivatives transaction execution facilities or "DTEFs"), they have no operating history. In addition, DTEFs are principal markets; therefore, no clearing house in effect guarantees performance of the counter-party to a contract executed on a DTEF.

Policies and Limitations. Real Estate, Socially Responsive and Mid-Cap Growth Portfolio each may purchase and sell futures contracts and may purchase and sell options thereon in an attempt to hedge against changes in the prices of securities or, in the case of foreign currency futures and options thereon, to hedge against prevailing currency exchange rates. These Funds do not engage in transactions in futures and options on futures for speculation. The use of futures and options on futures by Socially Responsive Portfolio is not subject to the Social Policy.

International Portfolio may purchase and sell futures for bona fide hedging purposes, as defined in regulations of the CFTC, and for non-hedging purposes (i.e., in an effort to enhance income). The Fund may also purchase and write put and call options on such futures contracts for bona fide hedging and non-hedging purposes.

Limited Maturity Bond and Balanced Portfolios may purchase and sell interest rate and bond index futures and may purchase and sell options thereon in an attempt to hedge against changes in securities prices resulting from changes in prevailing interest rates. The Funds engage in foreign currency futures and options transactions in an attempt to hedge against changes in prevailing currency exchange rates. Neither Fund engages in transactions in futures or options thereon for speculation.

For purposes of managing cash flow, each Fund may purchase and sell stock index futures contracts, and may purchase and sell options thereon to increase its exposure to the performance of a recognized securities index, such as the S&P 500 Index.

Call Options on Securities. (All Funds). Real Estate, Socially Responsive, Mid-Cap Growth, Guardian, Limited Maturity Bond, Regency, Balanced and International Portfolios may write covered call options and may purchase call options on securities. Each of the other Funds may write covered call options and may purchase call options in related closing transactions. The purpose of writing call options is to hedge (i.e., to reduce, at least in part, the effect of price fluctuations of securities held by the Fund on the Fund's NAV) or to earn premium income. Fund securities on which call options may be written and purchased by a Fund are purchased solely on the basis of investment considerations consistent with the Fund's investment objective.

When a Fund writes a call option, it is obligated to sell a security to a purchaser at a specified price at any time until a certain date if the purchaser decides to exercise the option. The Fund receives a premium for writing the call option. When writing call options, each Fund writes only "covered" call options on securities it owns. So long as the obligation of the call option continues, the Fund may be assigned an exercise notice, requiring it to deliver the underlying security against payment of the exercise price. The Fund may be obligated to deliver securities underlying an option at less than the market price.

The writing of covered call options is a conservative investment technique that is believed to involve relatively little risk, but is capable of enhancing a Fund's total return. When writing a covered call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline.

If a call option that a Fund has written expires unexercised, the Fund will realize a gain in the amount of the premium; however, that gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security.

When a Fund purchases a call option, it pays a premium for the right to purchase a security from the writer at a specified price until a specified date.

Policies and Limitations. (Limited Maturity Bond and Balanced (debt securities portion) Portfolios). Each Fund may write covered call options and may purchase call options on debt securities in its portfolio or on foreign currencies in its portfolio for hedging purposes. Each Fund may write covered call options for the purpose of producing income. Each Fund will write a call option on a security only if it holds that security or currency or has the right to obtain the security or currency at no additional cost.

Equity Fund. Each Fund may write covered call options and may purchase call options in related closing transactions. Each Fund writes only "covered" call options on securities it owns (in contrast to the writing of "naked" or uncovered call options, which the Fund will not do).

A Fund would purchase a call option to offset a previously written call option. Each of Socially Responsive, Mid-Cap Growth, Guardian, Limited Maturity Bond, Regency, Real Estate and Balanced Portfolios also may purchase a call option to protect against an increase in the price of the securities it intends to purchase. The use of call options on securities by Socially Responsive Portfolio is not subject to the Social Policy. International Portfolio may purchase call options for hedging or non-hedging purposes.

Put Options on Securities. (Socially Responsive, Mid-Cap Growth, Guardian, Regency, Real Estate, International, Limited Maturity Bond and Balanced Portfolios). Each of these Funds may write and purchase put options on securities. The Funds will receive a premium for writing a put option, which obligates the Fund to acquire a security at a certain price at any time until a certain date if the purchaser decides to exercise the option. The Fund may be obligated to purchase the underlying security at more than its current value.

When a Fund purchases a put option, it pays a premium to the writer for the right to sell a security to the writer for a specified amount at any time until a certain date. The Fund would purchase a put option in order to protect itself against a decline in the market value of a security it owns.

Fund securities on which put options may be written and purchased by a Fund are purchased solely on the basis of investment considerations consistent with the Fund's investment objective. When writing a put option, the Fund, in return for the premium, takes the risk that it must purchase the underlying security at a price that may be higher than the current market price of the security. If a put option that the Fund has written expires unexercised, the Fund will realize a gain in the amount of the premium.

Policies and Limitations. Socially Responsive, Guardian, Regency, Real Estate, Mid-Cap Growth and International Portfolios generally write and purchase put options on securities for hedging purposes (i.e., to reduce, at least in part, the effect of price fluctuations of securities held by the Fund on the Fund's NAV). However, International Portfolio also may use put options for non-hedging purposes. The use of put options on securities by Socially Responsive Portfolio is not subject to the Social Policy.

Limited Maturity Bond and Balanced Portfolios generally write and purchase put options on securities or on foreign currencies for hedging purposes (i.e., to reduce, at least in part, the effect of price fluctuations of securities held by the Fund on the Fund's NAV).

General Information About Securities Options. The exercise price of an option may be below, equal to, or above the market value of the underlying security at the time the option is written. Options normally have expiration dates between three and nine months from the date written. American-style options are exercisable at any time prior to their expiration date. International Portfolio also may purchase European-style options, which are exercisable only immediately prior to their expiration date. The obligation under any option written by a Fund terminates upon expiration of the option or, at an earlier time, when the Fund offsets the option by entering into a "closing purchase transaction" to purchase an option of the same series. If an option is purchased by a Fund and is never exercised or closed out, the Fund will lose the entire amount of the premium paid.

Options are traded both on U.S. national securities exchanges and in the over-the-counter ("OTC") market. International Portfolio also may purchase and sell options that are traded on foreign exchanges. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed; the clearing organization in effect guarantees completion of every exchange-traded option. In contrast, OTC options are contracts between a Fund and a counter-party, with no clearing organization guarantee. Thus, when a Fund sells (or purchases) an OTC option, it generally will be able to "close out" the option prior to its expiration only by entering into a closing transaction with the dealer to whom (or from whom) the Fund originally sold (or purchased) the option. There can be no assurance that the Fund would be able to liquidate an OTC option at any time prior to expiration. Unless a Fund is able to effect a closing purchase transaction in a covered OTC call option it has written, it will not be able to liquidate securities used as cover until the option expires or is exercised or until different cover is substituted. In the event of the counter-party's insolvency, a Fund may be unable to liquidate its options position and the associated cover. NB Management monitors the creditworthiness of dealers with which a Fund may engage in OTC options transactions.

The premium received (or paid) by a Fund when it writes (or purchases) an option is the amount at which the option is currently traded on the applicable market. The premium may reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, the length of the option period, the general supply of and demand for credit, and the interest rate environment. The premium received by a Fund for writing an option is recorded as a liability on the Fund's statement of assets and liabilities. This liability is adjusted daily to the option's current market value, which is the last reported sales price before the time the Fund's NAV is computed on the day the option is being valued or, in the absence of any trades thereof on that day, the mean between the bid and asked prices as of that time.

Closing transactions are effected in order to realize a profit (or minimize a loss) on an outstanding option, to prevent an underlying security from being called, or to permit the sale or the put of the underlying security. Furthermore, effecting a closing transaction permits the Fund to write another call option on the underlying security with a different exercise price or expiration date or both. There is, of course, no assurance that a Fund will be able to effect closing transactions at favorable prices. If a Fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold (or purchase a security that it would not have otherwise bought), in which case it would continue to be at market risk on the security.

A Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the call or put option. Because increases in the market price of a call option generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset, in whole or in part, by appreciation of the underlying security owned by the Fund; however, the Fund could be in a less advantageous position than if it had not written the call option.

A Fund pays brokerage commissions or spreads in connection with purchasing or writing options, including those used to close out existing positions. From time to time, the Fund may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering the security from its portfolio. In those cases, additional brokerage commissions are incurred.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

Policies and Limitations. Each Fund may use American-style options. International Portfolio may also purchase European-style options and may purchase and sell options that are traded on foreign exchanges.

The assets used as cover (or held in a segregated account) for OTC options written by a Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC call option written subject to this procedure will be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

The use of put and call options by Socially Responsive Portfolio is not subject to the Social Policy.

Put and Call Options on Securities Indices. (Equity Funds). International Portfolio may purchase put and call options on securities indices for the purpose of hedging against the risk of price movements that would adversely affect the value of the Fund's securities or securities the Fund intends to buy. The Fund may write securities index options to close out positions in such options that it has purchased.

For purposes of managing cash flow, each Equity Fund may purchase put and call options on securities indices to increase the Fund's exposure to the performance of a recognized securities index, such as the S&P 500 Index.

Unlike a securities option, which gives the holder the right to purchase or sell a specified security at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (1) the difference between the exercise price of the option and the value of the underlying securities index on the exercise date (2) multiplied by a fixed "index multiplier." A securities index fluctuates with changes in the market values of the securities included in the index. Options on stock indices are currently traded on the Chicago Board Options Exchange, the New York Stock Exchange ("NYSE"), the American Stock Exchange, and other U.S. and foreign exchanges.

The effectiveness of hedging through the purchase of securities index options will depend upon the extent to which price movements in the securities being hedged correlate with price movements in the selected securities index. Perfect correlation is not possible because the securities held or to be acquired by the Fund will not exactly match the composition of the securities indices on which options are available.

Securities index options have characteristics and risks similar to those of securities options, as discussed herein.

Policies and Limitations. International Portfolio may purchase put and call options on securities indices for the purpose of hedging. All securities index options purchased by the Fund will be listed and traded on an exchange. The Fund currently does not expect to invest a substantial portion of its assets in securities index options.

For purposes of managing cash flow, each Equity Fund may purchase put and call options on securities indices to increase the Fund's exposure to the performance of a recognized securities index, such as the S&P 500 Index. All securities index options purchased by the Fund will be listed and traded on an exchange.

Foreign Currency Transactions. (All Funds). Each Fund may enter into contracts for the purchase or sale of a specific currency at a future date (usually less than one year from the date of the contract) at a fixed price ("forward contracts"). The Fund also may engage in foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market.

The Funds (other than International Portfolio) enter into forward contracts in an attempt to hedge against changes in prevailing currency exchange rates. The Funds do not engage in transactions in forward contracts for speculation; they view investments in forward contracts as a means of establishing more definitely the effective return on, or the purchase price of, securities denominated in foreign currencies. Forward contract transactions include forward sales or purchases of foreign currencies for the purpose of protecting the U.S. dollar value of securities held or to be acquired by a Fund or protecting the U.S. dollar equivalent of dividends, interest, or other payments on those securities.

Forward contracts are traded in the interbank market directly between dealers (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades; foreign exchange dealers realize a profit based on the difference (the spread) between the prices at which they are buying and selling various currencies.

At the consummation of a forward contract to sell currency, a Fund may either make delivery of the foreign currency or terminate its contractual obligation to deliver by purchasing an offsetting contract. If the Fund chooses to make delivery of the foreign currency, it may be required to obtain such currency through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Fund into such currency. If the Fund engages in an offsetting transaction, it will incur a gain or a loss to the extent that there has been a change in forward contract prices. Closing purchase transactions with respect to forward contracts are usually made with the currency dealer who is a party to the original forward contract.

NB Management believes that the use of foreign currency hedging techniques, including "proxy-hedges," can provide significant protection of NAV in the event of a general rise in the U.S. dollar against foreign currencies. For example, the return available from securities denominated in a particular foreign currency would diminish if the value of the U.S. dollar increased against that currency. Such a decline could be partially or completely offset by an increase in value of a hedge involving a forward contract to sell that foreign currency or a proxy-hedge involving a forward contract to sell a different foreign currency whose behavior is expected to resemble the currency in which the securities being hedged are denominated but which is available on more advantageous terms.

However, a hedge or proxy-hedge cannot protect against exchange rate risks perfectly, and, if NB Management is incorrect in its judgment of future exchange rate relationships, a Fund could be in a less advantageous position than if such a hedge had not been established. If a Fund uses proxy-hedging, it may experience losses on both the currency in which it has invested and the currency used for hedging if the two currencies do not vary with the expected degree of correlation. Using forward contracts to protect the value of a Fund's securities against a decline in the value of a currency does not eliminate fluctuations in the prices of the underlying securities. Because forward contracts are not traded on an exchange, the assets used to cover such contracts may be illiquid. A Fund may experience delays in the settlement of its foreign currency transactions.

International Portfolio may purchase securities of an issuer domiciled in a country other than the country in whose currency the instrument is denominated. The Fund may invest in securities denominated in the European Currency Unit ("ECU"), which is a "basket" consisting of a specified amount of the currencies of certain of the member states of the European Union. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Union from time to time to reflect changes in relative values of the underlying currencies. The market for ECUs may become illiquid at times of uncertainty or rapid change in the European currency markets, limiting the Fund's ability to prevent potential losses. In addition, International Portfolio may invest in securities denominated in other currency baskets.

Policies and Limitations. The Funds (other than International Portfolio) may enter into forward contracts for the purpose of hedging and not for speculation. The use of forward contracts by Socially Responsive Portfolio is not subject to the Social Policy.

International Portfolio may enter into forward contracts for hedging or non-hedging purposes. When the Fund engages in foreign currency transactions for hedging purposes, it will not enter into forward contracts to sell currency or maintain a net exposure to such contracts if their consummation would obligate the Fund to deliver an amount of foreign currency materially in excess of the value of its portfolio securities or other assets denominated in that currency. International Portfolio may also purchase and sell forward contracts for non-hedging purposes when NB Management anticipates that a foreign currency will appreciate or depreciate in value, but securities in that currency do not present attractive investment opportunities and are not held in the Fund's investment portfolio.

Options on Foreign Currencies. (All Funds). Each Fund may write and purchase covered call and put options on foreign currencies. International Portfolio may write (sell) put and covered call options on any currency in order to realize greater income than would be realized on portfolio securities alone.

Currency options have characteristics and risks similar to those of securities options, as discussed herein. Certain options on foreign currencies are traded on the OTC market and involve liquidity and credit risks that may not be present in the case of exchange-traded currency options.

Policies and Limitations. A Fund would use options on foreign currencies to protect against declines in the U.S. dollar value of portfolio securities or increases in the U.S. dollar cost of securities to be acquired or to protect the U.S. dollar equivalent of dividends, interest, or other payments on those securities. In addition, International Portfolio may purchase put and call options on foreign currencies for non-hedging purposes when NB Management anticipates that a currency will appreciate or depreciate in value, but securities denominated in that currency do not present attractive investment opportunities and are not included in the Fund. The use of options on currencies by Socially Responsive Portfolio is not subject to the Social Policy.

Regulatory Limitations on Using Financial Instruments. To the extent a Fund sells or purchases futures contracts or writes options thereon or options on foreign currencies that are traded on an exchange regulated by the CFTC other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums on those positions (excluding the amount by which options are "in-the-money") may not exceed 5% of the Fund's net assets. In addition, the CFTC has allowed, on a temporary basis, non-hedging transactions where the notional value of non-hedging futures contracts and related options do not exceed the liquidation value of a Fund's investments (after taking into account unrealized profits and unrealized losses on any such contracts). Pending CFTC rule amendments may eliminate the limitations set forth above, in which case the Funds may no longer be subject to such limitations.

Cover for Financial Instruments. Securities held in a segregated account cannot be sold while the futures, options, or forward strategy covered by those securities is outstanding, unless they are replaced with other suitable assets. As a result, segregation of a large percentage of a Fund's assets could impede portfolio management or the Fund's ability to meet current obligations. A Fund may be unable to promptly dispose of assets which cover, or are segregated with respect to, an illiquid futures, options, or forward position; this inability may result in a loss to the Fund.

Policies and Limitations. Each Fund will comply with SEC guidelines regarding "cover" for Financial Instruments and, if the guidelines so require, set aside in a segregated account with its custodian the prescribed amount of cash or appropriate liquid securities.

General Risks of Financial Instruments. The primary risks in using Financial Instruments are: (1) imperfect correlation or no correlation between changes in market value of the securities or currencies held or to be acquired by a Fund and changes in the prices of Financial Instruments; (2) possible lack of a liquid secondary market for Financial Instruments and the resulting inability to close out Financial Instruments when desired; (3) the fact that the skills needed to use Financial Instruments are different from those needed to select a Fund's securities; (4) the fact that, although use of Financial Instruments for hedging purposes can reduce the risk of loss, they also can reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in hedged investments; and (5) the possible inability of a Fund to purchase or sell a portfolio security at a time that would otherwise be favorable for it to do so, or the possible need for a Fund to sell a portfolio security at a disadvantageous time, due to its need to maintain cover or to segregate securities in connection with its use of Financial Instruments. There can be no assurance that a Fund's use of Financial Instruments will be successful.

Each Fund's use of Financial Instruments may be limited by the provisions of the Internal Revenue Code of 1986, as amended ("Code"), with which it must comply if it is to continue to qualify as a regulated investment company ("RIC"). See "Additional Tax Information." Financial Instruments may not be available with respect to some currencies, especially those of so-called emerging market countries.

Policies and Limitations. NB Management intends to reduce the risk of imperfect correlation by investing only in Financial Instruments whose behavior is expected to resemble or offset that of a Fund's underlying securities or currency. NB Management intends to reduce the risk that a Fund will be unable to close out Financial Instruments by entering into such transactions only if NB Management believes there will be an active and liquid secondary market.

Indexed Securities. (Limited Maturity Bond, International and Balanced Portfolios). These Funds may invest in securities whose value is linked to foreign currencies, interest rates, commodities, indices, or other financial indicators ("indexed securities"). Most indexed securities are short- to intermediate-term fixed income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments. The value of indexed securities may increase or decrease if the underlying instrument appreciates, and they may have return characteristics similar to direct investments in the underlying instrument or to one or more options thereon. However, some indexed securities are more volatile than the underlying instrument itself.

Inflation-Indexed Securities. (Limited Maturity Bond and Balanced Portfolios). The Funds may invest in U.S. Treasury securities whose principal value is adjusted daily in accordance with changes to the Consumer Price Index. Such securities are backed by the full faith and credit of the U.S. Government. Interest is calculated on the basis of the current adjusted principal value. The principal value of inflation-indexed securities declines in periods of deflation, but holders at maturity receive no less than par. If inflation is lower than expected during the period a Fund holds the security, the Fund may earn less on it than on a conventional bond.

Because the coupon rate on inflation-indexed securities is lower than fixed-rate U.S. Treasury securities, the Consumer Price Index would have to rise at least to the amount of the difference between the coupon rate of the fixed rate U.S. Treasury issues and the coupon rate of the inflation-indexed securities, assuming all other factors are equal, in order for such securities to match the performance of the fixed-rate Treasury securities. Inflation-indexed securities are expected to react primarily to changes in the "real" interest rate (i.e., the nominal (or stated) rate less the rate of inflation), while a typical bond reacts to changes in the nominal interest rate. Accordingly, inflation-indexed securities have characteristics of fixed-rate Treasuries having a shorter duration. Changes in market interest rates from causes other than inflation will likely affect the market prices of inflation-indexed securities in the same manner as conventional bonds.

Any increase in principal value is taxable in the year the increase occurs, even though holders do not receive cash representing the increase until the security matures. Because each Fund must distribute substantially all of its income to its shareholders to avoid payment of federal income and excise taxes, a Fund may have to dispose of other investments to obtain the cash necessary to distribute the accrued taxable income on inflation-indexed securities.

Short Sales. (International Portfolio). The Fund may attempt to limit exposure to a possible decline in the market value of portfolio securities through short sales of securities that NB Management believes possess volatility characteristics similar to those being hedged. The Fund also may use short sales in an attempt to realize gain. To effect a short sale, the Fund borrows a security from a brokerage firm to make delivery to the buyer. The Fund then is obliged to replace the borrowed security by purchasing it at the market price at the time of replacement. Until the security is replaced, the Fund is required to pay the lender any dividends and may be required to pay a premium or interest.

The Fund will realize a gain if the security declines in price between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will incur a loss if the price of the security increases between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or interest the Fund is required to pay in connection with the short sale. A short position may be adversely affected by imperfect correlation between movements in the price of the securities sold short and the securities being hedged.

The Fund also may make short sales against-the-box, in which it sells securities short only if it owns or has the right to obtain without payment of additional consideration an equal amount of the same type of securities sold.

The effect of short selling on the Fund is similar to the effect of leverage. Short selling may amplify changes in the Fund's NAV. Short selling may also produce higher than normal portfolio turnover, which may result in increased transaction costs to the Fund.

Policies and Limitations. Under applicable guidelines of the SEC staff, if the Fund engages in a short sale (other than a short sale against-the-box), it must put in a segregated account (not with the broker) an amount of cash or appropriate liquid securities equal to the difference between (1) the market value of the securities sold short at the time they were sold short and (2) any cash or securities required to be deposited as collateral with the broker in connection with the short sale (not including the proceeds from the short sale). In addition, until the Fund replaces the borrowed security, it must daily maintain the segregated account at such a level that (1) the amount deposited in it plus the amount deposited with the broker as collateral equals the current market value of the securities sold short, and (2) the amount deposited in it plus the amount deposited with the broker as collateral is not less than the market value of the securities at the time they were sold short.

Asset-Backed Securities. (Limited Maturity Bond and Balanced Portfolios). Asset-backed securities represent direct or indirect participations in, or are secured by and payable from, pools of assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, and receivables from revolving credit (credit card) agreements. These assets are securitized through the use of trusts and special purpose corporations. Credit enhancements, such as various forms of cash collateral accounts or letters of credit, may support payments of principal and interest on asset-backed securities. Although these securities may be supported by letters of credit or other credit enhancements, payment of interest and principal ultimately depends upon individuals paying the underlying loans, which may be affected adversely by general downturns in the economy. Asset-backed securities are subject to the same risk of prepayment described with respect to mortgage-backed securities. The risk that recovery on repossessed collateral might be unavailable or inadequate to support payments, however, is greater for asset-backed securities than for mortgage-backed securities.

Certificates for Automobile Receivablessm ("CARSsm") represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing those contracts. Payment of principal and interest on the underlying contracts are passed through monthly to certificate holders and are guaranteed up to specified amounts by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. Underlying installment sales contracts are subject to prepayment, which may reduce the overall return to certificate holders. Certificate holders also may experience delays in payment or losses on CARSsm if the trust does not realize the full amounts due on underlying installment sales contracts because of unanticipated legal or administrative costs of enforcing the contracts; depreciation, damage, or loss of the vehicles securing the contracts; or other factors.

Credit card receivable securities are backed by receivables from revolving credit card agreements ("Accounts"). Credit balances on Accounts are generally paid down more rapidly than are automobile contracts. Most of the credit card receivable securities issued publicly to date have been pass-through certificates. In order to lengthen their maturity or duration, most such securities provide for a fixed period during which only interest payments on the underlying Accounts are passed through to the security holder; principal payments received on the Accounts are used to fund the transfer of additional credit card charges made on the Accounts to the pool of assets supporting the securities. Usually, the initial fixed period may be shortened if specified events occur which signal a potential deterioration in the quality of the assets backing the security, such as the imposition of a cap on interest rates. An issuer's ability to extend the life of an issue of credit card receivable securities thus depends on the continued generation of principal amounts in the underlying Accounts and the non-occurrence of the specified events. The non-deductibility of consumer interest, as well as competitive and general economic factors, could adversely affect the rate at which new receivables are created in an Account and conveyed to an issuer, thereby shortening the expected weighted average life of the related security and reducing its yield. An acceleration in cardholders' payment rates or any other event that shortens the period during which additional credit card charges on an Account may be transferred to the pool of assets supporting the related security could have a similar effect on its weighted average life and yield.

Credit cardholders are entitled to the protection of state and federal consumer credit laws. Many of those laws give a holder the right to set off certain amounts against balances owed on the credit card, thereby reducing amounts paid on Accounts. In addition, unlike the collateral for most other asset-backed securities, Accounts are unsecured obligations of the cardholder.

Limited Maturity Bond and Balanced Portfolios each may invest in trust preferred securities, which are a type of asset-backed security. Trust preferred securities represent interests in a trust formed by a parent company to finance its operations. The trust sells preferred shares and invests the proceeds in debt securities of the parent. This debt may be subordinated and unsecured. Dividend payments on the trust preferred securities match the interest payments on the debt securities; if no interest is paid on the debt securities, the trust will not make current payments on its preferred securities. Unlike typical asset-backed securities, which have many underlying payors and are usually overcollateralized, trust preferred securities have only one underlying payor and are not overcollateralized. Issuers of trust preferred securities and their parents currently enjoy favorable tax treatment. If the tax characterization of trust preferred securities were to change, they could be redeemed by the issuers, which could result in a loss to a Fund.

Convertible Securities. (Equity Funds). Each Fund may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock, or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities generally have features of both common stocks and debt securities. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities ordinarily provide a stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower than the yield on non-convertible debt. Convertible securities are usually subordinated to comparable-tier nonconvertible securities but rank senior to common stock in a corporation's capital structure. The value of a convertible security is a function of (1) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege, and (2) its worth, at market value, if converted into the underlying common stock.

The price of a convertible security often reflects such variations in the price of the underlying common stock in a way that nonconvertible debt does not. Convertible securities are typically issued by smaller capitalized companies whose stock prices may be volatile. A convertible security is a bond, debenture, note, preferred stock, or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities generally have features of both common stocks and debt securities. A convertible security may be subject to redemption at the option of the issuer at a price established in the security's governing instrument. If a convertible security held by a Fund is called for redemption, the Fund will be required to convert it into the underlying common stock, sell it to a third party or permit the issuer to redeem the security. Any of these actions could have an adverse effect on a Fund's ability to achieve its investment objective.

Policies and Limitations. Socially Responsive Portfolio may invest up to 20% of its net assets in convertible securities. The Fund does not intend to purchase any convertible securities that are not investment grade. Convertible debt securities are subject to each Fund's investment policies and limitations concerning debt securities.

Preferred Stock. (Equity Funds). The Funds may invest in preferred stock. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer's board of directors, although preferred shareholders may have certain rights if dividends are not paid. Shareholders may suffer a loss of value if dividends are not paid, and generally have no legal recourse against the issuer. The market prices of preferred stocks are generally more sensitive to changes in the issuer's creditworthiness than are the prices of debt securities.

Zero Coupon (Partners, Regency, Socially Responsive, Limited Maturity Bond, and Balanced Portfolios) and Step Coupon Securities. (Limited Maturity Bond and Balanced Portfolio). The Funds may invest in zero coupon securities and Limited Maturity Bond and Balanced Portfolios may invest in step coupon securities, both of which are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or that specify a future date when the securities begin paying current interest. Zero coupon and step coupon securities are issued and traded at a significant discount from their face amount or par value. The discount varies depending on prevailing interest rates, the time remaining until cash payments begin, the liquidity of the security, and the perceived credit quality of the issuer. They are redeemed at face value when they mature.

The discount on zero coupon and step coupon securities ("original issue discount" or "OID") must be taken into income ratably by each such Fund prior to the receipt of any actual payments. Because each Fund must distribute to its shareholders substantially all of its net income each year for income tax purposes, a Fund may have to dispose of portfolio securities under disadvantageous circumstances to generate cash, or may be required to borrow, to satisfy its distribution requirements.

The market prices of zero and step coupon securities generally are more volatile than the prices of securities that pay interest periodically. Zero coupon securities are likely to respond to changes in interest rates to a greater degree than other types of debt securities having a similar maturity and credit quality.

Municipal Obligations. (Income Funds). Municipal obligations are securities issued by or on behalf of states (as used herein, including the District of Columbia), territories and possessions of the United States and their political subdivisions, agencies, and instrumentalities. The interest on municipal obligations is generally exempt from federal income tax. The tax-exempt status of any issue of municipal obligations is determined on the basis of an opinion of the issuer's bond counsel at the time the obligations are issued.

Municipal obligations include "general obligation" securities, which are backed by the full taxing power of a municipality, and "revenue" securities, which are backed only by the income from a specific project, facility, or tax. Municipal obligations also include industrial development and private activity bonds which are issued by or on behalf of public authorities, but are not backed by the credit of any governmental or public authority. "Anticipation notes", which are also municipal obligations, are issued by municipalities in expectation of future proceeds from the issuance of bonds, or from taxes or other revenues, and are payable from those bond proceeds, taxes, or revenues. Municipal obligations also include tax-exempt commercial paper, which is issued by municipalities to help finance short-term capital or operating requirements.

The value of municipal obligations is dependent on the continuing payment of interest and principal when due by the issuers of the municipal obligations in which a Fund invests (or, in the case of industrial development bonds, the revenues generated by the facility financed by the bonds or, in certain other instances, the provider of the credit facility backing the bonds). As with other fixed income securities, an increase in interest rates generally will reduce the value of a Fund's investments in municipal obligations, whereas a decline in interest rates generally will increase that value.

Current efforts to restructure the federal budget and the relationship between the federal government and state and local governments may adversely impact the financing of some issuers of municipal securities. Some states and localities are experiencing substantial deficits and may find it difficult for political or economic reasons to increase taxes. Efforts are underway that may result in a restructuring of the federal income tax system. These developments could reduce the value of all municipal securities, or the securities of particular issuers.

Policies and Limitations. Limited Maturity Bond Portfolio may invest up to 5% of its net assets in municipal obligations.

U.S. Government and Agency Securities. (All Funds). U.S. Government Securities are obligations of the U.S. Treasury backed by the full faith and credit of the United States. U.S. Government Agency Securities are issued or guaranteed by U.S. Government agencies, or by instrumentalities of the U.S. Government, such as the Government National Mortgage Association ("GNMA"), Fannie Mae (also known as the Federal National Mortgage Association), Freddie Mac (also known as the Federal Home Loan Mortgage Corporation), Student Loan Marketing Association (commonly known as "Sallie Mae"), and Tennessee Valley Authority. Some U.S. Government Agency Securities are supported by the full faith and credit of the United States, while others may be supported by the issuer's ability to borrow from the U.S. Treasury, subject to the Treasury's discretion in certain cases, or only by the credit of the issuer. U.S. Government Agency Securities include U.S. Government Agency mortgage-backed securities. (See "Mortgage-Backed Securities," below.) The market prices of U.S. Government Agency Securities are not guaranteed by the Government and generally fluctuate inversely with changing interest rates.

Policies and Limitations. The Equity Funds (except the Real Estate Portfolio) normally may invest up to 35% of their total assets in debt securities, including U.S. Government and Agency Securities. The Real Estate Portfolio may invest up to 20% of its net assets in debt securities.

Swap Agreements. (Real Estate and International Portfolios). The Fund may enter into swap agreements to manage or gain exposure to particular types of investments (including equity securities or indices of equity securities in which the Fund otherwise could not invest efficiently). In an example of a swap agreement, one party agrees to make regular payments equal to a floating rate on a specified amount in exchange for payments equal to a fixed rate, or a different floating rate, on the same amount for a specified period.

Swap agreements may involve leverage and may be highly volatile; depending on how they are used, they may have a considerable impact on the Fund's performance. The risks of swap agreements depend upon the other party's creditworthiness and ability to perform, as well as the Fund's ability to terminate its swap agreements or reduce its exposure through offsetting transactions. Swap agreements may be illiquid. The swap market is relatively new and is largely unregulated.

Policies and Limitations. In accordance with SEC staff requirements, the Funds will segregate cash or appropriate liquid securities in an amount equal to its obligations under swap agreements; when an agreement provides for netting of the payments by the two parties, the Fund will segregate only the amount of its net obligation, if any.

Fixed Income Securities. (All Funds). The Income Funds invest primarily in fixed income securities. While the emphasis of the Equity Funds' investment programs is on common stocks and other equity securities, the Funds may also invest in money market instruments, U.S. Government and Agency Securities, and other fixed income securities. Each Fund may invest in investment grade corporate bonds and debentures. Fasciano, Partners, Mid-Cap Growth, Limited Maturity Bond, Balanced, Regency Real Estate, and International Portfolio each may invest in corporate debt securities rated below investment grade.

"Investment grade" debt securities are those receiving one of the four highest ratings from Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's ("S&P"), or another nationally recognized statistical rating organization ("NRSRO") or, if unrated by any NRSRO, deemed by NB Management to be comparable to such rated securities ("Comparable Unrated Securities"). Securities rated by Moody's in its fourth highest rating category (Baa) or Comparable Unrated Securities may be deemed to have speculative characteristics.

The ratings of an NRSRO represent its opinion as to the quality of securities it undertakes to rate. Ratings are not absolute standards of quality; consequently, securities with the same maturity, coupon, and rating may have different yields. Although the Funds may rely on the ratings of any NRSRO, the Funds primarily refer to ratings assigned by S&P and Moody's, which are described in Appendix A to this SAI.

Fixed income securities are subject to the risk of an issuer's inability to meet principal and interest payments on its obligations ("credit risk") and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer, and market liquidity ("market risk"). The value of the fixed income securities in which a Fund may invest is likely to decline in times of rising market interest rates. Conversely, when rates fall, the value of a Fund's fixed income investments is likely to rise. Foreign debt securities are subject to risks similar to those of other foreign securities. Lower rated securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates.

Lower-Rated Debt Securities. (Balanced, Fasciano, Limited Maturity Bond, Mid-Cap Growth, Partners, Regency Real Estate and International Portfolios). Lower-rated debt securities or "junk bonds" are those rated below the fourth highest category by all NRSROs that have rated them (including those securities rated as low as D by S&P) or unrated securities of comparable quality. Securities rated below investment grade may be considered speculative. Securities rated B are judged to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with their terms and obligations. Lower rated debt securities generally offer a higher current yield than that available for investment grade issues with similar maturities, but they may involve significant risk under adverse conditions. In particular, adverse changes in general economic conditions and in the industries in which the issuers are engaged and changes in the financial condition of the issuers are more likely to cause price volatility and weaken the capacity of the issuer to make principal and interest payments than is the case for higher-grade debt securities. In addition, a Fund that invests in lower-quality securities may incur additional expenses to the extent recovery is sought on defaulted securities. Because of the many risks involved in investing in high-yield securities, the success of such investments is dependent on the credit analysis of NB Management.

During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to make payments of interest and principal and increase the possibility of default. In addition, such issuers may not have more traditional methods of financing available to them and may be unable to repay debt at maturity by refinancing. The risk of loss due to default by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness.

The market for lower rated debt securities has expanded rapidly in recent years, and its growth generally paralleled a long economic expansion. In the past, the prices of many lower rated debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower rated debt securities rose dramatically. However, such higher yields did not reflect the value of the income stream that holders of such securities expected, but rather the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers' financial restructuring or defaults. There can be no assurance that such declines will not recur.

The market for lower rated debt issues generally is thinner or less active than that for higher quality securities, which may limit a Fund's ability to sell such securities at fair value in response to changes in the economy or financial markets. Judgment may play a greater role in pricing such securities than it does for more liquid securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower rated debt securities, especially in a thinly traded market.

See Appendix A for further information about the ratings of debt securities assigned by S&P and Moody's.

Policies and Limitations. Partners and Regency Portfolios may invest up to 15% of its net assets, measured at the time of investment, in corporate debt securities rated below investment grade or Comparable Unrated Securities. Limited Maturity Bond and Mid-Cap Growth Portfolios may invest up to 10% of their net assets, measured at the time of investment, in debt securities rated below investment grade, but rated at least B with respect to Limited Maturity Bond Portfolio and C with respect to Mid-Cap Growth Portfolio by S&P or Moody's, or Comparable Unrated Securities. Balanced Portfolio may invest up to 10% of the debt securities portion of its investments, measured at the time of investment, in debt securities rated below investment grade, but rated at least B by S&P or Moody's, or Comparable Unrated Securities.

International Portfolio may invest in domestic and foreign debt securities of any rating, including those rated below investment grade and Comparable Unrated Securities.

There are no restrictions as to the ratings of debt securities the Fasciano Portfolio may acquire or the portion of its assets it may invest in debt securities in a particular ratings category. Although the Fund does not presently intend to invest in debt securities, it may invest in convertible bonds that the manager believes present a good value because they are convertible into equity securities and have an attractive yield.

There are no restrictions as to the ratings of the debt securities the Real Estate Portfolio may invest in. The Fund may invest in convertible bonds the manager believes present a good value because they are convertible into equity securities and have a good yield.

Subsequent to its purchase by a Fund, an issue of debt securities may cease to be rated or its rating may be reduced, so that the securities would no longer be eligible for purchase by that Fund. In such a case, Socially Responsive and Mid-Cap Growth Portfolios will engage in an orderly disposition of the downgraded securities, and Limited Maturity Bond and Balanced (debt securities portion) Portfolios will engage in an orderly disposition of the downgraded securities or other securities to the extent necessary to ensure the Fund's holdings that are considered by the Fund to be below investment grade will not exceed 10% of its net assets. Limited Maturity Bond and Balanced (debt securities portion) Portfolios may each hold up to 5% of its net assets in securities that are downgraded after purchase to a rating below that permissible by the Fund's investment policies. Each other Fund (except International Portfolio) will engage in an orderly disposition of downgraded securities to the extent necessary to ensure that the Fund's holdings of securities rated below investment grade and Comparable Unrated Securities will not exceed 5% of its net assets (15% in the case of Partners and Regency Portfolios). NB Management will make a determination as to whether International Portfolio should dispose of the downgraded securities.

NB Management will invest in lower-rated securities only when it concludes that the anticipated return on such an investment to Partners, Mid-Cap Growth or International Portfolio warrants exposure to the additional level of risk.

Ratings of Fixed Income Securities

As discussed above, the Funds may purchase securities rated by S&P, Moody's, or any other NRSRO. The ratings of an NRSRO represent its opinion as to the quality of securities it undertakes to rate. Ratings are not absolute standards of quality; consequently, securities with the same maturity, duration, coupon, and rating may have different yields. Although the Funds may rely on the ratings of any NRSRO, the Funds mainly refer to ratings assigned by S&P and Moody's, which are described in Appendix A. Each Fund may also invest in unrated securities that are deemed comparable in quality by NB Management to the rated securities in which the Fund may permissibly invest.

High-quality debt securities. High-quality debt securities are securities that have received a rating from at least one NRSRO, such as S&P or Moody's, in one of the two highest rating categories (the highest category in the case of commercial paper) or, if not rated by any NRSRO, such as U.S. Government and Agency Securities, have been determined by NB Management to be of comparable quality.

Investment Grade Debt Securities. Investment grade debt securities are securities that have received a rating from at least one NRSRO in one of the four highest rating categories or, if not rated by any NRSRO, have been determined by NB Management to be of comparable quality. Moody's deems securities rated in its fourth highest category (Baa) to have speculative characteristics; a change in economic factors could lead to a weakened capacity of the issuer to repay.

Lower-Rated Debt Securities. Lower-rated debt securities or "junk bonds" are those rated below the fourth highest category by all NRSROs that have rated them (including those securities rated as low as D by S&P) or unrated securities of comparable quality. Securities rated below investment grade may be considered speculative. Securities rated B are judged to be predominantly speculative with respect to their capacity to pay interest and repay principal in accordance with the terms of the obligations. Although these securities generally offer higher yields than investment grade debt securities with similar maturities, lower-quality securities involve greater risks, including the possibility of default or bankruptcy by the issuer, or the securities may already be in default. See the additional risks described above for lower-rated securities.

Subsequent to its purchase by a Fund, an issue of debt securities may cease to be rated or its rating may be reduced, so that the securities would no longer be eligible for purchase by that Fund. The policy on downgraded securities is discussed above under "Lower Rated Debt Securities."

Duration and Maturity

Duration is a measure of the sensitivity of debt securities to changes in market interest rates, based on the entire cash flow associated with the securities, including payments occurring before the final repayment of principal. For Limited Maturity Bond and Balanced (debt securities portion) Portfolios, NB Management utilizes duration as a tool in portfolio selection instead of the more traditional measure known as "term to maturity." "Term to maturity" measures only the time until a debt security provides its final payment, taking no account of the pattern of the security's payments prior to maturity. Duration incorporates a bond's yield, coupon interest payments, final maturity and call features into one measure. Duration therefore provides a more accurate measurement of a bond's likely price change in response to a given change in market interest rates. The longer the duration, the greater the bond's price movement will be as interest rates change. For any fixed income security with interest payments occurring prior to the payment of principal, duration is always less than maturity.

Futures, options and options on futures have durations which are generally related to the duration of the securities underlying them. Holding long futures or call option positions will lengthen a Fund's duration by approximately the same amount as would holding an equivalent amount of the underlying securities. Short futures or put options have durations roughly equal to the negative of the duration of the securities that underlie these positions, and have the effect of reducing portfolio duration by approximately the same amount as would selling an equivalent amount of the underlying securities.

There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage-backed securities. The stated final maturity of such securities is generally 30 years, but current and expected prepayment rates are critical in determining the securities' interest rate exposure. In these and other similar situations, NB Management, where permitted, will use more sophisticated analytical techniques that incorporate the economic life of a security into the determination of its interest rate exposure.

Limited Maturity Bond and Balanced (debt securities portion) Portfolios' dollar-weighted average duration will not exceed four years, although each Fund may invest in individual securities of any duration; the Funds' dollar-weighted average maturity may range up to six years.

Risks of Equity Securities

The Equity Funds may invest in securities that include common stocks, preferred stocks, convertible securities and warrants. Common stocks and preferred stocks represent shares of ownership in a corporation. Preferred stocks usually have specific dividends and rank after bonds and before common stock in claims on assets of the corporation should it be dissolved. Increases and decreases in earnings are usually reflected in a corporation's stock price. Convertible securities are debt or preferred equity securities convertible into common stock. Usually, convertible securities pay dividends or interest at rates higher than common stock, but lower than other securities. Convertible securities usually participate to some extent in the appreciation or depreciation of the underlying stock into which they are convertible. Warrants are options to buy a stated number of shares of common stock at a specified price anytime during the life of the warrants.

To the extent a Fund invests in such securities, the value of securities held by the Fund will be affected by changes in the stock markets, which may be the result of domestic or international political or economic news, changes in interest rates or changing investor sentiment. At times, the stock markets can be volatile and stock prices can change substantially. The equity securities of smaller companies are more sensitive to these changes than those of larger companies. This market risk will affect the Fund's NAV per share, which will fluctuate as the value of the securities held by the Fund changes. Not all stock prices change uniformly or at the same time and not all stock markets move in the same direction at the same time. Other factors affect a particular stock's prices, such as poor earnings reports by an issuer, loss of major customers, major litigation against an issuer, or changes in governmental regulations affecting an industry. Adverse news affecting one company can sometimes depress the stock prices of all companies in the same industry. Not all factors can be predicted.

Other Investment Companies. The Equity Portfolios (except Socially Responsive) may invest in the shares of other investment companies. Such investment may be the most practical or only manner in which the Fund can participate in certain foreign markets because of the expenses involved or because other vehicles for investing in those countries may not be available at the time the Fund is ready to make an investment. Each Equity Fund at times may invest in instruments structured as investment companies to gain exposure to the performance of a recognized securities index, such as the S&P 500 Index or another appropriate index. Limited Maturity Bond and Balanced Portfolios, for temporary defensive purposes, may each invest up to 10% of its total assets in the securities of money market funds.

As a shareholder in an investment company, a Fund would bear its pro rata share of that investment company's expenses. At the same time, the Fund will continue to pay its own management fees and expenses with respect to its portfolio investments, including the shares of other investment companies. Investment in other funds may involve the payment of substantial premiums above the value of such issuer's portfolio securities. The Funds do not intend to invest in such funds unless, in the judgment of NB Management, the potential benefits of such investment justify the payment of any applicable premium or sales charge.

Policies and Limitations. Each Fund's investment in such securities is limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund's total assets with respect to any one investment company (except pursuant to an exemptive order which allows the Equity Funds (except Socially Responsive) to invest greater than 5% in Neuberger Institutional Cash Trust) and (iii) 10% of the Fund's total assets in the aggregate.

Preferred Stock. (Equity Funds). Each Fund may invest in preferred stock. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer's board of directors. Preferred shareholders may have certain rights if dividends are not paid but generally have no legal recourse against the issuer. Shareholders may suffer a loss of value if dividends are not paid. The market prices of preferred stocks are generally more sensitive to changes in the issuer's creditworthiness than are the prices of debt securities.

Neuberger Berman Focus Portfolio - Description of Economic Sectors.

Neuberger Berman Focus Portfolio seeks to achieve its investment objective by investing principally in common stocks in the following thirteen multi-industry economic sectors, normally making at least 90% of its investments in not more than six such sectors:

(1) Autos and Housing Sector: Companies engaged in design, production, or sale of automobiles, automobile parts, mobile homes, or related products ("automobile industries") or design, construction, renovation, or refurbishing of residential dwellings. The value of securities of companies in the automobile industries is affected by, among other things, foreign competition, the level of consumer confidence and consumer debt, and installment loan rates. The housing construction industry may be affected by the level of consumer confidence and consumer debt, mortgage rates, tax laws, and the inflation outlook.

(2) Consumer Goods and Services Sector: Companies engaged in providing consumer goods or services, including design, processing, production, sale, or storage of packaged, canned, bottled, or frozen foods and beverages and design, production, or sale of home furnishings, appliances, clothing, accessories, cosmetics, or perfumes. Certain of these companies are subject to government regulation affecting the use of various food additives and production methods, which could affect profitability. Also, the success of food- and fashion-related products may be strongly affected by fads, marketing campaigns, health concerns, and other factors affecting supply and demand.

(3) Defense and Aerospace Sector: Companies involved in research, manufacture, or sale of products or services related to the defense or aerospace industries, including air transport; data processing or computer-related services; communications systems; military weapons or transportation; general aviation equipment, missiles, space launch vehicles, or spacecraft; machinery for guidance, propulsion, or control of flight vehicles; and airborne or ground-based equipment essential to the test, operation, or maintenance of flight vehicles. Because these companies rely largely on U.S. (and foreign) governmental demand for their products and services, their financial conditions are heavily influenced by defense spending, foreign assistance and export control policies.

(4) Energy Sector: Companies involved in the production, transmission, or marketing of energy from oil, gas, or coal, as well as nuclear, geothermal, oil shale, or solar sources of energy (but excluding public utility companies). Also included are companies that provide component products or services for those activities. The value of these companies' securities varies based on the price and supply of energy fuels and may be affected by international politics, energy conservation, the success of exploration projects, environmental considerations, and the tax and other regulatory policies of various governments.

(5) Financial Services Sector: Companies providing financial services to consumers or industry, including commercial banks and savings and loan associations, consumer and industrial finance companies, securities brokerage companies, leasing companies, and insurance companies. Their profitability may fluctuate significantly as a result of volatile interest rates, concerns about particular banks and savings institutions, and general economic conditions. The economic prospects of this sector are strongly affected by the cost of short-term funds and the rate of default on consumer and business loans. The sector is also subject to extensive governmental regulation, which can limit or assist its business prospects. Recent regulatory changes have allowed much greater competition among banks, securities firms and insurance companies. This is resulting in a wave of consolidations within this sector; however, the ultimate impact of these changes in any one company or portion of the financial services sector is difficult to predict.

(6) Health Care Sector: Companies engaged in design, manufacture, or sale of products or services used in connection with the provision of health care, including pharmaceutical companies; firms that design, manufacture, sell, or supply medical, dental, or optical products, hardware, or services; companies involved in biotechnology, medical diagnostic, or biochemical research and development; and companies that operate health care facilities. Many of these companies are subject to government regulation and potential health care reforms, which could affect the price and availability and their products and services. Also, products and services of these companies could quickly become obsolete.

(7) Heavy Industry Sector: Companies engaged in research, development, manufacture, or marketing of products, processes, or services related to the agriculture, chemicals containers, forest products, non-ferrous metals, steel, or pollution control industries, including synthetic and natural materials (for example, chemicals, plastics, fertilizers, gases, fibers, flavorings, or fragrances), paper, wood products, steel and cement. Certain of these companies are subject to state and federal regulation, which could require alteration or cessation of production of a product, payment of fines, or cleaning of a disposal site. Furthermore, because some of the materials and processes used by these companies involve hazardous components, there are additional risks associated with their production, handling and disposal. The risk of product obsolescence also is present.

(8) Machinery and Equipment Sector: Companies engaged in the research, development, or manufacture of products, processes, or services relating to electrical equipment, machinery, pollution control, or construction services, including transformers, motors, turbines, hand tools, earth-moving equipment, and waste disposal services. The profitability of most of these companies may fluctuate significantly in response to capital spending and general economic conditions. As is the case for the heavy industry sector, there are risks associated with the production, handling and disposal of materials and processes that involve hazardous components and the risk of product obsolescence.

(9) Media and Entertainment Sector: Companies engaged in design, production, or distribution of goods or services for the media industries (including television or radio broadcasting or manufacturing, publishing, recordings and musical instruments, motion pictures, and photography) and the entertainment industries (including sports arenas, amusement and theme parks, gaming casinos, sporting goods, camping and recreational equipment, toys and games, travel-related services, hotels and motels, and fast food and other restaurants). Many products produced by companies in this sector-for example, video and electronic games-may become obsolete quickly. Additionally, companies engaged in television and radio broadcasts are subject to government regulation.

10) Retailing Sector: Companies engaged in retail distribution of home furnishings, food products, clothing, pharmaceuticals, leisure products, or other consumer goods, including department stores, supermarkets, and retail chains specializing in particular items such as shoes, toys, or pharmaceuticals. The value of these companies' securities fluctuates based on consumer spending patterns, which depend on inflation and interest rates, the levels of consumer debt and consumer confidence, and seasonal shopping habits. The success or failure of a company in this highly competitive sector depends on its ability to predict rapidly changing consumer tastes.

(11) Technology Sector: Companies that are expected to have or develop products, processes, or services that will provide, or will benefit significantly from, technological advances and improvements or future automation trends, including semiconductors, computers and peripheral equipment, scientific instruments, computer software, telecommunications equipment, and electronic components, instruments, and systems. These companies are sensitive to foreign competition and import tariffs. Also, many of their products may become obsolete quickly.

(12) Transportation Sector: Companies involved in providing transportation of people and products, including airlines, railroads, and trucking firms. Revenues of these companies are affected by fluctuations in fuel prices and government regulation of fares as well as the general level of economic activity and the public's willingness to travel.

(13) Utilities Sector: Companies in the public utilities industry and companies that derive a substantial majority of their revenues through supplying public utilities (including companies engaged in the manufacture, production, generation, transmission, or sale of gas and electric energy) and that provide telephone, telegraph, satellite, microwave, and other communication facilities to the public. The gas and electric public utilities industries are subject to various uncertainties, including the outcome of political issues concerning the environment, prices of fuel for electric generation, availability of natural gas, and risks associated with the construction and operation of nuclear power facilities.

Socially Responsive Portfolio - Description of Social Policy

Background Information on Socially Responsive Investing

In an era when many people are concerned about the relationship between business and society, socially responsive investing ("SRI") is a mechanism for assuring that investors' social values are reflected in their investment decisions. As such, SRI is a direct descendent of the successful effort begun in the early 1970's to encourage companies to divest their South African operations and subscribe to the Sullivan Principles. Today, a growing number of individuals and institutions are applying similar strategies to a broad range of problems.

Although there are many strategies available to the socially responsive investor, including proxy activism, below-market loans to community projects, and venture capital, the SRI strategies used by the Fund generally fall into two categories:

Avoidance Investing. Most socially responsive investors seek to avoid holding securities of companies whose products or policies are seen as being at odds with the social good. The most common exclusions historically have involved tobacco companies and weapons manufacturers.

Leadership Investing. A growing number of investors actively look for companies with progressive programs that are exemplary or companies which make it their business to try to solve some of the problems of today's society.

The marriage of social and financial objectives would not have surprised Adam Smith, who was, first and foremost, a moral philosopher. The Wealth of Nations is firmly rooted in the Enlightenment conviction that the purpose of capital is the social good and the related belief that idle capital is both wasteful and unethical. But, what very likely would have surprised Smith is the sheer complexity of the social issues we face today and the diversity of our attitudes toward the social good. War and peace, race and gender, the distribution of wealth, and the conservation of natural resources -- the social agenda is long and compelling. It is also something about which reasonable people differ. What should society's priorities be? What can and should be done about them? And what is the role of business in addressing them? Since corporations are on the front lines of so many key issues in today's world, a growing number of investors feel that a corporation's role cannot be ignored. This is true of some of the most important issues of the day such as equal opportunity and the environment.

The Socially Responsive Database

Neuberger Berman, LLC ("Neuberger Berman"), the Fund's sub-adviser, maintains a database of information about the social impact of the companies it follows. NB Management uses the database to evaluate social issues after it deems a stock acceptable from a financial standpoint for acquisition by the Fund. The aim of the database is to be as comprehensive as possible, given that much of the information concerning corporate responsibility comes from subjective sources. Information for the database is gathered by Neuberger Berman in many categories and then analyzed by NB Management in the following six categories of corporate responsibility:

Workplace Diversity and Employment. NB Management looks for companies that show leadership in areas such as employee training and promotion policies and benefits, such as flextime, generous profit sharing, and parental leave. NB Management looks for active programs to promote women and minorities and takes into account their representation among the officers of an issuer and members of its board of directors. As a basis for exclusion, NB Management looks for Equal Employment Opportunity Act infractions and Occupational Safety and Health Act violations; examines each case in terms of severity, frequency, and time elapsed since the incident; and considers actions taken by the company since the violation. NB Management also monitors companies' progress and attitudes toward these issues.

Environment. A company's impact on the environment depends largely on the industry. Therefore, NB Management examines a company's environmental record vis-à-vis those of its peers in the industry. All companies operating in an industry with inherently high environmental risks are likely to have had problems in such areas as toxic chemical emissions, federal and state fines, and Superfund sites. For these companies, NB Management examines their problems in terms of severity, frequency, and elapsed time. NB Management then balances the record against whatever leadership the company may have demonstrated in terms of environmental policies, procedures, and practices. NB Management defines an environmental leadership company as one that puts into place strong affirmative programs to minimize emissions, promote safety, reduce waste at the source, insure energy conservation, protect natural resources, and incorporate recycling into its processes and products. NB Management looks for the commitment and active involvement of senior management in all these areas. Several major manufacturers which still produce substantial amounts of pollution are among the leaders in developing outstanding waste source reduction and remediation programs.

Product. NB Management considers company announcements, press reports, and public interest publications relating to the health, safety, quality, labeling, advertising, and promotion of both consumer and industrial products. NB Management takes note of companies with a strong commitment to quality and with marketing practices which are ethical and consumer-friendly. NB Management pays particular attention to companies whose products and services promote progressive solutions to social problems.

Public Health. NB Management measures the participation of companies in such industries and markets as alcohol, tobacco, gambling and nuclear power. NB Management also considers the impact of products and marketing activities related to those products on nutritional and other health concerns, both domestically and in foreign markets.

Weapons. NB Management keeps track of domestic military sales and, whenever possible, foreign military sales and categorizes them as nuclear weapons related, other weapons related, and non-weapon military supplies, such as micro-chip manufacturers and companies that make uniforms for military personnel.

Corporate Citizenship. NB Management gathers information about a company's participation in community affairs, its policies with respect to charitable contributions, and its support of education and the arts. NB Management looks for companies with a focus, dealing with issues not just by making financial contributions, but also by asking the questions: What can we do to help? What do we have to offer? Volunteerism, high-school mentoring programs, scholarships and grants, and in-kind donations to specific groups are just a few ways that companies have responded to these questions.

Implementation of Social Policy

Companies deemed acceptable by NB Management from a financial standpoint are analyzed using Neuberger Berman's database. The companies are then evaluated by the portfolio manager to determine if the companies' policies, practices, products, and services withstand scrutiny in the following major areas of concern: the environment and workplace diversity and employment. Companies are then further evaluated to determine their track record in issues and areas of concern such as public health, weapons, product, and corporate citizenship.

The issues and areas of concern that are tracked lend themselves to objective analysis in varying degrees. Few, however, can be resolved entirely on the basis of scientifically demonstrable facts. Moreover, a substantial amount of important information comes from sources that do not purport to be disinterested. Thus, the quality and usefulness of the information in the database depend on Neuberger Berman's ability to tap a wide variety of sources and on the experience and judgment of the people at NB Management who interpret the information.

In applying the information in the database to stock selection for the Fund, NB Management considers several factors. NB Management examines the severity and frequency of various infractions, as well as the time elapsed since their occurrence. NB Management also takes into account any remedial action which has been taken by the company relating to these infractions. NB Management notes any quality innovations made by the company in its effort to create positive change and looks at the company's overall approach to social issues.

PERFORMANCE INFORMATION

A Fund's performance may be quoted in advertising in terms of yield or total return if accompanied by performance of an insurance company's separate account. Each Fund's performance figures are based on historical earnings and are not intended to indicate future performance. The share price yield and total return of each Fund will vary, and an investment in a Fund, when redeemed, may be worth more or less than the original purchase price. Performance information does not reflect insurance product or qualified plan expenses.

Yield Calculations

Limited Maturity Bond Portfolio. The Fund may advertise its "yield" based on a 30-day (or one-month) period. This yield is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period. The result then is annualized and shown as an annual percentage of the investment.

The annualized yield for the Limited Maturity Bond Portfolio for the 30-day period ended December 31, 2002 was 2.05%.

Total Return Computations. (All Funds).

A Fund may advertise certain total return information. An average annual compounded rate of return ("T") may be computed by using the redeemable value at the end of a specified period ("ERV") of a hypothetical initial investment of $1,000 ("P") over a period of time ("n") according to the formula:

P (1 + T)n = ERV

Average annual total return smoothes out year-to-year variations in performance and, in that respect, differs from actual year-to-year results. Of course, past performance cannot be a guarantee of future results. These calculations assume that all dividends and distributions are reinvested.

The average annual total returns for the Growth Portfolio (and the predecessor of the Growth Portfolio for the period prior to May 1, 1995) for the one-, five-, and ten-year periods ended December 31, 2002, were -31.16%, -5.95% and 3.31%, respectively.

The average annual total returns for the Limited Maturity Bond Portfolio (and the predecessor of the Limited Maturity Bond Portfolio for the period prior to May 1, 1995) for the one-, five-, and ten-year periods ended December 31, 2002, were 5.34%, 5.33% and 5.48%, respectively.

The average annual total returns for the Balanced Portfolio (and the predecessor of the Balanced Portfolio for the period prior to May 1, 1995) for the one, five, and ten-year periods ended December 31, 2002, were -17.15%, 0.53% and 5.25%, respectively.

The average annual total returns for the Partners Portfolio (and the predecessor of the Partners Portfolio for the period prior to May 1, 1995) for the one-year and five-year periods ended December 31, 2002 and for the period from March 22, 1994 (commencement of operations) through December 31, 2002 were -24.14%, -3.65% and 7.47%, respectively.

The average annual total returns for the Mid-Cap Growth Portfolio for the one-year and five-year periods ended December 31, 2002 and the period since inception (November 3, 1997) through December 31, 2002 were -29.34%, 1.10% and 4.22%, respectively.

The average annual total returns for the Guardian Portfolio Class I for the one-year and five-year periods ended December 31, 2002 and the period since inception (November 3, 1997) through December 31, 2002 were -26.45%, 2.08% and 3.02%, respectively.

The average annual total returns for the Guardian Portfolio Class S for the one-year and five-year periods ended December 31, 2002 and the period since inception (November 3, 1997) through December 31, 2002 were -26.52%, 2.07% and 3.01%, respectively.

The average annual total returns for the Regency Portfolio for the one-year period ended December 31, 2002 and for the period since inception (August 22, 2001) through December 31, 2002 were -10.56% and -8.07%, respectively.

The average annual total returns for the Socially Responsive Portfolio for the one-year period ended December 31, 2002 and for the period since inception (February 18, 1999) through December 31, 2002 were -14.75% and -1.77%, respectively.

NB Management may waive a portion of its fee or reimburse certain of the Funds and predecessors of the Funds for certain expenses during the periods shown, which has the effect of increasing total return. Actual reimbursements and waivers are described in the Prospectus and in "Investment Management and Administrative Services" below.

Average annual total returns quoted for the Funds include the effect of deducting a Fund's expenses, but do not include insurance-related charges and other expenses attributable to any particular insurance product. Since you can only purchase shares of a Fund through a variable annuity, variable life insurance contract and/or a Qualified Plan you should carefully review the prospectus of the insurance product you have chosen for information on relevant charges and expenses. Excluding these charges from quotations of a Fund's performance has the effect of increasing the performance quoted. You should bear in mind the effect of these charges when comparing a Fund's performance to that of other mutual funds.

Comparative Information

From time to time a Fund's performance may be compared with:

(1)    data (that may be expressed as rankings or ratings) published by independent services or publications (including newspapers, newsletters, and financial periodicals) that monitor the performance of mutual funds, such as Lipper Analytical Services, Inc. ("Lipper"), C.D.A. Investment Technologies, Inc., Wiesenberger Investment Companies Service, Investment Company Data Inc., iMoneyNet Inc.'s Money Market Fund Report, Morningstar, Inc. ("Morningstar"), Micropal Incorporated, VARDS and quarterly mutual fund rankings by Money, Fortune, Forbes, Business Week, Personal Investor, and U.S. News & World Report magazines, The Wall Street Journal, New York Times, Kiplinger's Personal Finance, and Barron's Newspaper, or
 (2)    recognized bond, stock and other indices, such as the Lehman Brothers U.S. Aggregate Index, The Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"), S&P SmallCap 600 ("S&P 600"), S&P MidCap 400 ("S&P 400"), Russell 2000® Index, Russell MidCap® Growth Index, Dow Jones Industrial Average ("DJIA"), Wilshire 1750, NASDAQ Composite, Montgomery Securities Growth Stock Index, Value Line Index, U.S. Department of Labor Consumer Price Index ("Consumer Price Index"), College Board Survey of Colleges Annual Increases of College costs, Kanon Bloch's Family Performance Index, the S&P 500/Barra Growth Index, the S&P 500/Barra Value Index, the EAFE® Index, the Financial Times World XUS Index, and various other domestic, international, and global indices. The S&P 500 Index is a broad index of common stock prices, while the DJIA represents a narrower segment of industrial companies. The S&P 600 includes stocks that range in market value from $31 million to $2.3 billion, with an average of $496 million (as of March 31, 2003). The S&P 400 measures mid-sized companies with an average market capitalization of $1.7 billion (as of March 31, 2003). The EAFE® Index is an unmanaged index of common stock prices of more than 1,000 companies from Europe, Australia, and the Far East translated into U.S. dollars. The Financial Times World XUS Index is an index of 24 international markets, excluding the U.S. market. Each assumes reinvestment of distributions and is calculated without regard to tax consequences or the costs of investing. Each Fund may invest in different types of securities from those included in some of the above indices.

The Limited Maturity Bond Portfolio's performance may also be compared with the Merrill Lynch 1-3 Year Treasury Index and the Lehman Brothers Intermediate U.S. Government/Credit Bond Index, as well as the performance of Treasury Securities, corporate bonds, and the Lipper Short Investment Grade Debt Funds investment objective.

The Socially Responsive Portfolio's performance may also be compared to various socially responsive indices. These include The Domini Social Index and the indices developed by the quantitative department of Prudential Securities, such as that department's Large and Mid-Cap portfolio indices for various breakdowns ("Sin" Stock Free, Cigarette-Stock Free, S&P Composite, etc.).

Evaluations of a Fund's performance, its yield/total return and comparisons may be used in advertisements and in information furnished to present and prospective shareholders (collectively, "Advertisements"). The Funds may also be compared to individual asset classes such as common stocks, small-cap stocks, or Treasury bonds, based on information supplied by Ibbotson and Sinquefield.

Each Fund may invest some of its assets in different types of securities than those included in the index used as a comparison with the Fund's historical performance. A Fund may also compare certain indices, which represent different segments of the securities markets, for the purpose of comparing the historical returns and volatility of those particular market segments. Measures of volatility show the range of historical price fluctuations. Standard deviation may be used as a measure of volatility. There are other measures of volatility, which may yield different results.

In addition, the Income Funds' performance may be compared at times with that of various bank instruments (including bank money market accounts and CDs of varying maturities) as reported in publications such as The Bank Rate Monitor. Any such comparisons may be useful to investors who wish to compare a Fund's past performance with that of certain of its competitors. Of course, past performance is not a guarantee of future results. Unlike an investment in a Fund, bank CDs pay a fixed rate of interest for a stated period of time and are insured up to $100,000.

Other Performance Information. From time to time, information about a Fund's portfolio allocation and holdings as of a particular date may be included in Advertisements. This information may include portfolio diversification by asset type.

TRUSTEES AND OFFICERS

The following tables set forth information concerning the trustees and officers of the Trust. All persons named as trustees and officers also serve in similar capacities for other funds administered or managed by NB Management and Neuberger Berman.

Information about the Board of Trustees
Independent Trustees Name, Age, and Address (1)	Position and Length of Time Served (2)	Principal Occupation(s)(3)	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held Outside Fund Complex by Trustee
John Cannon (73)	Trustee since 2000	Consultant. Formerly, Chairman and Chief Investment Officer, CDC Capital Management (registered investment adviser) (1993-January 1999) prior thereto, President and Chief Executive Officer, AMA Investment Advisors, an affiliate of the American Medical Association.	35	Independent Trustee or Director of three series of Oppenheimer Funds: Limited Term New York Municipal Fund, Rochester Fund Municipals, and Oppenheimer Convertible Securities Fund, since 1992.
Faith Colish (67)	Trustee since 1984	Counsel, Carter Ledyard & Milburn LLP (law firm) since October 2002; prior thereto, Attorney at Law and President, Faith Colish, A Professional Corporation, 1980 to 2002.	35	Director, American Bar Retirement Association (ABRA) since 1997 (not-for-profit membership association).
Walter G. Ehlers (69)	Trustee since 1989	Consultant; Retired President and Director, Teachers Insurance & Annuity (TIAA) and College Retirement Equities Fund (CREF).	35
C. Anne Harvey (65)	Trustee since 1998	Consultant, C. A. Harvey Associates, since June 2001; Director, AARP, 1978 to December 2000.	35

Member, Individual Investors

Advisory Committee to the New

York Stock Exchange Board of

Directors, 1998 to June 2002;

President, Board of Associates to

The National Rehabilitation

Hospital's Board of Directors since

2002; Member, American Savings

Education Council's Policy Board

(ASEC),1998-2000; Member,

Executive Committee, Crime

Prevention Coalition of America,

1997-2000.

Barry Hirsch (69)	Trustee since 2000	Senior Counsel, Loews Corporation (diversified financial corporation) since May 2002; prior thereto, Senior Vice President, Secretary and General Counsel, Loews Corporation.	35
Robert A. Kavesh (75)	Trustee since 2000	Professor of Finance and Economics, Stern School of Business, New York University.	35	Director, Delaware Labs (cosmetics), since 1978.
Howard A. Mileaf (66)	Trustee since 1999	Retired. Formerly, Vice President and Special Counsel, WHX Corporation (holding company), 1993-2001.	35	Director, WHX Corporation (holding company) since August 2002; Director, WebFinancial Corporation (holding company) since December 2002; Director, State
				Theatre of New Jersey (not-for- profit theater), since 2000; Formerly, Director, Kevlin Corporation (manufacturer of microwave and other products).
John P. Rosenthal (70)	Trustee since 2000	Senior Vice President, Burnham Securities Inc. (a registered broker-dealer) since 1991.	35	Director, 92nd Street Y (non-profit), since 1967; Formerly, Director, Cancer Treatment Holdings, Inc.
William E. Rulon (70)	Trustee since 2000	Retired. Senior Vice President, Foodmaker, Inc. (operator and franchiser of restaurants) until January 1997.	35	Director, Pro-Kids Golf and Learning Academy (teach golf and computer usage to "at risk" children), since 1998; Director, Prandium, Inc. (restaurants), from March 2001 until July 2002.
Cornelius T Ryan (71)	Trustee since 2000	Founding General Partner, Oxford Partners and Oxford Bioscience Partners (venture capital partnerships) and President, Oxford Venture Corporation.	35

Director, Capital Cash Management

Trust (money market fund),

Narragansett Insured Tax-Free

Income Fund, Rocky Mountain

Equity Fund, Prime Cash Fund,

several private companies and

QuadraMed Corporation

(NASDAQ).

Tom Decker Seip (53)	Trustee since 2000	General Partner, Seip Investments LP (a private investment partnership); President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; Senior Executive at the Charles Schwab Corporation from 1983 to 1999; including Chief Executive Officer, Charles Schwab Investment Management, Inc. and Trustee, Schwab Family of Funds and Schwab Investments from 1997 to 1998; Executive Vice President--Retail Brokerage, Charles Schwab Investment Management from 1994 to 1997.	35

Director, H&R Block, Inc. (financial

services company), since May 2001;

Director, General Magic (voice

recognition software), since

November 2001; Director, Forward

Management, Inc. (asset

management), since 2001; Director,

E-Finance Corporation (credit

decisioning services), since 1999;

Director, Save-Daily.com (micro

investing services), since 1999;

Formerly, Director, Offroad Capital

Inc. (pre-public internet commerce

company).

Candace L. Straight (55)	Trustee since 1999	Private investor and consultant specializing in the insurance industry; Advisory Director, Securitas Capital LLC (a global private equity investment firm dedicated to making investments in the insurance sector).	35	Director, Providence Washington (property and casualty insurance company), since December 1998; Director, Summit Global Partners (insurance brokerage firm), since October 2000.
Peter P. Trapp (58)	Trustee since 1984	Regional Manager for Atlanta Region, Ford Motor Credit Company since August 1997; prior thereto, President, Ford Life Insurance Company, April 1995 until August 1997.	35

Trustees who are "Interested Persons"
Edward I. OBrien* (74)	Trustee since 2000	Member, Investment Policy Committee, Edward Jones, 1993-2001; President, Securities Industry Association ("SIA") (securities industry's representative in government relations and regulatory matters at the federal and state levels), 1974-1992; Adviser to SIA, November 1992-November 1993.	35	Director, Legg Mason, Inc. (financial services holding company), since 1993; Director, Boston Financial Group (real estate and tax shelters), 1993-1999.
Jack L. Rivkin* (4) (62)	President and Trustee since December 2002	Executive Vice President and Chief Investment Officer, Neuberger Berman since 2002 and 2003, respectively; Head of Research and Research Sales and Trading Departments of Neuberger Berman since 2002; Director and Chairman, NB Management since December 2002; Executive Vice President, Citigroup Investments, Executive Vice President, Travelers Group, Inc. and Senior Vice President, Tribeca Investments, LLC from 1996 to 2002.	35

Director, Dale Carnegie & Associates, Inc. (private company) since 1998; Director, Emagin Corp. (public company) since 1997; Director, Solbright Inc. (private company) since 1998; Director, Infogate Corp. (private company) since 1997; Director, Broadway Television Network (private company) since 2000.

Peter E. Sundman* (43)	Chairman of the Board, Chief Executive Officer and Trustee since 2000; President and Chief Executive Officer from 1998 to 2000	Executive Vice President, Neuberger Berman since 1999; Principal, Neuberger Berman from 1997 until 1999; Senior Vice President, NB Management from 1996 until 1999.	35

Executive Vice President, Neuberger Berman Inc. (holding company) since 1999; President and Director, NB Management since 1999 and Director from October 1999 through March 2003; Head of Neuberger Berman Inc.'s Mutual Funds and Institutional Business since 1999; President and Director, NB Management since 1999; Director and Vice President, Neuberger & Berman Agency, Inc. since 2000; Trustee, Frost Valley YMCA.

(1)	The business address of each listed person is 605 Third Avenue, New York, New York 10158.
(2)

Pursuant to the Trust's Trust Instrument, each Trustee shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Trustee may resign by delivering a written resignation; (b) any Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Trustees; (c) any Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3)	Except as otherwise indicated, each individual has held the positions shown for at least the last five years.
(4)	Serves as Trustee effective December 12, 2002.

*Indicates a trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Sundman and Mr. Rivkin are interested persons of the Trust by virtue of the fact that they are officers and/or directors of NB Management and Executive Vice Presidents of Neuberger Berman. Mr. O'Brien is an interested person of the Trust by virtue of the fact that he is a director of Legg Mason, Inc., a wholly owned subsidiary of which, from time to time, serves as a broker or dealer to the Funds and other funds for which NB Management serves as investment manager.

Information about the Officers of the Trust

Claudia A. Brandon (46)	Secretary since 1985

Vice President, Neuberger Berman since 2002 and employee since 1999; Vice President-Mutual Fund Board Relations, NB Management since 2000; Vice President, NB Management from 1986 to 1999; Secretary, eight registered investment companies for which NB Management acts as investment manager and administrator (four since 2002 and one since March 2003).

Robert Conti (46)	Vice President since 2000

Senior Vice President, Neuberger Berman since 2003; Vice President, Neuberger Berman from 1999 until 2003; Senior Vice President, NB Management since 2000; Controller, NB Management until 1996; Treasurer, NB Management from 1996 until 1999; Vice President, eight registered investment companies for which NB Management acts as investment manager and administrator (three since 2000, four since 2002 and one since March 2003).

Brian J. Gaffney (49)	Vice President since 2000

Managing Director, Neuberger Berman since 1999; Senior Vice President, NB Management since 2000; Vice President, NB Management from 1997 until 1999; Vice President, eight registered investment companies for which NB Management acts as investment manager and administrator (three since 2002, four since 2002 and one since March 2003).

Sheila R. James (37)	Assistant Secretary since 2002

Employee, Neuberger Berman since 1999; Employee, NB Management from 1991 to 1999; Assistant Secretary, eight registered investment companies for which NB Management acts as investment manager and administrator (seven since 2002 and one since March 2003).

Kevin Lyons (47)	Assistant Secretary since March 2003

Employee, Neuberger Berman since 1999; Employee, NB Management from 1993 to 1999; Assistant Secretary, eight registered investment companies for which NB Management acts as investment manager and administrator (seven since 2002 and one since March 2003).

John M. McGovern (33)	Assistant Treasurer since 2002

Employee, NB Management since 1993; Assistant Treasurer, eight registered investment companies for which NB Management acts as investment manager and administrator (seven since 2002 and one since March 2003).

Barbara Muinos (44)	Treasurer and Principal Financial and Accounting Officer since 2002; prior thereto, Assistant Treasurer since 1996

Vice President, Neuberger Berman since 1999; Assistant Vice President, NB Management from 1993 to 1999; Treasurer and Principal Financial and Accounting Officer, eight registered investment companies for which NB Management acts as investment manager and administrator (seven since 2002 and one since March 2003); Assistant Treasurer of three registered investment companies for which NB Management acts as investment manager and administrator from 1996 until 2002.

Frederic B. Soule (56)	Vice President since 2000

Senior Vice President, Neuberger Berman since 2003; Vice President; Neuberger Berman from 1999 until 2003; Vice President, NB Management from 1995 until 1999; Vice President, eight registered investment companies for which NB Management acts as investment manager and administrator (three since 2000, four since 2002 and one since March 2003).

Trani Jo Wyman (33)	Assistant Treasurer since 2002

Employee, NB Management since 1991; Assistant Treasurer, eight registered investment companies for which NB Management acts as investment manager and administrator (seven since 2002 and one since March 2003).

______________

(1)	The business address of each listed person is 605 Third Avenue, New York, New York 10158.
(2)

Pursuant to the By-Laws of the Trust, each officer elected by the Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Trustees and may be removed at any time with or without cause.

(3)	Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

The Board of Trustees

The Board of Trustees is responsible for managing the business and affairs of the Trust. Among other things, the Board of Trustees generally oversees the portfolio management of each Fund and reviews and approves each Fund's advisory and sub-advisory contracts and other principal contracts. The Board of Trustees has established several standing committees to oversee particular aspects of the Funds' management. The standing committees of the Board of Trustees are described below.

Audit Committee. The Audit Committee's purposes are (a) to oversee generally the Funds' accounting and financial reporting policies and practices, their internal controls and, as appropriate, the internal controls of certain service providers; (b) to oversee generally the quality and objectivity of the Funds' financial statements and the independent audit thereof; and (c) to act as a liaison between the Funds' independent auditors and the full Board. The Audit Committee is composed entirely of Independent Trustees; its members are John Cannon, Walter G. Ehlers, Cornelius T. Ryan (Chairman) and Peter P. Trapp. During the fiscal year ended 12/31/02, the Committee met one time.

Code of Ethics Committee. The Code of Ethics Committee oversees the administration of the Trust's Code of Ethics, which restricts the personal securities transactions of employees, officers, and trustees. Its members are John Cannon, Faith Colish, Robert A. Kavesh (Chairman), and Edward I. O'Brien. During the fiscal year ended 12/31/02, the Committee met one time. The entire Board received required quarterly reports on the administration of the Code of Ethics and the required annual certifications from the Trust, Neuberger Berman and NB Management.

Contract Review Committee. The Contract Review Committee is responsible for review and oversight of the Trust's principal contractual arrangements. The Committee is composed entirely of Independent Trustees; its members are Faith Colish (Chairwoman), Barry Hirsch, Howard A. Mileaf, William E. Rulon and Tom D. Seip. During the fiscal year ended 12/31/02, the Committee met two times.

Executive Committee. The Executive Committee has all the powers of the Trustees when the Trustees are not in session. Its members are John Cannon, Faith Colish, Jack L. Rivkin, John P. Rosenthal, William E. Rulon, Cornelius T. Ryan and Peter E. Sundman (Chairman). All members except for Mr. Rivkin and Mr. Sundman are Independent Trustees. During the fiscal year ended 12/31/02, the Committee did not meet.

Nominating Committee. The Nominating Committee is responsible for nominating individuals to serve as trustees, including as Independent Trustees, as members of committees, and as officers of the Trust. The Nominating Committee is composed entirely of Independent Trustees; its members are C. Anne Harvey, Barry Hirsch, Howard A. Mileaf (Chairman), Cornelius T. Ryan and Tom D. Seip. The Committee will consider nominees recommended by shareholders; shareholders may send resumes of recommended persons to the attention of Claudia Brandon, Secretary, Neuberger Berman Advisers Management Trust, 605 Third Avenue, 2nd Floor, New York, NY, 10158-0180. During the fiscal year ended 12/31/02, the Committee met two times.

Portfolio Transactions Committee. The Portfolio Transactions Committee from time to time reviews, among other things, quality of execution of portfolio trades, actual and potential uses of portfolio brokerage commissions, agency cross-transactions, information relating to the commissions charged by Neuberger Berman to the Funds and to its other customers, and information concerning the prevailing level of commissions charged by other brokers having comparable execution capability. The Committee is composed entirely of Independent Trustees; its members are Faith Colish, Walter G. Ehlers, C. Anne Harvey, Candace L. Straight (Chairwoman) and Peter P. Trapp. During the fiscal year ended 12/31/02, the Committee met three times.

Pricing Committee. The Pricing Committee oversees the procedures for pricing the Funds' securities, and from time to time may be called upon to establish or ratify the fair value of portfolio securities for which market prices are not readily available. Its members are Jack L. Rivkin, Robert A. Kavesh, Edward I. O'Brien, John P. Rosenthal (Chairman), Tom D. Seip and Peter P. Trapp. All members except for Mr. Rivkin and Mr. O'Brien are Independent Trustees. During the fiscal year ended 12/31/02, the Committee met one time.

Insurance Committee. The Insurance Committee is consulted about life insurance companies under consideration as candidates to utilize Neuberger Berman Advisers Management Trust shares prior to entry into any agreements. In addition, its members are consulted by the Trust's officers and NB Management in the event a user insurance company encounters financial difficulties so as to determine the effect on the Trust and the possibility that the insurance company's separate account assets would be withdrawn from the Trust. Its members are Walter G. Ehlers, Barry Hirsch, Robert A. Kavesh, Candace L. Straight and Peter P. Trapp. During the fiscal year ended 12/31/02, the Committee met one time.

The Trust's Trust Instrument provides that the Trust will indemnify its Trustees and officers against liabilities and expenses reasonably incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless it is adjudicated that they (a) engaged in bad faith, willful misfeasance, gross negligence, or reckless disregard of the duties involved in the conduct of their offices, or (b) did not act in good faith in the reasonable belief that their action was in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined (by a court or other body approving the settlement or other disposition, by a majority of disinterested Trustees based upon a review of readily available facts, or in a written opinion of independent counsel) that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence, or reckless disregard of their duties.

Trustees who are not managing directors, officers or employees of NB Management, Neuberger Berman and/or the participating life insurance companies or any of their affiliates are paid Trustees' fees. For the year ended December 31, 2002, a total of $357,081 in fees was paid to the Trustees as a group by the Trust and a total of $1,072,500 in fees was paid to the Trustees as a group by the fund complex.

The following table sets forth information concerning the compensation of the trustees of the Trust. The Trust does not have any retirement plan for its trustees.

TABLE OF COMPENSATION
FOR FISCAL YEAR ENDED 12/31/02
Name and Position with the Trust	Aggregate Compensation from the Trust	Total Compensation from Investment Companies in the Neuberger Berman Fund Complex Paid to Trustees
Independent Trustees
John Cannon Trustee	$25,806	$77,500
Faith Colish Trustee	$25,806	$77,500
Walter G. Ehlers Trustee	$25,806	$77,500
C. Anne Harvey Trustee	$25,806	$77,500
Barry Hirsch Trustee	$25,806	$77,500
Robert A. Kavesh Trustee	$25,806	$77,500
Howard A. Mileaf Trustee	$25,806	$77,500
John P. Rosenthal Trustee	$23,306	$70,000
William E. Rulon Trustee	$25,806	$77,500
Cornelius T. Ryan Trustee	$25,806	$77,500
Tom Decker Seip Trustee	$25,806	$77,500
Gustave H. Shubert* Trustee	$5,625	$17,500
Candace L. Straight Trustee	$25,806	$77,500
Peter P. Trapp Trustee	$20,978	$62,500
Trustees who are "Interested Persons"
Michael M. Kassen** Trustee	$0	$0
Edward I. O'Brien Trustee	$23,306	$70,000
Jack L. Rivkin *** Trustee	$0	$0
Peter E. Sundman Trustee	$0	$0

_______________

*Mr. Shubert retired as a member of the Board of Trustees on March 7, 2002.

**Mr. Kassen retired as a member of the Board of Trustees on December 12, 2002.

***Mr. Rivkin serves as a member of the Board of Trustees effective December 12, 2002.

At April 15, 2003, the Trustees and officers of the Trust, as a group, owned beneficially or of record less than 1% of the outstanding shares of each Fund.

Ownership of Securities

Set forth below is the dollar range of equity securities owned by each Trustee.
Name of Trustee	Dollar Range of Equity Securities in Neuberger Berman Advisers Management Trust as of December 31, 2002	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Independent Trustees
John Cannon	None	None
Faith Colish	None	Over $100,000
Walter G. Ehlers	None	None
C. Anne Harvey	None	None
Barry Hirsch	None	None
Robert A. Kavesh	None	$1 - $10,000
Howard A. Mileaf	None	Over $100,000
John P. Rosenthal	None	Over $100,000
William E. Rulon	None	$10,001 - $50,000
Cornelius T. Ryan	None	$1 - $10,000
Tom Decker Seip	None	None
Candace L. Straight	None	Over $100,000
Peter P. Trapp	None	$10,001 -$50,000
Trustees who are "Interested Persons"
Edward I. O'Brien	None	Over $100,000
Jack L. Rivkin	None	None
Peter E. Sundman	None	Over $100,000

Independent Trustees Ownership of Securities

Set forth in the table below is information regarding each Independent Trustee's (and his/her immediate family members) share ownership in securities of Neuberger Berman and the ownership of securities in an entity controlling, controlled by or under common control with Neuberger Berman (not including registered investment companies).
Name of Trustee	Name of Owners and Relationship to Trustee	Company	Title of Class	Value of Securities	Percentage of Class
John Cannon	N/A	N/A	N/A	$0	N/A
Faith Colish	N/A	N/A	N/A	$0	N/A
Walter G. Ehlers	N/A	N/A	N/A	$0	N/A
C. Anne Harvey	N/A	N/A	N/A	$0	N/A
Barry Hirsch	N/A	N/A	N/A	$0	N/A
Robert A. Kavesh	N/A	N/A	N/A	$0	N/A
Howard A. Mileaf	N/A	N/A	N/A	$0	N/A
John P. Rosenthal	N/A	N/A	N/A	$0	N/A
William E. Rulon	N/A	N/A	N/A	$0	N/A
Cornelius T. Ryan	N/A	N/A	N/A	$0	N/A
Tom Decker Seip	N/A	N/A	N/A	$0	N/A
Candace L. Straight	N/A	N/A	N/A	$0	N/A
Peter P. Trapp	N/A	N/A	N/A	$0	N/A

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Shares of the Funds are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies (collectively, "Variable Contracts") issued through separate accounts of life insurance companies (the "Life Companies") and Qualified Plans. As of April 15, 2003, the separate accounts of the Life Companies and Qualified Plans were known to the Board of Trustees and the management of the Trust to own of record all shares of the Growth, Guardian, Limited Maturity Bond, Mid-Cap Growth, Partners, and Socially Responsive Portfolios of the Trust and approximately 99% of the shares of the Balanced Portfolio of the Trust. There were no shareholders of the International and Real Estate Portfolios as of the same date.

As of April 15, 2003, separate accounts of the following Life Companies and Qualified Plans owned of record or beneficially 5% or more of the shares of the following Funds:
Fund	Address	Class and Type of Ownership	Percentage of Class	Percentage of Fund
Growth Portfolio	Nationwide Life Insurance Company* P.O. Box 182029 Columbus, OH 43218-2029	I	91%	91%
Growth Portfolio	Security Life of Denver 1001 Jefferson Street Wilmington, DE 19801	I	5%	5%
Limited Maturity Bond	Nationwide Life Insurance Company* P.O. Box 182029 Columbus, OH 43218-2029	I	55%	55%
Limited Maturity Bond	ING-Reliastar 151 Farmington Avenue Hartford, CT 06156-1506	I	14%	14%
Limited Maturity Bond	Security Life of Denver 1001 Jefferson Street Wilmington, DE 19801	I	9%	9%
Balanced Portfolio	Penn Mutual Life Insurance Company* 600 Dresher Road Horsham, PA 19044	I	55%	55%
Balanced Portfolio	Nationwide Life Insurance Company* P.O. Box 182029 Columbus, OH 43218-2029	I	37%	37%
Focus Portfolio S Class	Neuberger Berman LLC* 605 Third Avenue New York, NY 10158	S	73%	73%
Focus Portfolio S Class	Nationwide Life Insurance Company* P.O. Box 182029 Columbus, OH 43218-2029	S	27%	27%
Socially Responsive Portfolio	I L Annuity and Insurance Company* 2960 Meridian Street Indianapolis, IN 26208	I	52%	52%
Socially Responsive Portfolio	ING-Reliastar* 151 Farmington Avenue Hartford, CT 06156-1506	I	48%	48%
Mid cap Growth Portfolio	Nationwide Life Insurance Company* P.O. Box 182029 Columbus, OH 43218-2029	I	52%	52%
Mid cap Growth Portfolio	Lincoln Life & Annuity Company* 1300 S. Clinton Street Fort Wayne, IN 46802	I	43%	43%
Mid cap Growth Portfolio S Class	Nationwide Life Insurance Company* P.O. Box 182029 Columbus, OH 43218-2029	S	91%	91%
Mid cap Growth Portfolio S Class	Neuberger Berman LLC 605 Third Avenue New York, NY 10158	S	9%	9%
Guardian Portfolio	Nationwide Life Insurance Company* P.O. Box 182029 Columbus, OH 43218-2029	I	93%	93%
Guardian Portfolio S Class	Neuberger Berman LLC* 605 Third Avenue New York, NY 10158	S	97%	97%
Regency Portfolio	Lincoln Life & Annuity Company* 1300 S. Clinton Street Fort Wayne, IN 46802	I	99%	99%
Partners Portfolio	Nationwide Life Insurance Company* P.O. Box 182029 Columbus, OH 43218-2029	I	57%	57%
Partners Portfolio	Hartford Life Insurance Company 200 Hopemeadow Simsbury, CT 06070	I	14%	14%
Fasciano Portfolio S Class	Nationwide Life Insurance Company* P.O. Box 182029 Columbus, OH 43218-2029	S	91%	91%
Fasciano Portfolio S Class	Neuberger Berman LLC 605 Third Avenue New York, NY 10158	S	7%	7%

________________________

*These entities owned of Record 25% or more of the outstanding shares of beneficial interest of the Fund, and therefore may be presumed to "control" the Fund, as that term is defined in the 1940 Act.

These Life Companies are required to vote Fund shares in accordance with instructions received from owners of Variable Contracts funded by separate accounts with respect to separate accounts of these Life Companies that are registered with the Securities and Exchange Commission as unit investment trusts.

INVESTMENT MANAGEMENT AND ADMINISTRATION SERVICES

Neuberger Berman is an investment management firm with headquarters in New York. The firm's focus is on U.S. fixed income, equity and balanced fund management. Total assets under management by Neuberger Berman and its affiliates were over $56 billion as of December 31, 2002. Founded in 1939 to manage portfolios for high net worth individuals, the firm entered the mutual fund management business in 1950, and began offering active management for pension funds and institutions in the mid-1970s. Most money managers that come to the Neuberger Berman organization have at least fifteen years of experience. Neuberger Berman and NB Management employ experienced professionals that work in a competitive environment.

NB Management serves as each Fund's investment manager pursuant to a Management Agreement ("Management Agreement") dated as of May 1, 2000, that was approved by the Trustees on February 29, 2000.

From May 1, 1995 through April 30, 2000, NB Management served as the investment manager of the corresponding master series of Advisers Managers Trust in which each Fund invested its net investable assets.

The Management Agreement provides in substance that NB Management will make and implement investment decisions for the Funds in its discretion and will continuously develop an investment program for each Fund's assets. The Management Agreement permits NB Management to effect securities transactions on behalf of each Fund through associated persons of NB Management. The Management Agreement also specifically permits NB Management to compensate, through higher commissions, brokers and dealers who provide investment research and analysis to the Fund, but NB Management has no current plans to pay a material amount of such compensation.

NB Management provides to each Fund, without cost, office space, equipment, and facilities and personnel necessary to perform executive, administrative, and clerical functions and pays all salaries, expenses, and fees of the officers, Trustees, and employees of the Trust who are officers, directors, or employees of NB Management. Several individuals who are directors, officers or employees of NB Management and/or Neuberger Berman also serve as Trustees and/or officers of the Trust. See "Trustees and Officers." NB Management provides similar facilities and services to each Fund pursuant to administration agreements dated May 1, 1995 for the I Class shares and May 1, 2002 for the S Class Shares (each, an "Administration Agreement").

Management and Administration Fees

For investment management services, Balanced, Focus, Growth, Guardian, Mid-Cap Growth, Partners, Regency and Socially Responsive Portfolio each pays NB Management a fee at the annual rate of 0.55% of the first $250 million of the Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets in excess of $4 billion. Fasciano Portfolio pays NB Management a fee for investment management services at the annual rate of 0.85% of the first $500 million of the Fund's average daily net assets, 0.825% of the next $500 million, 0.80% of the next $500 million, 0.775% of the next $500 million, 0.75% of the next $500 million and 0.725% of average daily net assets in excess of $2.5 billion. International Portfolio pays NB Management a fee for investment management services at the annual rate of 0.85% of the first $250 million of the Fund's average daily net assets, 0.825% of the next $250 million, 0.80% of the next $250 million, 0.775% of the next $250 million, 0.75% of the next $500 million, 0.725% of the next $1 billion, and 0.70% of average daily net assets in excess of $2.5 billion. Limited Maturity Bond Portfolio pays NB Management a fee for investment management services at the annual rate of 0.25% of the first $500 million of the Fund's average daily net assets, 0.225% of the next $500 million, 0.20% of the next $500 million, 0.175% of the next $500 million, and 0.15% of the Fund's average daily net assets in excess of $2 billion. Real Estate Portfolio pays NB Management a fee for investment management services at the annual rate of 0.85% of the Fund's average daily net assets.

For administrative services, each Fund (except Limited Maturity Bond Portfolio) pays NB Management a fee at the annual rate of 0.30% of that Fund's average daily net assets. For administrative services, Limited Maturity Bond Portfolio pays NB Management a fee at the annual rate of 0.40% of average daily net assets. In addition, each Fund pays certain out-of-pocket expenses for technology used for shareholder servicing and shareholder communications subject to the prior approval of an annual budget by the Trust's Board of Trustees, including a majority of those Trustees who are not interested persons of the Trust or of NB Management, and periodic reports to the Board of Trustees on actual expenses.

During the fiscal years ended December 31, 2002, 2001 and 2000, each Fund accrued management and administration fees as follows (these amounts include management fees incurred by each applicable Fund's corresponding master series of Advisers Managers Trust.
Fund	Management and Administration Fees Accrued for Fiscal Years Ended December 31
	2002	2001	2000
Growth Portfolio	$2,136,243	$3,594,051	$6,755,757
Limited Maturity Bond Portfolio	$2,118,575	$1,628,984	$1,506,147
Guardian Portfolio	$1,491,007	$1,444,009	$1,025,356
Balanced Portfolio	$799,712	$1,024,511	$1,421,903
Partners Portfolio	$5,544,875	$6,597,266	$6,927,241
Mid-Cap Growth Portfolio	$3,672,832	$4,434,788	$4,095,279
Socially Responsive Portfolio	$34,122	$18,253	$14,649
Regency Portfolio	$232,950	$65,250*	N/A
Fasciano Portfolio	$1,374**	N/A	N/A
Focus Portfolio	$504***	N/A	N/A

________________

*From August 22, 2001 (commencement of operations) to December 31, 2001.
**From July 12, 2002 (commencement of operations) to December 31, 2002.
***From August 8, 2002 (commencement of operations) to December 31, 2002.

The Management and Administration Agreements each continue until July 1, 2003. Each Agreement is renewable from year to year with respect to a Fund, so long as its continuance is approved at least annually (1) by the vote of a majority of the Trustees who are not "interested persons" of NB Management or the Trust ("Independent Trustees"), cast in person at a meeting called for the purpose of voting on such approval, and (2) by the vote of a majority of the Trustees or by a 1940 Act majority vote of the outstanding shares in that Fund. The Management Agreement is terminable with respect to a Fund without penalty on 60 days' prior written notice either by the Trust or by NB Management. The Administration Agreement is terminable with respect to a Fund without penalty by NB Management upon at least 120 days' prior written notice to the Fund, and by the Fund if authorized by the Trustees, including a majority of the Independent Trustees, on at least 30 days' prior written notice to NB Management. Each Agreement terminates automatically if it is assigned.

Expense Limitations

Balanced, Growth, Guardian (Class I), Limited Maturity Bond, Mid-Cap Growth and Partners Portfolios. NB Management has contractually undertaken to limit the Funds' expenses through December 31, 2006 by reimbursing each Fund for its total operating expenses (excluding the compensation of NB Management), taxes, interest, extraordinary expenses, brokerage commissions and transaction costs), that exceed, in the aggregate, 1.00% per annum of the Fund's average daily net asset value.

Each Fund has contractually undertaken to reimburse NB Management for the excess expenses paid by NB Management, provided the reimbursements do not cause total operating expenses (exclusive of taxes, interest, brokerage commissions, transaction costs and extraordinary expenses for all Funds and compensation of NB Management in the case of Balanced, Growth, Partners and Limited Maturity Portfolios) to exceed an annual rate of 1.00%; and the reimbursements are made within three years after the year in which NB Management incurred the expense.

Fasciano, Focus, Guardian (Class S), Mid-Cap Growth (Class S), and International Portfolios. NB Management has contractually undertaken to limit the expenses of S Class shares through December 31, 2006 by reimbursing each Fund for its total operating expenses, including compensation to NB Management, but excluding taxes, interest, extraordinary expenses, transaction costs and brokerage commissions, that exceed, in the aggregate, 1.25% for Focus, Mid-Cap Growth, and Guardian Portfolios, 1.40% for Fasciano Portfolio and 2.00% for International Portfolio per annum of the Class's average daily net asset value. Each Fund has in turn contractually undertaken to repay NB Management from S Class assets for the excess operating expenses borne by NB Management, so long as the Class's annual operating expenses during that period (exclusive of taxes, interest, extraordinary expenses and brokerage commissions) does not exceed 1.25% for Focus, Mid-Cap Growth and Guardian Portfolios, 1.40% for Fasciano Portfolio and 2.00% for International Portfolio per year of the Class's average daily net assets, and further provided that the reimbursements are made within three years after the year in which NB Management incurred the expense.

Socially Responsive and Regency Portfolios. NB Management has contractually undertaken to limit each Fund's expenses through December 31, 2006 by reimbursing each Fund for its total operating expenses, including compensation to NB Management, but excluding taxes, interest, extraordinary expenses and brokerage commissions, that exceed, in the aggregate, 1.50% per annum of the Fund's average daily net asset value. Each Fund has contractually undertaken to reimburse NB Management for the excess expenses paid by NB Management, provided the reimbursements do not cause total operating expenses, (exclusive of taxes, interest, extraordinary expenses and brokerage commissions) to exceed an annual rate of 1.50% of average daily net assets; and the reimbursements are made within three years after the year in which NB Management incurred the expense.

Real Estate Portfolio NB Management has contractually undertaken to limit the Fund's expenses through December 31, 2006 by reimbursing the Fund for its total operating expenses, including compensation to NB Management, but excluding taxes, interest, extraordinary expenses and brokerage commissions, that exceed, in the aggregate, 1.75% per annum of the Fund's average daily net asset value. The Fund has in turn contractually undertaken to repay NB Management for the excess operating expenses borne by NB Management, so long as the Fund's annual operating expenses during that period (exclusive of taxes, interest, extraordinary expenses and brokerage commissions) does not exceed 1.75% of the Fund's average daily net assets, and further provided that reimbursements are made within three years after the year in which NB Management incurred the expense.

The effect of any expense limitation by NB Management is to reduce operating expenses of a Fund and thereby increase total return. There can be no assurance that these expense limitation agreements will be continued or be extended beyond the period indicated.

For the year ended December 31, 2002, NB Management reimbursed the Socially Responsive Portfolio $54,400, Focus Portfolio $37,435, and the Fasciano Portfolio $44,573. Pursuant to a recoupment agreement, the Regency Portfolio repaid NB Management $14,415 during the year ended December 31, 2002 for amounts previously reimbursed by NB Management. For the year ended December 31, 2001, NB Management reimbursed the Regency Portfolio (from August 22, 2001 (commencement of operations) to December 31, 2001) $14,415, and the Socially Responsive Portfolio $60,225. Pursuant to a recoupement agreement, the Guardian Portfolio repaid NB Management $31,786 during the year ended December 31, 2001 for amounts previously reimbursed by NB Management. For the year ended December 31, 2000, NB Management reimbursed the Socially Responsive Portfolio $14,815. Pursuant to a recoupment agreement, the Guardian Portfolio repaid NB Management $12,486 and the Mid-Cap Growth Portfolio $119,803 during the year ended December 31, 2000 for amounts previously reimbursed by NB Management.

Management and Control of NB Management and Neuberger Berman

The directors and officers of NB Management, who are deemed "control persons," all of whom have offices at the same address as NB Management, are: Jeffrey B. Lane, Director; Robert Matza, Director; Jack L. Rivkin, Director and Chairman; Peter E. Sundman, Director and President; Heidi S. Steiger, Director; Barbara R. Katersky, Senior Vice President; Robert Conti, Senior Vice President; Brian Gaffney, Senior Vice President; Matthew S. Stadler, Senior Vice President and Chief Financial Officer; Thomas E. Gengler Jr., Senior Vice President; and Joseph K. Herlihy, Treasurer.

The officers and employees of Neuberger Berman who are deemed "control persons," all of whom have offices at the same address as Neuberger Berman, are: Jeffrey B. Lane, President and Chief Executive Officer; Robert Matza, Executive Vice President and Chief Administrative Officer; Heidi S. Steiger, Executive Vice President; Peter E. Sundman, Executive Vice President; Matthew S. Stadler, Senior Vice President and Chief Financial Officer; Kevin Handwerker, Senior Vice President, General Counsel and Secretary; Joseph K. Herlihy, Senior Vice President and Treasurer; Robert Akeson, Senior Vice President; Steven April, Senior Vice President; Irene Ashkenazy, Senior Vice President; Lawrence J. Cohn, Senior Vice President; Joseph F. Collins III, Senior Vice President; Robert Conti; Senior Vice President; John D. DeStephano, Senior Vice President; Joseph G. Galli, Senior Vice President; Thomas E.Gengler Jr., Senior Vice President; Maxine L. Gerson, Senior Vice President; Amy Gilfenbaum, Senior Vice President; Brian E. Hahn , Senior Vice President; George T. Hartigan, Senior Vice President; Barbara R. Katersky, Senior Vice President; Judith Ann Kenney, Senior Vice President; Diane E. Lederman, Senior Vice President; Vincent Lupo, Jr., Senior Vice President; Shari Mason, Senior Vice President; Domenick Migliarato, Senior Vice President; Andrew Provencher, Senior Vice President; Jane S. Ringel, Senior Vice President; Steven S. Rogers, Senior Vice President; David Root, Senior Vice President; Frederic B. Soule, Senior Vice President; Robert H. Splan, Senior Vice President; Thomas Tapen, Senior Vice President; Darren Susi, Senior Vice President; Richard J. Szelc, Senior Vice President; Andrea Trachtenberg, Senior Vice President; Robert Traversa, Senior Vice President; Marvin C. Schwartz, Managing Director.

Mr. Sundman and Mr. Rivkin are Trustees and officers of the Trust. Mr. Gaffney, Mr. Conti and Mr. Soule are officers of the Trust.

Neuberger Berman and NB Management are wholly owned subsidiaries of Neuberger Berman Inc., a publicly owned holding company owned primarily by the employees of Neuberger Berman, former principals and their affiliates. The inside directors and officers of Neuberger Berman, Inc. are: Jeffrey B. Lane, Director, Chief Executive Officer and President; Peter E. Sundman, Executive Vice President; Heidi S. Steiger, Executive Vice President; Robert Matza, Director, Chief Operating Officer and Executive Vice President; Marvin C. Schwartz, Director and Vice Chairman; Matthew S. Stadler, Senior Vice President and Chief Financial Officer; Lawrence Zicklin, Vice Chairman and Director; Kevin Handwerker, Senior Vice President, General Counsel and Secretary; Joseph K. Herlihy, Treasurer; Maxine L. Gerson, Assistant Secretary; and Ellen Metzger, Assistant Secretary.

Sub-Adviser

NB Management retains Neuberger Berman, 605 Third Avenue, New York, NY 10158-3698, as a sub-adviser with respect to each Fund, pursuant to a Sub-Advisory Agreement dated July 1, 2000 that was approved by the Trustees on June 7, 2000.

From May 1, 1995 through April 30, 2000, Neuberger Berman served as the sub-adviser of the corresponding series of Advisers Managers Trust in which each applicable Fund invested its net investable assets.

The Sub-Advisory Agreement provides in substance that Neuberger Berman will furnish to NB Management, upon reasonable request, investment recommendations and research information of the same type that Neuberger Berman from time to time provides to its principals and employees for use in managing client accounts, as NB Management reasonably requests. In this manner, NB Management expects to have available to it, in addition to research from other professional sources, the capability of the research staff of Neuberger Berman. This research staff consists of numerous investment analysts, each of whom specializes in studying one or more industries, under the supervision of research partners who are also available for consultation with NB Management. The Sub-Advisory Agreement provides that the services rendered by Neuberger Berman will be paid for by NB Management on the basis of the direct and indirect costs to Neuberger Berman in connection with those services. Neuberger Berman also serves as a sub-adviser for all of the other mutual funds advised by NB Management.

The Sub-Advisory Agreement continues with respect to each Fund until July 1, 2003, and is renewable from year to year thereafter, subject to approval of its continuance in the same manner as the Management Agreement. The Sub-Advisory Agreement is subject to termination, without penalty, with respect to each Fund by the Trustees, or by a 1940 Act majority vote of the outstanding shares of that Fund, by NB Management, or by Neuberger Berman on not less than 30 nor more than 60 days' prior written notice to the appropriate Fund. The Sub-Advisory Agreement also terminates automatically with respect to each Fund if it is assigned or if the Management Agreement terminates with respect to the Fund.

Most money managers that come to the Neuberger Berman organization have at least fifteen years experience. Neuberger Berman and NB Management employ experienced professionals that work in a competitive environment.

The Funds are subject to certain limitations imposed on all advisory clients of Neuberger Berman (including the Funds, other registered investment companies referred to below ("Other NB Funds"), and other accounts) and personnel of Neuberger Berman and its affiliates. These include, for example, limits that may be imposed in certain industries or by certain companies, and policies of Neuberger Berman that limit the aggregate purchases, by all accounts under management, of outstanding shares of public companies.

Board Consideration of the Management and Sub-Advisory Agreements

In approving the Management and Sub-Advisory Agreements, the Board primarily considered, with respect to each Fund, the nature and quality of the services provided under the Agreements and the overall fairness of the Agreements to the Funds. The Board requested and evaluated a report from NB Management that addressed specific factors designed to inform the Board's consideration of these and other issues.

With respect to the nature and quality of the services provided, the Board considered the performance of each Fund in comparison to relevant market indices, the performance of a peer group of investment companies pursuing broadly similar strategies, and the degree of risk undertaken by the portfolio manager. The Board considered NB Management's resources and responsiveness with respect to Funds that had experienced lagging performance. The Board also considered the quality of brokerage execution provided by NB Management. The Board's Portfolio Transactions Committee from time to time reviews the quality of the brokerage services that NB Management provides, and has reviewed studies by independent firms engaged to review and evaluate the quality of brokerage execution received by the Funds. The Board considered NB Management or Neuberger Berman's use of brokers or dealers in fund transactions that provided research and other services to NB Management or Neuberger Berman, and the benefits derived by the Funds from such services. The Board also considered NB Management and Neuberger Berman's positive compliance history, as the firms have been free of significant compliance problems.

With respect to the overall fairness of the Management and Sub-Advisory Agreements, the Board primarily considered the fee structure of the Agreements and the profitability of NB Management and its affiliates from their association with the Funds. The Board reviewed information from an independent data service about the rates of compensation paid to investment advisers, and overall expense ratios, for funds comparable in size, character and investment strategy to the Funds. The Board noted that most of the Funds were close to or below the median compensation paid. For those Funds that were not below the median, the Board considered the specific portfolio management issues that contributed to the higher fee. The Board also considered that each Fund's fee structure provides for a reduction of payments resulting from economies of scale, and NB Management's recent offer to provide additional reductions for certain Funds. The Board also considered the voluntary and contractual limits on Fund expenses undertaken by NB Management. In concluding that the benefits accruing to NB Management and its affiliates by virtue of their relationship to the Funds were reasonable in comparison with the costs of the provision of investment advisory services and the benefits accruing to each Fund, the Board reviewed specific data as to NB Management's profit or loss on each Fund for a recent period, and carefully examined NB Management's cost allocation methodology.

These matters were also considered by the Independent Trustees meeting separately from the full Board with experienced 1940 Act counsel that is independent of Neuberger Berman and NB Management. The annual contract review extends over two regular meetings of the Board, to ensure that management has time to respond to any questions the Independent Trustees may have on their initial review of the report, and the Independent Trustees have time to consider those responses.

Investment Companies Advised

NB Management currently serves as investment manager of the following investment companies, which had aggregate net assets of over $56 billion, as of December 31, 2002. Neuberger Berman acts as sub-adviser to these investment companies.
Name

Neuberger Berman Cash Reserves
Neuberger Berman Century Fund
Neuberger Berman Fasciano Fund
Neuberger Berman Focus Fund
Neuberger Berman Genesis Fund
Neuberger Berman Government Money Fund
Neuberger Berman Guardian Fund
Neuberger Berman High Income Bond Fund
Neuberger Berman Institutional Cash Fund
Neuberger Berman International Fund
Neuberger Berman Limited Maturity Bond Fund
Neuberger Berman Manhattan Fund
Neuberger Berman Millennium Fund
Neuberger Berman Municipal Money Fund
Neuberger Berman Municipal Securities Trust
Neuberger Berman Partners Fund
Neuberger Berman Real Estate Fund
Neuberger Berman Regency Fund
Neuberger Berman Socially Responsive Fund
Neuberger Berman Advisers Management Trust
Neuberger Berman New York Intermediate Municipal Fund Inc.
Neuberger Berman California Intermediate Municipal Fund Inc.
Neuberger Berman Intermediate Municipal Fund Inc.
Neuberger Berman Real Estate Income Fund Inc.

The investment decisions concerning each Fund and the other registered investment companies referred to above (collectively, "Other NB Funds") have been and will continue to be made independently of one another. In terms of their investment objectives, most of the Other NB Funds differ from the Funds. Even where the investment objectives are similar, however, the methods used by the Other NB Funds and the Funds to achieve their objectives may differ. The investment results achieved by all of the mutual funds managed by NB Management have varied from one another in the past and are likely to vary in the future.

There may be occasions when a Fund and one or more of the Other NB Funds or other accounts managed by Neuberger Berman are contemporaneously engaged in purchasing or selling the same securities from or to third parties. When this occurs, the transactions are averaged as to price and allocated, in terms of amount, in accordance with a formula considered to be equitable to the funds involved. Although in some cases this arrangement may have a detrimental effect on the price or volume of the securities as to a Fund, in other cases it is believed that a Fund's ability to participate in volume transactions may produce better executions for it. In any case, it is the judgment of the Trustees that the desirability of each Fund having its advisory arrangements with NB Management outweighs any disadvantages that may result from contemporaneous transactions.

The Funds are subject to certain limitations imposed on all advisory clients of Neuberger Berman (including the Funds, the Other NB Funds, and other managed accounts) and personnel of Neuberger Berman and its affiliates. These include, for example, limits that may be imposed in certain industries or by certain companies, and policies of Neuberger Berman that limit the aggregate purchases, by all accounts under management, of the outstanding shares of public companies.

DISTRIBUTION ARRANGEMENTS

Balanced, Growth, Limited Maturity Bond, Real Estate, Regency, Partners and Socially Responsive Portfolios offer one class of shares with designated as Class I shares. Fasciano, Focus and International Portfolios offer one Class of shares designated as Class S shares. Mid-Cap Growth and Guardian Portfolios offer two classes of shares designated as Class I and Class S shares.

Distributor

NB Management serves as the distributor ("Distributor") in connection with the offering of each Fund's Class I shares on a no-load basis. Class S shares are sold with a 0.25% distribution (12b-1) fee.

In connection with the sale of its shares, each Fund has authorized the Distributor to give only the information, and to make only the statements and representations, contained in the Prospectus and this SAI or that properly may be included in sales literature and advertisements in accordance with the 1933 Act, the 1940 Act, and applicable rules of self-regulatory organizations. Sales may be made only by the Prospectus, which may be delivered personally, through the mails, or by electronic means. The Distributor is each Fund's "principal underwriter" within the meaning of the 1940 Act and, as such, acts as agent in arranging for the sale of each Fund's shares without sales commission or other compensation (except for Class S) and bears all advertising and promotion expenses incurred in the sale of the Funds' shares.

The Trust, on behalf of each Fund, and the Distributor are parties to a Distribution Agreement with respect to Balanced, Growth, Guardian (Class I), Mid-Cap Growth (Class I), Partners, Regency, Socially Responsive, and Limited Maturity Bond Portfolios and a Distribution and Shareholder Services Agreement with respect to Guardian (Class S), Mid-Cap Growth (Class S), Fasciano, Focus, Real Estate and International Portfolios. The Distribution Agreement and the Distribution and Shareholder Services Agreement ("Distribution Agreements") are dated May 1, 1995 and May 1, 2002, respectively, and continue until July 1, 2003. The Distribution Agreements may be renewed annually thereafter if specifically approved by (1) the vote of a majority of the Trustees or a 1940 Act majority vote of the Fund's outstanding shares and (2) the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated by either party and will automatically terminate on its assignment, in the same manner as the Management Agreement and the Sub-Advisory Agreement.

A.Distribution and Shareholder Services Agreement (Class S only)

Effective May 1, 2002, Fasciano, Focus, Guardian, Real Estate, Mid-Cap Growth and International Portfolios are subject to a Distribution and Shareholder Services Plan (the "Plan"). The Plan provides that Fasciano, Focus, Guardian, Real Estate, Mid-Cap Growth and International Portfolios will compensate NB Management for administrative and other services provided to the Funds, its activities and expenses related to the sale and distribution of Class S shares, and ongoing services to Class S investors in the Funds. Under the Plan, NB Management receives from the Funds a fee at the annual rate of 0.25% of that Fund's average daily net assets attributable to Class S shares (without regard to expenses incurred by Class S shares). NB Management may pay up to the full amount of this fee to third parties that make available Fund shares and/or provide services to the Fund's and their Class S shareholders. The fee paid to a third party is based on the level of such services provided. Third parties may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing.

Services may include: teleservicing support in connection with the Funds; delivery and responding to inquires respecting Fund prospectuses and/or SAIs, reports, notices, proxies and proxy statements and other information respecting the Funds (but not including services paid for by the Trust such as printing and mailing); facilitation of the tabulation of Variable Contract owners' votes in the event of a meeting of Trust shareholders; maintenance of Variable Contract records reflecting Shares purchased and redeemed and Share balances, and the conveyance of that information to the Trust, or its transfer agent as may be reasonably requested; provision of support services including providing information about the Trust and its Funds and answering questions concerning the Trust and its Funds, including questions respecting Variable Contract owners' interests in one or more Funds; provision and administration of Variable Contract features for the benefit of Variable Contract owners participating in the Trust including fund transfers, dollar cost averaging, asset allocation, portfolio rebalancing, earnings sweep, and pre-authorized deposits and withdrawals; and provision of other services as may be agreed upon from time to time.

The amount of fees paid by the Funds during any year may be more or less than the cost of distribution and other services provided to that Fund and its investors. NASD rules limit the amount of annual distribution and service fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Plan complies with these rules.

The Plan requires that NB Management provide the Trustees for their review a quarterly written report identifying the amounts expended by each Fund and the purposes for which such expenditures were made.

Prior to approving the Plan, the Trustees considered various factors relating to the implementation of the Plan and determined that there is a reasonable likelihood that the Plan will benefit the Funds and their shareholders. To the extent the Plan allows the Funds to penetrate markets to which they would not otherwise have access, the Plan may result in additional sales of Fund shares; this, in turn, may enable the Funds to achieve economies of scale that could reduce expenses. In addition, certain on-going shareholder services may be provided more effectively by institutions with which shareholders have an existing relationship.

The Plan continues until July 1, 2003. The Plan is renewable thereafter from year to year with respect to each Fund, so long as its continuance is approved at least annually (1) by the vote of a majority of the Trustees and (2) by a vote of the majority of those Independent Trustees who have no direct or indirect financial interest in the Distribution Agreement or the Trust's plans pursuant to Rule 12b-1 under the 1940 Act ("Rule 12b-1 Trustees"), cast in person at a meeting called for the purpose of voting on such approval. The Plan may not be amended to increase materially the amount of fees paid by any class of any Fund thereunder unless such amendment is approved by a 1940 Act majority vote of the outstanding shares of the class and by the Trustees in the manner described above. The Plan is terminable with respect to a class of a Fund at any time by a vote of a majority of the Rule 12b-1 Trustees or by a 1940 Act majority vote of the outstanding shares in the class.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Share Prices and Net Asset Value

Each Fund's shares are bought or sold at a price that is the Fund's NAV per share. The NAVs for each Fund are calculated by subtracting total liabilities from total assets. Each Fund's per share NAV is calculated by dividing its NAV by the number of shares outstanding and rounding the result to the nearest full cent. Each Fund calculates its NAV as of the close of regular trading on the NYSE, usually 4 p.m. Eastern time, on each day the NYSE is open.

The Equity Funds (except International Portfolio) value securities (including options) listed on the NYSE, the American Stock Exchange or other national securities exchanges or quoted on NASDAQ, and other securities for which market quotations are readily available, at the last reported sale price on the day the securities are being valued. If there is no reported sale of such a security on that day, the security is valued at the mean between its closing bid and asked prices on that day. These Funds value all other securities and assets, including restricted securities, by a method that the Trustees believe accurately reflects fair value.

NASDAQ recently proposed, and the SEC approved, the establishment of the Nasdaq Official Closing Price ("NOCP") as an alternative closing price. While Fund securities reported by NASDAQ are currently valued at the last reported sale price, the Funds may at a later date determine to begin valuing such securities at NOCP.

International Portfolio values equity securities at the last reported sale price on the principal exchange or in the principal over-the-counter market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the last available bid price on that day. Debt obligations are valued at the last available bid price for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality, and type. Foreign securities are translated from the local currency into U.S. dollars using current exchange rates. The Fund values all other types of securities and assets, including restricted securities and securities for which market quotations are not readily available, by a method that the Trustees believe accurately reflects fair value.

International Portfolio's securities are traded primarily in foreign markets which may be open on days when the NYSE is closed. As a result, the NAV of the International Portfolio may be significantly affected on days when shareholders have no access to that Fund. Similarly, as discussed above under "Foreign Securities," other Funds may invest to varying degrees in securities traded primarily in foreign markets, and their share prices may also be affected on days when shareholders have no access to the Funds.

Limited Maturity Bond and Balanced (debt securities portion) Portfolios value their securities on the basis of bid quotations from independent pricing services or principal market makers, or, if quotations are not available, by a method that the Trustees believe accurately reflects fair value. The Funds periodically verify valuations provided by the pricing services. Short-term securities with remaining maturities of less than 60 days may be valued at cost which, when combined with interest earned, approximates market value.

If, after the close of the principal market on which a security is traded, and before the time the Fund's securities are priced that day, an event occurs that NB Management deems likely to cause a material change in the value of such security, the Fund's Board of Trustees has authorized NB Management, subject to the Board's review, to ascertain a fair value for such security. Under the 1940 Act, funds are required to act in good faith in determining the fair value of portfolio securities. The SEC has recognized that a security's valuation may differ depending on the method used for determining value.

If NB Management believes that the price of a security obtained under a Fund's valuation procedures (as described above) does not represent the amount that the Fund reasonably expects to receive on a current sale of the security, the Fund will value the security based on a method that the Trustees believe accurately reflects fair value.

Suspension of Redemptions

The Funds are normally open for business each day the NYSE is open ("Business Day"). The right to redeem a Fund's shares may be suspended or payment of the redemption price postponed (1) when the NYSE is closed, (2) when trading on the NYSE is restricted, (3) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for that Fund fairly to determine the value of its net assets, or (4) for such other period as the SEC may by order permit for the protection of a Fund's shareholders; provided that applicable SEC rules and regulations shall govern as to whether the conditions prescribed in (2) or (3) exist. If the right of redemption is suspended, shareholders may withdraw their offers of redemption or they will receive payment at the NAV per share in effect at the close of business on the first Business Day after termination of the suspension.

Redemptions in Kind

Each Fund reserves the right, under certain conditions, to honor any request for redemption (or a combination of requests from the same shareholder in any 90-day period) exceeding $250,000 or 1% of the net assets of the Fund, whichever is less, by making payment in whole or in part in securities valued as described under "Share Prices and Net Asset Value" in the Prospectus. Further, each Fund may make payment in whole or in part in securities if a redeeming shareholder so requests. If payment is made in securities, a shareholder generally will incur brokerage expenses or other transaction costs in converting those securities into cash and will be subject to fluctuation in the market prices of those securities until they are sold. The Funds do not redeem in kind under normal circumstances, but may do so in the circumstances described above in accordance with procedures adopted by the Board of Trustees.

DIVIDENDS AND OTHER DISTRIBUTIONS

Each Fund distributes to its shareholders (primarily insurance company separate accounts and Qualified Plans) substantially all of its share of its net investment income, any net realized capital gains and any net realized gains from foreign currency transactions, if any, earned or realized by it. Each Fund calculates its net investment income and NAV as of the close of regular trading on the NYSE (usually 4:00 p.m. Eastern time) on each Business Day. A Fund's net investment income consists of all income accrued on portfolio assets less accrued expenses, but does not include net realized or unrealized capital and foreign currency gains or losses. Net investment income and net gains and losses are reflected in a Fund's NAV until they are distributed. With respect to the Mid-Cap Growth, Guardian, Growth, Partners, Balanced, Limited Maturity Bond, Socially Responsive, Real Estate, Regency, Focus, Fasciano and International Portfolios, dividends from net investment income and distributions of net realized capital gains and net realized gains from foreign currency transactions, if any, normally are paid once annually, in September.

ADDITIONAL TAX INFORMATION

Set forth below is a discussion of certain U.S. federal income tax issues concerning the Funds and the purchase, ownership, and disposition of Fund shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances. This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisers with regard to the federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

Taxation of Each Fund

Subchapter M

To continue to qualify for treatment as a RIC under the Code, each Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain, and, with respect to all Funds, net gains from certain foreign currency transactions) ("Distribution Requirement") and must meet several additional requirements. With respect to each Fund, these requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures, and forward contracts (collectively, "Hedging Instruments")) derived with respect to its business of investing in such stock, securities or currencies ("Income Requirement"); and (2) at the close of each quarter of the Fund's taxable year, (i) at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities, and (ii) not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or securities of other RICs) of any one issuer (together with the 50% requirement, the "Diversification Requirement"). Each Fund intends to satisfy the Distribution Requirement, the Income Requirement, and the Diversification Requirement. If a Fund failed to qualify for treatment as a RIC for any taxable year, it would be taxed on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and the shareholders would treat all those distributions, including distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), as dividends (that is, ordinary income) to the extent of the Fund's earnings and profits.

A Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts. To avoid application of the Excise Tax, the Funds intend to make distributions in accordance with the calendar year requirement.

A distribution will be treated as paid on December 31 of a calendar year if it is declared by a Fund in October, November or December of that year with a record date in such a month and paid by the Fund during January of the following year.

Section 817(h)

The Funds serve as the underlying investments for variable annuity contracts and variable life insurance policies ("Variable Contracts") issued through separate accounts of the life insurance companies which may or may not be affiliated. Section 817(h) of the Code imposes certain diversification standards on the underlying assets of segregated asset accounts that fund contracts such as the Variable Contracts (that is, the assets of the Funds), which are in addition to the diversification requirements imposed on the Funds by the 1940 Act and Subchapter M of the Code. Failure to satisfy those standards would result in imposition of Federal income tax on a Variable Contract owner with respect to the increase in the value of the Variable Contract. Section 817(h)(2) provides that a segregated asset account that funds contracts such as the Variable Contracts is treated as meeting the diversification standards if, as of the close of each calendar quarter, the assets in the account meet the diversification requirements for a regulated investment company and no more than 55% of those assets consist of cash, cash items, U.S. Government securities and securities of other regulated investment companies.

The Treasury Regulations amplify the diversification standards set forth in Section 817(h) and provide an alternative to the provision described above. Under the regulations, an investment portfolio will be deemed adequately diversified if (i) no more than 55% of the value of the total assets of the Fund is represented by any one investment; (ii) no more than 70% of such value is represented by any two investments; (iii) no more than 80% of such value is represented by any three investments; and (iv) no more than 90% of such value is represented by any four investments. For purposes of these Regulations all securities of the same issuer are treated as a single investment, but each United States government agency or instrumentality shall be treated as a separate issuer.

Each Fund will be managed with the intention of complying with these diversification requirements. It is possible that, in order to comply with these requirements, less desirable investment decisions may be made which would affect the investment performance of a Fund.

Tax Aspects of the Investments of the Funds

Dividends, interest, and in some cases, capital gains received by a Fund may be subject to income, withholding, or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield and/or total return on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

The Equity Funds may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive; or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, if a Fund holds stock of a PFIC, it will be subject to federal income tax on a portion of any "excess distribution" received on the stock as well as gain on disposition of the stock (collectively, "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders (assuming the Fund qualifies as a regulated investment company).

In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC shares. A Fund will itself be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

If a Fund invests in a PFIC and elects to treat the PFIC as a qualified electing fund ("QEF"), then in lieu of incurring the foregoing tax and interest obligation, the Fund would be required to include in income each year its pro rata share of the Fund's pro rata share of the QEF's annual ordinary earnings and net capital gain (the excess of net long-term capital gain over net short-term capital loss) -- which most likely would have to be distributed by the Fund to satisfy the Distribution Requirement and avoid imposition of the excise tax -- even if those earnings and gain were not received by the Fund from the QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

A holder of stock in a PFIC generally may elect to include in ordinary income for each taxable year the excess, if any, of the fair market value of the stock over its adjusted basis as of the end of that year. Pursuant to the election, a deduction (as an ordinary, not capital, loss) also would be allowed for the excess, if any, of the holder's adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included in income for prior taxable years under the election (and under regulations proposed in 1992 that provided a similar election with respect to the stock of certain PFICs). The adjusted basis in each PFIC's stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder. Any gain on the sale of PFIC stock subject to a mark-to-market election would be treated as ordinary income.

The use by the Funds of hedging strategies, such as writing (selling) and purchasing futures contracts and options and entering into forward contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses they realize in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from Hedging Instruments derived by a Fund with respect to its business of investing in securities or foreign currencies, will qualify as permissible income under the Income Requirement.

Exchange-traded futures contracts, certain options, and certain forward contracts constitute "Section 1256 Contracts." Section 1256 Contracts are required to be "marked-to-market" (that is, treated as having been sold at market value) for federal income tax purposes at the end of a Fund's taxable year. Sixty percent of any net gain or loss recognized as a result of these "deemed sales" and 60% of any net realized gain or loss from any actual sales of Section 1256 contracts are treated as long-term capital gain or loss, and the remainder is treated as short-term capital gain or loss. Section 1256 contracts also may be marked-to-market for purposes of the excise tax. These rules may operate to increase the amount that a Fund must distribute to satisfy the Distribution Requirement, which will be taxable to the shareholders as ordinary income, and to increase the net capital gain recognized by the Fund, without in either case increasing the cash available to the Fund. A Fund may elect to exclude certain transactions from the operation of section 1256, although doing so may have the effect of increasing the relative proportion of net short-term capital gain (taxable as ordinary income) and/or increasing the amount of dividends that such Fund must distribute to meet the Distribution Requirement and to avoid imposition of the excise tax.

Transactions in options, futures and forward contracts undertaken by a Fund may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund, and losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. In addition, certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Certain elections that each Fund may make with respect to its straddle positions may also affect the amount, character and timing of the recognition of gains or losses from the affected positions.

Because only a few regulations implementing the straddle rules have been promulgated, the consequences of such transactions to each Fund are not entirely clear. The straddle rules may increase the amount of short-term capital gain realized by each Fund, which is taxed as ordinary income when distributed to shareholders. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not engage in such transactions.

Section 988 of the Code also may apply to forward contracts and options on foreign currencies. Under section 988 each foreign currency gain or loss generally is computed separately and treated as ordinary income or loss. In the case of overlap between section 1256 and 988, special provisions determine the character and timing of any income, gain or loss.

When a covered call option written (sold) by a Fund expires, it realizes a short-term capital gain equal to the amount of the premium it received for writing the option. When a Fund terminates its obligations under such an option by entering into a closing transaction, it realizes a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less (or more) than the premium it received when it wrote the option. When a covered call option written by a Fund is exercised, the Fund is treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending on the holding period of the underlying security and whether the sum of the option price received on the exercise plus the premium received when it wrote the option is more or less than the basis of the underlying security.

If a Fund has an "appreciated financial position" -- generally, an interest (including an interest through an option, futures or forward contract, or short sale) with respect to any stock, debt instrument (other than "straight debt"), or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a "constructive sale" of the same or substantially similar property, the Fund will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract (e.g., a swap contract), or a futures or forward contract entered into by a Fund or a related person with respect to the same or substantially similar property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale, or granting an option to buy substantially identical stock or securities).

Gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of some investments, including debt securities and certain forward contracts denominated in a foreign currency, gains or losses attributable to fluctuations in the value of the foreign currency between the acquisition and disposition of the position also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "Section 988" gains or losses, increase or decrease the amount of the Fund's investment company taxable income available to be distributed to its shareholders as ordinary income. If Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in his or her Fund's shares.

Limited Maturity Bond Portfolio may invest in municipal bonds that are purchased with market discount (that is, at a price less than the bond's principal amount or, in the case of a bond that was issued with original issue discount ("OID"), at a price less than the amount of the issue price plus accrued OID) ("municipal market discount bonds"). If a bond's market discount is less than the product of (1) 0.25% of the redemption price at maturity times (2) the number of complete years to maturity after the taxpayer acquired the bond, then no market discount is considered to exist. Gain on the disposition of a municipal market discount bond purchased by the Fund (other than a bond with a fixed maturity date within one year from its issuance), generally is treated as ordinary (taxable) income, rather than capital gain, to the extent of the bond's accrued market discount at the time of disposition. Market discount on such a bond generally is accrued ratably, on a daily basis, over the period from the acquisition date to the date of maturity. In lieu of treating the disposition gain as described above, the Fund may elect to include market discount in its gross income currently, for each taxable year to which it is attributable.

Partners, Balanced, Regency, Mid-Cap Growth, Real Estate and Socially Responsive Portfolios each may acquire zero coupon or other securities issued with OID. As the holder of those securities, each Fund must take into income the OID and other non-cash income that accrues on the securities during the taxable year, even if no corresponding payment on the securities is received during the year. Because each Fund annually must distribute substantially all of its investment company taxable income to satisfy the Distribution Requirement and avoid imposition of the excise tax, it may be required in a particular year to distribute as a dividend an amount that is greater than its share of the total amount of cash it actually receives. Those distributions will be made from a Fund's cash assets or, if necessary, from the proceeds of the sale of portfolio securities. A Fund may realize capital gains or losses from those sales, which would increase or decrease its corresponding investment company taxable income and/or net capital gain.

PORTFOLIO TRANSACTIONS

Neuberger Berman acts as each Fund's principal broker (except with respect to International, Limited Maturity Bond and debt portion of Balanced Portfolios) to the extent a broker is used in the purchase and sale of portfolio securities (other than certain securities traded on the OTC market). Neuberger Berman may act as broker for International Portfolio. Neuberger Berman receives brokerage commissions for these services. Transactions in portfolio securities for which Neuberger Berman serves as broker will be effected in accordance with Rule 17e-1 under the 1940 Act.

To the extent a broker is not used, purchases and sales of portfolio securities generally are transacted with the issuers, underwriters, or dealers serving as primary market-makers acting as principals for the securities on a net basis. The Funds typically do not pay brokerage commissions for such purchases and sales. Instead, the price paid for newly issued securities usually includes a concession or discount paid by the issuer to the underwriter, and the prices quoted by market-makers reflect a spread between the bid and the asked prices from which the dealer derives a profit.

In purchasing and selling portfolio securities other than as described above (for example, in the secondary market), each Fund's policy is to seek best execution at the most favorable prices through responsible broker-dealers and, in the case of agency transactions, at competitive commission rates. In selecting broker-dealers to execute transactions, NB Management considers such factors as the price of the security, the rate of commission, the size and difficulty of the order, the reliability, integrity, financial condition, and general execution and operational capabilities of competing broker-dealers, and may consider the brokerage and research services they provide to the Fund or NB Management. Some of these research services may be of value to NB Management in advising its various clients (including the Funds) although not all of these services are necessarily used by NB Management in managing the Funds. Under certain conditions, a Fund may pay higher brokerage commissions in return for brokerage and research services, although no Fund has a current arrangement to do so. In any case, each Fund may effect principal transactions with a dealer who furnishes research services, may designate any dealer to receive selling concessions, discounts, or other allowances, or may otherwise deal with any dealer in connection with the acquisition of securities in underwritings. Each of the broker-dealers NB Management uses appears on a list and each has been reviewed as to its creditworthiness.

During the years ended December 31, 2002, 2001, and 2000, (including the corresponding master series of) Growth Portfolio paid total brokerage commissions of $628,283, $608,599, and $667,773, respectively, of which $220,134, $264,824, and $159,751, respectively, was paid to Neuberger Berman. Transactions in which the corresponding series used Neuberger Berman as broker comprised 34.06% of the aggregate dollar amount of transactions involving the payment of commissions, and 35.04% of the aggregate brokerage commissions paid by it during the year ended December 31, 2002. 83.49% of the $408,149 paid to other brokers by the corresponding series during the year ended December 31, 2002 (representing commissions on transactions involving approximately $247,092,737) was directed to those brokers because of research services they provided. During the year ended December 31, 2002 the Fund acquired securities of the following of its regular broker-dealers ("B/Ds"): Lehman Brothers Inc. and Neuberger Berman, LLC; at that date, the Fund held the securities of its regular B/Ds with an aggregate value as follows: Neuberger-Berman, $8,068,568.

During the years ended December 31, 2002, 2001, and 2000, (including the corresponding master series of) Balanced Portfolio paid total brokerage commissions of $126,791, $99,809, and $92,107, respectively, of which $43,479, $42,036, and $22,174, respectively, was paid to Neuberger Berman. Transactions in which the series used Neuberger Berman as broker comprised 33.14% of the aggregate dollar amount of transactions involving the payment of commissions, and 34.29% of the aggregate brokerage commissions paid by it during the year ended December 31, 2002. 83.06% of the $83,312 paid to other brokers by the series during the year ended December 31, 2002 (representing commissions on transactions involving approximately $50,295,793) was directed to those brokers because of research services they provided. During the year ended December 31, 2002 the Fund acquired securities of the following of its regular B/Ds: Bear, Stearns & Co., Inc., Credit Suisse First Boston Corp., Lehman Brothers Inc., Neuberger Berman, LLC, and State Street Bank and Trust Company; at that date, the series held the securities of its regular B/Ds with an aggregate value as follows: Bear, Stearns & Co, Inc., $728,314; J.P. Morgan Chase & Co., $161,461; Lehman Brothers Inc., $693,023; Morgan Stanley Dean Witter & Co., $262,192; Neuberger Berman, LLC $1,204,248; State Street Bank and Trust Company, $1,920,000; and UBS Painewebber Inc., $522,888.

During the years ended December 31, 2002, 2001, and 2000, (including the corresponding master series of) Partners Portfolio paid total brokerage commissions of $1,263,272, $1,593,016, and $1,714,227, respectively, of which $569,099, $961,926, and $1,083,268, respectively, was paid to Neuberger Berman. Transactions in which the series used Neuberger Berman as broker comprised 44.25% of the aggregate dollar amount of transactions involving the payment of commissions, and 45.05% of the aggregate brokerage commissions paid by it during the year ended December 31, 2002. 92.88% of the $694,173 paid to other brokers by the series during the year ended December 31, 2002 (representing commissions on transactions involving approximately $417,751,910) was directed to those brokers because of research services they provided. During the year ended December 31, 2002 the Fund acquired securities of the following of its regular B/Ds: Lehman Brothers Inc., Morgan Stanley Dean Witter &Co. and Neuberger Berman, LLC; at that date, the series held the securities of its regular B/Ds with an aggregate value as follows: Lehman Brothers Inc., $7,897,578; Morgan Stanely Dean Witter &Co., $5,101,776; and Neuberger Berman, LLC, $2,119,210.

During the years ended December 31, 2002, 2001, and 2000, (including the corresponding master series of) Mid-Cap Growth Portfolio paid total brokerage commissions of $1,120,355, $742,633, and $561,456, respectively, of which $462,522, $326,778, and $145,711, respectively, was paid to Neuberger Berman. Transactions in which the series used Neuberger Berman as broker comprised 40.07% of the aggregate dollar amount of transactions involving the payment of commissions, and 41.28% of the aggregate brokerage commissions paid by it during the year ended December 31, 2002. 85.77% of the $657,833 paid to other brokers by the series during the year ended December 31, 2002 (representing commissions on transactions involving approximately $420,913,227) was directed to those brokers because of research services they provided. During the year ended December 31, 2002 the Fund acquired securities of its regular B/Ds: Neuberger Berman, LLC; at that date, the series held the securities of its regular B/Ds with an aggregate value as follows: Neuberger Berman, LLC, $16,256,099.

During the year ended December 31, 2002, 2001, and 2000, (including the corresponding master series of) Guardian Portfolio paid total brokerage commissions of $614,848, $423,097, and $289,783, respectively, of which $297,927, $227,024, and $165,263, respectively, was paid to Neuberger Berman. Transactions in which the series used Neuberger Berman as broker comprised 45.44% of the aggregate dollar amount of transactions involving the payment of commissions, and 48.46% of the aggregate brokerage commissions paid by it during the year ended December 31, 2002. 91.09% of the $316,921 paid to other brokers by the series during the year ended December 31, 2002 (representing commissions on transactions involving approximately $153,010,807) was directed to those brokers because of research services they provided. During the year ended December 31, 2002 the Fund acquired securities of the following of regular B/Ds: J.P. Morgan Chase & Co., Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith Inc., Morgan Stanley Dean Witter & Co., and Neuberger Berman, LLC; ; at that date, the series held the securities of its regular B/Ds with an aggregate value as follows: Lehman Brothers Inc., $3,703,655; Merrill Lynch, Pierce, Fenner & Smith Inc., $3,939,210; and Neuberger Berman, LLC, $4,477,286.

During the year ended December 31, 2002 and 2001, Limited Maturity Bond Portfolio paid total brokerage commissions of $0, and $126, respectively. During the year ended December 31, 2002, the Fund acquired securities of the following of its regular B/Ds: Bear, Stearns & Co., Inc., Credit Suisse First Boston Corp., Lehman Brothers Inc., and State Street Bank and Trust Company; at the date, the Fund held securities of its regular B/Ds with aggregate value as follows: Bear, Stearns & Co., Inc., $5,695,562; J.P. Morgan Chase & Co., $1,430,880; Lehman Brothers Inc., $4,119,997; Merrill Lynch, Pierce, Fenner & Smith Inc., $1,305,789; Morgan Stanley Dean Witter & Co., $4,005,070; State Street Bank and Trust Company, $2,410,000; and UBS Painewebber Inc., $2,949,088.

During the years ended December 31, 2002, 2001 and 2000 Socially Responsive Portfolio paid total brokerage commission of $7,061, $14,504 and $3,780, respectively, of which $5,944, $13,707 and $3,346, respectively, was paid to Neuberger Berman. Transactions in which the corresponding series used Neuberger Berman as broker comprised 85.86% of the aggregate dollar amount of transactions involving the payment of commissions, and 84.19% of the aggregate brokerage commissions paid by it during the year ended December 31, 2002. 88.63% of the $1,117 paid to other brokers by the corresponding series during the year ended December 31, 2002 (representing commissions on transactions involving approximately $604,525) was directed to those brokers because of research services they provided. During the year ended December 31, 2002 the Fund acquired securities of the following of its regular B/Ds: Lehman Brothers Inc. and State Street Bank and Trust Company; at that date, the series held securities of its regular B/Ds with aggregate value as follows: Lehman Brothers Inc., $191,844; and State Street Bank and Trust Company, $231,000.

During the year ended December 31, 2002 and the period from August 22, 2001 (commencement of operations) to December 31, 2001, Regency Portfolio paid total brokerage commissions of $75,237, and $62,544, respectively, of which $44,627, and $26,903, respectively, was paid to Neuberger Berman. Transactions in which the corresponding series used Neuberger Berman as broker comprised 59.67% of the aggregate dollar amount of transactions involving the payment of commissions, and 59.31% of the aggregate brokerage commissions paid by it during the period ended December 31, 2002. 91.38% of the $30,610 paid to other brokers by the corresponding series during the period ended December 31, 2002 (representing commissions on transactions involving approximately $19,416,142) was directed to those brokers because of research services they provided. During the year ended December 31, 2002 the Fund acquired securities of the following of its regular B/Ds: Lehman Brothers Inc. and Neuberger Berman, LLC; at that date, the series held securities of its regular B/Ds with aggregate value as follows: Lehman Brothers Inc., $255,792; and Neuberger Berman, LLC, $1,449,466.

During the period from July 12, 2002 (commencement of operations) to December 31, 2002, Fasciano Portfolio paid total brokerage commissions of $926, of which $554 was paid to Neuberger Berman. Transactions in which the corresponding series used Neuberger Berman as broker comprised 52.68% of the aggregate dollar amount of transactions involving the payment of commissions, and 59.85% of the aggregate brokerage commissions paid by it during the period ended December 31, 2002. 84.24% of the $372 paid to other brokers by the corresponding series during the period ended December 31, 2002 (representing commissions on transactions involving approximately $234,927) was directed to those brokers because of research services they provided. During the period ended December 31, 2002 the Fund acquired securities of the following of its regular B/Ds: Neuberger Berman, LLC; at that date, the series held securities of its regular B/Ds with aggregate value as follows: Neuberger Berman, LLC, $69,823.

During the period from August 8, 2002 (commencement of operations) to December 31, 2002, Focus Portfolio paid total brokerage commissions of $1,189, of which $784 was paid to Neuberger Berman. Transactions in which the corresponding series used Neuberger Berman as broker comprised 72.13% of the aggregate dollar amount of transactions involving the payment of commissions, and 65.94% of the aggregate brokerage commissions paid by it during the period ended December 31, 2002. 93.09% of the $405 paid to other brokers by the corresponding series during the period ended December 31, 2002 (representing commissions on transactions involving approximately $88,517) was directed to those brokers because of research services they provided. During the period ended December 31, 2002 the Fund acquired securities of the following of its regular B/Ds: Neuberger Berman, LLC, J.P. Morgan Chase & Co., Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith Inc., and Morgan Stanley Dean Witter & Co.; at that date, the series held securities of its regular B/Ds with aggregate value as follows: Neuberger Berman, LLC, $17,397, J.P. Morgan Chase & Co., $10,560; Lehman Brothers Inc., $10,658; Merrill Lynch, Pierce, Fenner & Smith Inc., $9,488; and Morgan Stanley Dean Witter & Co, $4,990.

Insofar as portfolio transactions of Partners Portfolio result from active management of equity securities, and insofar as portfolio transactions of Growth Portfolio and Mid-Cap Growth Portfolio result from seeking capital appreciation by selling securities whenever sales are deemed advisable without regard to the length of time the securities may have been held, it may be expected that the aggregate brokerage commissions paid by those Fund to brokers (including Neuberger Berman where it acts in that capacity) may be greater than if securities were selected solely on a long-term basis.

The Funds may, from time to time, loan portfolio securities to Neuberger Berman and to other affiliated broker-dealers ("Affiliated Borrowers") in accordance with the terms and conditions of an order issued by the SEC. The order exempts such transactions from the provisions of the 1940 Act that would otherwise prohibit these transactions, subject to certain conditions. In accordance with the order, securities loans made by a Fund to Affiliated Borrowers are fully secured by cash collateral. Each loan to an Affiliated Borrower by a Fund will be made on terms at least as favorable to the Fund as comparable loans to unaffiliated borrowers, and no loans will be made to an Affiliated Borrower unless the Affiliated Borrower represents that the terms are at least as favorable to the Fund as those it provides to unaffiliated lenders in comparable transactions. All affiliated loans will be made with spreads that are not lower than those provided for in a schedule of spreads established by the Independent Trustees. The schedule of spreads will set the lowest spread that can apply with respect to a loan and will permit the spread for each individual loan to be adjusted to cover costs and realize net income for the Funds. All transactions with Affiliated Borrowers will be reviewed periodically by officers of the Trust and reported to the Board of Trustees.

A committee of Independent Trustees from time to time reviews, among other things, information relating to securities loans by the Funds.

In effecting securities transactions, each Fund generally seeks to obtain the best price and execution of orders. Commission rates, being a component of price, are considered along with other relevant factors. Each Fund plans to continue to use Neuberger Berman as its broker where, in the judgment of NB Management, that firm is able to obtain a price and execution at least as favorable as other qualified brokers. To the Fund's knowledge, however, no affiliate of any Fund receives give-ups or reciprocal business in connection with their securities transactions.

The use of Neuberger Berman as a broker for a Fund is subject to the requirements of Section 11(a) of the Securities Exchange Act of 1934 ("Section 11(a)"). Section 11(a) prohibits members of national securities exchanges from retaining compensation for executing exchange transactions for accounts that they or their affiliates manage, except where they have the authorization of the persons authorized to transact business for the account and comply with certain annual reporting requirements. The Board of Trustees has expressly authorized Neuberger Berman to retain such compensation and Neuberger Berman has agreed to comply with the reporting requirements of Section 11(a).

Under the 1940 Act, commissions paid by a Fund to Neuberger Berman in connection with a purchase or sale of securities offered on a securities exchange may not exceed the usual and customary broker's commission. Accordingly, it is each Fund's policy that the commissions to be paid to Neuberger Berman must, in NB Management's judgment be (1) at least as favorable as those that would be charged by other brokers having comparable execution capability, and (2) at least as favorable as commissions contemporaneously charged by Neuberger Berman on comparable transactions for its most favored unaffiliated customers, except for accounts for which Neuberger Berman acts as a clearing broker for another brokerage firm and customers of Neuberger Berman considered by a majority of the Independent Trustees not to be comparable to the Fund. The Funds do not deem it practicable and in their best interest to solicit competitive bids for commissions on each transaction. However, consideration regularly is given to information concerning the prevailing level of commissions charged on comparable transactions by other brokers during comparable periods of time. The 1940 Act generally prohibits Neuberger Berman from acting as principal in the purchase or sale of securities for a Fund's account, unless an appropriate exemption is available.

A committee of Independent Trustees from time to time reviews, among other things, information relating to the commissions charged by Neuberger Berman to the Funds and to its other customers and information concerning the prevailing level of commissions charged by other brokers having comparable execution capability. In addition, the procedures pursuant to which Neuberger Berman effects brokerage transactions for the Funds must be reviewed and approved no less often than annually by a majority of the Independent Trustees.

To ensure that accounts of all investment clients, including a Fund, are treated fairly in the event that Neuberger Berman receives transaction instructions regarding a security for more than one investment account at or about the same time, Neuberger Berman may combine orders placed on behalf of clients, including advisory accounts in which affiliated persons have an investment interest, for the purpose of negotiating brokerage commissions or obtaining a more favorable price. Where appropriate, securities purchased or sold may be allocated, in terms of amount, to a client according to the proportion that the size of the order placed by that account bears to the aggregate size of orders contemporaneously placed by the other accounts, subject to de minimis exceptions. All participating accounts will pay or receive the same price.

Under policies adopted by the Board of Trustees, Neuberger Berman may enter into agency cross-trades on behalf of a Fund. An agency cross-trade is a securities transaction in which the same broker acts as agent on both sides of the trade and the broker or an affiliate has discretion over one of the participating accounts. In this situation, Neuberger Berman would receive brokerage commissions from both participants in the trade. The other account participating in an agency cross-trade with a Fund cannot be an account over which Neuberger Berman exercises investment discretion. A member of the Board of Trustees who is not affiliated with Neuberger Berman reviews confirmations of each agency cross-trade that the Funds participate in.

Each Fund expects that it will continue to execute a portion of its transactions through brokers other than Neuberger Berman. In selecting those brokers, NB Management will consider the quality and reliability of brokerage services, including execution capability and performance and financial responsibility, and may consider the research and other investment information provided by those brokers, and the willingness of particular brokers to sell the Variable Contracts issued by the Life Companies.

A committee, comprised of officers of NB Management and employees of Neuberger Berman who are portfolio managers of some of the Funds and Other NB Funds (collectively, "NB Funds") and some of Neuberger Berman's managed accounts ("Managed Accounts") evaluates semi-annually the nature and quality of the brokerage and research services provided by other brokers. Based on this evaluation, the committee establishes a list and projected rankings of preferred brokers for use in determining the relative amounts of commissions to be allocated to those brokers. Ordinarily the brokers on the list effect a large portion of the brokerage transactions for the NB Funds and the Managed Accounts that are not effected by Neuberger Berman. However, in any semi-annual period, brokers not on the list may be used, and the relative amounts of brokerage commissions paid to the brokers on the list may vary substantially from the projected rankings. These variations reflect the following factors, among others: (1) brokers not on the list or ranking below other brokers on the list may be selected for particular transactions because they provide better price and/or execution, which is the primary consideration in allocating brokerage; and (2) adjustments may be required because of periodic changes in the execution or research capabilities of particular brokers, or in the execution or research needs of the NB Funds and/or the Managed Accounts; and (3) the aggregate amount of brokerage commissions generated by transactions for the NB Funds and the Managed Accounts may change substantially from one semi-annual period to the next.

The commissions paid to a broker other than Neuberger Berman may be higher than the amount another firm might charge if NB Management determines in good faith that the amount of those commissions is reasonable in relation to the value of the brokerage and research services provided by the broker. NB Management believes that those research services provide the Funds with benefits by supplementing the information otherwise available to NB Management. That research information may be used by NB Management in servicing their respective funds and, in some cases, by Neuberger Berman in servicing the Managed Accounts. On the other hand, research information received by NB Management from brokers effecting portfolio transactions on behalf of the Other NB Funds and by Neuberger Berman from brokers executing portfolio transactions on behalf of the Managed Accounts may be used for the Fund's benefit.

CODE OF ETHICS

The Funds, NB Management and Neuberger Berman have adopted a Code of Ethics that restricts the personal securities transactions of employees, officers, and trustees. The primary purpose of the Code of Ethics is to ensure that personal trading by these individuals does not disadvantage any fund managed by NB Management. The portfolio managers and other investment personnel who comply with the policies' preclearance and disclosure procedures may be permitted to purchase, sell or hold certain types of securities which also may be or are held in the funds they advise, but are restricted from trading in close conjunction with their Funds or taking personal advantage of investment opportunities that may belong to a Fund.

PORTFOLIO TURNOVER

The portfolio turnover rate is calculated by dividing the lesser of the cost of the securities purchased or the proceeds from the securities sold by the Fund during the fiscal year (other than securities, including options, foreign financial futures contracts and forward contracts, whose maturity or expiration date at the time of acquisition was one year or less), divided by the month-end average monthly value of such securities owned by the Fund during the year.

REPORTS TO SHAREHOLDERS

Shareholders of each Fund receive unaudited semi-annual financial statements, as well as year-end financial statements audited by the independent auditors for the Fund. Each Fund's report shows the investments owned by it and the market values thereof and provides other information about the Fund and its operations. In addition, the report contains the Fund's financial statements.

INFORMATION REGARDING ORGANIZATION,
CAPITALIZATION, AND OTHER MATTERS

The Funds

Each Fund is a separate series of the Trust, a Delaware business trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is registered under the 1940 Act as an open-end management investment company, commonly known as a mutual fund. The Trust has thirteen separate Funds. The Trustees may establish additional portfolios or classes of shares, without the approval of shareholders. The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other. As discussed above under "Investment Information", through April 30, 2000, each applicable Fund invested all of its net investable assets in its corresponding master series of Advisers Managers Trust, in each case receiving a beneficial interest in that series. Beginning May 1, 2000, each Fund invests directly in its own securities portfolio.

NB Management and Neuberger Berman serve as investment manager and sub-adviser, respectively, to other mutual funds, and the investments for the Funds (through their corresponding series) are managed by the same portfolio managers who manage one or more other mutual funds, that have similar names, investment objectives and investment styles as each Fund and are offered directly to the public by means of separate prospectuses. These other mutual funds are not part of the Trust. You should be aware that each Fund is likely to differ from the other mutual funds in size, cash flow pattern, and certain tax matters, and may differ in risk/return characteristics. Accordingly, the portfolio holdings and performance of the Funds may vary from those of the other mutual funds with similar names.

Description of Shares. Each Fund is authorized to issue an unlimited number of shares of beneficial interest (par value $0.001 per share). Shares of each Fund represent equal proportionate interests in the assets of that Fund only and have identical voting, dividend, redemption, liquidation, and other rights. All shares issued are fully paid and non-assessable under Delaware law, and shareholders have no preemptive or other right to subscribe to any additional shares.

Shareholder Meetings. The Trustees do not intend to hold annual meetings of shareholders of the Funds. The Trustees will call special meetings of shareholders of a Fund only if required under the 1940 Act or in their discretion or upon the written request of holders of 10% or more of the outstanding shares of that Fund entitled to vote. Pursuant to current interpretations of the 1940 Act, the Life Companies will solicit voting instructions from Variable Contract owners with respect to any matters that are presented to a vote of shareholders of that Fund.

Certain Provisions of the Trust Instrument. Under Delaware law, the shareholders of a Fund will not be personally liable for the obligations of any Fund; a shareholder is entitled to the same limitation of personal liability extended to shareholders of corporations. To guard against the risk that Delaware law might not be applied in other states, the Trust Instrument requires that every written obligation of the Trust or a Fund contain a statement that such obligation may be enforced only against the assets of the Trust or Fund and provides for indemnification out of Trust or Fund property of any shareholder nevertheless held personally liable for Trust or Fund obligations, respectively.

CUSTODIAN AND TRANSFER AGENT

Each Fund has selected State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, Massachusetts 02110 as custodian for its securities and cash. State Street also serves as each Fund's Transfer Agent and shareholder servicing agent, administering purchases and redemptions of Trust shares through its Boston Service Center.

INDEPENDENT AUDITORS

Each Fund has selected Ernst & Young LLP, 200 Clarendon Street, Boston, Massachusetts 02116 as the independent auditors who will audit its financial statements.

LEGAL COUNSEL

Each Fund has selected Dechert LLP, 1775 I Street, N.W., Washington, D.C. 20006 as legal counsel.

REGISTRATION STATEMENT

This SAI and Prospectus do not contain all the information included in the Trust's registration statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectus. Certain portions of the registration statement have been omitted pursuant to SEC rules and regulations. The registration statement, including the exhibits filed therewith, may be examined at the SEC's offices in Washington, D.C. The SEC maintains a Website (http://www.sec.gov) that contains this SAI, material incorporated by reference and other information regarding the Funds.

Statements contained in this SAI and Prospectus as to the contents of any contract or other document referred to are not necessarily complete. In each instance reference is made to the copy of the contract or other document filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference.

FINANCIAL STATEMENTS

The audited financial statements, notes to the audited financial statements, and reports of the independent auditors contained in the annual reports to the shareholders of the Trust for the fiscal year ended December 31, 2002 for Neuberger Berman Advisers Management Trust are incorporated into this Statement of Additional Information by reference to each Fund's Annual Report to shareholders for the fiscal year ended December 31, 2002.

APPENDIX A:
RATINGS OF CORPORATE BONDS AND COMMERCIAL PAPER

S&P corporate bond ratings

AAA - Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

A - Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in higher rated categories.

BB, B, CCC, CC, C - Bonds rated BB, B, CCC, CC, and C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CI - The rating CI is reserved for income bonds on which no interest is being paid.

D - Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

Plus (+) or Minus (-) - The ratings above may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

Moody's corporate bond ratings

Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or an exceptionally stable margin, and principal is secure. Although the various protective elements are likely to change, the changes that can be visualized are most unlikely to impair the fundamentally strong position of the issuer.

Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as "high grade bonds." They are rated lower than the best bonds because margins of protection may not be as large as in Aaa-rated securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa-rated securities.

A - Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period time may be small.

Caa - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Modifiers - Moody's may apply numerical modifiers 1, 2, and 3 in each generic rating classification described above. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.

S&P commercial paper ratings

A-1 - This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+).

Moody's commercial paper ratings

Issuers rated Prime-1 (or related supporting institutions), also known as P-1, have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

-Leading market positions in well-established industries;

-High rates of return on funds employed;

-Conservative capitalization structures with moderate reliance on debt and ample asset protection;

-Broad margins in earnings coverage of fixed financial charges and high internal cash generation; and

-Well-established access to a range of financial markets and assured sources of alternate liquidity.

APPENDIX B:
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST

TOTAL RETURN ANALYSIS USING CONSTANT
ASSET ALLOCATION S&P 500 / INTERMEDIATE-
TERM GOVERNMENT BONDS

1960 - 2002

FIXED ASSET ALLOCATION		COMPARISON TO 100%
S&P 500 / INTMD-TERM GOVT BONDS		S&P 500 ALLOCATION

100/0 (100% S&P 500)
Return	10.10%	100%
Volatility	16.6%	100%

70/30
Return	9.64%	95.4%
Volatility	12.1%	73.1%

60/40
Return	9.43%	93.3%
Volatility	10.7%	64.7%

50/50
Return	9.19%	91.0%
Volatility	9.4%	56.9%

0/100
Return	7.61%	75.3%
Volatility	6.4%	38.8%

Source: Ibbotson Associates. Portfolios are rebalanced annually.

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
POST-EFFECTIVE AMENDMENT NO. 43 ON FORM N-1A

PART C

OTHER INFORMATION

Item 23. Exhibits
Exhibit Number	Description
(a) (1)	Trust Instrument of Registrant.[1]
(2)	Amended and Restated Certificate of Trust of the Registrant.[8]
(3)	Amendment to Trust Instrument dated November 9, 1998.[8]
(4)	Schedule A to Trust Instrument of Registrant designating Series of Registrant.[15]
(b) (1)	By-laws of Registrant.[1]
(2)	Amendment to By-laws dated November 11, 1997.[5]
(3)	Amendment to By-laws dated November 9, 1998.[8]
(c) (1)	Trust Instrument of Registrant, Articles IV, V and VI.[1]
(2)	By-laws of Registrant, Articles V, VI and VIII.[1]
(d) (1)	Management Agreement Between Registrant and Neuberger Berman Management Inc.[15]
(2)	Sub-Advisory Agreement Between Neuberger Berman Management Inc. and Neuberger Berman, LLC with Respect to Registrant. [15]
(e) (1)	Distribution Agreement Between Registrant and Neuberger Berman Management Inc. [14]
(2)	Distribution and Shareholder Services Agreement Between Registrant and Neuberger Berman Management Inc. [16]
(f)	Bonus or Profit Sharing Contracts. None.
(g) (1)	Custodian Contract Between Registrant and State Street Bank and Trust Company.[2]
(2)	Letter Agreement adding the International Portfolio of Registrant to the Custodian Contract.[1]
(3)	Schedule A to the Custodian Contract designating approved foreign banking institutions and securities depositories.[11]
(4)	Custodian Fee Schedule.[3]
(5)	Letter Agreement adding the Mid-Cap Growth and Guardian Portfolios of Registrant to the Custodian Contract and Transfer Agency Agreement.[4]
(6)	Schedule designating Series of Registrant subject to Custodian Contract.[7]
(7)	Letter Agreement adding the Socially Responsive Portfolio of Registrant to the Custodian Contract and Transfer Agency Agreement.[7]
(8)	Letter Agreement adding the Regency Portfolio of Registrant to the Custodian Contract and Transfer Agency Agreement. [13]
(9)	Letter Agreement adding the Fasciano and Focus Portfolios of Registrant to the Custodian Contract and Transfer Agency Agreement. [14]
(10)	Letter Agreement adding the Real Estate Portfolio of Registrant to the Custodian Contract and Transfer Agency Agreement. [15]
(h) (1)	Transfer Agency Agreement Between Registrant and State Street Bank and Trust Company.[2]
(2)	Administration Agreement for I Class Shares Between Registrant and Neuberger Berman Management Inc. [14]
(3)	Administration Agreement for S Class Shares Between Registrant and Neuberger Berman Management Inc. [16]
(4)	Form of Fund Participation Agreement.[11]
(5)	Letter Agreement adding the International Portfolio of Registrant to the Transfer Agency Agreement.[1]
(6)	Letter Agreement adding the Mid-Cap Growth and Guardian Portfolios of Registrant to the Transfer Agency Agreement.[4]
(7)	Expense Limitation Agreement between Registrant, on behalf of the Mid-Cap Growth and Guardian Portfolios, and Neuberger Berman Management Inc.[11]
(8)	Schedule designating series of Registrant subject to the Transfer Agency Agreement.[7]
(9)	Expense Limitation Agreement between Registrant, on behalf of the Socially Responsive Portfolio, and Neuberger Berman Management, Inc.[11]
(10)	Letter Agreement adding the Socially Responsive Portfolio of Registrant to the Transfer Agency Agreement.[7]
(11)	Expense Limitation Agreement between Registrant, on behalf of the Balanced, Growth, Limited Maturity Bond and Partners Portfolios, and Neuberger Berman Management Inc.[14]
(12)

Expense Limitation Agreement between Registrant, on behalf of the Fasciano, Focus, Guardian, International, Regency, Liquid Asset, MidCap Growth, Socially Responsive and REIT Portfolios, and Neuberger Berman Management Inc. [16]

(i) (1)	Consent of Dechert LLP -- Filed herewith.
(j) (1)	Consent of Independent Auditors. -- Filed herewith.
(k)	Financial Statements Omitted from Prospectus. None.
(l)	Initial Capital Agreements. None.
(m) (1)	Plan Pursuant to Rule 12b-1 (non-fee). [14]
(2)	Plan Pursuant to Rule 12b-1 (Class S). [16]
(n) (1)	Rule 18f-3 Plan. [16]
(p) (1)	Code of Ethics.[11]
(2)	Amended and Restated Code of Ethics. [14]

_________________

1.	Incorporated by reference to Post-Effective Amendment No. 22 to Registrant's Registration Statement, File Nos. 2-88566 and 811-4255, EDGAR Accession No. 0000943663-97-000091.
2.	Incorporated by reference to Post-Effective Amendment No. 20 to Registrant's Registration Statement, File Nos. 2-88566 and 811-4255, EDGAR Accession No. 0000943663-96-000107.
3.	Incorporated by reference to Post-Effective Amendment No. 23 to Registrant's Registration Statement, File Nos. 2-88566 and 811-4255, EDGAR Accession No. 0000943663-97-000094.
4.	Incorporated by reference to Post-Effective Amendment No. 25 to Registrant's Registration Statement, File Nos. 2-88566 and 811-4255, EDGAR Accession No. 0000943663-97-000256.
5.	Incorporated by reference to Post-Effective Amendment No. 26 to Registrant's Registration Statement, File Nos. 2-88566 and 811-4255, EDGAR Accession No. 0000943663-98-000094.
6.	Incorporated by reference to Post-Effective Amendment No. 27 to Registrant's Registration Statement, File Nos. 2-88566 and 811-4255, EDGAR Accession No. 0000943663-98-000180.
7.	Incorporated by reference to Post-Effective Amendment No. 28 to Registrant's Registration Statement, File Nos. 2-88566 and 811-4255, EDGAR Accession No. 0000943663-98-000266.
8.	Incorporated by reference to Post-Effective Amendment No. 29 to Registrant's Registration Statement, File Nos. 2-88566 and 811-4255, EDGAR Accession No. 0000943663-99-000074.
9.	Incorporated by reference to Post-Effective Amendment No. 30 to Registrant's Registration Statement, File Nos. 2-88566 and 811-4255, EDGAR Accession No. 0000891554-99-000822.
10.	Incorporated by reference to Post-Effective Amendment No. 31 to Registrant's Registration Statement, File Nos. 2-88566 and 811-4255, EDGAR Accession No. 0001005477-00-001512.
11.	Incorporated by reference to Post-Effective Amendment No. 32 to Registrant's Registration Statement, File Nos. 2-88566 and 811-4255, EDGAR Accession No. 0001005477-00-003567.
12.	Incorporated by reference to Post-Effective Amendment No. 33 to Registrant's Registration Statement, File Nos. 2-88566 and 811-4255, EDGAR Accession No. 0001053949-00-000027.
13.	Incorporated by reference to Post-Effective Amendment No. 35 to Registrant's Registration Statement, File Nos. 2-88566 and 811-4255, EDGAR Accession No. 0001053949-01-500090.
14.	Incorporated by reference to Post-Effective Amendment No. 37 to Registrant's Registration Statement, File Nos. 2-88566 and 811-4255, EDGAR Accession No. 0000950136-02-001220.
15.	Incorporated by reference to Post-Effective Amendment No. 40 to Registrant's Registration Statement, File Nos. 2-88566 and 811-4255, EDGAR Accession No. 0001145236-02-000157.
16.	Incorporated by reference to Post-Effective Amendment No. 41 to Registrant's Registration Statement, File Nos. 2-88566 and 811-4255, EDGAR Accession No. 0001206774-02-000046.

Item 24. Persons Controlled By or Under Common Control with Registrant

No person is controlled by or under common control with the Registrant

Item 25. Indemnification:

A Delaware business trust may provide in its governing instrument for indemnification of its officers and trustees from and against any and all claims and demands whatsoever. Article IX, Section 2 of the Trust Instrument provides that the Registrant shall indemnify any present or former trustee, officer, employee or agent of the Registrant ("Covered Person") to the fullest extent permitted by law against liability and all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding ("Action") in which he becomes involved as a party or otherwise by virtue of his being or having been a Covered Person and against amounts paid or incurred by him in settlement thereof. Indemnification will not be provided to a person adjudged by a court or other body to be liable to the Registrant or its shareholders by reason of "willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office" ("Disabling Conduct"), or not to have acted in good faith in the reasonable belief that his action was in the best interest of the Registrant. In the event of a settlement, no indemnification may be provided unless there has been a determination that the officer or trustee did not engage in Disabling Conduct (i) by the court or other body approving the settlement; (ii) by at least a majority of those trustees who are neither interested persons, as that term is defined in the Investment Company Act of 1940, of the Registrant ("Independent Trustees"), nor are parties to the matter based upon a review of readily available facts; or (iii) by written opinion of independent legal counsel based upon a review of readily available facts.

Pursuant to Article IX, Section 3 of the Trust Instrument, if any present or former shareholder of any series ("Series") of the Registrant shall be held personally liable solely by reason of his being or having been a shareholder and not because of his acts or omissions or for some other reason, the present or former shareholder (or his heirs, executors, administrators or other legal representatives or in the case of any entity, its general successor) shall be entitled out of the assets belonging to the applicable Series to be held harmless from and indemnified against all loss and expense arising from such liability. The Registrant, on behalf of the affected Series, shall, upon request by such shareholder, assume the defense of any claim made against such shareholder for any act or obligation of the Series and satisfy any judgment thereon from the assets of the Series.

Section 9 of the Management Agreement between Advisers Managers Trust and Neuberger Berman Management Incorporated ("NB Management") provides that neither NB Management nor any director, officer or employee of NB Management performing services for any Series of Advisers Managers Trust (each a "Portfolio") at the direction or request of NB Management in connection with NB Management's discharge of its obligations under the Agreement shall be liable for any error of judgment or mistake of law or for any loss suffered by a Series in connection with any matter to which the Agreement relates; provided, that nothing in the Agreement shall be construed (i) to protect NB Management against any liability to Advisers Managers Trust or a Series of Advisers Managers Trust or its interest holders to which NB Management would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of NB Management's duties, or by reason of NB Management's reckless disregard of its obligations and duties under the Agreement, or (ii) to protect any director, officer or employee of NB Management who is or was a Trustee or officer of Advisers Managers Trust against any liability to Advisers Managers Trust or a Series or its interest holders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office with Advisers Managers Trust.

Section 1 of the Sub-Advisory Agreement between Advisers Managers Trust and Neuberger Berman, LLC ("Sub-Adviser") provides that in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties, or of reckless disregard of its duties and obligations under the Agreement, the Sub-Adviser will not be subject to liability for any act or omission or any loss suffered by any Series of Advisers Managers Trust or its interest holders in connection with the matters to which the Agreement relates.

Section 9.1 of the Administration Agreement between the Registrant and NB Management provides that NB Management will not be liable to the Registrant for any action taken or omitted to be taken by NB Management in good faith and with due care in accordance with such instructions, or with the advice or opinion, of legal counsel for a Portfolio of the Trust or for the Administrator in respect of any matter arising in connection with the Administration Agreement. NB Management shall be protected in acting upon any such instructions, advice or opinion and upon any other paper or document delivered by a Portfolio or such legal counsel which NB Management believes to be genuine and to have been signed by the proper person or persons, and NB Management shall not be held to have notice of any change of status or authority of any officer or representative of the Trust, until receipt of written notice thereof from the Portfolio. Section 12 of the Administration Agreement provides that each Portfolio of the Registrant shall indemnify NB Management and hold it harmless from and against any and all losses, damages and expenses, including reasonable attorneys' fees and expenses, incurred by NB Management that result from: (i) any claim, action, suit or proceeding in connection with NB Management's entry into or performance of the Agreement with respect to such Portfolio; or (ii) any action taken or omission to act committed by NB Management in the performance of its obligations under the Agreement with respect to such Portfolio; or (iii) any action of NB Management upon instructions believed in good faith by it to have been executed by a duly authorized officer or representative of the Trust with respect to such Portfolio; provided, that NB Management will not be entitled to such indemnification in respect of actions or omissions constituting negligence or misconduct on the part of NB Management, or its employees, agents or contractors. Amounts payable by the Registrant under this provision shall be payable solely out of assets belonging to that Portfolio, and not from assets belonging to any other Portfolio of the Registrant. Section 13 of the Administration Agreement provides that NB Management will indemnify each Portfolio of the Registrant and hold it harmless from and against any and all losses, damages and expenses, including reasonable attorneys' fees and expenses, incurred by such Portfolio of the Registrant that result from: (i) NB Management's failure to comply with the terms of the Agreement; or (ii) NB Management's lack of good faith in performing its obligations under the Agreement; or (iii) the negligence or misconduct of NB Management, or its employees, agents or contractors in connection with the Agreement. A Portfolio of the Registrant shall not be entitled to such indemnification in respect of actions or omissions constituting negligence or misconduct on the part of that Portfolio or its employees, agents or contractors other than NB Management, unless such negligence or misconduct results from or is accompanied by negligence or misconduct on the part of NB Management, any affiliated person of NB Management, or any affiliated person of an affiliated person of NB Management.

Section 11 of the Distribution Agreement between the Registrant and NB Management provides that NB Management shall look only to the assets of a Portfolio for the Registrant's performance of the Agreement by the Registrant on behalf of such Portfolio, and neither the Trustees nor any of the Registrant's officers, employees or agents, whether past, present or future, shall be personally liable therefor.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 ("1933 Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of Adviser and Sub-Adviser

Information as to the directors and officers of Neuberger Berman Management Inc. ("NB Management"), together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of NB Management in the last two years, is included in its application for registration as an investment adviser on Form ADV (File No. 801-8259) filed under the Investment Advisers Act of 1940, as amended, and is incorporated by reference thereto.

Information as to the directors and officers of Neuberger Berman, LLC (the "Sub-Adviser"), together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of the Sub-Adviser in the last two years, is included in its application for registration as an investment adviser on Form ADV (File No. 801-3908) filed under the Investment Advisers Act of 1940, as amended, and is incorporated by reference thereto.

Item 27. Principal Underwriters

(a) Neuberger Berman Management Inc., the principal underwriter distributing securities of the Registrant, is also the principal underwriter and distributor for each of the following investment companies:
Neuberger Berman Equity Funds
Neuberger Berman Income Funds

NB Management is also the investment adviser to the master funds in which each of the above-named investment companies invest.

(b) Information with respect to each director and officer of the principal underwriter is incorporated by reference to Form ADV, filed by NB Management with the U.S. Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940, as amended (File No. 801-8259).

(c) No commissions or compensation were received directly or indirectly from the Registrant by any principal underwriter who was not an affiliated person of the Registrant.

Item 28. Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31 (a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder with respect to the Registrant are maintained at the offices of State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, except for the Registrant's Trust Instrument and Bylaws, minutes of meetings of the Registrant's Trustees and shareholders and the Registrant's policies and contracts, which are maintained at the offices of the Registrant, 605 Third Avenue, New York, New York 10158.

Item 29. Management Services

Other than as set forth in Parts A and B of this Registration Statement, the Registrant is not a party to any management-related service contract.

Item 30. Undertakings

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement pursuant to Rule 485(b) under the 1933 Act and has duly caused this Post-Effective Amendment No. 43 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and the State of New York on the 29th day of April, 2003.
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
By: /s/ Barbara Muinos_______________ Barbara Muinos

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 43 to the Registration Statement of Neuberger Berman Advisers Management Trust has been signed below by the following trustees and officers of the Registrant in the capacities and on the date indicated.
Signature	Title	Date
/s/------------------------------------ Peter Sundman*	Chairman and Trustee (Chief Executive Officer)	April 29, 2003
/s/ Barbara Muinos Barbara Muinos	Treasurer (Principal Financial and Accounting Officer)	April 29, 2003
/s/----------------------------------- John Cannon*	Trustee	April 29, 2003
/s/----------------------------------- Faith Colish*	Trustee	April 29, 2003
/s/----------------------------------- Walter G. Ehlers*	Trustee	April 29, 2003
/s/----------------------------------- C. Anne Harvey*	Trustee	April 29, 2003
/s/----------------------------------- Barry Hirsch*	Trustee	April 29, 2003
/s/----------------------------------- Robert A. Kavesh*	Trustee	April 29, 2003
/s/----------------------------------- Howard A. Mileaf*	Trustee	April 29, 2003
/s/----------------------------------- Edward I. O'Brien*	Trustee	April 29, 2003
/s/----------------------------------- Jack L. Rivkin*	Trustee (President)	April 29, 2003
/s/----------------------------------- John P. Rosenthal*	Trustee	April 29, 2003
/s/----------------------------------- William E. Rulon*	Trustee	April 29, 2003
/s/----------------------------------- Cornelius T. Ryan*	Trustee	April 29, 2003
/s/----------------------------------- Tom Decker Seip*	Trustee	April 29, 2003
/s/----------------------------------- Candace L. Straight*	Trustee	April 29, 2003
/s/----------------------------------- Peter P. Trapp*	Trustee	April 29, 2003

* By: /s/ Barbara Muinos Barbara Muinos Attorney-in-Fact**

** Pursuant to Powers of Attorney filed for Peter Sundman, John Cannon, Faith Colish, Walter G. Ehlers, C. Anne Harvey, Barry Hirsch, Robert A. Kavesh, Howard A. Mileaf, Edward I. O'Brien, John P. Rosenthal, William E. Rulon, Cornelius T. Ryan, Tom Decker Seip, Candace L. Straight, and Peter P. Trapp, as part of Post-Effective Amendment No. 41 to Registrant's Registration Statement. Pursuant to Powers of Attorney filed for Jack L. Rivkin as part of Post-Effective Amendment 42 to Registrant's Registration Statement.